           As filed with the Securities and Exchange Commission on April 2, 2013

                                            1933 Act Registration No. 333-125790

                                             1940 Act Registration No. 811-09241

                                                              CIK No. 0001080299
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 19

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 51

             Lincoln Life Flexible Premium Variable Life Account S
                           (Exact Name of Registrant)

                          Lincoln Corporate Variable 5
                        Lincoln Corporate Commitment VUL

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                                  Adam Ciongli
                  The Lincoln National Life Insurance Company
                         150 North Radnor Chester Road
                                Radnor, PA 19087
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2012 was filed March 25, 2013.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/X/ on May 1, 2013 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 29, 2012.

         SUPPLEMENT DATED MAY 1, 2013 TO PROSPECTUSES DATED MAY 1, 2013

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
    PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC
                                      VUL

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
                  PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
                PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

             ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

     - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Northern Cross, LLC)
         THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -   M LARGE CAP VALUE FUND: Long-term capital appreciation.
         (Subadvised by AJO, LP)
         (formerly M Business Opportunity Value Fund)
         THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     - M CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
         THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -   M LARGE CAP GROWTH FUND: Long-term capital appreciation.
         (Subadvised by DSM Capital Partners, LLC)
         THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                               PROSPECTUS 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln
National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.



     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.
                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


                  o AllianceBernstein Variable Products Series Fund

                  o American Century Variable Portfolios, Inc.

                  o American Century Variable Portfolios II, Inc.

                  o American Funds Insurance Series (Reg. TM)


                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Goldman Sachs Variable Insurance Trust

                  o Janus Aspen Series


                  o JPMorgan Insurance Trust


                  o Lincoln Variable Insurance Products Trust


                  o MFS (Reg. TM) Variable Insurance TrustSM


                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust

                  o T. Rowe Price Equity Series, Inc.

     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2013

                                 Table of Contents





Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        18
    Voting Rights...............................        18
POLICY CHARGES AND FEES.........................        18
    Premium Load; Net Premium Payment...........        19
    Surrender Charges...........................        20
    Partial Surrender Fee.......................        20
    Transfer Fee................................        20
    Mortality and Expense Risk Charge...........        20
    Cost of Insurance Charge....................        20
    Administrative Fee..........................        21
    Policy Loan Interest........................        21
    Rider Charges...............................        21
    Case Exceptions.............................        21
YOUR INSURANCE POLICY...........................        22
    Application.................................        23
    Owner.......................................        23
    Right to Examine Period.....................        23
    Initial Specified Amount....................        24
    Transfers...................................        24
    Market Timing...............................        24
    Dollar Cost Averaging.......................        26
    Automatic Rebalancing.......................        27
    Riders......................................        27


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        34
    Paid-Up Nonforfeiture Option................        34
    Coverage Beyond Maturity....................        35
    Termination of Coverage.....................        35
    State Regulation............................        35
PREMIUMS........................................        35
    Allocation of Net Premium Payments..........        36
    Planned Premiums; Additional Premiums.......        36
    Life Insurance Qualification................        36
    Policy Values...............................        37
DEATH BENEFITS..................................        38
    Death Benefit Options.......................        38
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        39
    Death Benefit Proceeds......................        39
POLICY SURRENDERS...............................        40
    Partial Surrender...........................        40
POLICY LOANS....................................        40
LAPSE AND REINSTATEMENT.........................        41
    Reinstatement of a Lapsed Policy............        42
TAX ISSUES......................................        42
    Taxation of Life Insurance Contracts in
      General...................................        42
    Policies That Are MECs......................        43
    Policies That Are Not MECs..................        44
    Other Considerations........................        44
    Fair Market Value of Your Policy............        45
    Tax Status of Lincoln Life..................        45
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        46
LEGAL PROCEEDINGS...............................        46
FINANCIAL STATEMENTS............................        46
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        47

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and Accumulation Values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.



                                Table I: Transaction Fees
                                    When Charge                         Amount
         Charge                     is Deducted                        Deducted
 Maximum sales charge        When you pay a Premium.        5.0% of each Premium Payment.
 imposed on Premiums

                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Premium Tax                      When you pay a Premium.                A maximum of 5.0% of each Premium
                                                                         Payment.1
 Deferred Acquisition Cost        When you pay a Premium.                1.0% of each Premium Payment.
 (DAC) Tax
 Surrender Charge                 Upon Full Surrender of your            There is no charge for surrendering your Policy.
                                  Policy.
 Partial Surrender Fee            When you take a Partial                There is no charge for a Partial Surrender.
                                  Surrender of your Policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any Policy Year.

     1 Charges range from 0.0% to 5.0%, depending on the state of issue.


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.38 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   Specified Amount to a minimum of $0.00 per
                                                   $1,000 of Specified Amount.

                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                When Charge                             Amount
          Charge                is Deducted                            Deducted
 Charge for a                                     For a male or female age 45, the maximum
 Representative insured                           additional monthly charge is $0.06 per $1,000 of
                                                  Specified Amount.
 Policy Loan Interest          Annually           The annual rate charged against the loan balance
                                                  will be the greater of 3.5%, or Moody's
                                                  Investors Service, Inc. Corporate Bond Yield
                                                  Average - Monthly Average Corporates for the
                                                  calendar month which ends two months prior to
                                                  the Policy Anniversary.



              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                  When Charge                             Amount
           Charge                 is Deducted                            Deducted
 Rider Charges                                      Individualized based on optional Rider(s)
                                                    selected.
 Term Insurance Rider*           Monthly
  Maximum and                                       The monthly cost of insurance rates for standard
  Minimum Charge                                    issue individuals ranges from a guaranteed
                                                    maximum of $83.33 per $1,000 per month to a
                                                    guaranteed minimum of $0.00 per $1,000 per
                                                    month of Net Amount at Risk.

                                                    Individuals with higher mortality risk than
                                                    standard issue individuals can be charged from
                                                    125% to 800% of the standard rate.
  Charge for a                                      For a male or female, age 45, nonsmoker, the
  Representative Insured                            guaranteed maximum monthly cost of insurance
                                                    rate is $0.38 per $1,000 of Net Amount at Risk.
  Alternative Policy Loan        N/A                There is no charge for this rider.
  Rider
  Enhanced Surrender             N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured              N/A                There is no charge for this rider.
  Rider



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.91% 2         0.25%
 (12b-1) fees, and other expenses.



  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.74%. These waivers and reductions generally extend through April 30, 2014 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a Separate Account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.


How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the fund advisors or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the Policy. Additionally, a fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.




Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.




Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


     o Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
       (formerly Invesco Van Kampen V.I. Growth and Income Fund)


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
       L.P.

        o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital

     o AllianceBernstein VPS Growth and Income Portfolio (Class A):
  Long-term growth of capital.

       This fund is available only to existing cases as of May 2, 2011. Consult your financial advisor.


     o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.
       This fund is available only to existing cases as of May 1, 2012. Consult your financial advisor.

     o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.


American Century Variable Portfolios, Inc., advised by American Century
  Investment Management, Inc.

     o Income and Growth Fund (Class I): Capital growth; income is a secondary consideration.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o International Fund (Class I): Capital growth.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


American Century Variable Portfolios II, Inc., advised by American Century
  Investment Management, Inc.

     o Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
  Management Company.

     o Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Global Growth Fund (Class 2): Long-term growth of capital.

     o Global Small Capitalization Fund (Class 2): Long-term capital growth.

     o Growth Fund (Class 2): Capital growth.


     o Growth-Income Fund (Class 2): Long-term growth of capital and income.


     o High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.


     o International Fund (Class 2): Long-term growth of capital.


     o U.S. Government/AAA Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


     o Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.


        o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


     o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.


        o Emerging Markets Series (Standard Class): Long-term capital appreciation.


     o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.

       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.


     o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

     o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

     o Small Cap Value Series (Standard Class): Capital appreciation.

     o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.


        o U. S. Growth Series (Standard Class): Long-term capital appreciation.


     o Value Series (Standard Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.


     o DWS Equity 500 Index VIP (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg.
       TM) Index"), which emphasizes stocks of large US companies.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o DWS Small Cap Index VIP (Class A): to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.

       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Investment Management Americas Inc. and subadvised by RREEF America L.L.C.


     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.

Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

     o Asset Manager Portfolio (Service Class): High total return.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.


     o Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom Income PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Growth Portfolio (Service Class): To achieve capital appreciation.

     o Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital. This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Franklin U.S. Government Fund, and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


     o Franklin Income Securities Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.

     o Franklin Rising Dividends Securities Fund (Class1): Long-term capital appreciation; preservation of capital is also an important consideration.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Franklin Small Cap Value Securities Fund (Class 2): Long-term total return.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     o Franklin U.S. Government Fund (Class 1): Income.


        o Mutual Shares Securities Fund (Class 1): Capital appreciation; income is a secondary consideration.

     o Templeton Global Bond Securities Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.


     o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
  Management, L.P.

     o Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.


Janus Aspen Series, advised by Janus Capital Management LLC.


     o Flexible Bond Portfolio (Service Shares): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.

     o JPMorgan JPMIT Core Bond Portfolio (Class1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


     o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
       (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

     o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities. (Subadvised by BlackRock Investment Management LLC)
       (formerly LVIP Wells Fargo Intrinsic Value Fund)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
       (Subadvised by CBRE CLARION SECURITIES LLC)
       (formerly LVIP Cohen & Steers Global Real Estate Fund)

     o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)
       (formerly LVIP Turner Mid-Cap Growth Fund)

     o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.
       (formerly LVIP Dimensional Non-U.S. Equity Fund)

     o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.
       (formerly LVIP Dimensional U.S. Equity Fund)

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with the preservation of capital.


     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


     o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP J.P. Morgan High Yield Fund)

     o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP Columbia Value Opportunities Fund)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

       (Subadvised by Delaware Management Company)


     o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)
       (formerly LVIP SSgA Global Tactical Allocation Fund)

     o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       To maximize capital appreciation.

       (Subadvised by T. Rowe Price Associates, Inc.)


     o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.
       (Subadvised by Templeton Investment Counsel, LLC)
       (formerly LVIP Templeton Growth Fund)

     o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Subadvised by UBS Global Asset Management (Americas) Inc.)
       (formerly LVIP Janus Capital Appreciation Fund)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
       Long-term capital appreciation.

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

     o LVIP Protected Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company


        o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.

     o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC


     o Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital. (formerly Regency Portfolio)

       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


     o Mid-Cap Growth Portfolio (I Class): Growth of capital.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.



PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
       (Administrative Class): Maximum real return.


     o PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.



T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.


     o T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.


  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.

Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitution of Underlying Funds. Substitute funds may have higher charges than the funds being replaced.




Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.


Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

o the initial policy Premium, and the total Premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that fund's prospectus.


The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the "Monthly Anniversary Day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.


If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment


We deduct a portion from each Premium Payment. This amount, referred to as "Premium Load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment." Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The target Premium is shown in the policy specifications.


Sales Charge.  The current sales charge ranges are:



                     Portion of Premium        Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium            Target Premium
--------------      --------------------      -------------------
       1                   3.5%                      0.5%
       2                   3.0%                      0.5%
       3                   2.0%                      0.5%
      4-7                  1.0%                      0.5%
      8+                   0.5%                      0.5%

The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Policy Year.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each Premium Payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.

Surrender Charges

There are no Surrender Charges for your Policy.



Partial Surrender Fee

There is no Surrender Charge or Administrative Fee imposed on Partial
Surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.40%
      11-20                0.10%-0.20%
  21 and after                0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each Policy Year as the insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.

We will notify you of the current Policy Loan interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.



Case Exceptions

We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total Premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners.

YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The Policy and the application constitute the entire contract between you and Lincoln Life.


If we obtain appropriate approvals from Owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the insured and Owner; date of issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the Policy value after issue varies depending on the insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The Owner on the date of policy issue is designated in the Policy
Specifications. You, as Owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your Policy as long as the insured is living and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.




Right to Examine Period

You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.



Initial Specified Amount


You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.




Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or fund shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from an Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some Underlying Funds also may impose redemption fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.




Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your Policy is surrendered.



Automatic Rebalancing

You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.


Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The Policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the Monthly Deductions, and is based on the insured's premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

The rider's death benefit is included in the total death benefit paid under the Policy.

Alternative Policy Loan Rider. The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company's consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.

Alternative Policy Loan. If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the policy's Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:

a) a loan agreement is properly executed;

b) a satisfactory assignment of the Policy to the Company is made; and

c) the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the Policy to the Company authorizes the Company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.


Maximum Alternative Policy Loan Balance. On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:


1. the balance in the money market account multiplied by 0.90, and

2. the alternative policy loan factor multiplied by

     a) the sum of the Fixed Account value and the Sub-Account value, less

     b) the value in the money market account

The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.


There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:


  a) on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or

  b) on any day when the alternative loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.

If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:

  a) the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by

     b) 0.90 minus the alternative policy loan factor.

The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the total account value of the Policy.

Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company

Alternative Policy Loan Interest. Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.

The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or

2) 4.25%

The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.

We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.

Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the loan collateral account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the loan collateral account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.

The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.

Enhanced Surrender Value Rider. The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the Policy only with Lincoln Life's consent. There is no cost for this rider.

This rider provides two additional benefits:

a) Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the Policy.

A. Surrender Value benefit.

Under this rider, the Full Surrender Value of the Policy will equal:

a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.

Target enhancement amount. On any Monthly Deduction day, the target enhancement amount is equal to the target Surrender Value less the total account value of the Policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each Monthly Deduction day, the target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target Surrender Value on the immediately preceding Monthly Deduction day.

2) is all Premiums received since the immediately preceding Monthly Deduction day.

3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

4) is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.

On the date of issue, the target Surrender Value will be the initial Premium received. On any day other than the date of issue or a Monthly Deduction day, the target Surrender Value will be the target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:



 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.

Cumulative Surrender Value Premium. The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:

a) Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and

b) Is the target Premium for the Policy Year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this Policy

During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.

Maximum Enhancement Rate. The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:



                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%

The Maximum Enhancement Rate will not exceed 25% in any Policy Year.

Term Blend Adjustment Factor. The Term Blend Adjustment Factor is equal to 1.0 unless a Term Insurance Rider is attached to the Policy. If a Term Insurance Rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:



 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy

There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.

Expense Reduction Rate. The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:



                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%

                     Monthly Expense                           Monthly Expense
 Policy Years        Reduction Rate        Policy Years         Reduction Rate
--------------      ----------------      --------------      -----------------
       2                  0.0%                  8                 0.00833%
       3                  0.0%                  9                 0.00833%
       4                  0.0%                 10                 0.00833%
       5                  0.0%                 11+                  0.0%
       6                0.00833%

The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.

If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the Cost of Insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly Administrative Fee for the base policy.

This rider will terminate without value in the event that this Policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

1) the death of the insured; or

2) the maturity date of this Policy; or

3) the date this Policy ends; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed "Requested Adjustable Benefit Enhancement Amount" and "Maximum Adjustable Benefit Enhancement Amount" for more information.

The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced Surrender Value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed "Term Blend Adjustment Factor" for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the Full Surrender Value of the Policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each Policy Anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of Premiums paid on the date of issue of the Policy; and

b) is the target Premium for the Policy Year, as shown in the policy specifications. If a term insurance rider is attached to your Policy, the target Premium will be multiplied by the ratio of the target face amount to the basic policy Specified Amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other Monthly Deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy Specified Amount to the target face amount.

If term insurance is added to the Policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the Policy, as shown in the policy specifications; or

3) the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account Value to the Fixed Account Value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any Indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.


At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.




Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;

2) death of the insured;

3) failure to pay the necessary amount of Premium to keep your Policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.



Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.


In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. The excess amount of Premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.

The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.

The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline

Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your Policy.


Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.




Policy Values

Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the total account value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.


DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.

Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.




 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount, which includes the total account value as of the         Generally provides a level death
              date of the insured's death.                                               benefit
    2         Sum of the Specified Amount plus the total account value as of the         May increase or decrease over
              date of the insured's death.                                               time, depending on the amount
                                                                                         of Premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified Amount plus the accumulated Premiums (all Premiums               Will generally increase,
              paid from the date of issue accumulated at the Premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           Premium paid.
              the Policy Specifications pages), less withdrawals as of the date of the insured's death.


If your Policy includes a Term Insurance Rider, the target face amount replaces the Specified Amount in each of the death benefit options.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new Specified Amount will equal the Specified Amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the date of issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.


Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.


Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the total account value is equal to, or greater than, the Monthly Deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.

POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.


The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the Surrender Value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the total account value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the Specified Amount.
         2              Will reduce the total account value and the death benefit, but not the Specified Amount.
         3              Will reduce the total account value, accumulated Premiums (all Premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the surrender value of your Policy. We reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and total account value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current total account value, the Policy will terminate subject to the conditions in the Grace Period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any Policy Year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Policy Year's rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Policy Year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.

When you take a loan, we will tell you the current Policy Loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.


LAPSE AND REINSTATEMENT
If at any time the total account value less the loan collateral account value is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse. The total account value less the loan collateral account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the total account value less the loan collateral account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the

Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.



Reinstatement of a Lapsed Policy

If your Policy has lapsed and the insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) the policy has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your Policy in force for at least three months; and

5) any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.

If a Policy Loan is being reinstated, the policy's Total Account Value Accumulation Value at reimbursement will be the amount reinstated in the Loan Account plus the Net Premium Payment made less all Monthly Deductions due.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a Policy Lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.




Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness including an Alternative Policy Loan, if any, is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.


Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of the Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 consolidated financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.


You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241

                               End of Prospectus

                                   SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2013
                 Relating to Prospectus Dated May 1, 2013 for



                     Lincoln Corporate Variable 5 product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



            The Lincoln National Life Insurance Company, Depositor




The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.


A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.


                         TABLE OF CONTENTS OF THE SAI





Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION.........................             2
    Lincoln Life............................             2
    Capital Markets.........................             2
    Registration Statement..................             2
    Changes of Investment Policy............             2
    Principal Underwriter...................             3
    Disaster Plan...........................             3
    Advertising & Ratings...................             3
SERVICES....................................             4
    Independent Registered Public Accounting
      Firm..................................             4
    Accounting Services.....................             4
    Transfer Agent..........................             4
POLICY INFORMATION..........................             5


Contents                                              Page
--------------------------------------------       ----------
    Assignment..............................             5
    Change of Ownership.....................             5
    Beneficiary.............................             5
    Change of Plan..........................             5
    Settlement Options......................             5
    Deferral of Payments....................             6
    Incontestability........................             6
    Misstatement of Age.....................             6
    Suicide.................................             6
PERFORMANCE DATA............................             7
FINANCIAL STATEMENTS........................             8
    Separate Account........................           C-1
    Company.................................           S-1

GENERAL INFORMATION



Lincoln Life

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.




Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.




Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $24,192,239 in 2012, $19,985,842 in 2011 and $19,703,728 in 2010 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings


We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the policy and do not refer to the performance of the policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/ investor.

About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the policy or any member of the public regarding the advisability of investing in securities generally or in the policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the policy. S&P has no obligation to take the needs of the Licensee or the Owners of the policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the policy or the timing of the issuance or sale of the policy or in the determination or calculation of the equation by which the policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements and other financial information of the Lincoln Life Flexible Premium Variable Life Account S as of December 31, 2012 for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

POLICY INFORMATION


Assignment

While the insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.




Change of Ownership


As long as the insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.




Beneficiary


The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any Beneficiary dies before the insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Change of Plan


Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original Policy.




Settlement Options


All or part of the proceeds of this Policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.


The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.


Refer to your Policy for detailed information on each of the annuity payment options.


You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from date of issue or increase (in accordance with state law).




Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide


If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.

PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.


Data reflects:

o an annual reduction for fund management fees and expenses, but


o no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.


These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:


(1) all recurring fees have been charged to the Owner's accounts; and


(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 consolidated financial statements of the Company follow.

         SUPPLEMENT DATED MAY 1, 2013 TO PROSPECTUSES DATED MAY 1, 2013

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
    PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC
                                      VUL

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
                  PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
                PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

             ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

     - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Northern Cross, LLC)
         THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -   M LARGE CAP VALUE FUND: Long-term capital appreciation.
         (Subadvised by AJO, LP)
         (formerly M Business Opportunity Value Fund)
         THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     - M CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
         THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -   M LARGE CAP GROWTH FUND: Long-term capital appreciation.
         (Subadvised by DSM Capital Partners, LLC)
         THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                                 PROSPECTUS 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.



     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.
                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


                  o AllianceBernstein Variable Products Series Fund

                  o American Century Variable Portfolios II, Inc.


                  o American Funds Insurance Series (Reg. TM)

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Goldman Sachs Variable Insurance Trust


                  o JPMorgan Insurance Trust


                  o Lincoln Variable Insurance Products Trust


                  o MFS (Reg. TM) Variable Insurance TrustSM


                  o PIMCO Variable Insurance Trust

                  o T. Rowe Price Equity Series, Inc.

     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2013

                                 Table of Contents





Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        17
    Voting Rights...............................        17
POLICY CHARGES AND FEES.........................        18
    Premium Load; Net Premium Payment...........        18
    Surrender Charges...........................        19
    Partial Surrender Fee.......................        19
    Transfer Fee................................        19
    Mortality and Expense Risk Charge...........        19
    Cost of Insurance Charge....................        20
    Administrative Fee..........................        20
    Policy Loan Interest........................        20
    Rider Charges...............................        20
    Case Exceptions.............................        21
YOUR INSURANCE POLICY...........................        21
    Application.................................        22
    Owner.......................................        22
    Right to Examine Period.....................        23
    Initial Specified Amount....................        23
    Transfers...................................        23
    Market Timing...............................        24
    Dollar Cost Averaging.......................        26
    Automatic Rebalancing.......................        26
    Riders......................................        26


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        39
    Paid-Up Nonforfeiture Option................        39
    Coverage Beyond Maturity....................        40
    Termination of Coverage.....................        40
    State Regulation............................        40
PREMIUMS........................................        40
    Allocation of Net Premium Payments..........        41
    Planned Premiums; Additional Premiums.......        41
    Life Insurance Qualification................        41
    Policy Values...............................        42
DEATH BENEFITS..................................        43
    Death Benefit Options.......................        43
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        44
    Death Benefit Proceeds......................        44
POLICY SURRENDERS...............................        44
    Partial Surrender...........................        45
POLICY LOANS....................................        45
LAPSE AND REINSTATEMENT.........................        46
    Reinstatement of a Lapsed Policy............        47
TAX ISSUES......................................        47
    Taxation of Life Insurance Contracts in
      General...................................        47
    Policies That Are MECs......................        48
    Policies That Are Not MECs..................        49
    Other Considerations........................        49
    Fair Market Value of Your Policy............        50
    Tax Status of Lincoln Life..................        50
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        51
LEGAL PROCEEDINGS...............................        51
FINANCIAL STATEMENTS............................        51
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        52

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and Accumulation Values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.



                                Table I: Transaction Fees
                                    When Charge                         Amount
         Charge                     is Deducted                        Deducted
 Maximum sales charge        When you pay a Premium.        5.0% of each Premium Payment.
 imposed on Premiums

                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Premium Tax                      When you pay a Premium.                A maximum of 5.0% of each Premium
                                                                         Payment.1
 Deferred Acquisition Cost        When you pay a Premium.                1.0% of each Premium Payment.
 (DAC) Tax
 Surrender Charge                 Upon Full Surrender of your            There is no charge for surrendering your Policy.
                                  Policy.
 Partial Surrender Fee            When you take a Partial                There is no charge for a Partial Surrender.
                                  Surrender of your Policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any Policy Year.

     1 Charges range from 0.0% to 5.0%, depending on the state of issue.


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $34.26 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.22 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   Specified Amount to a minimum of $0.00 per
                                                   $1,000 of Specified Amount.

                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                When Charge                             Amount
          Charge                is Deducted                            Deducted
 Charge for a                                     For a male or female age 45, the maximum
 Representative insured                           additional monthly charge is $0.17 per $1,000 of
                                                  Specified Amount.
 Policy Loan Interest          Annually           The annual rate charged against the loan balance
                                                  will be the greater of 3.5%, or Moody's
                                                  Investors Service, Inc. Corporate Bond Yield
                                                  Average - Monthly Average Corporates for the
                                                  calendar month which ends two months prior to
                                                  the Policy Anniversary.



              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                  When Charge                             Amount
           Charge                 is Deducted                            Deducted
 Rider Charges                                      Individualized based on optional Rider(s)
                                                    selected.
 Term Insurance Rider*           Monthly
  Maximum and                                       The monthly cost of insurance rates for standard
  Minimum Charge                                    issue individuals ranges from a guaranteed
                                                    maximum of $34.26 per $1,000 per month to a
                                                    guaranteed minimum of $0.00 per $1,000 per
                                                    month of Net Amount at Risk.

                                                    Individuals with higher mortality risk than
                                                    standard issue individuals can be charged from
                                                    125% to 800% of the standard rate.
  Charge for a                                      For a male or female, age 45, nonsmoker, the
  Representative Insured                            guaranteed maximum monthly cost of insurance
                                                    rate is $0.22 per $1,000 of Net Amount at Risk.
  Alternative Policy Loan        N/A                There is no charge for this rider.
  Rider
  Enhanced Surrender             N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Customized Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured              N/A                There is no charge for this rider.
  Rider
  Surrender Value and            N/A                There is no charge for this rider.
  Loan Spread
  Enhancement Rider



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.91% 2         0.25%
 (12b-1) fees, and other expenses.



  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.74%. These waivers and reductions generally extend through April 30, 2014 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a Separate Account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.


How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the fund advisors or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the Policy. Additionally, a fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.




Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.




Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


     o Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
       (formerly Invesco Van Kampen V.I. Growth and Income Fund)


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
       L.P.

        o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein VPS Growth and Income Portfolio (Class A):
  Long-term growth of capital.

       This fund is available only to existing cases as of May 2, 2011. Consult your financial advisor.


     o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.
       This fund is available only to existing cases as of May 1, 2012. Consult your financial advisor.

     o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century
  Investment Management, Inc.

     o Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.

       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series (Reg. TM), advised by Capital Research and
  Management Company.

     o Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o Global Growth Fund (Class 2): Long-term growth of capital.


     o Global Small Capitalization Fund (Class 2): Long-term capital growth.

     o Growth Fund (Class 2): Capital growth.


     o Growth-Income Fund (Class 2): Long-term growth of capital and income.


     o High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.

     o International Fund (Class 2): Long-term growth of capital.


     o U.S. Government/AAA Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


     o BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o BlackRock Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


     o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.


        o Emerging Markets Series (Standard Class): Long-term capital appreciation.


     o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.

       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.


     o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

     o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

     o Small Cap Value Series (Standard Class): Capital appreciation.

     o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.


        o U. S. Growth Series (Standard Class): Long-term capital appreciation.


     o Value Series (Standard Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.


     o Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom Income PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Growth Portfolio (Service Class): To achieve capital appreciation.

     o Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital. This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Templeton Global Bond Securities Fund, and the Franklin U.S. Government Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


     o Franklin Income Securities Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.

     o Franklin Rising Dividends Securities Fund (Class 1): Long-term capital appreciation; preservation of capital is also an important consideration.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Franklin Small Cap Value Securities Fund (Class 2): Long-term total return.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     o Franklin U.S. Government Fund (Class 1): Income.


        o Mutual Shares Securities Fund (Class 1): Capital appreciation; income is a secondary consideration.

     o Templeton Global Bond Securities Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.



Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
       Management, L.P.

     o Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.



JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.

     o JPMorgan JPMIT Core Bond Portfolio (Class1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)


     o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
       (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

     o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities. (Subadvised by BlackRock Investment Management LLC)
       (formerly LVIP Wells Fargo Intrinsic Value Fund)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
       (Subadvised by CBRE CLARION SECURITIES LLC)
       (formerly LVIP Cohen & Steers Global Real Estate Fund)

     o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)
       (formerly LVIP Turner Mid-Cap Growth Fund)

     o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.


     o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.

       (Subadvised by Delaware Management Company)*


     o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.
       (formerly LVIP Dimensional Non-U.S. Equity Fund)

     o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.
       (formerly LVIP Dimensional U.S. Equity Fund)

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.


     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.

       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

     o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP J.P. Morgan High Yield Fund)

     o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP Columbia Value Opportunities Fund)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

       (Subadvised by Delaware Management Company)


     o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)
       (formerly LVIP SSgA Global Tactical Allocation Fund)

     o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       To maximize capital appreciation.

       (Subadvised by T. Rowe Price Associates, Inc.)


     o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.
       (Subadvised by Templeton Investment Counsel, LLC)
       (formerly LVIP Templeton Growth Fund)

     o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Subadvised by UBS Global Asset Management (Americas) Inc.)
       (formerly LVIP Janus Capital Appreciation Fund)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
       Long-term capital appreciation.

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile Conservative Profile Fund (Standard Class)(2):
       High current income and growth of capital.

     o LVIP Protected Profile Growth Fund (Standard Class)(2): Balance between high current income and growth of capital.

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): Balance between high current income and growth of capital.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company


        o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.

     o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
       (Administrative Class): Maximum real return.


     o PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.



T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.


     o T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitution of Underlying Funds. Substitute funds may have higher charges than the funds being replaced.




Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.


Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

o the initial policy Premium, and the total Premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that fund's prospectus.


The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the "Monthly Anniversary Day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.


For policies issued prior to December 27, 2010, if the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.

For policies issued on or after December 27, 2010, if the total value of the Sub-Accounts and Fixed Account is insufficient to cover the current Monthly Deduction, all coverage under your Policy will lapse. You have a Grace Period, as described in the section entitled "Lapse and Reinstatement", to pay an amount that will prevent the lapse from occurring.



Premium Load; Net Premium Payment


We deduct a portion from each Premium Payment. This amount, referred to as "Premium Load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment." Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The target Premium is shown in the policy specifications.


Sales Charge.  The current sales charge ranges are:

                     Portion of Premium       Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium           Target Premium
--------------      -------------------      --------------------
       1                   3.5%                     1.0%
       2                   3.0%                     1.0%
      3-4                  2.0%                     1.0%
      5-7                  1.5%                     1.0%
      8+                   1.0%                     1.0%

The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Policy Year.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each Premium Payment to help offset the Company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.



Surrender Charges

There are no Surrender Charges for your Policy.



Partial Surrender Fee

There is no Surrender Charge or Administrative Fee imposed on Partial
Surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.30%
      11-20                0.10%-0.15%
  21 and after                0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.

Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each Policy Year as the insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.

We will notify you of the current Policy Loan interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

Case Exceptions

We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total Premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners.


YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The Policy and the application constitute the entire contract between you and Lincoln Life.


If we obtain appropriate approvals from Owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the insured and Owner; date of issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the Policy value after issue varies depending on the insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The Owner on the date of policy issue is designated in the Policy
Specifications. You, as Owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your Policy as long as the insured is living and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.




Right to Examine Period

You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.



Initial Specified Amount


You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.




Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or fund shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from an Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some Underlying Funds also may impose redemption fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your Policy is surrendered.



Automatic Rebalancing

You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.


Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The Policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the Monthly Deductions, and is based on the insured's premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

The rider's death benefit is included in the total death benefit paid under the Policy.

Alternative Policy Loan Rider. The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company's consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.

Alternative Policy Loan. If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the policy's Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:

a) a loan agreement is properly executed;

b) a satisfactory assignment of the Policy to the Company is made; and

c) the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the Policy to the Company authorizes the Company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.


Maximum Alternative Policy Loan Balance. On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:


1. the balance in the money market account multiplied by 0.90, and

2. the alternative policy loan factor multiplied by

     a) the sum of the Fixed Account value and the Sub-Account value, less

     b) the value in the money market account

The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.


There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:

  a) on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or

  b) on any day when the alternative loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.

If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:

  a) the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by

     b) 0.90 minus the alternative policy loan factor.

The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the total account value of the Policy.


Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company

Alternative Policy Loan Interest. Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.

The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or

2) 4.25%

The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.

We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.

Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the loan collateral account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the loan collateral account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.

The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.


Customized Benefit Enhancement Rider: The Policy can be issued with a Customized Benefit Enhancement Rider ("CBE") at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Enhanced Surrender Value Rider or the Surrender Value and Loan Spread Enhancement Rider.

The rider provides a Customized Benefit Enhancement ("CBE") which is an amount that may be added to the Surrender Value provided under the Policy. The CBE, if any, will be available only upon the Eligible Surrender of your Policy. An "Eligible Surrender" is a full surrender of the Policy. Partial surrenders and withdrawals of less than the full amount of your Policy are not Eligible Surrenders. Please note that a full surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The amount of the CBE is not a value used when determining whether a Policy will Lapse or in calculating amounts available for Policy loans or partial surrenders. Also, if you cancel the Policy during the Right To Examine period, the CBE Amount (that portion of the CBE Balance, see below, that is available to be paid upon an Eligible Surrender) is not payable.

In calculating the CBE, we first determine the "CBE Balance". The CBE Balance is the basis for determining the CBE Amount available to you each Policy Year. The CBE Balance at issue is used to establish the CBE Schedule (explained below). After the initial calculation, on each subsequent Policy Anniversary, a new CBE Balance is calculated for the next Policy Year and may subsequently be adjusted based on any partial surrender activity throughout the year. We also consider whether or not a Term Insurance Rider has been chosen. These calculations are explained below.

The CBE Schedule reflects (a) the Policy Years during which the CBE will be available to you; (b) the CBE Percentage Rates; and (c) the Maximum CBE Percentage Rates, which are used with a Term Blend Adjustment Factor, as described further below, to determine the portion of the CBE Balance (or "CBE Amount"), that is available to you each year upon the Eligible Surrender of your Policy. The CBE Percentage Rates and the Maximum CBE Percentage Rates are shown on the Rider Specification page of your Policy.

Upon the Eligible Surrender of your Policy during the CBE Schedule, the CBE Amount used in calculating the surrender proceeds paid will be only the amount calculated as being available for the then current Policy Year as shown in the CBE Schedule. The CBE Schedule and CBE Percentage Rates that best suit your financial needs are determined during the financial underwriting process and will not change after the issuance of the Policy with this Rider.

Under the terms of the rider, in determining the amount of your Surrender Proceeds, in lieu of the Surrender Value as described in the Policy, we will pay an amount equal to:

     a. the Net Accumulation Value, less;

     b. any accrued loan interest not yet charged; plus

     c. the CBE Amount, if any.

As noted above, in determining the CBE Balance and CBE Amount we consider whether or not you have elected a Term Insurance Rider. Accordingly, assuming you effect an Eligible Surrender:

1. For Policies without a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium; minus (b) the sum of any partial surrenders. The CBE Amount payable in the first Policy Year, will be determined on any Valuation Day by multiplying (a) the CBE Balance; by (b) the applicable CBE Percentage Rate.

The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.

Sample Policy:

Insured: Male, Standard Non-tobacco, age 40

Policy Specified Amount: $3,000,000

Target Face Amount: $3,000,000

Premium Paid: $120,000.00

Target Premium: $121,113.42

CBE Percentage Rate: 9.0%

Maximum CBE Percentage Rate: 11.0%

Partial Surrender: $0

At the end of the first Policy Year, based on the sample policy above, the CBE Balance can be calculated as the lesser of (a) minus (b), or (c), where:

(a) Premium paid: $120,000.00;

(b) Partial surrenders: $0;

(c) Target Premium: $121,113.42;

In this example, the CBE Balance calculated at the end of the first Policy year is $120,000.

Based on the sample policy above, the CBE Amount at the end of the first policy year is calculated as (d) times (e), where:

(d) CBE Balance: $120,000;

(e) CBE Percentage Rate: 9.0%;

In this example, the CBE Amount is $10,800.

In each Policy Year after the first (i.e. "Subsequent Policy Year"), the beginning CBE Balance on a Policy Anniversary will be calculated based upon:
(a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any partial surrenders transacted in the previous Policy Year. The CBE Amount payable in a Subsequent Policy Year will be calculated on any Valuation Day by multiplying the then current CBE Balance by the applicable CBE Percentage Rate.

2. For Policies with a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium multiplied by the ratio of the Target Face Amount to the Initial Policy Specified Amount of the base Policy; minus (b) the sum of any partial surrenders. The CBE Amount payable in the first Policy Year will be calculated on any Valuation Day as the lesser of:

(a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or
(b) the CBE Balance multiplied by applicable CBE Percentage.

The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.

Sample Policy:

Insured: Male, Standard Non-tobacco, age 55

Policy Specified Amount: $1,500,000

Target Face Amount: $2,000,000

Premium Paid: $134,100.00

Target Premium: $100,612.91

CBE Percentage Rate: 10.5%

Maximum CBE Percentage Rate: 11.0%

Minimum Adjustment Factor: 0.75%

Term Blend Adjustment Factor: 0.9375%

Partial Surrender: $10,000

At the end of the first Policy Year, based on the sample policy above, the CBE Balance is calculated as the lesser of (a) minus (b), or (c) times (d) divided by (e), where:

(a) Premium paid: $134,100.00;

(b) Partial surrenders: $10,000;

(c) Target Premium$100,612.91

(d) Target Face Amount $2,000,000

(e) Policy Specified Amount $1,500,000

In this example, the CBE Balance calculated at the end of the first Policy year is $124,100.

Based on the sample policy above, the CBE Amount at the end of the first policy year is calculated as the lesser of (f) times (g) times (h), or (g) times (i), where:

(f) Maximum CBE Percentage Rate: 11.0%

(g) CBE Balance: $124,100

(h) Term Blend Adjustment Factor: 0.9375%

(i) CBE Percentage Rate: 10.5%;

In this example, the CBE Amount is $12,779.81.

In each of the examples the CBE Amount is added to the Net Accumulation Value (less any accrued loan interest not yet charged) to determine the Surrender Value of the Policy.

In each Subsequent Policy Year, the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any partial surrenders transacted in the previous Policy Year. The CBE Amount then will be calculated on any Valuation Day as the lesser of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage Rate.

The Term Blend Adjustment Factor will equal (1) plus [(2) multiplied by (3)] where:

     (1) is the Minimum Adjustment Factor, as shown on the Rider Specifications page.

     (2) is one minus the Minimum Adjustment Factor.

   (3) is the ratio of the Base Policy Specified Amount to the Target Face Amount, as shown on the Policy Specifications page.

Additional terms to consider:

If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:

1. the amount determined under the Death Benefit Option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured's date of death; or

2. an amount equal to the Accumulation Value of the Policy plus any applicable CBE Amount available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured's date of death.

If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.

The CBE calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.


Enhanced Surrender Value Rider. The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the Policy only with Lincoln Life's consent. There is no cost for this rider.

This rider provides two additional benefits:

a) Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the Policy.

A. Surrender Value benefit.

Under this rider, the Full Surrender Value of the Policy will equal:

a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.

Target enhancement amount. On any Monthly Deduction day, the target enhancement amount is equal to the target Surrender Value less the total account value of the Policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each Monthly Deduction day, the target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target Surrender Value on the immediately preceding Monthly Deduction day.

2) is all Premiums received since the immediately preceding Monthly Deduction day.

3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

4) is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.

On the date of issue, the target Surrender Value will be the initial Premium received. On any day other than the date of issue or a Monthly Deduction day, the target Surrender Value will be the target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:



 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.

Cumulative Surrender Value Premium. The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:

a) Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and

b) Is the target Premium for the Policy Year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this Policy

During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.

Maximum Enhancement Rate. The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:



                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%

The Maximum Enhancement Rate will not exceed 25% in any Policy Year.

Term Blend Adjustment Factor. The Term Blend Adjustment Factor is equal to 1.0 unless a Term Insurance Rider is attached to the Policy. If a Term Insurance Rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:



 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy

There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.

Expense Reduction Rate. The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:



                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%
       2                  0.0%                   8                 0.00833%
       3                  0.0%                   9                 0.00833%
       4                  0.0%                  10                 0.00833%
       5                  0.0%                  11+                  0.0%
       6                0.00833%

The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.

If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the Cost of Insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly Administrative Fee for the base policy.

This rider will terminate without value in the event that this Policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

1) the death of the insured; or

2) the maturity date of this Policy; or

3) the date this Policy ends; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed "Requested Adjustable Benefit Enhancement Amount" and "Maximum Adjustable Benefit Enhancement Amount" for more information.

The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced Surrender Value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed "Term Blend Adjustment Factor" for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the Full Surrender Value of the Policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each Policy Anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%

 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of Premiums paid on the date of issue of the Policy; and

b) is the target Premium for the Policy Year, as shown in the policy specifications. If a term insurance rider is attached to your Policy, the target Premium will be multiplied by the ratio of the target face amount to the basic policy Specified Amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other Monthly Deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy Specified Amount to the target face amount.

If term insurance is added to the Policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the Policy, as shown in the policy specifications; or

3) the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Surrender Value and Loan Spread Enhancement Rider. The policy can be issued with a Surrender Value and Loan Spread Enhancement Rider at no additional charge. The rider must be elected at application and may not be available on all policies. For example, you may not choose this rider if you have elected the Adjustable Benefit Enhancement Rider or the Enhanced Surrender Value Rider.


Surrender Value Enhancement. If this rider is included with your policy and you effect an "Eligible Surrender" within the first four policy years (the "Surrender Value Enhancement Period"), the proceeds you will receive will be increased by a certain amount over what you would have received had you not elected this rider. An "Eligible Surrender" is a full surrender of the policy. Partial surrenders and withdrawals of less than the full amount of the policy's cash surrender value are not "Eligible Surrenders". Please note that a full surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code is also not an Eligible Surrender, unless you reside in a state where such an exception is not allowed.

The Surrender Value Enhancement only applies during the Surrender Value Enhancement Period and only while the rider is In Force. It is calculated as follows: (a) multiplied by (b) multiplied by (c) multiplied by (d) where:

(a) is the applicable Surrender Value Enhancement Rate

(b) is the Term Blend Adjustment Factor; and

(c) is the cumulative Surrender Value Enhancement Premium; and

(d) is the Surrender Value Enhancement Multiplier (100%, 75% or 50% depending on the Surrender Value and Loan Spread Enhancement option chosen, see below)

These terms are explained below.

Surrender Value Enhancement Rate. This rate is taken from a table of rates shown in your policy and is based on our expectations of future investment earnings, persistency and expenses, including taxes. The rate for Policy Year 1 will be as shown in the table of rates in your policy. The rates in Policy Year 2 through Policy Year 4 will be determined annually and are guaranteed to fall within a range of rates from 10% to 0.25%. At the beginning of Policy Year 5 and thereafter, the rate will be zero.

Term Blend Adjustment Factor. If you do not have a Term Insurance Rider in effect under your policy, the Term Blend Adjustment Factor is equal to 1.0. If a Term Insurance Rider is in effect under your policy, this factor is calculated as (a) divided by (b) multiplied by (c) plus (d) where:

(a) is Your policy Specified Amount on the date of the Eligible Surrender;

(b) is the total of Your policy Specified Amount and any additional Specified Amount provided under the Term Insurance Rider in effect as of the date of Eligible Surrender;

(c) is .70;

(d) is .30.

Surrender Value Enhancement Premium. The Surrender Value Enhancement Premium is an amount equal to the lesser of (1) and (2) where:

(1) is the sum of the policy premiums paid during the Policy Year; less the sum of any partial surrenders paid during the Policy Year; or

(2) is the policy Target Premium for the applicable Policy Year multiplied by the ratio of the Target Specified Amount to the base policy's Specified Amount. The Target Premium, Target Specified Amount and base policy's Specified Amount are all shown in the policy. As provided in the policy, the Target Premium is subject to change based on future changes you make to the policy (i.e. withdrawals, changes in Specified Amount).

Cumulative Surrender Value Enhancement Premium. This is an amount equal to the total of Surrender Value Enhancement premiums you have paid to date as of the date of the Eligible Surrender.

Surrender Value Enhancement Multiplier. This number is found in your policy and is based on the Surrender Value and Loan Spread Enhancement Option you have selected. The multiplier and Loan Spread Enhancement Option are described below.

The following example demonstrates a hypothetical Surrender Value Enhancement calculation at the end of policy year two.

Sample Policy:

Insured: Male Standard Non-tobacco, age 40

100% Base (No Term)

Specified Amount : $2,476,965

Target Specified Amount: $2,476,965

Premium Payment: $100,000 Single Pay

Target Premium: $100,003.18

Surrender Value Enhanced Rate: 4%

Surrender Value Enhancement Multiplier: 100%

Cash Surrender Value: $103,391.04

At the end of policy year two based on the above sample policy the calculation would be as follows:

(a) Surrender Value Enhancement Rate: 4%

(b) Term Blend Adjustment Factor: 1%

(c) Cumulative Surrender Value Enhancement Premium: $100,000.00

(d) Surrender Value Enhancement Multiplier: 100%

Thus, (a) multiplied by (b) multiplied by (c) multiplied by (d) = an enhancement of $4,000.00. This results in a Cash Surrender Value of $107,391.04 after the Surrender Value Enhancement is applied.

Loan Spread Enhancement. This rider offers you the option to receive the full amount of the Surrender Value Enhancement (Surrender Value and Loan Enhancement Option 1) or one of two lesser enhancements (Option 2 or 3) in exchange for a lower net cost of borrowing in later policy years.

The difference between the interest rate we charge you for policy loans and the interest we credit to your policy's Loan Collateral Account (or Loan Account) represents your net cost of borrowing and is called the "Loan Spread." The amount of your Loan Spread under this rider is determined by the amount of Surrender Value Enhancement you agree to receive on an Eligible Surrender. At the time of application, you will select a Surrender Value and Loan Spread Enhancement Option which thereafter cannot be changed. Your choice of option will determine:

(a) the percentage of the Surrender Value Enhancement amount (the "Surrender Value Enhancement Multiplier" or "Multiplier") you would receive in the event of an Eligible Surrender; and

(b) the Loan Spreads that would be available with respect to any outstanding policy loans.

Accordingly, if you have outstanding policy loans, while the rider is In Force, the Loan Spread is guaranteed not to exceed the Loan Spread Enhancement Rates shown in your policy for the option you have chosen.

For example, the currently available Surrender Value and Loan Spread Enhancement Options, Surrender Value Enhancement Multipliers and resulting Loan Spreads are shown in the table below. Referring to the table below, if you chose Option 1, you would receive 100% of the Surrender Value Enhancement calculated as described above. In doing so, your Loan Spread rate for all years would be .50%. If you chose Option 2, in exchange for agreeing to receive 75% of the Surrender Value Enhancement, your policy loans would experience a Loan Spread rate of .50% during the first 10 policy years and .25% thereafter. Finally, if you chose Option 3, your Loan Spread rate will be .50% during the 1st 10 policy years and 0% thereafter.



        Surrender Value and Loan
 Spread Enhancement Option - Surrender        Policy Years        Policy Years
      Value Enhancement Multiplier                0-10                11+
---------------------------------------      --------------      -------------
            Option 1 - 100%                      0.50%               0.50%
             Option 2 - 75%                      0.50%               0.25%
             Option 3 - 50%                      0.50%               0.00%

Thus, based on the hypothetical sample above, the following table indicates the Surrender Value Enhancement amount and the Loan Spread for each option.



        Surrender Value and Loan
 Spread Enhancement Option - Surrender          Surrender Value         Policy Years        Policy Years
      Value Enhancement Multiplier            Enhancement amount            0-10                11+
---------------------------------------      --------------------      --------------      -------------
            Option 1 - 100%                  $4,000                        0.50%               0.50%
             Option 2 - 75%                  $3,000                        0.50%               0.25%
             Option 3 - 50%                  $2,000                        0.50%               0.00%

It is important to note that, during the Surrender Value Enhancement Period, the amount available under your policy for partial surrenders and loans will not be increased due to this rider. Also, the Loan Spread Enhancement will apply only to standard policy loans and will not apply to loans under the Alternative Policy Loan Rider, if elected.

Also note, the increase in Cash Surrender Value due to the Surrender Value Enhancement may result in an increase in the Death Benefit if required under
Section 7702 of the Internal Revenue Code.



Continuation of Coverage

Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account Value to the Fixed Account Value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any Indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.


At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.




Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;

2) death of the insured;

3) failure to pay the necessary amount of Premium to keep your Policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.

Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.


In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. The excess amount of Premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.

The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.

The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your Policy.

Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.




Policy Values

Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the total account value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.


DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.

Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.




 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount, which includes the total account value as of the         Generally provides a level death
              date of the insured's death.                                               benefit
    2         Sum of the Specified Amount plus the total account value as of the         May increase or decrease over
              date of the insured's death.                                               time, depending on the amount
                                                                                         of Premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified Amount plus the accumulated Premiums (all Premiums               Will generally increase,
              paid from the date of issue accumulated at the Premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           Premium paid.
              the Policy Specifications pages), less withdrawals as of the date of the insured's death.


If your Policy includes a Term Insurance Rider, the target face amount replaces the Specified Amount in each of the death benefit options.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.

Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new Specified Amount will equal the Specified Amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the date of issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.


Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.


Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the total account value is equal to, or greater than, the Monthly Deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the Surrender Value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the total account value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the Specified Amount.
         2              Will reduce the total account value and the death benefit, but not the Specified Amount.
         3              Will reduce the total account value, accumulated Premiums (all Premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the surrender value of your Policy. We reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and total account value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current total account value, the Policy will terminate subject to the conditions in the Grace Period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any Policy Year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Policy Year's rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Policy Year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.

When you take a loan, we will tell you the current Policy Loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.


LAPSE AND REINSTATEMENT
If at any time the total account value less the loan collateral account value is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse. The total account value less the loan collateral account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the total account value less the loan collateral account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.

Reinstatement of a Lapsed Policy

If your Policy has lapsed and the insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) the policy has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your Policy in force for at least three months; and

5) any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.

If a Policy Loan is being reinstated, the policy's Total Account Value Accumulation Value at reimbursement will be the amount reinstated in the Loan Account plus the Net Premium Payment made less all Monthly Deductions due.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a Policy Lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.




Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness including an Alternative Policy Loan, if any, is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.


Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of the Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 consolidated financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.


You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241

                               End of Prospectus

                                   SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2013
                 Relating to Prospectus Dated May 1, 2013 for



                   Lincoln Corporate Commitment VUL product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



            The Lincoln National Life Insurance Company, Depositor




The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.


A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Commitment VUL product prospectus.


                         TABLE OF CONTENTS OF THE SAI





Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION.........................             2
    Lincoln Life............................             2
    Capital Markets.........................             2
    Registration Statement..................             2
    Changes of Investment Policy............             2
    Principal Underwriter...................             3
    Disaster Plan...........................             3
    Advertising & Ratings...................             3
SERVICES....................................             4
    Independent Registered Public Accounting
      Firm..................................             4
    Accounting Services.....................             4
    Transfer Agent..........................             4
POLICY INFORMATION..........................             5


Contents                                              Page
--------------------------------------------       ----------
    Assignment..............................             5
    Change of Ownership.....................             5
    Beneficiary.............................             5
    Change of Plan..........................             5
    Settlement Options......................             5
    Deferral of Payments....................             6
    Incontestability........................             6
    Misstatement of Age.....................             6
    Suicide.................................             6
PERFORMANCE DATA............................             7
FINANCIAL STATEMENTS........................             8
    Separate Account........................           C-1
    Company.................................           S-1

GENERAL INFORMATION



Lincoln Life

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.




Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.




Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $24,192,239 in 2012, $19,985,842 in 2011 and $19,703,728 in 2010 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings


We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the policy and do not refer to the performance of the policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/ investor.

About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the policy or any member of the public regarding the advisability of investing in securities generally or in the policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the policy. S&P has no obligation to take the needs of the Licensee or the Owners of the policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the policy or the timing of the issuance or sale of the policy or in the determination or calculation of the equation by which the policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements and other financial information of the Lincoln Life Flexible Premium Variable Life Account S as of December 31, 2012 for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

POLICY INFORMATION


Assignment

While the insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.




Change of Ownership


As long as the insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.




Beneficiary


The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any Beneficiary dies before the insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Change of Plan


Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original Policy.




Settlement Options


All or part of the proceeds of this Policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.


The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.


Refer to your Policy for detailed information on each of the annuity payment options.


You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from date of issue or increase (in accordance with state law).




Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide


If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.

PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.


Data reflects:

o an annual reduction for fund management fees and expenses, but


o no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.


These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:


(1) all recurring fees have been charged to the Owner's accounts; and


(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 consolidated financial statements of the Company follow.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Lincoln National Life Insurance Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for costs relating to the acquisition of insurance contracts. Also as discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)



                                                                                                     AS OF DECEMBER 31,
                                                                                                  --------------------------
                                                                                                    2012           2011
                                                                                                  -----------   ------------

ASSETS
Investments:
    Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2012 - $71,221; 2011 - $67,366)                  $  80,254     $   73,607
      Variable interest entities' fixed maturity securities (amortized cost: 2012 - $677;
        2011 - $673)                                                                                    708            700
      Equity securities (cost: 2012 - $137; 2011 - $135)                                                157            139
    Trading securities                                                                                2,437          2,538
    Mortgage loans on real estate                                                                     6,792          6,589
    Real estate                                                                                          39            112
    Policy loans                                                                                      2,740          2,855
    Derivative investments                                                                            2,263          2,846
    Other investments                                                                                 1,089          1,059
                                                                                                    ---------     ----------
        Total investments                                                                            96,479         90,445
Cash and invested cash                                                                                3,278          3,844
Deferred acquisition costs and value of business acquired                                             6,732          6,942
Premiums and fees receivable                                                                            382            409
Accrued investment income                                                                               986            949
Reinsurance recoverables                                                                              8,284          9,033
Funds withheld reinsurance assets                                                                       842            874
Goodwill                                                                                              2,273          2,273
Other assets                                                                                          3,751          3,107
Separate account assets                                                                              95,373         83,477
                                                                                                  -----------   ------------
        Total assets                                                                              $ 218,380     $  201,353
                                                                                                  ===========   ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                          $  18,415     $   18,399
Other contract holder funds                                                                          71,615         68,823
Short-term debt                                                                                          32             10
Long-term debt                                                                                        1,925          2,429
Reinsurance related embedded derivatives                                                                184             12
Funds withheld reinsurance liabilities                                                                5,192          4,708
Deferred gain on business sold through reinsurance                                                      124            425
Payables for collateral on investments                                                                4,121          3,747
Variable interest entities' liabilities                                                                  92            193
Other liabilities                                                                                     4,738          4,173
Separate account liabilities                                                                         95,373         83,477
                                                                                                  -----------   ------------
          Total liabilities                                                                         201,811        186,396
                                                                                                  -----------   ------------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)

STOCKHOLDER'S EQUITY
Common stock - 10,000,000 shares authorized, issued and outstanding                                  10,620         10,605
Retained earnings                                                                                     2,089          1,532
Accumulated other comprehensive income (loss)                                                         3,860          2,820
                                                                                                  -----------   ------------
          Total stockholder's equity                                                                 16,569         14,957
                                                                                                  -----------   ------------
           Total liabilities and stockholder's equity                                             $ 218,380     $  201,353
                                                                                                  ===========   ============

         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    ----------    -----------
REVENUES
Insurance premiums                                                                     $  2,290      $  2,017       $  1,929
Insurance fees                                                                            3,537         3,228          3,070
Investment advisory fees                                                                     86             -              -
Net investment income                                                                     4,551         4,490          4,362
Realized gain (loss):
    Total other-than-temporary impairment losses on securities                             (242)         (160)          (237)
    Portion of loss recognized in other comprehensive income                                103            42             82
                                                                                       ----------    ----------     ----------
      Net other-than-temporary impairment losses on securities recognized in earnings      (139)         (118)          (155)
      Realized gain (loss), excluding other-than-temporary impairment losses on
        securities                                                                           16          (132)           (83)
                                                                                       ----------    ----------     ----------
         Total realized gain (loss)                                                        (123)         (250)          (238)
                                                                                       ----------    ----------     ----------
Amortization of deferred gain on business sold through reinsurance                           77           110             55
Other revenues and fees                                                                     396           376            360
                                                                                       ----------    ----------     ----------

    Total revenues                                                                       10,814         9,971          9,538
                                                                                       ----------    ----------     ----------
EXPENSES
Interest credited                                                                         2,424         2,444          2,438
Benefits                                                                                  2,936         2,204          2,567
Commissions and other expenses                                                            3,838         3,938          3,134
Interest and debt expense                                                                   110           108             99
Impairment of intangibles                                                                     -           744              -
                                                                                       ----------    ----------     ----------
      Total expenses                                                                      9,308         9,438          8,238
                                                                                       ----------    ----------     ----------
      Income (loss) before taxes                                                          1,506           533          1,300
      Federal income tax expense (benefit)                                                  344           270            305
                                                                                       ----------    ----------     ----------
         Net income (loss)                                                                1,162           263            995
         Other comprehensive income (loss), net of tax:
          Unrealized gain (loss) on available-for-sale securities                         1,071         1,686          1,083
          Unrealized other-than-temporary impairment on available-for-sale securities        (2)           23            (18)
          Unrealized gain (loss) on derivative instruments                                  (31)          146             (1)
          Funded status of employee benefit plans                                             2             0              3
                                                                                       ----------    ----------     ----------
            Total other comprehensive income (loss), net of tax                           1,040         1,855          1,067
                                                                                       ----------    ----------     ----------
              Comprehensive income (loss)                                              $  2,202      $  2,118       $  2,062
                                                                                       ==========    ==========     ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(IN MILLIONS)






                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
COMMON STOCK
Balance as of beginning-of-year                                                        $  10,605     $  10,585      $  10,588
Stock compensation/issued for benefit plans                                                   15            10             (3)
Capital contribution from Lincoln National Corporation                                         -            10              -
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                             10,620        10,605         10,585
                                                                                       -----------   -----------    -----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                            1,532         2,069          2,915
Cumulative effect from adoption of new accounting standards                                    -             -         (1,157)
    Net income (loss)                                                                      1,162           263            995
Dividends declared                                                                          (605)         (800)          (684)
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              2,089         1,532          2,069
                                                                                       -----------   -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                            2,820           965           (102)
Cumulative effect from adoption of new accounting standards                                    -             -            181
Other comprehensive income (loss), net of tax                                              1,040         1,855            886
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              3,860         2,820            965
                                                                                       -----------   -----------    -----------
      Total stockholder's equity as of end-of-year                                     $  16,569     $  14,957      $  13,619
                                                                                       ===========   ===========    ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN MILLIONS)





                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                     $   1,162      $     263       $   995
Adjustments to reconcile net income (loss) to net cash provided by operating activities:

  Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net of
     amortization                                                                          (283)          (151)         (170)
  Trading securities purchases, sales and maturities, net                                   202             86            39
  Change in premiums and fees receivable                                                     27            (75)          (32)
  Change in accrued investment income                                                       (37)           (45)          (44)
  Change in future contract benefits and other contract holder funds                     (1,277)         1,241          (202)
  Change in reinsurance related assets and liabilities                                    1,438            405           888
  Change in federal income tax accruals                                                     208            111           650
  Realized (gain) loss                                                                      123            250           238
  (Income) loss attributable to equity method investments                                  (125)           (90)          (93)
  Amortization of deferred gain on business sold through reinsurance                        (77)          (110)          (55)
  Impairment of intangibles                                                                   -            744             -
  Change in accounts receivable                                                            (359)            60           115
  Other                                                                                      53            (72)           42
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) operating activities                                 1,055          2,617         2,371
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of available-for-sale securities                                              (11,021)       (10,359)      (12,816)
Sales of available-for-sale securities                                                    1,098          1,331         2,642
Maturities of available-for-sale securities                                               5,757          5,055         4,429
Purchases of other investments                                                           (2,112)        (4,434)       (2,775)
Sales or maturities of other investments                                                  2,009          2,784         3,099
Increase (decrease) in payables for collateral on investments                               374          2,035          (212)
Proceeds from reinsurance recapture                                                          35            204            25
Other                                                                                      (130)          (114)          (74)
                                                                                        ---------      ---------     ---------
      Net cash provided by (used in) investing activities                                (3,990)        (3,498)       (5,682)
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                             -              -           504
Increase (decrease) in short-term debt                                                       18              -           (11)
Deposits of fixed account values, including the fixed portion of variable                10,667         10,925        11,051
Withdrawals of fixed account values, including the fixed portion of variable             (5,618)        (4,976)       (5,225)
Transfers to and from separate accounts, net                                             (2,091)        (2,324)       (2,958)
Common stock issued for benefit plans and excess tax benefits                                (2)            (4)          (15)
Dividends paid to stockholders                                                             (605)          (800)         (684)
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) financing activities                                 2,369          2,821         2,662
                                                                                        ---------    -----------     ---------

Net increase (decrease) in cash and invested cash, including discontinued operations       (566)         1,940          (649)
Cash and invested cash, including discontinued operations, as of beginning-of-year        3,844          1,904         2,553
                                                                                        ---------    -----------     ---------

      Cash and invested cash, including discontinued operations, as of end-of-year      $ 3,278      $   3,844       $ 1,904
                                                                                        =========    ===========     =========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional details.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

In addition, we adopted the provisions of Accounting Standards Update ("ASU") No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26") as discussed in Note 2 as of January 1, 2012, and elected to retrospectively restate all prior periods.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Comprehensive Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

o Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

o Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

o Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES - FAIR VALUATION METHODOLOGIES AND ASSOCIATED
INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

o Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

o Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment informationand monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

o State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

o Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES - EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

o  The estimated range and average period until recovery;
o  The estimated range and average holding period to maturity;
o  Remaining payment terms of the security;
o  Current delinquencies and nonperforming assets of underlying collateral;
o  Expected future default rates;
o Collateral value by vintage, geographic region, industry concentration or property type;
o Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
o  Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

o  The current economic environment and market conditions;
o  Our business strategy and current business plans;
o The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
o Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
o The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
o  The capital risk limits approved by management; and
o  Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

o  Historical and implied volatility of the security;
o Length of time and extent to which the fair value has been less than amortized cost;
o Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
o  Failure, if any, of the issuer of the security to make scheduled payments;
   and

o Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
o  Fundamentals of the industry in which the issuer operates;
o Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
o Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations); o Expectations regarding defaults and recovery rates;
o  Changes to the rating of the security by a rating agency; and
o Additional market information (e.g., if there has been a replacement of the corporate debt security).


Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
o Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
o Susceptibility to fair value fluctuations for changes in the interest rate environment;
o Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
o Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
o Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
o  Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions
and other expenses on our Consolidated Statements of Comprehensive Income
(Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We perform a two-step test in our evaluation of the carrying value of goodwill for impairment, although we do have the option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte-Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 38 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2012 and 2011, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $71 million, $79 million and $82 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.

Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2010 through 2012 ranged from 1.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.


INCOME TAXES

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Subsidiaries operating outside of the U.S. are taxed, and income tax expense is recorded based on applicable foreign statutes. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued (ASU) No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provided entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB deferred certain requirements in ASU 2011-05 related to the presentation of reclassification adjustments out of accumulated OCI by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." The FASB reconsidered these presentation requirements based on input from financial statements users and preparers. The deferral did not affect the adoption of the other requirements in ASU 2011-05. We adopted the remaining provisions of ASU 2011-05 as of January 1, 2012, and have included a single continuous statement of comprehensive income.

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which replaced the consolidation guidance for VIEs with new consolidation guidance whereby entities perform a qualitative assessment of the VIE to identify the variable interest that is the primary beneficiary and ultimately required to consolidate the VIE. In February 2010, the FASB deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in credit-linked notes ("CLNs"), and, as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the FASB's February 2010 deferral, and, as such, they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There were no additional fair value measurements required upon the adoption of ASU 2011-04. We adopted the provisions of ASU 2011-04 effective January 1, 2012, and have included the additional disclosures required for fair value measurements in Note 21.

FINANCIAL SERVICES - INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts", which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Prior to the adoption of ASU 2010-26, we defined DAC as commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investments contracts that vary with and are related primarily to new or renewal business, regardless of whether the acquisition efforts were successful or unsuccessful. Upon the adoption of ASU 2010-26, we revised our accounting policy to only defer acquisition costs directly related to successful contract acquisitions or renewals, and excluded from DAC those costs incurred for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development. In addition, indirect acquisition costs including administrative costs, rent, depreciation, occupancy costs, equipment costs and other general overhead are excluded from DAC. The costs that are considered non-deferrable acquisition costs under ASU 2010-26 are expensed in the period incurred.

We adopted the provisions of ASU 2010-26 as of January 1, 2012, and elected to retrospectively restate all prior periods.

The following table summarizes the effect of the restatement (in millions) on our previously reported Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income:


                                                                AS OF
                                                            DECEMBER 31,
                                                                2011
                                                            ------------
Deferred acquisition costs and value of business acquired    $  (1,394)
Total assets                                                    (1,394)
Other liabilities                                                 (479)
Total liabilities                                                 (489)
Retained earnings                                               (1,137)
Accumulated other comprehensive income (loss)                      231
Total stockholders' equity                                        (904)


                                                 FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                              --------------------------
                                                2011           2010
                                              -----------    -----------
Realized gain (loss)                          $       8      $      10
Total revenues                                        9             13
Commissions and other expenses                      117            134
Total expenses                                      117            134
Income (loss) from continuing operations
    before taxes                                   (108)          (122)
Federal income tax expense (benefit)                (39)           (43)
Income (loss) from continuing operations            (70)           (78)
Net income (loss)                                   (70)           (78)

INTANGIBLES - GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If the assessment of relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. We adopted the provisions of ASU 2011-08 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

In July 2012, the FASB issued ASU No. 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" ("ASU 2012-02"), which provides an option to first assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired. If based on the qualitative assessment an entity determines that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the quantitative impairment test is not required. In addition, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment, with the option to return to the qualitative assessment in any subsequent period. We adopted the provisions of ASU 2012-02 effective October 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other similar agreements. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee; and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. We adopted the provisions of ASU 2011-03 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 will require an entity to provide enhanced disclosures about certain financial instruments and derivatives, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. The amendments in ASU 2011-11 and ASU 2013-01, are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the requirements in ASU 2011-11 and ASU 2013-01 for the quarterly period ending March 31, 2013, and will include the required disclosures in the notes to our consolidated financial statements.

COMPREHENSIVE INCOME TOPIC

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. The amendments in ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. We will adopt the requirements of ASU 2013-02 beginning with our financial statements for the quarterly period ending March 31, 2013, and will include the enhanced disclosures in the notes to our consolidated financial statements.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, CAPITAL CONTRIBUTIONS AND REINSURANCE NOVATED

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (32)
Deferred acquisition costs and value of business acquired                             (148)
Reinsurance recoverables                                                               547
                                                                                  ----------
    Total assets                                                                  $    367
                                                                                  ==========

LIABILITIES
Other contract holder funds                                                       $    (44)
Deferred gain on indemnity reinsurance                                                (233)
Funds withheld reinsurance liabilities                                                 676
Other liabilities                                                                      (32)
                                                                                  ----------
    Total liabilities                                                             $    367
                                                                                  ==========

REINSURANCE RECAPTURED FROM LNBAR

During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2012:


ASSETS
Cash and invested cash                                                            $    119
Other assets                                                                           (34)
                                                                                  ----------
      Total assets                                                                $     85
                                                                                  ==========
LIABILITIES
Reinsurance related embedded derivatives                                          $     39
Other liabilities                                                                       45
                                                                                  ----------
      Total liabilies                                                             $     84
                                                                                  ==========

REVENUES AND EXPENSES
Benefits                                                                          $    290
Commissions and other expenses                                                        (289)
                                                                                  ----------
      Net income (loss)                                                           $      1
                                                                                  ==========


During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2011:


ASSETS
Cash                                                                              $    204
Deferred acquisition costs                                                             243
                                                                                  ----------
      Total assets                                                                $    447
                                                                                  ==========

LIABILITIES
Future contract benefits                                                          $    613
Other contract holder funds                                                             18
Funds withheld reinsurance liabilities                                                (300)
Deferred gain (loss) on business sold through reinsurance                              106
Other liabilities                                                                        4
                                                                                  ----------
      Total liabilities                                                           $    441
                                                                                  ==========

REVENUES AND EXPENSES
Amortization of deferred gain (loss) on business sold through reinsurance:

Write-off of unamortized deferred gain (loss)                                     $     34
Benefits                                                                               (24)
Federal income tax expense                                                              (4)
                                                                                  ----------
      Net income                                                                  $      6
                                                                                  ==========

REINSURANCE NOVATED FROM LRCVII TO LNBAR

During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (52)
                                                                                  ----------
    Total assets                                                                  $    (52)
                                                                                  ==========

LIABILITIES
Reinsurance related embedded derivatives                                               (18)
Deferred gain on indemnity reinsurance                                                   8
Long-term debt                                                                        (500)
Funds withheld reinsurance liabilities                                                 500
Other liabilities                                                                      (16)
                                                                                  ----------
    Total liabilities                                                             $    (26)
                                                                                  ==========

REVENUES AND EXPENSES
Net investment income                                                             $    (13)
Benefits                                                                                13
                                                                                  ----------
    Net Income                                                                    $    (26)
                                                                                  ==========

CAPITAL CONTRIBUTIONS

On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):


                                                                                      FOR THE YEARS ENDED
                                                                                         DECEMBER 31,
                                                                                   --------------------------
                                                                                     2011         2011
                                                                                   ----------   ----------
                                                                                     LIAC         OTHER
                                                                                   ----------   ----------
Cash and invested cash                                                             $      1     $      -
Other assets                                                                              9            -
Other liabilities                                                                        (5)           5
                                                                                   ----------     --------
    Total(1)                                                                       $      5     $      5
                                                                                   ==========   ==========


(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss) since adopting new accounting guidance in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2012:


                                                        AMOUNT AND DATE OF ISSUANCE
                                                        ---------------------------
                                                             $400          $200
                                                           DECEMBER       APRIL
                                                             2006          2007
                                                        -------------   -----------
Original attachment point (subordination)                     5.50 %        2.05 %
Current attachment point (subordination)                      4.17 %        1.48 %
Maturity                                                  12/20/2016     3/20/2017
Current rating of tranche                                        BB-           Ba2
Current rating of underlying collateral pool                  Aa1-B3      Aaa-Caa2
Number of defaults in underlying collateral pool                  2             2
Number of entities                                              123            99
Number of countries                                              20            21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2012:

                             AAA          AA            A           BBB          BB            B           CCC         TOTAL
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

INDUSTRY
Financial intermediaries      - %        2.1 %        7.0 %        1.4 %          - %          - %          - %       10.5 %
Telecommunications            - %          - %        5.5 %        4.5 %          - %        0.5 %          - %       10.5 %
Oil and gas                 0.3 %        2.1 %        1.0 %        4.6 %          - %          - %          - %        8.0 %
Utilities                     - %          - %        2.6 %        2.0 %          - %          - %          - %        4.6 %
Chemicals and plastics        - %          - %        2.3 %        1.2 %        0.4 %          - %          - %        3.9 %
Drugs                       0.3 %        2.2 %        1.2 %          - %          - %          - %          - %        3.7 %
Retailers (except food
    and drug)                 - %          - %        2.1 %        0.9 %        0.5 %          - %          - %        3.5 %
Industrial equipment          - %          - %        3.0 %        0.3 %          - %          - %          - %        3.3 %
Sovereign                     - %        0.7 %        1.2 %        1.3 %          - %          - %          - %        3.2 %
Conglomerates                 - %        2.3 %        0.9 %          - %          - %          - %          - %        3.2 %
Forest products               - %          - %          - %        1.6 %        1.4 %          - %          - %        3.0 %
Other                         - %        4.5 %       15.4 %       17.4 %        4.1 %        0.9 %        0.3 %       42.6 %
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
      Total                 0.6 %       13.9 %       42.2 %       35.2 %        6.4 %        1.4 %        0.3 %      100.0 %
                          =========    =========    =========    =========    =========    =========    =========    =========

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.


Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                           ----------------------------------------    ----------------------------------------
                                             NUMBER                                      NUMBER
                                               OF          NOTIONAL      CARRYING          OF         NOTIONAL       CARRYING
                                           INSTRUMENTS     AMOUNTS         VALUE       INSTRUMENTS    AMOUNTS         VALUE
                                           -----------    -----------    ----------    -----------    ----------    -----------
ASSETS
Fixed maturity securities:
    Asset-backed credit card loan                 N/A     $       -      $    598             N/A     $      -      $     592
    U.S. government bonds                         N/A             -           110             N/A            -            108
Excess mortality swap                              1            100             -              1           100              -
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total assets(1)                            1      $     100      $    708              1      $    100      $     700
                                           ===========    ===========    ==========    ===========    ==========    ===========

LIABILITIES
Non-qualifying hedges:
    Credit default swaps                           2      $     600      $    129              2      $    600      $     295
    Contingent forwards                            2              -            (1)             2             -             (4)
                                           -----------    -----------    ----------    -----------    ----------    -----------
      Total non-qualifying hedges                  4            600           128              4           600            291
                                           -----------    -----------    ----------    -----------    ----------    -----------
Federal income tax                                N/A             -           (36)            N/A            -            (98)
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total liabilities(2)                       4      $     600      $     92              4      $    600      $     193
                                           ===========    ===========    ==========    ===========    ==========    ===========



(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in VIEs' liabilities on our Consolidated Balance Sheets.


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2012.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                             2012           2011
                                           -----------    ----------

NON-QUALIFYING HEDGES
Credit default swaps                       $     166      $    (80)
Contingent forwards                               (3)           (2)
                                           -----------    ----------
    Total non-qualifying hedges(1)         $     163      $    (82)
                                           ===========    ==========



(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principal.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5.  INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:


                                                                                AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  59,127     $   7,977      $    216      $     104      $ 66,784
U.S. government bonds                                           339            54             -              -           393
Foreign government bonds                                        549            91             -              -           640
RMBS                                                          5,494           449             3             57         5,883
CMBS                                                            925            63            14             19           955
CDOs                                                            189             2             3              8           180
State and municipal bonds                                     3,455           795             7              -         4,243
Hybrid and redeemable preferred securities                    1,143           103            70              -         1,176
VIEs' fixed maturity securities                                 677            31             -              -           708
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            71,898         9,565           313            188        80,962
Equity securities                                               137            22             2              -           157
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  72,035     $   9,587      $    315      $     188      $ 81,119
                                                          ===========   ===========    ==========    ===========    ==========



                                                                                AS OF DECEMBER 31, 2011
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  52,665     $   5,989      $    507      $      60      $ 58,087
U.S. government bonds                                           395            50             -              -           445
Foreign government bonds                                        654            64             -              -           718
RMBS                                                          7,331           522            70            119         7,664
CMBS                                                          1,563            68            93              9         1,529
CDOs                                                            120             -            19              -           101
State and municipal bonds                                     3,399           553             9              -         3,943
Hybrid and redeemable preferred securities                    1,239            47           166              -         1,120
VIEs' fixed maturity securities                                 673            27             -              -           700
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            68,039         7,320           864            188        74,307
Equity securities                                               135            16            12              -           139
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  68,174     $   7,336      $    876      $     188      $ 74,446
                                                          ===========   ===========    ==========    ===========    ==========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2012, were as follows:


                                                          AMORTIZED        FAIR
                                                             COST          VALUE
                                                          -----------  ------------
Due in one year or less                                   $   2,872    $    2,922
Due after one year through five years                        12,334        13,470
Due after five years through ten years                       23,662        26,520
Due after ten years                                          26,422        31,032
                                                          -----------  ------------
    Subtotal                                                 65,290        73,944
                                                          -----------  ------------
MBS                                                           6,419         6,838
CDOs                                                            189           180
                                                          -----------  ------------
      Total fixed maturity AFS securities                 $  71,898    $   80,962
                                                          ===========  ============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:


                                                                        AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                           LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,814      $    142      $     918      $    178      $   3,732      $    320
RMBS                                             253            36            196            24            449            60
CMBS                                              63            16            104            17            167            33
CDOs                                              10             8             53             3             63            11
State and municipal bonds                         64             1             24             6             88             7
Hybrid and redeemable
  preferred securities                            71             3            281            67            352            70
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,275           206          1,576           295          4,851           501
Equity securities                                  7             2              -             -              7             2
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,282      $    208      $   1,576      $    295      $   4,858      $    503
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            617
                                                                                                                    ==========


                                                                        AS OF DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,764      $    152      $   1,420      $    415      $   4,184      $    567
RMBS                                             525           118            408            71            933           189
CMBS                                             173            15            136            87            309           102
CDOs                                               9             1             80            18             89            19
State and municipal bonds                         31             -             30             9             61             9
Hybrid and redeemable
  preferred securities                           315            23            340           143            655           166
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,817           309          2,414           743          6,231         1,052
Equity securities                                 38            12              -             -             38            12
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,855      $    321      $   2,414      $    743      $   6,269      $  1,064
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            891
                                                                                                                    ==========


For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:


                                                                                        AS OF DECEMBER 31, 2012
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $     34      $       9     $       1             14
Nine months or greater, but less than twelve months                            15             10             -              3
Twelve months or greater                                                      385            175           125            131
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $    434      $     194     $     126            148
                                                                         ==========    ===========   ===========    =============


                                                                                        AS OF DECEMBER 31, 2011
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $    378      $     123     $      29             56
Six months or greater, but less than nine months                               51             28            12             18
Nine months or greater, but less than twelve months                             2              -             1              7
Twelve months or greater                                                      596            454           102            175
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $  1,027      $     605     $     144            256
                                                                         ==========    ===========   ===========    =============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2012, decreased $561 million in comparison to December 31, 2011. As discussed further below, we believe the unrealized loss position as of December 31, 2012, did not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2012, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2012, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2012, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2012, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:


                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                       -----------------------------------------
                                                                                          2012           2011          2010
                                                                                       ------------    ----------    -----------
Balance as of beginning-of-year                                                        $      380      $    309      $     260
    Increases attributable to:
      Credit losses on securities for which an OTTI was not
        previously recognized                                                                  98            54             13
      Credit losses on securities for which an OTTI was
        previously recognized                                                                  59            68             61
    Decreases attributable to:
      Securities sold                                                                        (135)          (51)           (25)
                                                                                       ------------    ----------    -----------
          Balance as of end-of-year                                                    $      402      $    380      $     309
                                                                                       ============    ==========    ===========

During 2012, 2011 and 2010, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

o  Failure of the issuer of the security to make scheduled payments;
o  Deterioration of creditworthiness of the issuer;
o  Deterioration of conditions specifically related to the security;
o  Deterioration of fundamentals of the industry in which the issuer operates;
o Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and
o  Deterioration of the rating of the security by a rating agency.


We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                                                      $   1,817      $  1,780
U.S. government bonds                                                                                      310           376
Foreign government bonds                                                                                    32            39
RMBS                                                                                                       188           237
CMBS                                                                                                        17            31
CDOs                                                                                                         4             4
State and municipal bonds                                                                                   25            24
Hybrid and redeemable preferred securities                                                                  42            45
                                                                                                     -----------    ----------
  Total fixed maturity securities                                                                        2,435         2,536
Equity securities                                                                                            2             2
                                                                                                     -----------    ----------
     Total trading securities                                                                        $   2,437      $  2,538
                                                                                                     ===========    ==========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2012, 2011 and 2010, was $53 million, $115 million and $86 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 31% and 32% of mortgage loans on real estate as of December 31, 2012 and 2011, respectively.

The following provides the composition of our mortgage loans on real estate (in millions):


                                                                                                       AS OF DECEMBER 31,
                                                                                                    -------------------------
                                                                                                      2012           2011
                                                                                                    -----------    ----------
Current                                                                                             $   6,791      $  6,579
Valuation allowance associated with impaired mortgage loans on real estate                                 (6)           (3)
Unamortized premium (discount)                                                                              7            13
                                                                                                    -----------    ----------
    Total carrying value                                                                            $   6,792      $  6,589
                                                                                                    ===========    ==========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     --------------------------
                                                                                                       2012           2011
                                                                                                     -----------    -----------

Number of impaired mortgage loans on real estate                                                             4              3
                                                                                                     ===========    ===========

Principal balance of impaired mortgage loans on real estate                                          $      38      $      11
Valuation allowance associated with impaired mortgage loans on real estate                                  (6)            (3)
                                                                                                     -----------    -----------
    Carrying value of impaired mortgage loans on real estate                                         $      32      $       8
                                                                                                     ===========    ===========



The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Average carrying value for impaired mortgage loans on real estate                      $      17     $      15      $      29
Interest income recognized on impaired mortgage loans on real estate                           1             1              3
Interest income collected on impaired mortgage loans on real estate                            1             1              3



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):



                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                            ---------------------------------------    ----------------------------------------
                                                                           DEBT-                                      DEBT-
                                                                          SERVICE                                    SERVICE
                                            PRINCIPAL        % OF        COVERAGE      PRINCIPAL        % OF         COVERAGE
                                             AMOUNT         TOTAL          RATIO         AMOUNT        TOTAL          RATIO
                                            ----------    -----------    ----------    -----------   -----------    -----------
LOAN-TO-VALUE
Less than 65%                               $  5,526        81.3 %         1.68        $   5,173        78.6 %        1.61
65% to 74%                                       869        12.8 %         1.39            1,130        17.2 %        1.38
75% to 100%                                      350         5.2 %         0.82              256         3.9 %        0.95
Greater than 100%                                 46         0.7 %         0.79               20         0.3 %        0.73
                                            ----------    -----------                  -----------   ------------
    Total mortgage loans on real estate     $  6,791       100.0 %                     $   6,579       100.0 %
                                            ==========    ===========                  ===========   ============

ALTERNATIVE INVESTMENTS

As of December 31, 2012 and 2011, alternative investments included investments in 98 and 96 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities                                                          $   3,813     $   3,724      $   3,577
Equity AFS securities                                                                          6             5              5
Trading securities                                                                           138           145            148
Mortgage loans on real estate                                                                381           392            407
Real estate                                                                                   11            18             16
Standby real estate equity commitments                                                         -             1              1
Policy loans                                                                                 163           161            167
Invested cash                                                                                  4             3              5
Commercial mortgage loan prepayment
    and bond make-whole premiums                                                              39            75             61
Alternative investments                                                                      125            90             93
Consent fees                                                                                   3             3              8
Other investments                                                                             (5)            -              7
                                                                                       -----------   -----------    -----------
      Investment income                                                                    4,678         4,617          4,495
Investment expense                                                                          (127)         (127)          (133)
                                                                                       -----------   -----------    -----------
        Net investment income                                                          $   4,551     $   4,490      $   4,362
                                                                                       ===========   ===========    ===========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities:
    Gross gains                                                                        $      14     $      84      $     100
    Gross losses                                                                            (187)         (218)          (241)
Equity AFS securities:
    Gross gains                                                                                1            10              9
    Gross losses                                                                              (9)            -             (4)
Gain (loss) on other investments                                                              15            27             (4)
Associated amortization of DAC, VOBA, DSI and DFEL
    and changes in other contract holder funds                                                 2            (9)             8
                                                                                       -----------   -----------    -----------
      Total realized gain (loss) related to certain investments                        $    (164)    $    (106)     $    (132)
                                                                                       ===========   ===========    ===========


Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
    Corporate bonds                                                                    $    (62)     $     (13)     $    (88)
    RMBS                                                                                    (50)           (76)          (61)
    CMBS                                                                                    (47)           (56)          (41)
    CDOs                                                                                     (2)            (1)           (1)
    Hybrid and redeemable preferred securities                                                -             (2)           (5)
                                                                                         --------      ---------      --------
      Total fixed maturity securities                                                      (161)          (148)         (196)
Equity securities                                                                            (8)             -            (3)
                                                                                         --------      ---------      --------
        Gross OTTI recognized in net income (loss)                                         (169)          (148)         (199)
        Associated amortization of DAC, VOBA, DSI and DFEL                                   30             30            44
                                                                                       ----------    -----------    ----------
          Net OTTI recognized in net income (loss), pre-tax                            $   (139)     $    (118)     $   (155)
                                                                                       ==========    ===========    ==========

PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                                           $    118      $      54      $     93
Change in DAC, VOBA, DSI and DFEL                                                           (15)           (12)          (11)
                                                                                       ----------    -----------    ----------
    Net portion of OTTI recognized in OCI, pre-tax                                     $    103      $      42      $     82
                                                                                       ==========    ===========    ==========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2012 and 2011, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2012 and 2011, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation. With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:


                                                                         AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                         -------------------------   --------------------------
                                                                         CARRYING         FAIR        CARRYING         FAIR
                                                                           VALUE         VALUE         VALUE          VALUE
                                                                         ----------    -----------   -----------    -----------
Collateral payable held for derivative investments(1)                    $  2,507      $   2,507     $   2,994      $   2,994
Securities pledged under securities lending agreements(2)                     197            189           200            193
Securities pledged under reverse repurchase agreements(3)                     280            294           280            294
Securities pledged for Term Asset-Backed Securities
    Loan Facility ("TALF")(4)                                                  37             52           173            199
Investments pledged for Federal Home Loan Bank of
    Indianapolis ("FHLBI")(5)                                               1,100          1,936           100            142
                                                                         ----------    -----------   -----------    -----------
      Total payables for collateral on investments                       $  4,121      $   4,978     $   3,747      $   3,822
                                                                         ==========    ===========   ===========    ===========


(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Collateral payable held for derivative investments                                     $    (487)    $   2,141      $     219
Securities pledged under securities lending agreements                                        (3)            1           (302)
Securities pledged under reverse repurchase agreements                                         -             -            (64)
Securities pledged for TALF                                                                 (136)         (107)           (65)
Investments pledged for FHLBI                                                              1,000             -              -
                                                                                       -----------   -----------    -----------
    Total increase (decrease) in payables for collateral on investments                $     374     $   2,035      $    (212)
                                                                                       ===========   ===========    ===========


INVESTMENT COMMITMENTS

As of December 31, 2012, our investment commitments were $536 million, which included $226 million of LPs, $146 million of private placement securities and $164 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2012 and 2011, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $3.6 billion and $4.7 billion, respectively, or 4% and 5% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.2 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.4 billion, or 9% of our invested assets portfolio and our investment securities in the banking industry with a fair value of $5.3 billion, or 5% of our invested assets portfolio. As of December 31, 2011, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion, or 8% of our invested assets portfolio and our investment securities in the collateralized mortgage and other obligations industry with a fair value of $5.3 billion, or 6% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.

For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

TREASURY AND REVERSE TREASURY LOCKS

We use treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to our issuance of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. In addition, we use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.


PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS - BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS - SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:




                                                   AS OF DECEMBER 31, 2012                    AS OF DECEMBER 31, 2011
                                           ----------------------------------------   ----------------------------------------
                                                                 FAIR VALUE                                 FAIR VALUE
                                            NOTIONAL      -------------------------    NOTIONAL      -------------------------
                                            AMOUNTS         ASSET       LIABILITY      AMOUNTS         ASSET       LIABILITY
                                           -----------    ----------    -----------   -----------    ----------    -----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)             $   2,001    $      353      $     224     $   2,212      $    385      $     241
    Foreign currency contracts(1)                420            39             26           340            52             14
                                           -----------   -----------    -----------   -----------    ----------    -----------
      Total cash flow hedges                   2,421           392            250         2,552           437            255
                                           -----------   -----------    -----------   -----------    ----------    -----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                    35,539         1,030            474        30,232         1,042            475
Foreign currency contracts(1)                     48             -              -             4             -              -
Equity market contracts(1)                    19,744         1,734            170        16,300         2,152             55
Equity collar(1)                                   9             1              -             -             -              -
Credit contracts(1)                                -             -              -            48             -              -
Credit contracts(2)                              149             -             11           148             -             16
Embedded derivatives:
    Indexed annuity contracts(3)                   -             -            732             -             -            399
    Guaranteed living benefits ("GLB")
      reserves(3)                                  -             -            909             -             -          2,217
    Reinsurance related(4)                         -             -            184             -                           12
                                           -----------   -----------    -----------   -----------    ----------    -----------
        Total derivative instruments       $  57,910      $  3,157      $   2,730     $  49,284      $  3,631      $   3,429
                                           ===========   ===========    ===========   ===========    ==========    ===========

(1) Reported in derivative investments on our Consolidated Balance Sheets.
(2) Reported in other liabilities on our Consolidated Balance Sheets.
(3) Reported in future contract benefits on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:


                                                                 REMAINING LIFE AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                           LESS THAN        1 - 5         6 - 10        11 - 30       OVER 30
                                             1 YEAR         YEARS         YEARS          YEARS         YEARS          TOTAL
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest rate contracts(1)                 $   2,834      $ 19,828      $   5,901      $  8,977      $       -      $ 37,540
Foreign currency contracts(2)                     48           205            200            15              -           468
Equity market contracts                       10,667         3,895          5,165            23              3        19,753
Credit contracts                                   -           149              -             -              -           149
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total derivative instruments
      with notional amounts                $  13,549      $ 24,077      $  11,266      $  9,015      $       3      $ 57,910
                                           ===========    ==========    ===========    ==========    ===========    ==========

(1) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                        $    132      $     (14)     $    (13)
Cumulative effect from adoption of new accounting standards                                   -              -             3
Other comprehensive income (loss):
    Unrealized holding gains (losses) arising during the year:
      Cash flow hedges:
        Interest rate contracts                                                             (41)           201           (18)
        Foreign currency contracts                                                          (22)             3            14
      AFS securities embedded derivatives                                                     -              -             2
    Change in foreign currency exchange rate adjustment                                     (12)             7             4
    Change in DAC, VOBA, DSI and DFEL                                                        14              1            (1)
    Income tax benefit (expense)                                                             20            (74)           (1)
    Less:
     Reclassification adjustment for gains (losses) included in net income (loss):
        Cash flow hedges:
          Interest rate contracts(1)                                                        (21)           (15)            4
          Foreign currency contracts(1)                                                       3              2             2
     Associated amortization of DAC, VOBA, DSI and DFEL                                       3              1             -
     Income tax benefit (expense)                                                             5              4            (2)
                                                                                       ----------    -----------    ----------
           Balance as of end-of-year                                                   $    101      $     132      $    (14)
                                                                                       ==========    ===========    ==========


(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).


The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          ----------    -----------    ----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)                            $    (22)     $     (15)     $      3
    Foreign currency contracts(1)                                3              2             2
                                                          ----------    -----------    ----------
      Total cash flow hedges                                   (19)           (13)            5
                                                          ----------    -----------    ----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                                     (26)           (44)            5
Interest rate contracts(2)                                      52          1,144           175
Foreign currency contracts(1)                                    -              -            43
Foreign currency contracts(2)                                   (8)           (12)          (13)
Equity market contracts(2)                                  (1,014)           315          (386)
Equity market contracts(3)                                    (362)            26          (118)
Credit contracts(1)                                              -              -             1
Credit contracts(2)                                              2             (7)            7
Embedded derivatives:
    Indexed annuity contracts(2)                              (136)             5           (81)
    GLB reserves(2)                                          1,308         (1,809)          268
    Reinsurance related(2)                                     (50)           (47)          (71)
    AFS securities(1)                                            -              -            (4)
                                                          ----------    -----------    ----------
        Total derivative instruments                      $  (253)      $    (442)     $   (169)
                                                          ==========    ===========    ==========


(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Gain (loss) recognized as a component of OCI with
    the offset to net investment income                   $     (18)    $     (13)     $      6


As of December 31, 2012, $21 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2012 and 2011, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:


                                            AS OF DECEMBER 31, 2012
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)      PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2016(3)               (4)            (5)          BBB-               3          $  (4)       $    68

     03/20/2017(3)               (4)            (5)          BBB-               4             (7)            81
                                                                           -----------    -----------   ---------
                                                                                7          $ (11)       $   149
                                                                           ===========    ===========   =========




                                            AS OF DECEMBER 31, 2011
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)       PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2012(6)               (4)            (5)          BBB+               4         $    -        $   40

     12/20/2016(3)               (4)            (5)          BBB+               3            (12)           68

     03/20/2017(3)               (4)            (5)          BBB                2             (4)           40
                                                                           -----------    -----------   ---------
                                                                                9         $  (16)       $  148
                                                                           ===========    ===========   =========


(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of credit default swaps.
(3) These credit default swaps were sold to a counter-party of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.
(6) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Maximum potential payout                                                 $      149      $     148
Less:
    Counterparty thresholds                                                       -              -
                                                                         ----------    -----------
      Maximum collateral potentially required to post                    $      149      $     148
                                                                         ==========    ===========

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $11 million as of December 31, 2012, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2012, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2012, our exposure was $13 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:


                              AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                             --------------------------   --------------------------
                             COLLATERAL     COLLATERAL    COLLATERAL     COLLATERAL
                             POSTED BY      POSTED BY     POSTED BY      POSTED BY
           S&P                COUNTER-         LNC         COUNTER-         LNC
         CREDIT                PARTY         (HELD BY       PARTY         (HELD BY
        RATING OF             (HELD BY       COUNTER-      (HELD BY       COUNTER-
      COUNTERPARTY              LNC)          PARTY)         LNC)          PARTY)
--------------------------   -----------    -----------   -----------    -----------
           AA                $      41      $       -     $      35      $       -
           AA-                      58              -           219              -
           A+                      551              -           826              -
            A                      762            (68)        1,613            (69)
           A-                    1,113              -           373              -
           BBB                       4              -             -              -
                             -----------    -----------   -----------    -----------
                             $   2,529      $     (68)    $   3,066      $     (69)
                             ===========    ===========   ===========    ===========


7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Current                                                   $    (320)    $     (84)     $    (74)
Deferred                                                        664           354           379
                                                          -----------   -----------    ----------
    Federal income tax expense (benefit)                  $     344     $     270      $    305
                                                          ===========   ===========    ==========

A reconciliation of the effective tax rate differences (in millions) was as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Tax rate times pre-tax income                             $     527     $     186      $    456
Effect of:
    Separate account dividend received deduction               (128)         (135)         (109)
    Tax credits                                                 (34)          (46)          (39)
    Goodwill                                                     (2)          260             -
    Change in uncertain tax positions                           (88)            7             3
    Other items                                                  69            (2)           (6)
                                                          -----------   -----------    ----------
      Federal income tax expense (benefit)                $     344     $     270      $    305
                                                          ===========   ===========    ==========
Effective tax rate                                             23 %          51 %          23 %
                                                          ===========   ===========    ==========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The change in uncertain tax positions relates primarily to the lapse of statute of limitations for prior year tax returns. Other items include corrections of immaterial errors in prior period.

The federal income tax asset (liability) (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Current                                                                  $    173      $    (276)
Deferred                                                                   (3,391)        (2,233)
                                                                         ----------    -----------
    Total federal income tax asset (liability)                           $ (3,218)     $  (2,509)
                                                                         ==========    ===========



Significant components of our deferred tax assets and liabilities (in millions) were as follows:


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds                $     900      $  1,034
Deferred gain on business sold through reinsurance                             27           136
Reinsurance related embedded derivative asset                                 141           123
Investments                                                                   448           222
Compensation and benefit plans                                                141           130
Net operating loss                                                              4             -
Net capital loss                                                               32            59
Tax credits                                                                   205           200
VIE                                                                            36            98
Other                                                                          44           197
                                                                        -----------    ----------
    Total deferred tax assets                                               1,978         2,199
                                                                        -----------    ----------


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX LIABILITIES
DAC                                                                     $   1,393      $  1,412
VOBA                                                                          239           370
Net unrealized gain on AFS securities                                       3,283         2,188
Net unrealized gain on trading securities                                     150           126
Intangibles                                                                   172           173
Other                                                                         132           163
                                                                        -----------    ----------
    Total deferred tax liabilities                                          5,369         4,432
                                                                        -----------    ----------
      Net deferred tax asset (liability)                                $  (3,391)     $ (2,233)
                                                                        ===========    ==========

As of December 31, 2012, the Company had $11 million of net operating loss carryforwards that begin to expire in 2031 and $90 million of capital loss carryforwards that begin to expire in 2014. In addition, the Company had $139 million of alternative minimum tax credits that are not subject to expiration and $66 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.


As of December 31, 2012 and 2011, $59 million and $191 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:


                                                                  FOR THE
                                                                YEARS ENDED
                                                                DECEMBER 31,
                                                          -------------------------
                                                            2012          2011
                                                          -----------   -----------
Balance as of beginning-of-year                           $     275     $     278
    Increases for prior year tax positions                        -             2
    Decreases for prior year tax positions                     (145)          (11)
    Increases for current year tax positions                      3            12
    Decreases for current year tax positions                      -            (6)
    Decreases for settlements with taxing authorities            (2)            -
    Decreases for lapse of statute of limitations               (64)            -
                                                          -----------   -----------
      Balance as of end-of-year                           $      67     $     275
                                                          ===========   ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2012, 2011 and 2010, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(78) million, $8 million and $6 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $11 million and $89 million as of December 31, 2012 and 2011, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities. The Company is currently under examination by the IRS for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. The Company believes a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. The Company does not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

8.  DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  5,887      $   6,029      $  7,310
    Cumulative effect from adoption of new accounting standards                               -              -        (1,483)
    Business acquired (sold) through reinsurance                                           (126)           184           (14)
    Deferrals                                                                             1,294          1,368         1,353
    Amortization, net of interest:
      Unlocking                                                                             (71)          (130)           93
      Amortization, excluding unlocking, net of interest                                   (760)          (666)         (654)
    Adjustment related to realized (gains) losses                                           (49)           (39)          (51)
    Adjustment related to unrealized (gains) losses                                        (145)          (859)         (525)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  6,030      $   5,887      $  6,029
                                                                                       ==========    ===========    ==========

Changes in VOBA (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    -----------   -----------
Balance as of beginning-of-year                                                        $  1,055      $   1,378     $   2,086
    Business acquired (sold) through reinsurance                                            (20)            12             -
    Deferrals                                                                                12             20            26
    Amortization:
      Unlocking                                                                             (23)           174           (48)
      Amortization, excluding unlocking                                                    (225)          (279)         (350)
    Accretion of interest(1)                                                                 73             78            89
    Adjustment related to realized (gains) losses                                             9             (6)           (7)
    Adjustment related to unrealized (gains) losses                                        (179)          (322)         (418)
                                                                                       ----------    -----------   -----------
        Balance as of end-of-year                                                      $    702      $   1,055     $   1,378
                                                                                       ==========    ===========   ===========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.30% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2012, was as follows:



2013                         $      94
2014                                72
2015                                64
2016                                57
2017                                52

Changes in DSI (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $    309      $     324      $    361
    Deferrals                                                                                39             39            66
    Amortization, net of interest:
      Unlocking                                                                              14             (2)           (3)
      Amortization, excluding unlocking, net of interest                                    (43)           (36)          (48)
    Adjustment related to realized (gains) losses                                            (5)            (3)          (11)
    Adjustment related to unrealized (gains) losses                                         (18)           (13)          (41)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $    296      $     309      $    324
                                                                                       ==========    ===========    ==========

Changes in DFEL (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  1,360      $   1,472      $  1,273
    Business acquired (sold) through reinsurance                                            (44)            18            22
    Deferrals                                                                               348            544           546
    Amortization, net of interest:
      Unlocking                                                                             (69)            31            (1)
      Amortization, excluding unlocking, net of interest                                   (206)          (160)         (190)
    Adjustment related to realized (gains) losses                                            (5)            (8)           (4)
    Adjustment related to unrealized (gains) losses                                         (42)          (537)         (174)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  1,342      $   1,360      $  1,472
                                                                                       ==========    ===========    ==========

9.  REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Direct insurance premiums and fees                                                     $  7,096      $   6,735      $  6,338
Reinsurance assumed                                                                          18             21            22
Reinsurance ceded                                                                        (1,287)        (1,511)       (1,361)
                                                                                       ----------    -----------    ----------
    Total insurance premiums and fees                                                  $  5,827      $   5,245      $  4,999
                                                                                       ==========    ===========    ==========

Direct insurance benefits                                                              $  4,714      $   4,828      $  4,321
Reinsurance recoveries netted against benefits                                           (1,778)        (2,624)       (1,754)
                                                                                       ----------    -----------    ----------
    Total benefits                                                                     $  2,936      $   2,204      $  2,567
                                                                                       ==========    ===========    ==========


We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 30% to 35% of the mortality risk on newly issued non-term life insurance contracts and approximately 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2012, the reserves associated with these reinsurance arrangements totaled $809 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.4 billion and $3.5 billion as of December 31, 2012 and 2011, respectively. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2012, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2012, included $1.5 billion and $176 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2012, 2011 and 2010, we amortized $48 million, $49 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:



                                                   FOR THE YEAR ENDED DECEMBER 31, 2012
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186           (647)           -          1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176           (176)           -              -
                                          ------------    -----------  -----------    -----------
    Total goodwill                         $   3,696      $  (1,423)   $       -      $   2,273
                                          ============    ===========  ===========    ===========

                                                   FOR THE YEAR ENDED DECEMBER 31, 2011
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186              -         (647)         1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176            (79)         (97)             -
                                          ------------    -----------  -------------  -----------
    Total goodwill                         $   3,696      $    (679)   $    (744)     $   2,273
                                          ============    ===========  =============  ===========

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:


                                                          AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                          -------------------------    -------------------------
                                                            GROSS                        GROSS
                                                           CARRYING     ACCUMULATED     CARRYING     ACCUMULATED
                                                            AMOUNT     AMORTIZATION      AMOUNT     AMORTIZATION
                                                          -----------  ------------    -----------  ------------
Life Insurance:
    Sales force                                           $     100    $       27      $     100      $     23
Retirement Plan Services:
    Mutual fund contract rights(1)                                5             -              2             -
Other Operations:
    FCC licenses(1)                                             129             -            118             -
    Other                                                         4             3              4             3
                                                          -----------  ------------    -----------  ------------
      Total                                               $     238    $       30      $     224      $     26
                                                          ===========  ============    ===========  ============

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2012, was as follows:


2013                         $       4
2014                                 4
2015                                 4
2016                                 4
2017                                 4




11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------  ------------
RETURN OF NET DEPOSITS
Total account value                                       $   63,478   $    54,004
Net amount at risk(1)                                            392         1,379
Average attained age of contract holders                    60 years      59 years
MINIMUM RETURN
Total account value                                       $      149   $       155
Net amount at risk(1)                                             37            48
Average attained age of contract holders                    73 years      72 years
Guaranteed minimum return                                        5 %           5 %
ANNIVERSARY CONTRACT VALUE
Total account value                                       $   23,019   $    21,648
Net amount at risk(1)                                          1,133         2,939
Average attained age of contract holders                    67 years      67 years


(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2012, to December 31, 2011, was attributable primarily to the increase in equity markets during 2012.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------

Balance as of beginning-of-year                           $      84     $      44      $     71
    Changes in reserves                                          64            93            57
    Benefits paid                                               (44)          (53)          (84)
                                                          -----------   -----------    ----------
      Balance as of end-of-year                           $     104     $      84      $     44
                                                          ===========   ===========    ==========

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
ASSET TYPE
Domestic equity                                           $  37,899      $ 34,286
International equity                                         14,850        13,095
Bonds                                                        21,174        17,735
Money market                                                  7,747         5,892
                                                          -----------    ----------
    Total                                                 $  81,670      $ 71,008
                                                          ===========    ==========

Percent of total variable annuity separate account
  values                                                       98 %          98 %


Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 38% of permanent life insurance in force as of December 31, 2012, and 29% of total sales for these products for the year ended December 31, 2012.

12.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
Short-Term Debt
  Short-term notes payable to LNC                                                                    $      28      $     10
  Current maturities of long-term debt                                                                       4             -
                                                                                                     -----------    ----------
    Total short-term debt                                                                            $      32      $     10
                                                                                                     ===========    ==========

Long-Term Debt, Excluding Current Portion
  2.75% note, due 2013                                                                               $       -      $      4
  LIBOR + 3 bps notes, due 2017                                                                            250           250
  LIBOR + 100 bps loan, due 2037                                                                           375           375
  LIBOR + 341 bps loan, due 2040                                                                             -           500
  Surplus notes due LNC:
    9.76% surplus note, due 2024                                                                            50            50
    6.56% surplus note, due 2028                                                                           500           500
    6.03% surplus note, due 2028                                                                           750           750
                                                                                                     -----------    ----------
      Total surplus notes                                                                                1,300         1,300
                                                                                                     -----------    ----------
        Total long-term debt                                                                         $   1,925      $  2,429
                                                                                                     ===========    ==========

Future principal payments due on long-term debt (in millions) as of December 31, 2012, were as follows:


2013                                                                                   $      4
2014                                                                                          -
2015                                                                                          -
2016                                                                                          -
2017                                                                                        250
Thereafter                                                                                1,675
                                                                                       ----------
    Total                                                                              $  1,929
                                                                                       ==========


On September 10, 2010, LNC issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the Federal Home Loan Bank of Indianapolis due June 20, 2017.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 341 bps. On July 1, 2012, we repaid all of our LIBOR + 341 bps note due 2040.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2012, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("Adversary Proceeding") captioned LEHMAN BROTHERS SPECIAL FINANCING, INC. V.

BANK OF AMERICA, N.A. ET AL., Adv. Pro. No. 10-03547 (JMP) and instituted under IN RE LEHMAN BROTHERS HOLDINGS INC. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. ("LBSF") seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to Noteholders in accordance with the Note agreements. The Adversary proceeding is stayed through July 20, 2013, and LNL's response is currently due to be filed on September 5, 2013.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we subsidiaries are the subject of multiple regulatory inquiries and examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2012, 2011 and 2010, was $37 million, $36 million and $40 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2012, were as follows:



2013                         $      31
2014                                31
2015                                26
2016                                22
2017                                16

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2012, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 19%, 22% and 25% of Annuities' variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented approximately 50%, 54% and 58% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 21%, 27% and 29% of variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented 58%, 62% and 66% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $32 million and $29 million as of December 31, 2012 and 2011, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.


ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):



                                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------------
                                                                                            2012          2011         2010
                                                                                          ----------    ----------    ---------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                           $  2,805      $  1,119    $      36
    Cumulative effect from adoption of new accounting standards                                  -             -          183
    Unrealized holding gains (losses) arising during the year                                2,631         3,292        2,322
    Change in foreign currency exchange rate adjustment                                         14            (5)          (6)
    Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds      (1,233)         (798)      (1,038)
    Income tax benefit (expense)                                                              (459)         (890)        (461)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)            (181)         (124)        (136)
      Associated amortization of DAC, VOBA, DSI and DFEL                                        (1)          (10)           8
      Income tax benefit (expense)                                                              64            47           45
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $  3,876      $  2,805    $   1,119
                                                                                          ==========    ==========  ===========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                           $   (103)     $   (126)   $    (108)
(Increases) attributable to:
    Cumulative effect from adoption of new accounting standards                                  -             -           (5)
    Gross OTTI recognized in OCI during the year                                              (118)          (54)         (93)
    Change in DAC, VOBA, DSI and DFEL                                                           15            12           11
    Income tax benefit (expense)                                                                35            15           28
Decreases attributable to:
    Sales, maturities or other settlements of AFS securities                                   118            99           81
    Change in DAC, VOBA, DSI and DFEL                                                          (17)          (21)         (19)
    Income tax benefit (expense)                                                               (35)          (28)         (21)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $   (105)     $   (103)   $    (126)
                                                                                          ==========    ==========  ===========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                           $    132      $    (14)   $     (13)
    Cumulative effect from adoption of new accounting standards                                  -             -            3
    Unrealized holding gains (losses) arising during the year                                  (63)          204           (2)
    Change in foreign currency exchange rate adjustment                                        (12)            7            4
    Change in DAC, VOBA, DSI and DFEL                                                           14             1           (1)
    Income tax benefit (expense)                                                                20           (74)          (1)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)             (18)          (13)           6
      Associated amortization of DAC, VOBA, DSI and DFEL                                         3             1            -
      Income tax benefit (expense)                                                               5             4           (2)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    101      $    132    $     (14)
                                                                                          ==========    ==========  ===========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year                                                           $    (14)     $    (14)   $     (17)
    Adjustment arising during the year                                                           3             1            4
    Income tax benefit (expense)                                                                (1)           (1)          (1)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    (12)     $    (14)   $     (14)
                                                                                          ==========    ==========  ===========

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------------
                                                                                   2012          2011           2010
                                                                                 ----------    -----------    ----------
Total realized gain (loss) related to certain investments(1)                     $   (164)     $    (106)     $   (132)
Realized gain (loss) on the mark-to-market on certain instruments(2)                  138            (65)          (41)
Indexed annuity net derivative results:(3)
    Gross gain (loss)                                                                  16              2            34
    Associated amortization of DAC, VOBA, DSI and DFEL                                 (5)            (2)          (14)
Variable annuity net derivatives results:(4)
    Gross gain (loss)                                                                 (77)           (51)          (30)
    Associated amortization of DAC, VOBA, DSI and DFEL                                (31)           (28)          (55)
                                                                                 ----------    -----------    ----------
      Total realized gain (loss)                                                 $   (123)     $    (250)     $   (238)
                                                                                 ==========    ===========    ==========

(1) See "Realized Gain (Loss) Related to Certain Investments" section in Note 5.
(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. COMMISSIONS AND OTHER EXPENSES

Details underlying commissions and other expenses (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Commissions                                                                            $   1,972     $   2,534      $   1,859
General and administrative expenses                                                        1,553         1,392          1,293
Expenses associated with reserve financing and unrelated LOCs                                 40            24             16
DAC and VOBA deferrals and interest, net of amortization                                    (300)         (565)          (509)
Broker-dealer expenses                                                                       243           236            212
Specifically identifiable intangible asset amortization                                        4             4              4
Media expenses                                                                                66            69             59
Taxes, licenses and fees                                                                     244           244            192
Merger-related expenses                                                                        -             -              9
Restructuring charges (recoveries)                                                            16             -             (1)
                                                                                       -----------   -----------    -----------
    Total                                                                              $   3,838     $   3,938      $   3,134
                                                                                       ===========   ===========    ===========

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.


The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:


                                                 AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                             2012           2011          2012           2011
                                           -----------    ----------    -----------    ----------
                                                                                 OTHER
                                               PENSION BENEFITS         POSTRETIREMENT BENEFITS
                                           -------------------------    -------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year         $     137     $     128      $       5    $        5
Actual return on plan assets                      17            17              -             -
Company and participant contributions              -             -              4             4
Benefits paid                                     (9)           (8)            (4)           (4)
                                           -----------   -----------    -----------  ------------
    Fair value as of end-of-year                 145           137              5             5
                                           -----------   -----------    -----------  ------------

CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                  121           116             21            21
Interest cost                                      5             6              1             1
Company and participant contributions              -             -              1             1
Actuarial (gains) losses                           9             7             (2)            1
Benefits paid                                     (9)           (8)            (4)           (3)
                                           -----------   -----------    -----------  ------------
    Balance as of end-of-year                    126           121             17            21
                                           -----------   -----------    -----------  ------------
      Funded status of the plans           $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED ON THE
    CONSOLIDATED BALANCE SHEETS
Other assets                               $      21     $      18      $       -    $        -
Other liabilities                                 (2)           (2)           (12)          (16)
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED IN
    ACCUMULATED OCI, NET OF TAX
Net (gain) loss                            $      13      $     14      $      (1)   $        -
Prior service credit                               -             -              -             -
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      13      $     14      $      (1)   $        -
                                           ===========   ===========    ===========  ============

RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan                     N/A            N/A          4.00 %       4.00 %
All other plans                                 N/A            N/A             N/A          N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
    Weighted-average discount rate           3.93 %         4.25 %          4.03 %       4.25 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %
Net periodic benefit cost:
    Weighted-average discount rate           4.25 %         5.25 %          4.25 %       5.00 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2012, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2013, our discount rate for the pension plans will be 3.93%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2013, our expected return on plan assets is 6.50% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:


                                                                       AS OF OR FOR THE
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------- -- ---------- -- -----------
                                                              2012           2011          2010
                                                            -----------    ----------    -----------
Pre-65 health care cost trend rate                            8.00 %         8.50 %        9.50 %
Post-65 health care cost trend rate                           8.00 %         8.50 %        9.50 %
Ultimate trend rate                                           4.50 %         4.50 %        5.00 %
Year that the rate reaches the ultimate trend rate             2020           2021          2020


We expect the health care cost trend rate for 2013 to be 8.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                              AS OF DECEMBER 31,
                                           --------------------------
                                             2012           2011
                                           -----------    -----------
Accumulated benefit obligation             $       2      $       2
Projected benefit obligation                       2              2
Fair value of plan assets                          -              -

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------------------
                                                      PENSION BENEFITS                     OTHER POSTRETIREMENT BENEFITS
                                           ----------------------------------------    ---------------------------------------
                                             2012           2011          2010           2012          2011           2010
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest cost                              $       5      $      6      $       7      $      1      $       1      $      1
Expected return on plan assets                    (9)          (10)            (9)            -              -             -
Recognized net actuarial loss (gain)               1             2              2             -              -             -
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Net periodic benefit expense           $      (3)     $     (2)     $       -      $      1      $       1      $      1
    (recovery)                             ===========    ==========    ===========    ==========    ===========    ==========


We expect our 2013 pension plans' income to be approximately $3 million.

For 2013, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $1 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:


                                             2012           2011
                                           -----------    -----------
Fixed maturity securities                       80 %        80 %
Common stock:
    Domestic equity                             14 %        14 %
    International equity                         6 %         6 %




The investment objectives for the assets related to our pension plans are to:

o Maintain sufficient liquidity to pay obligations of the plans as they come due;
o Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
o  Maintain an appropriate asset allocation policy;
o Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
o  Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets is monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:



                                                            AS OF DECEMBER 31,
                                           ------------------------------------------------------
                                              2012          2011           2012          2011
                                           -----------    -----------   -----------    ----------
                                                                                 OTHER
                                                 PENSION PLANS          POSTRETIREMENT BENEFITS
                                           --------------------------   -------------------------
Fixed maturity securities:
    Corporate bonds                        $      48      $      53     $       -      $      -
    U.S. government bonds                         26             16             -             -
    Foreign government bonds                       2              3             -             -
    RMBS                                           -              -             -             -
    CMBS                                           -              1             -             -
    CDOs                                           -              -             -             -
Common stock                                      66             61             -             -
Cash and invested cash                             3              3             5             5
                                           -----------    -----------   -----------    ----------
        Total                              $     145      $     137     $       5      $      5
                                           ===========    ===========   ===========    ==========

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2012 or 2011. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2013 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2013 is less than $1 million.

We expect the following benefit payments (in millions):


                                             DEFINED          OTHER
                                             BENEFIT          POST-
                                             PENSION        RETIREMENT
                                              PLANS           PLANS
                                           -------------    ----------
2013                                       $        10    $        2
2014                                                10             2
2015                                                10             2
2016                                                 9             1
2017                                                 9             1
Following five years thereafter                     41             6

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for these plans were $68 million, $65 million and $60 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:


                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Total liabilities(1)                                                                   $     335     $     304
Investments held to fund liabilities(2)                                                      146           133


(1) Reported in other liabilities on our Consolidated Balance Sheets.
(2) Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       7     $       6      $       6
Increase (decrease) in measurement of liabilities, net of total return swap                   11             1              1
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $      18     $       7      $       7
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       1     $       1      $       3
Increase (decrease) in measurement of liabilities, net of total return swap                    5             -              3
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $       6     $       1      $       6
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $2 million, less than ($1) million and $2 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $3 million, $4 million and $2 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:


                                              FOR THE YEARS ENDED DECEMBER 31,
                                           ----------------------------------------
                                             2012           2011          2010
                                           -----------    -----------   -----------
Stock options                              $       8      $       8     $       5
Performance shares                                 5              2            (1)
SARs                                               1              -             -
RSUs and nonvested stock                          17             12            11
                                           -----------    -----------   -----------
    Total                                  $      31      $      22     $      15
                                           ===========    ===========   ===========

Recognized tax benefit                     $      11      $       8     $       5
                                           ===========    ===========   ===========

20.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Capital and surplus                                                      $    6,457    $   7,054

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                           2012          2011          2010
                                                                         ----------    -----------   -----------
Net gain (loss) from operations, after-tax                               $    649      $     291     $     553
Net income (loss)                                                             600            104           430
Dividends to LNC                                                              605            800           684


The increase in statutory net income (loss) for the year ended December 31, 2012, from that of 2011, was primarily due to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in 2011.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006 and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, it is accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2012 and 2011.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Calculation of reserves using the Indiana universal life method          $    249      $     270
Calculation of reserves using continuous CARVM                                 (2)            (2)
Conservative valuation rate on certain annuities                              (26)           (20)
Lesser of LOC and XXX additional reserve as surplus                         2,483          1,731

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. We expect that we could pay dividends of approximately $643 million in 2013 without prior approval from the respective state commissioner.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:


                                                                        AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                        -------------------------    -------------------------
                                                                         CARRYING        FAIR         CARRYING        FAIR
                                                                          VALUE          VALUE         VALUE          VALUE
                                                                        -----------    ----------    -----------    ----------
ASSETS
AFS securities:
    Fixed maturity securities                                           $  80,254      $ 80,254      $  73,607      $ 73,607
    VIEs' fixed maturity securities                                           708           708            700           700
    Equity securities                                                         157           157            139           139
Trading securities                                                          2,437         2,437          2,538         2,538
Mortgage loans on real estate                                               6,792         7,446          6,589         7,233
Derivative investments                                                      2,263         2,263          2,846         2,846
Other investments                                                           1,089         1,089          1,059         1,059
Cash and invested cash                                                      3,278         3,278          3,844         3,844
Separate account assets                                                    95,373        95,373         83,477        83,477

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                           (732)         (732)          (399)         (399)
    GLB reserves embedded derivatives                                        (909)         (909)        (2,217)       (2,217)
Other contract holder funds:
    Remaining guaranteed interest and similar contracts                      (867)         (867)        (1,114)       (1,114)
    Account values of certain investment contracts                        (28,480)      (32,620)       (27,403)      (30,739)
Short-term debt                                                               (32)          (32)           (10)          (10)
Long-term debt                                                             (1,925)       (1,972)        (2,429)       (2,466)
Reinsurance related embedded derivatives                                     (184)         (184)           (12)          (12)
VIEs' liabilities - derivative instruments                                   (128)         (128)          (291)         (291)
Other liabilities:
    Credit default swaps                                                      (11)          (11)           (16)          (16)

BENEFIT PLANS' ASSETS(1)                                                      150           150            142           142


(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.


OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2012 and 2011, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:


                                                                                      AS OF DECEMBER 31, 2012
                                                                      --------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                      ------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      65      $ 64,654      $   2,065      $  66,784
      U.S. government bonds                                                  362            30              1            393
      Foreign government bonds                                                 -           594             46            640
      RMBS                                                                     -         5,880              3          5,883
      CMBS                                                                     -           928             27            955
      CDOs                                                                     -            26            154            180
      State and municipal bonds                                                -         4,211             32          4,243
      Hybrid and redeemable preferred securities                              30         1,030            116          1,176
    VIEs' fixed maturity securities                                          110           598              -            708
    Equity AFS securities                                                     44            26             87            157
    Trading securities                                                         2         2,379             56          2,437
    Derivative investments                                                     -           347          1,916          2,263
Cash and invested cash                                                         -         3,278              -          3,278
Separate account assets                                                    1,519        93,854              -         95,373
                                                                      ------------   ------------  -------------   -----------
        Total assets                                                   $   2,132      $177,835      $   4,503      $  184,470
                                                                      ============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -      $      -      $    (732)     $    (732)
    GLB reserves embedded derivatives                                          -             -           (909)          (909)
Reinsurance related embedded derivatives                                       -          (184)             -           (184)
VIEs' liabilities - derivative instruments                                     -             -           (128)          (128)
Other liabilities:
    Credit default swaps                                                       -             -            (11)           (11)
                                                                      ------------   ------------  -------------   -----------
        Total liabilities                                              $       -      $   (184)     $  (1,780)     $  (1,964)
                                                                      ============   ============  =============   ===========

BENEFIT PLANS' ASSETS                                                  $      16      $    134      $       -      $     150
                                                                      ============   ============  =============   ===========


                                                                                      AS OF DECEMBER 31, 2011
                                                                     ---------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                     -------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      61     $  55,603      $   2,423      $  58,087
      U.S. government bonds                                                  426            18              1            445
      Foreign government bonds                                                 -           621             97            718
      RMBS                                                                     -         7,506            158          7,664
      CMBS                                                                     -         1,498             31          1,529
      CDOs                                                                     -             -            101            101
      State and municipal bonds                                                -         3,943              -          3,943
      Hybrid and redeemable preferred securities                              15         1,006             99          1,120
    VIEs' fixed maturity securities                                          108           592              -            700
    Equity AFS securities                                                     37            46             56            139
    Trading securities                                                         2         2,469             67          2,538
    Derivative investments                                                     -           362          2,484          2,846
Cash and invested cash                                                         -         3,844              -          3,844
Separate account assets                                                    1,582        81,895              -         83,477
                                                                     -------------   ------------  -------------   -----------
        Total assets                                                   $   2,231     $ 159,403      $   5,517      $ 167,151
                                                                     =============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -     $       -      $    (399)     $    (399)
    GLB reserves embedded derivatives                                          -             -         (2,217)        (2,217)
Reinsurance related embedded derivatives                                       -           (12)             -            (12)
VIEs' liabilities - derivative instruments                                     -             -           (291)          (291)
Other liabilities:
    Credit default swaps                                                       -             -            (16)           (16)
                                                                     -------------   ------------  -------------   -----------
        Total liabilities                                              $       -     $     (12)     $  (2,923)     $  (2,935)
                                                                     =============   ============  =============   ===========
BENEFIT PLANS' ASSETS                                                  $      14     $     128      $       -      $     142
                                                                     =============   ============  =============   ===========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,423      $    (25)     $      35      $    274      $    (642)     $   2,065
      U.S. government bonds                        1             -              -             -              -              1
      Foreign government bonds                    97             -              -            (5)           (46)            46
      RMBS                                       158            (3)             3            (8)          (147)             3
      CMBS                                        31           (11)            16           (11)             2             27
      CDOs                                       101            (2)             8            61            (14)           154
      State and municipal bonds                    -             -              -            32              -             32
      Hybrid and redeemable
        preferred securities                      99            (1)            23             -             (5)           116
    Equity AFS securities                         56            (8)            13            26              -             87
    Trading securities                            67             3              4            (2)           (16)            56
    Derivative investments                     2,484          (823)            73           182              -          1,916
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (399)         (136)             -          (197)             -           (732)
    GLB reserves embedded derivatives         (2,217)        1,308              -             -              -           (909)
VIEs' liabilities - derivative
    instruments(5)                              (291)          163              -             -              -           (128)
Other liabilities:
    Credit default swaps(6)                      (16)            5              -             -              -            (11)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   2,594      $    470      $     175      $    352      $    (868)     $   2,723
                                           ===========    ==========    ===========  ============    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,353      $      3      $      42      $   (134)     $     159      $   2,423
      U.S. government bonds                        2             -              -            (1)             -              1
      Foreign government bonds                   113             -              4            (3)           (17)            97
      RMBS                                       119            (3)             6            36              -            158
      CMBS                                       102           (62)            61           (74)             4             31
      CDOs                                       171            19            (17)          (72)             -            101
      Hybrid and redeemable
        preferred securities                     114            (1)            (5)           (7)            (2)            99
    Equity AFS securities                         91             8            (12)            3            (34)            56
    Trading securities                            74             3              1            (7)            (4)            67
    Derivative investments                     1,494           495            383           112              -          2,484
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (497)            5              -            93              -           (399)
    GLB reserves embedded derivatives           (408)       (1,809)             -             -              -         (2,217)
VIEs' liabilities - derivative
      instruments(5)                            (209)          (82)             -             -              -           (291)
Other liabilities:
    Credit default swaps(6)                      (16)           (6)             -             6              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,503      $ (1,430)     $     463      $    (48)     $     106      $   2,594
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets(7)                   $       6      $      -      $       -      $     (6)     $       -      $       -
                                           ===========    ==========    ===========  ============    ===========    ===========



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2010
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,117      $    (42)     $      53      $    279      $     (54)     $   2,353
      U.S. government bonds                        3             -              -            (4)             3              2
      Foreign government bonds                    92             -              8            (4)            17            113
      RMBS                                       135            (5)            10           (17)            (4)           119
      CMBS                                       252           (47)            84           (72)          (115)           102
      CDOs                                       153             1             30           (13)             -            171
      CLNs                                       322             -            278             -           (600)             -
      Hybrid and redeemable
        preferred securities                     150             2            (23)          (15)             -            114
    Equity AFS securities                         88             -              8            (5)             -             91
    Trading securities                            90             2            (10)           (7)            (1)            74
    Derivative investments                     1,238          (166)             7           415              -          1,494
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (419)          (81)             -             3              -           (497)
    GLB reserves embedded derivatives           (676)          268              -             -              -           (408)
VIEs' liabilities - derivative
      instruments(5)                               -            16              -             -           (225)          (209)
Other liabilities:
    Credit default swaps(6)                      (65)            7              -            42              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,480      $    (45)     $     445      $    602      $    (979)     $   3,503
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets (7)                  $       -      $      -      $       -      $      6      $       -      $       6
                                           ===========    ==========    ===========  ============    ===========    ===========


(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income
    (Loss).
(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss).
(7) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     363      $    (26)     $      (6)     $    (51)     $      (6)     $     274
      Foreign government bonds                     -             -             (5)            -              -             (5)
      RMBS                                         -             -             (6)           (2)             -             (8)
      CMBS                                         -             -              -           (11)             -            (11)
      CDOs                                        72             -              -           (11)             -             61
      State and municipal bonds                   32             -              -             -              -             32
    Equity AFS securities                         26             -              -             -              -             26
    Trading securities                             -             -              -            (2)             -             (2)
    Derivative investments                       454           (34)          (238)            -              -            182
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (99)            -              -           (98)             -           (197)
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     848      $    (60)     $    (255)     $   (175)     $      (6)     $     352
                                           ===========    ==========    ===========   ===========    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     237      $   (216)     $     (15)     $    (51)     $     (89)     $    (134)
      U.S. government bonds                        -             -              -            (1)             -             (1)
      Foreign government bonds                     -            (3)             -             -              -             (3)
      RMBS                                        51             -              -           (15)             -             36
      CMBS                                         -           (50)             -           (24)             -            (74)
      CDOs                                         -           (33)             -           (39)             -            (72)
      Hybrid and redeemable preferred
        securities                                 9           (16)             -             -              -             (7)
    Equity AFS securities                         19           (16)             -             -              -              3
    Trading securities                             -            (2)             -            (5)             -             (7)
    Derivative investments                       396            (7)          (277)            -              -            112
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (59)            -              -           152              -             93
Other liabilities:
    Credit default swaps                           -             6              -             -              -              6
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     653      $   (337)     $    (292)     $     17      $     (89)     $     (48)
                                           ===========    ==========    ===========    ==========    ===========    ===========

Benefit plans' assets                      $       -      $     (3)     $      (3)     $      -      $       -      $      (6)
                                           ===========    ==========    ===========    ==========    ===========    ===========

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                        2012           2011          2010
                                                                      -----------    ----------    -----------
Investments:(1)
    Derivative investments                                            $    (823)     $    472      $    (163)
Future contract benefits:(1)
    Indexed annuity contracts embedded derivatives                          (10)           (1)            44
    GLB reserves embedded derivatives                                     1,472        (1,615)           419
VIEs' liabilities - derivative instruments(1)                               163           (82)            16
Other liabilities:
    Credit default swaps(2)                                                   6            (8)           (12)
                                                                      -----------    ----------    -----------
      Total, net                                                      $     808      $ (1,234)     $     304
                                                                      ===========    ==========    ===========


(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $      35      $   (677)     $    (642)
      Foreign government bonds                                                  -           (46)           (46)
      RMBS                                                                      -          (147)          (147)
      CMBS                                                                      5            (3)             2
      CDOs                                                                      6           (20)           (14)
      Hybrid and redeemable preferred securities                               35           (40)            (5)
    Trading securities                                                          2           (18)           (16)
                                                                        -----------    ----------    -----------
        Total, net                                                      $      83      $   (951)     $    (868)
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     246      $    (87)     $     159
      Foreign government bonds                                                  -           (17)           (17)
      CMBS                                                                      4             -              4
      Hybrid and redeemable preferred securities                               18           (20)            (2)
    Equity AFS securities                                                       1           (35)           (34)
    Trading securities                                                          1            (5)            (4)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     270      $   (164)     $     106
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     144      $   (198)     $     (54)
      U.S. government bonds                                                     3             -              3
      Foreign government bonds                                                 17             -             17
      RMBS                                                                      -            (4)            (4)
      CMBS                                                                      3          (118)          (115)
      CLNs                                                                      -          (600)          (600)
    Trading securities                                                          -            (1)            (1)
    VIEs' liabilities - derivative instruments                               (225)            -           (225)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     (58)     $   (921)     $    (979)
                                                                        ===========    ==========    ===========


Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2012, 2011 and 2010, our corporate bonds, RMBS and CMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. For the year ended December 31, 2010, the CLNs transfers out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. There were no significant transfers between Levels 1 and 2 of the fair value during 2012, 2011 and 2010.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2012:



                                     FAIR              VALUATION                      SIGNIFICANT                  INPUT
                                     VALUE             TECHNIQUE                  UNOBSERVABLE INPUTS              RANGES
                                   ----------    -----------------------    --------------------------------   ---------------
ASSETS
Investments:
    Fixed maturity AFS and
      trading securities

        Corporate bonds            $    902      Discounted cash flow       Liquidity/duration adjustment(1)   1.7% - 13.5%
        Foreign government bonds         46      Discounted cash flow       Liquidity/duration adjustment(1)   2.3% - 5.3%
        Hybrid and redeemable
          preferred stock                21      Discounted cash flow       Liquidity/duration adjustment(1)   2.7% - 2.9%
    Equity AFS and trading
      securities                         24      Discounted cash flow       Liquidity/duration adjustment(1)   4.3% - 4.5%

LIABILITIES
Future contract benefits:
    Indexed annuity contracts
      embedded derivatives             (732)     Discounted cash flow       Lapse rate(2)                      1.0% - 15.0%(7)
                                                                            Mortality rate(5)
    GLB reserves embedded
      derivatives                      (858)     Monte Carlo simulation     Long-term lapse rate(2)            1.0% - 27.0%
                                                                            Utilization of guaranteed
                                                                             withdrawal(3)                     90.0% - 100.0%
                                                                            NPR(4)                             0.03% - 0.54%(7)
                                                                            Mortality rate(5)
                                                                            Volatility(6)                      1.0% - 35.0%

(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(5) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(6) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(7) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

o INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
o INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
o GLB RESERVES EMBEDDED DERIVATIVES - An increase in our lapse rate, wait period, NPR or mortality rate inputs would result in a decrease in the fair value measurement. An increase in the percent of maximum withdrawal amount input would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed), and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit, and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

o Realized gains and losses associated with the following ("excluded realized gain (loss)"):
     - Sales or disposals of securities;
     - Impairments of securities;
     - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and our trading securities;
     - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
     - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value.
o Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
o Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
o   Gains (losses) on early extinguishment of debt;
o   Losses from the impairment of intangible assets;
o   Income (loss) from discontinued operations; and
o   Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

o   Excluded realized gain (loss);
o   Revenue adjustments from the initial adoption of new accounting standards;
o Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
o Amortization of deferred gains arising from the reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.


Segment information (in millions) was as follows:


                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
REVENUES
Operating revenues:
    Annuities                                                           $   2,713      $    2,588    $    2,415
    Retirement Plan Services                                                1,015             988           971
    Life Insurance                                                          4,817           4,347         4,160
    Group Protection                                                        2,090           1,938         1,831
    Other Operations                                                          411             449           470
Excluded realized gain (loss), pre-tax                                       (235)           (342)         (312)
Amortization of deferred gain arising from reserve changes on business
    sold through reinsurance, pre-tax                                           3               3             3
                                                                        -----------    ------------     ---------
      Total revenues                                                    $  10,814      $    9,971    $    9,538
                                                                        ===========    ============     =========



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
NET INCOME (LOSS)
Income (loss) from operations:
    Annuities                                                           $     608      $      549    $      450
    Retirement Plan Services                                                  131             146           143
    Life Insurance                                                            538             463           533
    Group Protection                                                           72              97            68
    Other Operations                                                          (39)            (28)            3
Excluded realized gain (loss), after-tax                                     (152)           (222)         (204)
Gain (loss) on early extinguishment of debt, after-tax                          -               -             -
Income (expense) from reserve changes (net of related
    amortization) on business sold through reinsurance, after-tax               2               2             2
Impairment of intangibles, after-tax                                            2            (744)            -
Benefit ratio unlocking, after-tax                                              -               -             -
                                                                        -----------    ------------     ---------
      Income (loss) from continuing operations, after-tax                   1,162             263           995
                                                                        -----------    ------------     ---------
        Net income (loss)                                               $   1,162      $      263    $      995
                                                                        ===========    ============     =========




                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INVESTMENT INCOME
Annuities                                                               $   1,058      $  1,091      $   1,107
Retirement Plan Services                                                      797           792            769
Life Insurance                                                              2,297         2,168          2,040
Group Protection                                                              161           152            141
Other Operations                                                              238           287            305
                                                                        -----------    ----------    -----------
    Total net investment income                                         $   4,551      $  4,490      $   4,362
                                                                        ===========    ==========    ===========


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                               $     307      $    335      $     346
Retirement Plan Services                                                       42            33             53
Life Insurance                                                                609           416            431
Group Protection                                                               48            39             40
                                                                        -----------    ----------    -----------
    Total amortization of DAC and VOBA, net of interest                 $   1,006      $    823      $     870
                                                                        ===========    ==========    ===========

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                               $     117      $     92      $      83
Retirement Plan Services                                                       29            56             53
Life Insurance                                                                326           202            246
Group Protection                                                               38            52             37
Other Operations                                                              (82)          (13)            (6)
Excluded realized gain (loss)                                                 (83)         (120)          (109)
Reserve changes (net of related amortization)
    on business sold through reinsurance                                        1             1              1
Impairment of intangibles                                                      (2)            -              -
                                                                        -----------    ----------    -----------
      Total federal income tax expense (benefit)                        $     344      $    270      $     305
                                                                        ===========    ==========    ===========

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       ----------    -----------
ASSETS
Annuities                                                                              $ 107,872     $  99,010
Retirement Plan Services                                                                  30,654        28,633
Life Insurance                                                                            62,867        57,623
Group Protection                                                                           3,733         3,429
Other Operations                                                                          13,254        12,658
                                                                                       ----------    -----------
    Total assets                                                                       $ 218,380     $ 201,353
                                                                                       ==========    ===========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
Interest paid                                                           $     134      $     88      $      94
Income taxes paid (received)                                                  136           159           (345)
Significant non-cash investing and financing transactions:
    Reinsurance ceded:
      Carrying value of assets                                          $     367      $      -      $     188
      Carrying value of liabilities                                          (367)            -           (188)
                                                                        -----------    ----------    -----------
        Total reinsurance ceded                                         $       -      $      -      $       -
                                                                        ===========    ==========    ===========
    Reinsurance recaptured:
      Carrying value of assets                                          $     (34)     $    243      $     110
      Carrying value of liabilities                                           (84)         (441)          (115)
                                                                        -----------    ----------    -----------
        Total reinsurance recaptured                                    $    (118)     $   (198)     $      (5)
                                                                        ===========    ==========    ===========
    Reinsurance novated:
      Carrying value of assets                                          $       0      $      -      $       -
      Carrying value of liabilities                                           (26)            -              -
                                                                        -----------    ----------    -----------
        Total reinsurance novated                                       $     (26)     $      -      $       -
                                                                        ===========    ==========    ===========
    Capital contributions:
      Carrying value of assets (includes cash and invested cash)        $       -      $     10      $       -
      Carrying value of liabilities                                             -             -              -
                                                                        -----------    ----------    -----------
        Total capital contributions                                     $       -      $     10      $       -
                                                                        ===========    ==========    ===========

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Assets with affiliates:
    Corporate bonds(1)                                                                 $     100     $     100
    Ceded reinsurance contracts(2)                                                         2,887         3,318
    Ceded reinsurance contracts(3)                                                             9           340
    Cash management agreement investment(4)                                                  748           394
    Service agreement receivable(4)                                                           15             1

Liabilities with affiliates:
    Assumed reinsurance contracts(5)                                                         438           432
    Assumed reinsurance contracts(3)                                                         183           181
    Ceded reinsurance contracts(6)                                                         4,252         3,668
    Inter-company short-term debt(7)                                                          28            10
    Inter-company long-term debt(8)                                                        1,679         2,179

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Revenues with affiliates:
    Premiums received on assumed (paid on ceded) reinsurance contracts(9)              $    (188)    $    (335)     $    (268)
    Fees for management of general account(10)                                               (92)            -              -

Benefits and expenses with affiliates:
    Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)                    (433)       (1,181)          (638)
    Service agreement payments(12)                                                           114            75             58
    Interest expense on inter-company debt(13)                                               109           107             98


(1) Reported in fixed maturity AFS securities on our Consolidated Balance
    Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.
(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(4)  Reported in other assets on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.
(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
(7)  Reported in short-term debt on our Consolidated Balance Sheets.
(8)  Reported in long-term debt on our Consolidated Balance Sheets.
(9) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(10) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(11) Reported in benefits on our Consolidated Statements of Comprehensive Income
     (Loss).
(12) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $76 million and $71 million as of December 31, 2012 and 2011, respectively. The letters of credit are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25. SUBSEQUENT EVENTS

On March 25, 2013, LNL paid a cash dividend in the amount of $150 million to LNC.

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                  CONTRACT                   CONTRACT     GUARANTEE
                                                                 PURCHASES                 REDEMPTIONS     CHARGES
                                                                  DUE FROM                   DUE TO      PAYABLE TO
                                                                THE LINCOLN                THE LINCOLN   THE LINCOLN
                                                               NATIONAL LIFE              NATIONAL LIFE NATIONAL LIFE
                                                                 INSURANCE                  INSURANCE     INSURANCE
SUBACCOUNT                                         INVESTMENTS    COMPANY    TOTAL ASSETS    COMPANY       COMPANY     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A              $ 1,303,997 $       3,755 $  1,307,752 $          -- $          15 $ 1,307,737
ABVPSF Growth and Income Class A                     2,444,657           569    2,445,226            --            19   2,445,207
ABVPSF International Value Class A                   1,448,418           795    1,449,213            --             5   1,449,208
ABVPSF Large Cap Growth Class A                        243,950            --      243,950            --             5     243,945
ABVPSF Small/Mid Cap Value Class A                  15,764,100            --   15,764,100        41,301           102  15,722,697
American Century VP Income & Growth Class I          3,578,052            46    3,578,098            --            93   3,578,005
American Century VP Inflation Protection Class II   22,796,105            --   22,796,105       160,169           198  22,635,738
American Century VP International Class I            2,446,006           938    2,446,944            --            36   2,446,908
American Funds Global Growth Class 2                10,933,568            --   10,933,568        44,964           197  10,888,407
American Funds Global Small Capitalization Class 2   8,325,190            --    8,325,190         1,871            45   8,323,274
American Funds Growth Class 2                       42,486,074            --   42,486,074        61,680           390  42,424,004
American Funds Growth-Income Class 2                 9,988,579           381    9,988,960            --           163   9,988,797
American Funds High-Income Bond Class 2              9,804,630        12,351    9,816,981            --           146   9,816,835
American Funds International Class 2                59,722,506            --   59,722,506       102,843           598  59,619,065
American Funds U.S. Government/AAA-Rated
 Securities Class 2                                 14,357,264            --   14,357,264         1,077           153  14,356,034
BlackRock Global Allocation V.I. Class I             2,499,070         7,052    2,506,122            --             2   2,506,120
Delaware VIP Diversified Income Standard Class      41,162,077        18,306   41,180,383            --           146  41,180,237
Delaware VIP Emerging Markets Standard Class        29,215,888            --   29,215,888        66,933           200  29,148,755
Delaware VIP High Yield Standard Class              23,607,626            --   23,607,626           151           294  23,607,181
Delaware VIP Limited-Term Diversified Income
 Standard Class                                     12,560,864         3,751   12,564,615            --            58  12,564,557
Delaware VIP REIT Standard Class                    20,087,200            --   20,087,200        19,615           179  20,067,406
Delaware VIP Small Cap Value Standard Class         30,799,222            --   30,799,222       143,615           262  30,655,345
Delaware VIP Smid Cap Growth Standard Class          9,121,719        12,251    9,133,970            --            83   9,133,887
Delaware VIP U.S. Growth Standard Class              4,328,667            20    4,328,687            --            19   4,328,668
Delaware VIP Value Standard Class                   34,177,239            --   34,177,239       275,299           191  33,901,749
DWS Alternative Asset Allocation VIP Class A           610,148         6,040      616,188            --             -     616,188
DWS Equity 500 Index VIP Class A                   148,724,118         2,290  148,726,408            --         3,712 148,722,696
DWS Small Cap Index VIP Class A                     97,140,781           739   97,141,520            --         2,647  97,138,873
Fidelity VIP Asset Manager Service Class             3,836,711           712    3,837,423            --           110   3,837,313
Fidelity VIP Contrafund Service Class               43,168,126            --   43,168,126       112,721           414  43,054,991
Fidelity VIP Equity-Income Service Class             9,850,697            --    9,850,697        28,282           229   9,822,186
Fidelity VIP Growth Service Class                    8,184,765        15,407    8,200,172            --           145   8,200,027
Fidelity VIP Mid Cap Service Class                  23,186,007            --   23,186,007       100,588           236  23,085,183
Fidelity VIP Overseas Service Class                  7,050,881        33,565    7,084,446            --           120   7,084,326
FTVIPT Franklin Income Securities Class 1           10,388,583         3,609   10,392,192            --            44  10,392,148
FTVIPT Franklin Small-Mid Cap Growth
 Securities Class 1                                  2,145,009        11,693    2,156,702            --            14   2,156,688
FTVIPT Franklin Small-Mid Cap Growth
 Securities Class 2                                    488,563            --      488,563            --             8     488,555
FTVIPT Franklin U.S. Government Class 1              5,832,637     2,174,686    8,007,323            --             5   8,007,318
FTVIPT Mutual Shares Securities Class 1             10,686,721         3,414   10,690,135            --            23  10,690,112
FTVIPT Templeton Foreign Securities Class 2            417,049            --      417,049            --             7     417,042
FTVIPT Templeton Global Bond Securities Class 1      8,653,691            --    8,653,691         1,291           103   8,652,297
FTVIPT Templeton Growth Securities Class 1           1,911,751           271    1,912,022            --            35   1,911,987
FTVIPT Templeton Growth Securities Class 2              32,098            --       32,098            --             1      32,097
Goldman Sachs VIT Mid Cap Value Service Class        1,378,267           281    1,378,548            --            --   1,378,548
Invesco V.I. Growth and Income Series I                183,593            --      183,593            --            --     183,593
Janus Aspen Series Balanced Institutional Class      2,496,726            --    2,496,726            --            41   2,496,685
Janus Aspen Series Balanced Service Class            3,423,583            --    3,423,583            --            81   3,423,502
Janus Aspen Series Enterprise Institutional Class    3,984,517            --    3,984,517            --            64   3,984,453

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

DECEMBER 31, 2012

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                                   CONTRACT                   CONTRACT     GUARANTEE
                                                                  PURCHASES                 REDEMPTIONS     CHARGES
                                                                   DUE FROM                   DUE TO      PAYABLE TO
                                                                 THE LINCOLN                THE LINCOLN   THE LINCOLN
                                                                NATIONAL LIFE              NATIONAL LIFE NATIONAL LIFE
                                                                  INSURANCE                  INSURANCE     INSURANCE
SUBACCOUNT                                          INVESTMENTS    COMPANY    TOTAL ASSETS    COMPANY       COMPANY     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Enterprise Service Class        $  3,052,316 $          -- $  3,052,316 $          -- $          78 $  3,052,238
Janus Aspen Series Flexible Bond
 Institutional Class                                 67,200,862            --   67,200,862            --         1,103   67,199,759
Janus Aspen Series Flexible Bond Service Class       14,777,767           979   14,778,746            --           378   14,778,368
Janus Aspen Series Global Technology Service Class      223,760            --      223,760            --             4      223,756
Janus Aspen Series Worldwide Institutional Class        565,240            --      565,240            --             9      565,231
Janus Aspen Series Worldwide Service Class              394,428            --      394,428            --             6      394,422
LVIP Baron Growth Opportunities Standard Class        3,042,211           362    3,042,573            --             2    3,042,571
LVIP Baron Growth Opportunities Service Class        24,496,303            --   24,496,303       150,611           218   24,345,474
LVIP BlackRock Emerging Markets Index RPM
 Standard Class                                           4,134            --        4,134            --            --        4,134
LVIP BlackRock Equity Dividend RPM Standard Class     2,746,634            --    2,746,634        53,513            31    2,693,090
LVIP BlackRock Inflation Protected Bond
 Standard Class                                       4,920,360         2,930    4,923,290            --            --    4,923,290
LVIP Capital Growth Standard Class                      148,152            --      148,152            --            --      148,152
LVIP Clarion Global Real Estate Standard Class        5,946,372         3,934    5,950,306            --            62    5,950,244
LVIP Columbia Small-Mid Cap Growth RPM
 Standard Class                                       1,961,278         1,574    1,962,852            --             1    1,962,851
LVIP Delaware Bond Standard Class                   142,499,858            --  142,499,858       380,245         2,289  142,117,324
LVIP Delaware Diversified Floating Rate
 Standard Class                                         615,354           109      615,463            --            --      615,463
LVIP Delaware Foundation Aggressive Allocation
 Standard Class                                         622,807            --      622,807            24            10      622,773
LVIP Delaware Growth and Income Standard Class        7,597,851            --    7,597,851        62,669            45    7,535,137
LVIP Delaware Social Awareness Standard Class         1,420,215           117    1,420,332            --            14    1,420,318
LVIP Delaware Special Opportunities Standard Class   11,281,199            --   11,281,199       127,784            43   11,153,372
LVIP Dimensional Non-U.S. Equity Standard Class          15,463            --       15,463            --            --       15,463
LVIP Dimensional U.S. Equity Standard Class              38,065            --       38,065            --            --       38,065
LVIP Dimensional/Vanguard Total Bond
 Standard Class                                       1,040,307         3,588    1,043,895            --            --    1,043,895
LVIP Global Income Standard Class                     7,089,700            --    7,089,700       245,661            --    6,844,039
LVIP JPMorgan High Yield Standard Class               5,737,156         7,801    5,744,957            --            --    5,744,957
LVIP JPMorgan Mid Cap Value RPM Standard Class          276,389            --      276,389        28,568            --      247,821
LVIP MFS International Growth Standard Class          3,706,417            --    3,706,417        36,777            10    3,669,630
LVIP MFS Value Standard Class                        17,977,160            --   17,977,160       106,286            61   17,870,813
LVIP Mid-Cap Value Standard Class                     1,533,943           650    1,534,593            --             1    1,534,592
LVIP Mondrian International Value Standard Class     17,701,906            --   17,701,906        16,115           136   17,685,655
LVIP Money Market Standard Class                    103,938,958     1,927,065  105,866,023            --           810  105,865,213
LVIP Protected Profile 2010 Standard Class            3,546,683        31,633    3,578,316            --            20    3,578,296
LVIP Protected Profile 2020 Standard Class           11,497,444       391,513   11,888,957            --             8   11,888,949
LVIP Protected Profile 2030 Standard Class            7,142,404     1,637,988    8,780,392            --            16    8,780,376
LVIP Protected Profile 2040 Standard Class            7,478,975       228,293    7,707,268            --             1    7,707,267
LVIP Protected Profile 2050 Standard Class            1,005,519            --    1,005,519        11,300            --      994,219
LVIP Protected Profile Conservative Standard Class    4,991,747            --    4,991,747        13,060            12    4,978,675
LVIP Protected Profile Growth Standard Class          9,492,052         8,211    9,500,263            --            16    9,500,247
LVIP Protected Profile Moderate Standard Class       10,406,699            --   10,406,699        75,632           115   10,330,952
LVIP SSgA Bond Index Standard Class                  16,480,702        47,927   16,528,629            --           131   16,528,498
LVIP SSgA Conservative Index Allocation
 Standard Class                                          18,587           104       18,691            --            --       18,691

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

DECEMBER 31, 2012

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                  CONTRACT                   CONTRACT     GUARANTEE
                                                                 PURCHASES                 REDEMPTIONS     CHARGES
                                                                  DUE FROM                   DUE TO      PAYABLE TO
                                                                THE LINCOLN                THE LINCOLN   THE LINCOLN
                                                               NATIONAL LIFE              NATIONAL LIFE NATIONAL LIFE
                                                                 INSURANCE                  INSURANCE     INSURANCE
SUBACCOUNT                                         INVESTMENTS    COMPANY    TOTAL ASSETS    COMPANY       COMPANY     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Conservative Structured Allocation
 Standard Class                                    $    77,842 $          -- $     77,842 $          -- $           2 $    77,840
LVIP SSgA Developed International 150
 Standard Class                                        196,745            --      196,745        20,022             1     176,722
LVIP SSgA Emerging Markets 100 Standard Class        2,240,880           741    2,241,621            --             4   2,241,617
LVIP SSgA Global Tactical Allocation RPM
 Standard Class                                      2,197,380         2,146    2,199,526            --            18   2,199,508
LVIP SSgA International Index Standard Class         8,361,455            --    8,361,455        46,670             4   8,314,781
LVIP SSgA Large Cap 100 Standard Class                 191,149           549      191,698            --            --     191,698
LVIP SSgA Moderate Index Allocation Standard Class      73,865           238       74,103            --            --      74,103
LVIP SSgA Moderate Structured Allocation
 Standard Class                                         25,486           237       25,723            --            --      25,723
LVIP SSgA Moderately Aggressive Index
 Allocation Standard Class                              47,585            19       47,604            --            --      47,604
LVIP SSgA Moderately Aggressive Structured
 Allocation Standard Class                              17,175            --       17,175            --            --      17,175
LVIP SSgA S&P 500 Index Standard Class              67,038,498            --   67,038,498       248,358           592  66,789,548
LVIP SSgA Small-Cap Index Standard Class            12,044,649            --   12,044,649        15,138           139  12,029,372
LVIP SSgA Small-Mid Cap 200 Standard Class           1,970,025         1,179    1,971,204            --             6   1,971,198
LVIP T. Rowe Price Growth Stock Standard Class       3,202,855            --    3,202,855         1,186            17   3,201,652
LVIP T. Rowe Price Structured Mid-Cap Growth
 Standard Class                                      9,678,212            --    9,678,212       102,909            48   9,575,255
LVIP Templeton Growth RPM Standard Class             2,454,741            --    2,454,741         5,152            38   2,449,551
LVIP UBS Large Cap Growth RPM Standard Class         1,913,918           808    1,914,726            --            29   1,914,697
LVIP Vanguard Domestic Equity ETF Standard Class       299,786       186,189      485,975            --            --     485,975
LVIP Vanguard International Equity ETF
 Standard Class                                        303,649           119      303,768            --            --     303,768
M Business Opportunity Value                         1,077,900            --    1,077,900            --            33   1,077,867
M Capital Appreciation                               1,247,330           214    1,247,544            --            33   1,247,511
M International Equity                               1,550,621            --    1,550,621            --            45   1,550,576
M Large Cap Growth                                     709,629           261      709,890            --            15     709,875
MFS VIT Core Equity Initial Class                    1,125,337            --    1,125,337            --            32   1,125,305
MFS VIT Growth Initial Class                        26,638,452            --   26,638,452       371,214            60  26,267,178
MFS VIT Research Initial Class                         109,658            --      109,658            --             2     109,656
MFS VIT Total Return Initial Class                  12,399,759         1,258   12,401,017            --            96  12,400,921
MFS VIT Utilities Initial Class                     12,253,306        12,231   12,265,537            --           238  12,265,299
NB AMT Large Cap Value I Class                         431,695            --      431,695            --             7     431,688
NB AMT Mid Cap Growth I Class                        7,763,284            --    7,763,284        50,511           136   7,712,637
NB AMT Mid Cap Intrinsic Value I Class               4,149,032            --    4,149,032        13,487            50   4,135,495
Oppenheimer Main Street Fund/VA Class A                372,242            --      372,242            --             6     372,236
PIMCO VIT CommodityRealReturn Strategy
 Administrative Class                                6,395,012        10,452    6,405,464            --             2   6,405,462
T. Rowe Price Equity Income                          3,879,841            --    3,879,841            10            --   3,879,831

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

                                                    DIVIDENDS    MORTALITY AND
                                                       FROM         EXPENSE           NET
                                                    INVESTMENT     GUARANTEE       INVESTMENT
SUBACCOUNT                                            INCOME        CHARGES      INCOME (LOSS)
----------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A               $       --   $      (1,729)  $      (1,729)
ABVPSF Growth and Income Class A                        38,210          (2,459)         35,751
ABVPSF International Value Class A                      21,749            (699)         21,050
ABVPSF Large Cap Growth Class A                            643            (547)             96
ABVPSF Small/Mid Cap Value Class A                      89,495         (15,674)         73,821
American Century VP Income & Growth Class I            110,909         (17,258)         93,651
American Century VP Inflation Protection Class II      518,963         (23,730)        495,233
American Century VP International Class I               24,609          (5,524)         19,085
American Funds Bond Class 2                                 11              (2)              9
American Funds Global Growth Class 2                    92,626         (23,541)         69,085
American Funds Global Small Capitalization Class 2     107,642          (6,943)        100,699
American Funds Growth Class 2                          321,380         (45,416)        275,964
American Funds Growth-Income Class 2                   152,589         (20,502)        132,087
American Funds High-Income Bond Class 2                664,324         (16,022)        648,302
American Funds International Class 2                   835,230         (70,938)        764,292
American Funds U.S. Government/AAA-Rated
 Securities Class 2                                    165,132         (28,210)        136,922
BlackRock Global Allocation V.I. Class I                37,653          (2,537)         35,116
Delaware VIP Diversified Income Standard Class       1,094,181         (16,563)      1,077,618
Delaware VIP Emerging Markets Standard Class           221,447         (20,551)        200,896
Delaware VIP High Yield Standard Class               1,710,912         (33,331)      1,677,581
Delaware VIP International Value Equity
 Standard Class                                             63              (2)             61
Delaware VIP Limited-Term Diversified Income
 Standard Class                                        193,142          (6,414)        186,728
Delaware VIP REIT Standard Class                       226,644         (21,060)        205,584
Delaware VIP Small Cap Value Standard Class            152,105         (30,221)        121,884
Delaware VIP Smid Cap Growth Standard Class             15,730          (7,915)          7,815
Delaware VIP U.S. Growth Standard Class                     --          (2,944)         (2,944)
Delaware VIP Value Standard Class                      460,943         (16,622)        444,321
DWS Alternative Asset Allocation VIP Class A            18,769              --          18,769
DWS Equity 500 Index VIP Class A                     2,509,977        (456,144)      2,053,833
DWS Small Cap Index VIP Class A                        855,358        (319,340)        536,018
Fidelity VIP Asset Manager Service Class                49,635         (12,586)         37,049
Fidelity VIP Contrafund Service Class                  537,400         (48,129)        489,271
Fidelity VIP Equity-Income Service Class               290,615         (27,665)        262,950
Fidelity VIP Growth Service Class                       40,757         (18,003)         22,754
Fidelity VIP High Income Service Class                       3              (6)             (3)
Fidelity VIP Mid Cap Service Class                     119,314         (32,636)         86,678
Fidelity VIP Overseas Service Class                    126,461         (13,817)        112,644
FTVIPT Franklin Income Securities Class 1              648,167          (5,159)        643,008
FTVIPT Franklin Small-Mid Cap Growth
 Securities Class 1                                         --          (1,828)         (1,828)
FTVIPT Franklin Small-Mid Cap Growth
 Securities Class 2                                         --            (602)           (602)
FTVIPT Franklin U.S. Government Class 1                134,751            (649)        134,102
FTVIPT Mutual Shares Securities Class 1                233,495          (3,055)        230,440
FTVIPT Templeton Foreign Securities Class 2              5,203            (523)          4,680
FTVIPT Templeton Global Bond Securities Class 1        467,712         (10,604)        457,108
FTVIPT Templeton Growth Securities Class 1              39,297          (3,972)         35,325
FTVIPT Templeton Growth Securities Class 2                 137             (31)            106
Goldman Sachs VIT Mid Cap Value Service Class           12,656              --          12,656
Invesco V.I. Growth and Income Series I                  1,837              --           1,837
Janus Aspen Series Balanced Institutional Class         58,590          (3,777)         54,813
Janus Aspen Series Balanced Service Class               91,459         (10,088)         81,371
Janus Aspen Series Enterprise Institutional Class           --          (6,827)         (6,827)
Janus Aspen Series Enterprise Service Class                 --          (9,426)         (9,426)
Janus Aspen Series Flexible Bond
 Institutional Class                                 2,245,911        (128,559)      2,117,352
Janus Aspen Series Flexible Bond Service Class         224,548         (19,557)        204,991
Janus Aspen Series Global Technology Service Class          --            (225)           (225)
Janus Aspen Series Worldwide Institutional Class         3,560            (620)          2,940
Janus Aspen Series Worldwide Service Class               2,888          (1,433)          1,455

See accompanying notes.


                                                                      DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                        FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)       GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A               $      (36,562) $         --  $      (36,562) $       175,195  $       136,904
ABVPSF Growth and Income Class A                           496,954            --         496,954          367,985          900,690
ABVPSF International Value Class A                         (50,072)           --         (50,072)         192,553          163,531
ABVPSF Large Cap Growth Class A                              1,040            --           1,040           23,089           24,225
ABVPSF Small/Mid Cap Value Class A                         464,918       521,573         986,491        1,560,805        2,621,117
American Century VP Income & Growth Class I                486,403            --         486,403          250,897          830,951
American Century VP Inflation Protection Class II          279,313       440,405         719,718          150,080        1,365,031
American Century VP International Class I                   43,537            --          43,537          404,027          466,649
American Funds Bond Class 2                                     28            --              28               50               87
American Funds Global Growth Class 2                       253,999            --         253,999        1,575,393        1,898,477
American Funds Global Small Capitalization Class 2         (64,764)           --         (64,764)       1,287,332        1,323,267
American Funds Growth Class 2                            1,947,048            --       1,947,048        4,521,057        6,744,069
American Funds Growth-Income Class 2                       207,968            --         207,968        1,044,690        1,384,745
American Funds High-Income Bond Class 2                     50,929            --          50,929          408,867        1,108,098
American Funds International Class 2                      (688,985)           --        (688,985)       8,445,165        8,520,472
American Funds U.S. Government/AAA-Rated
 Securities Class 2                                        123,337       563,491         686,828         (507,580)         316,170
BlackRock Global Allocation V.I. Class I                    42,980         7,340          50,320          234,384          319,820
Delaware VIP Diversified Income Standard Class             158,196     1,069,798       1,227,994          164,418        2,470,030
Delaware VIP Emerging Markets Standard Class               (79,056)           --         (79,056)       3,179,936        3,301,776
Delaware VIP High Yield Standard Class                      56,757            --          56,757        1,491,811        3,226,149
Delaware VIP International Value Equity
 Standard Class                                                (17)           --             (17)             (30)              14
Delaware VIP Limited-Term Diversified Income
 Standard Class                                             13,963        92,483         106,446           10,099          303,273
Delaware VIP REIT Standard Class                           416,211            --         416,211        1,729,999        2,351,794
Delaware VIP Small Cap Value Standard Class                578,442     1,795,624       2,374,066          873,308        3,369,258
Delaware VIP Smid Cap Growth Standard Class                 61,223       355,496         416,719          276,288          700,822
Delaware VIP U.S. Growth Standard Class                     93,103            --          93,103          285,340          375,499
Delaware VIP Value Standard Class                          330,033            --         330,033        2,024,044        2,798,398
DWS Alternative Asset Allocation VIP Class A                 1,869         4,419           6,288           17,808           42,865
DWS Equity 500 Index VIP Class A                         5,463,415            --       5,463,415       12,679,609       20,196,857
DWS Small Cap Index VIP Class A                          2,284,130        22,689       2,306,819       10,526,005       13,368,842
Fidelity VIP Asset Manager Service Class                    39,453        25,847          65,300          282,147          384,496
Fidelity VIP Contrafund Service Class                      907,831            --         907,831        4,587,837        5,984,939
Fidelity VIP Equity-Income Service Class                    83,434       602,197         685,631          523,694        1,472,275
Fidelity VIP Growth Service Class                          397,695            --         397,695          608,907        1,029,356
Fidelity VIP High Income Service Class                         155            --             155              185              337
Fidelity VIP Mid Cap Service Class                         917,414     1,831,051       2,748,465          324,916        3,160,059
Fidelity VIP Overseas Service Class                        (90,796)       23,032         (67,764)       1,156,705        1,201,585
FTVIPT Franklin Income Securities Class 1                  (19,838)           --         (19,838)         466,328        1,089,498
FTVIPT Franklin Small-Mid Cap Growth
 Securities Class 1                                         38,045       136,645         174,690           26,219          199,081
FTVIPT Franklin Small-Mid Cap Growth
 Securities Class 2                                          9,202        10,166          19,368           13,164           31,930
FTVIPT Franklin U.S. Government Class 1                     42,874            --          42,874          (80,065)          96,911
FTVIPT Mutual Shares Securities Class 1                    129,713            --         129,713        1,022,216        1,382,369
FTVIPT Templeton Foreign Securities Class 2                    769            --             769           45,261           50,710
FTVIPT Templeton Global Bond Securities Class 1            113,914        11,382         125,296          475,120        1,057,524
FTVIPT Templeton Growth Securities Class 1                      36            --              36          299,228          334,589
FTVIPT Templeton Growth Securities Class 2                     213            --             213            2,617            2,936
Goldman Sachs VIT Mid Cap Value Service Class               28,744            --          28,744          101,633          143,033
Invesco V.I. Growth and Income Series I                      2,440            --           2,440            5,094            9,371
Janus Aspen Series Balanced Institutional Class                320       122,858         123,178           27,439          205,430
Janus Aspen Series Balanced Service Class                   41,168       259,936         301,104           45,129          427,604
Janus Aspen Series Enterprise Institutional Class           68,152            --          68,152          484,078          545,403
Janus Aspen Series Enterprise Service Class                177,917            --         177,917          284,032          452,523
Janus Aspen Series Flexible Bond
 Institutional Class                                           569     1,195,851       1,196,420        1,653,626        4,967,398
Janus Aspen Series Flexible Bond Service Class             124,604       131,419         256,023          121,741          582,755
Janus Aspen Series Global Technology Service Class           3,064            --           3,064           10,753           13,592
Janus Aspen Series Worldwide Institutional Class               209            --             209           58,484           61,633
Janus Aspen Series Worldwide Service Class                  31,372            --          31,372           29,048           61,875

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEAR ENDED DECEMBER 31, 2012

                                                    DIVIDENDS   MORTALITY AND
                                                       FROM        EXPENSE          NET
                                                    INVESTMENT    GUARANTEE      INVESTMENT
SUBACCOUNT                                            INCOME       CHARGES     INCOME (LOSS)
--------------------------------------------------------------------------------------------
LVIP Baron Growth Opportunities Standard Class      $   40,785  $        (237) $      40,548
LVIP Baron Growth Opportunities Service Class          224,128        (26,233)       197,895
LVIP BlackRock Emerging Markets Index RPM
 Standard Class                                             54             --             54
LVIP BlackRock Equity Dividend RPM Standard Class       17,852         (3,164)        14,688
LVIP BlackRock Inflation Protected Bond
 Standard Class                                             --             --             --
LVIP Capital Growth Standard Class                          --            (18)           (18)
LVIP Clarion Global Real Estate Standard Class              --         (7,309)        (7,309)
LVIP Columbia Small-Mid Cap Growth RPM
 Standard Class                                             --           (118)          (118)
LVIP Delaware Bond Standard Class                    2,857,153       (270,596)     2,586,557
LVIP Delaware Diversified Floating Rate
 Standard Class                                          8,871             --          8,871
LVIP Delaware Foundation Aggressive Allocation
 Standard Class                                         10,813         (1,841)         8,972
LVIP Delaware Growth and Income Standard Class          16,196         (4,804)        11,392
LVIP Delaware Social Awareness Standard Class           11,290         (1,336)         9,954
LVIP Delaware Special Opportunities Standard Class      47,117         (4,951)        42,166
LVIP Dimensional Non-U.S. Equity Standard Class            347             --            347
LVIP Dimensional U.S. Equity Standard Class                411             --            411
LVIP Dimensional/Vanguard Total Bond
 Standard Class                                         16,880             --         16,880
LVIP Global Income Standard Class                       43,575             --         43,575
LVIP JPMorgan High Yield Standard Class                249,642             --        249,642
LVIP JPMorgan Mid Cap Value RPM Standard Class              --            (18)           (18)
LVIP MFS International Growth Standard Class            27,185         (1,038)        26,147
LVIP MFS Value Standard Class                          211,842         (7,316)       204,526
LVIP Mid-Cap Value Standard Class                        4,978            (97)         4,881
LVIP Mondrian International Value Standard Class       502,308        (15,975)       486,333
LVIP Money Market Standard Class                        26,730       (123,752)       (97,022)
LVIP Protected Profile 2010 Standard Class              75,893         (2,224)        73,669
LVIP Protected Profile 2020 Standard Class             190,624           (742)       189,882
LVIP Protected Profile 2030 Standard Class              45,894         (2,370)        43,524
LVIP Protected Profile 2040 Standard Class              23,213           (213)        23,000
LVIP Protected Profile 2050 Standard Class                 121             --            121
LVIP Protected Profile Conservative Standard Class     196,483         (1,317)       195,166
LVIP Protected Profile Growth Standard Class           238,458         (2,081)       236,377
LVIP Protected Profile Moderate Standard Class         323,755        (13,847)       309,908
LVIP SSgA Bond Index Standard Class                    386,582        (15,113)       371,469
LVIP SSgA Conservative Index Allocation
 Standard Class                                            475             --            475
LVIP SSgA Conservative Structured Allocation
 Standard Class                                          2,961           (130)         2,831
LVIP SSgA Developed International 150
 Standard Class                                          4,787            (63)         4,724
LVIP SSgA Emerging Markets 100 Standard Class           54,855           (374)        54,481
LVIP SSgA Global Tactical Allocation RPM
 Standard Class                                         73,794         (2,250)        71,544
LVIP SSgA International Index Standard Class            87,485           (465)        87,020
LVIP SSgA Large Cap 100 Standard Class                   2,804            (11)         2,793
LVIP SSgA Moderate Index Allocation Standard Class       1,625             --          1,625
LVIP SSgA Moderate Structured Allocation
 Standard Class                                            931             --            931
LVIP SSgA Moderately Aggressive Index Allocation
 Standard Class                                          1,023             --          1,023
LVIP SSgA Moderately Aggressive Structured
 Allocation Standard Class                                 745             --            745
LVIP SSgA S&P 500 Index Standard Class                 584,358        (61,232)       523,126
LVIP SSgA Small-Cap Index Standard Class                76,246        (16,919)        59,327
LVIP SSgA Small-Mid Cap 200 Standard Class              43,643           (878)        42,765
LVIP T. Rowe Price Growth Stock Standard Class              --         (2,206)        (2,206)
LVIP T. Rowe Price Structured Mid-Cap Growth
 Standard Class                                             --         (5,433)        (5,433)
LVIP Templeton Growth RPM Standard Class                30,120         (4,605)        25,515
LVIP UBS Large Cap Growth RPM Standard Class                --         (7,210)        (7,210)
LVIP Vanguard Domestic Equity ETF Standard Class        21,290             --         21,290
LVIP Vanguard International Equity ETF
 Standard Class                                          8,250             --          8,250
M Business Opportunity Value                             8,868         (2,500)         6,368
M Capital Appreciation                                   3,875         (3,651)           224
M International Equity                                  30,727         (4,799)        25,928

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEAR ENDED DECEMBER 31, 2012

                                                                      DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                        FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)       GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
LVIP Baron Growth Opportunities Standard Class      $       61,366  $    140,127  $      201,493  $       204,509  $       446,550
LVIP Baron Growth Opportunities Service Class              717,837       932,203       1,650,040        1,177,942        3,025,877
LVIP BlackRock Emerging Markets Index RPM
 Standard Class                                                 (7)           --              (7)             103              150
LVIP BlackRock Equity Dividend RPM Standard Class           53,118            --          53,118          271,358          339,164
LVIP BlackRock Inflation Protected Bond
 Standard Class                                             31,672        99,275         130,947          127,752          258,699
LVIP Capital Growth Standard Class                          (1,170)           --          (1,170)          22,991           21,803
LVIP Clarion Global Real Estate Standard Class             122,670            --         122,670          917,047        1,032,408
LVIP Columbia Small-Mid Cap Growth RPM
 Standard Class                                            114,200            --         114,200           18,473          132,555
LVIP Delaware Bond Standard Class                        1,547,707     3,036,150       4,583,857          598,819        7,769,233
LVIP Delaware Diversified Floating Rate
 Standard Class                                                831            --             831           13,769           23,471
LVIP Delaware Foundation Aggressive Allocation
 Standard Class                                             41,832            --          41,832           55,314          106,118
LVIP Delaware Growth and Income Standard Class              13,445         1,331          14,776           88,982          115,150
LVIP Delaware Social Awareness Standard Class               40,628       101,146         141,774           14,557          166,285
LVIP Delaware Special Opportunities Standard Class          32,907       653,279         686,186          152,326          880,678
LVIP Dimensional Non-U.S. Equity Standard Class                (12)           30              18            2,040            2,405
LVIP Dimensional U.S. Equity Standard Class                    400             7             407            3,057            3,875
LVIP Dimensional/Vanguard Total Bond
 Standard Class                                              2,627         1,884           4,511            9,621           31,012
LVIP Global Income Standard Class                           (4,945)        4,104            (841)         102,073          144,807
LVIP JPMorgan High Yield Standard Class                     24,898            --          24,898          426,721          701,261
LVIP JPMorgan Mid Cap Value RPM Standard Class               9,198            --           9,198           21,107           30,287
LVIP MFS International Growth Standard Class                46,755            --          46,755          488,248          561,150
LVIP MFS Value Standard Class                              821,041            --         821,041        1,644,926        2,670,493
LVIP Mid-Cap Value Standard Class                           64,947            --          64,947          236,190          306,018
LVIP Mondrian International Value Standard Class          (246,299)           --        (246,299)       1,405,300        1,645,334
LVIP Money Market Standard Class                                 2           471             473               (2)         (96,551)
LVIP Protected Profile 2010 Standard Class                  31,937            --          31,937          158,298          263,904
LVIP Protected Profile 2020 Standard Class                 128,462            --         128,462          317,041          635,385
LVIP Protected Profile 2030 Standard Class                  30,291            --          30,291          127,481          201,296
LVIP Protected Profile 2040 Standard Class                   6,940            --           6,940           83,148          113,088
LVIP Protected Profile 2050 Standard Class                      13            --              13            9,025            9,159
LVIP Protected Profile Conservative Standard Class          35,259        23,758          59,017          172,366          426,549
LVIP Protected Profile Growth Standard Class                32,706            --          32,706          489,588          758,671
LVIP Protected Profile Moderate Standard Class              61,839            --          61,839          464,828          836,575
LVIP SSgA Bond Index Standard Class                        247,039         1,814         248,853          (24,144)         596,178
LVIP SSgA Conservative Index Allocation
 Standard Class                                                 50             5              55              705            1,235
LVIP SSgA Conservative Structured Allocation
 Standard Class                                                 21           148             169              682            3,682
LVIP SSgA Developed International 150
 Standard Class                                             (2,750)           --          (2,750)          18,393           20,367
LVIP SSgA Emerging Markets 100 Standard Class              (17,874)      190,258         172,384           10,450          237,315
LVIP SSgA Global Tactical Allocation RPM
 Standard Class                                             19,460            --          19,460          117,297          208,301
LVIP SSgA International Index Standard Class                79,650            --          79,650          442,068          608,738
LVIP SSgA Large Cap 100 Standard Class                       6,381            --           6,381            8,977           18,151
LVIP SSgA Moderate Index Allocation Standard Class             140            34             174            4,374            6,173
LVIP SSgA Moderate Structured Allocation
 Standard Class                                                 66            61             127            1,015            2,073
LVIP SSgA Moderately Aggressive Index Allocation
 Standard Class                                                 57            29              86            2,876            3,985
LVIP SSgA Moderately Aggressive Structured
 Allocation Standard Class                                      56            60             116              375            1,236
LVIP SSgA S&P 500 Index Standard Class                   1,576,108            --       1,576,108        4,217,550        6,316,784
LVIP SSgA Small-Cap Index Standard Class                   731,568            --         731,568          870,823        1,661,718
LVIP SSgA Small-Mid Cap 200 Standard Class                  82,554       126,476         209,030          (29,918)         221,877
LVIP T. Rowe Price Growth Stock Standard Class             299,195            --         299,195          188,254          485,243
LVIP T. Rowe Price Structured Mid-Cap Growth
 Standard Class                                            105,616       205,173         310,789          535,284          840,640
LVIP Templeton Growth RPM Standard Class                    42,718            --          42,718          242,053          310,286
LVIP UBS Large Cap Growth RPM Standard Class               803,756            --         803,756           83,749          880,295
LVIP Vanguard Domestic Equity ETF Standard Class             2,593            --           2,593            2,720           26,603
LVIP Vanguard International Equity ETF
 Standard Class                                                 65             1              66           15,118           23,434
M Business Opportunity Value                                 4,166            --           4,166           94,805          105,339
M Capital Appreciation                                       5,903        79,215          85,118          110,107          195,449
M International Equity                                     (29,831)           --         (29,831)         263,443          259,540

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEAR ENDED DECEMBER 31, 2012

                                                    DIVIDENDS   MORTALITY AND
                                                       FROM        EXPENSE          NET
                                                    INVESTMENT    GUARANTEE      INVESTMENT
SUBACCOUNT                                            INCOME       CHARGES     INCOME (LOSS)
--------------------------------------------------------------------------------------------
M Large Cap Growth                                  $      313  $      (1,103) $        (790)
MFS VIT Core Equity Initial Class                       19,382         (5,559)        13,823
MFS VIT Growth Initial Class                                --         (6,503)        (6,503)
MFS VIT Research Initial Class                             729           (182)           547
MFS VIT Total Return Initial Class                     285,626        (12,946)       272,680
MFS VIT Utilities Initial Class                        761,482        (27,138)       734,344
NB AMT Large Cap Value I Class                           1,850           (611)         1,239
NB AMT Mid Cap Growth I Class                               --        (19,780)       (19,780)
NB AMT Mid Cap Intrinsic Value I Class                  24,573         (6,138)        18,435
Oppenheimer Main Street Fund/VA Class A                  1,160           (467)           693
PIMCO VIT CommodityRealReturn Strategy
 Administrative Class                                  163,029           (764)       162,265
T. Rowe Price Equity Income                             56,957             --         56,957

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEAR ENDED DECEMBER 31, 2012

                                                                      DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                        FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)       GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
M Large Cap Growth                                  $       12,239  $         --  $       12,239  $        47,720  $        59,169
MFS VIT Core Equity Initial Class                          238,275            --         238,275           83,162          335,260
MFS VIT Growth Initial Class                               316,331            --         316,331        1,583,119        1,892,947
MFS VIT Research Initial Class                               1,797            --           1,797           10,250           12,594
MFS VIT Total Return Initial Class                         156,708            --         156,708          560,233          989,621
MFS VIT Utilities Initial Class                            123,653            --         123,653          539,028        1,397,025
NB AMT Large Cap Value I Class                               6,965            --           6,965           41,072           49,276
NB AMT Mid Cap Growth I Class                              711,629            --         711,629          360,690        1,052,539
NB AMT Mid Cap Intrinsic Value I Class                      49,148     1,057,982       1,107,130         (553,942)         571,623
Oppenheimer Main Street Fund/VA Class A                      9,066            --           9,066           20,235           29,994
PIMCO VIT CommodityRealReturn Strategy
 Administrative Class                                     (226,078)      210,741         (15,337)         100,644          247,572
T. Rowe Price Equity Income                                 46,405            --          46,405          261,931          365,293

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                             ABVPSF        ABVPSF                      ABVPSF
                                                                             GLOBAL        GROWTH        ABVPSF        LARGE
                                                                            THEMATIC        AND       INTERNATIONAL     CAP
                                                                             GROWTH        INCOME        VALUE         GROWTH
                                                                            CLASS A       CLASS A       CLASS A       CLASS A
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $  1,409,187  $  7,742,161  $  6,380,845  $    111,184
Changes From Operations:
 - Net investment income (loss)                                                  6,478       100,832        53,998            58
 - Net realized gain (loss) on investments                                      17,665       (22,043)      (27,066)        1,122
 - Net change in unrealized appreciation or depreciation on investments       (389,411)      399,920      (177,258)       (5,380)
                                                                          ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (365,268)      478,709      (150,326)       (4,200)
Changes From Unit Transactions:
 - Contract purchases                                                          138,059       339,297       384,896            --
 - Contract withdrawals                                                       (233,192)     (481,740)     (350,036)       (1,635)
 - Contract transfers                                                           32,828      (176,683)   (5,260,832)       28,147
                                                                          ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (62,305)     (319,126)   (5,225,972)       26,512
                                                                          ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (427,573)      159,583    (5,376,298)       22,312
                                                                          ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                                981,614     7,901,744     1,004,547       133,496
Changes From Operations:
 - Net investment income (loss)                                                 (1,729)       35,751        21,050            96
 - Net realized gain (loss) on investments                                     (36,562)      496,954       (50,072)        1,040
 - Net change in unrealized appreciation or depreciation on investments        175,195       367,985       192,553        23,089
                                                                          ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                136,904       900,690       163,531        24,225
Changes From Unit Transactions:
 - Contract purchases                                                           85,573       186,898       140,723            --
 - Contract withdrawals                                                        (39,066)     (167,803)      (56,540)       (2,810)
 - Contract transfers                                                          142,712    (6,376,322)      196,947        89,034
                                                                          ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         189,219    (6,357,227)      281,130        86,224
                                                                          ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        326,123    (5,456,537)      444,661       110,449
                                                                          ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                           $  1,307,737  $  2,445,207  $  1,449,208  $    243,945
                                                                          ============  ============  ============  ============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                                          AMERICAN      AMERICAN
                                                                             ABVPSF       CENTURY       CENTURY
                                                                           SMALL/MID         VP            VP
                                                                              CAP         INCOME &     INFLATION
                                                                             VALUE         GROWTH      PROTECTION
                                                                            CLASS A       CLASS I       CLASS II
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $ 12,350,888  $  4,415,204  $ 12,622,678
Changes From Operations:
 - Net investment income (loss)                                                 61,352        65,493       592,287
 - Net realized gain (loss) on investments                                     293,650        (1,648)      462,697
 - Net change in unrealized appreciation or depreciation on investments     (2,020,308)       39,921       605,782
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,665,306)      103,766     1,660,766
Changes From Unit Transactions:
 - Contract purchases                                                        2,903,943       102,630     1,638,380
 - Contract withdrawals                                                     (1,152,117)     (132,161)   (1,278,321)
 - Contract transfers                                                        2,166,441     1,135,431     2,574,962
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       3,918,267     1,105,900     2,935,021
                                                                          ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,252,961     1,209,666     4,595,787
                                                                          ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                             14,603,849     5,624,870    17,218,465
Changes From Operations:
 - Net investment income (loss)                                                 73,821        93,651       495,233
 - Net realized gain (loss) on investments                                     986,491       486,403       719,718
 - Net change in unrealized appreciation or depreciation on investments      1,560,805       250,897       150,080
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,621,117       830,951     1,365,031
Changes From Unit Transactions:
 - Contract purchases                                                        1,455,823        38,516     1,947,123
 - Contract withdrawals                                                     (1,941,694)     (856,407)     (684,675)
 - Contract transfers                                                       (1,016,398)   (2,059,925)    2,789,794
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (1,502,269)   (2,877,816)    4,052,242
                                                                          ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,118,848    (2,046,865)    5,417,273
                                                                          ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                           $ 15,722,697  $  3,578,005  $ 22,635,738
                                                                          ============  ============  ============

                                                                            AMERICAN                    AMERICAN
                                                                            CENTURY       AMERICAN       FUNDS
                                                                               VP          FUNDS         GLOBAL
                                                                          INTERNATIONAL     BOND         GROWTH
                                                                            CLASS I       CLASS 2       CLASS 2
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $  2,445,152  $      2,717  $ 10,442,333
Changes From Operations:
 - Net investment income (loss)                                                 29,580            64       104,550
 - Net realized gain (loss) on investments                                      16,736           (28)      105,563
 - Net change in unrealized appreciation or depreciation on investments       (403,045)          102    (1,193,508)
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (356,729)          138      (983,395)
Changes From Unit Transactions:
 - Contract purchases                                                           55,741            --       493,040
 - Contract withdrawals                                                       (314,518)         (431)     (693,570)
 - Contract transfers                                                          719,288            --      (484,036)
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         460,511          (431)     (684,566)
                                                                          ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        103,782          (293)   (1,667,961)
                                                                          ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                              2,548,934         2,424     8,774,372
Changes From Operations:
 - Net investment income (loss)                                                 19,085             9        69,085
 - Net realized gain (loss) on investments                                      43,537            28       253,999
 - Net change in unrealized appreciation or depreciation on investments        404,027            50     1,575,393
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                466,649            87     1,898,477
Changes From Unit Transactions:
 - Contract purchases                                                           41,971            --     1,531,611
 - Contract withdrawals                                                       (164,664)       (2,511)     (364,961)
 - Contract transfers                                                         (445,982)           --      (951,092)
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (568,675)       (2,511)      215,558
                                                                          ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (102,026)       (2,424)    2,114,035
                                                                          ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                           $  2,446,908  $         --  $ 10,888,407
                                                                          ============  ============  ============

                                                                            AMERICAN
                                                                             FUNDS                      AMERICAN
                                                                             GLOBAL       AMERICAN       FUNDS
                                                                             SMALL         FUNDS        GROWTH-
                                                                          CAPITALIZATION   GROWTH        INCOME
                                                                            CLASS 2       CLASS 2       CLASS 2
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $  9,478,304  $ 52,738,789  $ 10,803,734
Changes From Operations:
 - Net investment income (loss)                                                101,536       211,749       105,464
 - Net realized gain (loss) on investments                                      59,122     2,670,362       (24,177)
 - Net change in unrealized appreciation or depreciation on investments     (1,992,465)   (4,497,482)     (281,119)
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,831,807)   (1,615,371)     (199,832)
Changes From Unit Transactions:
 - Contract purchases                                                        1,631,540     4,718,958       658,727
 - Contract withdrawals                                                       (623,910)   (4,147,113)   (1,136,599)
 - Contract transfers                                                       (1,268,581)  (11,316,444)   (2,181,645)
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (260,951)  (10,744,599)   (2,659,517)
                                                                          ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (2,092,758)  (12,359,970)   (2,859,349)
                                                                          ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                              7,385,546    40,378,819     7,944,385
Changes From Operations:
 - Net investment income (loss)                                                100,699       275,964       132,087
 - Net realized gain (loss) on investments                                     (64,764)    1,947,048       207,968
 - Net change in unrealized appreciation or depreciation on investments      1,287,332     4,521,057     1,044,690
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,323,267     6,744,069     1,384,745
Changes From Unit Transactions:
 - Contract purchases                                                          812,878     3,257,985       629,544
 - Contract withdrawals                                                       (572,217)   (2,511,093)     (441,352)
 - Contract transfers                                                         (626,200)   (5,445,776)      471,475
                                                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (385,539)   (4,698,884)      659,667
                                                                          ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        937,728     2,045,185     2,044,412
                                                                          ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                           $  8,323,274  $ 42,424,004  $  9,988,797
                                                                          ============  ============  ============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                           AMERICAN                      AMERICAN
                                                                             FUNDS                      FUNDS U.S.      BLACKROCK
                                                                             HIGH-        AMERICAN      GOVERNMENT/      GLOBAL
                                                                            INCOME          FUNDS        AAA-RATED     ALLOCATION
                                                                             BOND       INTERNATIONAL   SECURITIES        V.I.
                                                                            CLASS 2        CLASS 2        CLASS 2        CLASS I
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   7,202,105  $  44,770,341  $  15,999,592  $   1,447,377
Changes From Operations:
 - Net investment income (loss)                                                581,856        864,369        284,868         68,124
 - Net realized gain (loss) on investments                                      53,132     (1,580,542)       519,125         78,297
 - Net change in unrealized appreciation or depreciation on investments       (531,424)    (8,979,262)       326,423       (276,856)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                103,564     (9,695,435)     1,130,416       (130,435)
Changes From Unit Transactions:
 - Contract purchases                                                          557,467      6,515,511        724,411        488,642
 - Contract withdrawals                                                       (352,529)    (3,138,645)    (1,830,050)       (90,956)
 - Contract transfers                                                          123,307      9,726,187      2,490,827      1,253,244
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         328,245     13,103,053      1,385,188      1,650,930
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        431,809      3,407,618      2,515,604      1,520,495
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              7,633,914     48,177,959     18,515,196      2,967,872
Changes From Operations:
 - Net investment income (loss)                                                648,302        764,292        136,922         35,116
 - Net realized gain (loss) on investments                                      50,929       (688,985)       686,828         50,320
 - Net change in unrealized appreciation or depreciation on investments        408,867      8,445,165       (507,580)       234,384
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,108,098      8,520,472        316,170        319,820
Changes From Unit Transactions:
 - Contract purchases                                                          437,033      5,574,874        678,504      2,461,771
 - Contract withdrawals                                                       (205,595)    (2,607,643)    (1,351,021)      (282,673)
 - Contract transfers                                                          843,385        (46,597)    (3,802,815)    (2,960,670)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       1,074,823      2,920,634     (4,475,332)      (781,572)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,182,921     11,441,106     (4,159,162)      (461,752)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   9,816,835  $  59,619,065  $  14,356,034  $   2,506,120
                                                                         =============  =============  =============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                           DELAWARE       DELAWARE       DELAWARE
                                                                              VIP            VIP            VIP
                                                                          DIVERSIFIED     EMERGING         HIGH
                                                                            INCOME         MARKETS         YIELD
                                                                           STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  27,470,902  $  24,997,004  $  15,825,259
Changes From Operations:
 - Net investment income (loss)                                              1,227,033        432,362      1,381,652
 - Net realized gain (loss) on investments                                   1,539,861        774,853         73,521
 - Net change in unrealized appreciation or depreciation on investments       (930,562)    (6,440,305)    (1,127,161)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,836,332     (5,233,090)       328,012
Changes From Unit Transactions:
 - Contract purchases                                                        2,825,024      2,977,650      1,312,238
 - Contract withdrawals                                                     (1,190,821)    (1,709,249)    (1,195,276)
 - Contract transfers                                                          727,969         95,781        (40,838)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       2,362,172      1,364,182         76,124
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      4,198,504     (3,868,908)       404,136
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             31,669,406     21,128,096     16,229,395
Changes From Operations:
 - Net investment income (loss)                                              1,077,618        200,896      1,677,581
 - Net realized gain (loss) on investments                                   1,227,994        (79,056)        56,757
 - Net change in unrealized appreciation or depreciation on investments        164,418      3,179,936      1,491,811
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,470,030      3,301,776      3,226,149
Changes From Unit Transactions:
 - Contract purchases                                                        2,663,522      2,947,905      1,028,395
 - Contract withdrawals                                                     (1,084,158)      (676,703)      (921,823)
 - Contract transfers                                                        5,461,437      2,447,681      4,045,065
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       7,040,801      4,718,883      4,151,637
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      9,510,831      8,020,659      7,377,786
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  41,180,237  $  29,148,755  $  23,607,181
                                                                         =============  =============  =============

                                                                           DELAWARE       DELAWARE
                                                                              VIP            VIP
                                                                         INTERNATIONAL  LIMITED-TERM     DELAWARE
                                                                             VALUE       DIVERSIFIED        VIP
                                                                            EQUITY         INCOME          REIT
                                                                           STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $       3,132  $   4,655,597  $  13,061,425
Changes From Operations:
 - Net investment income (loss)                                                     26        121,409        175,659
 - Net realized gain (loss) on investments                                         320        108,722        341,774
 - Net change in unrealized appreciation or depreciation on investments           (776)       (42,819)       680,007
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (430)       187,312      1,197,440
Changes From Unit Transactions:
 - Contract purchases                                                               --      1,859,712      1,564,983
 - Contract withdrawals                                                           (256)      (494,573)    (1,169,358)
 - Contract transfers                                                               --      1,815,267     (1,330,905)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            (256)     3,180,406       (935,280)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (686)     3,367,718        262,160
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                  2,446      8,023,315     13,323,585
Changes From Operations:
 - Net investment income (loss)                                                     61        186,728        205,584
 - Net realized gain (loss) on investments                                         (17)       106,446        416,211
 - Net change in unrealized appreciation or depreciation on investments            (30)        10,099      1,729,999
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     14        303,273      2,351,794
Changes From Unit Transactions:
 - Contract purchases                                                               59      1,296,495      1,508,751
 - Contract withdrawals                                                         (2,519)      (372,117)      (409,576)
 - Contract transfers                                                               --      3,313,591      3,292,852
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (2,460)     4,237,969      4,392,027
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (2,446)     4,541,242      6,743,821
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $          --  $  12,564,557  $  20,067,406
                                                                         =============  =============  =============

                                                                           DELAWARE       DELAWARE
                                                                              VIP            VIP         DELAWARE
                                                                           SMALL CAP      SMID CAP       VIP U.S.
                                                                             VALUE         GROWTH         GROWTH
                                                                           STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  21,960,314  $   2,570,616  $     581,635
Changes From Operations:
 - Net investment income (loss)                                                 92,226         54,051          1,725
 - Net realized gain (loss) on investments                                   1,099,512        272,841         40,965
 - Net change in unrealized appreciation or depreciation on investments     (1,688,462)      (251,939)        13,928
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (496,724)        74,953         56,618
Changes From Unit Transactions:
 - Contract purchases                                                        1,952,438        533,011        289,325
 - Contract withdrawals                                                     (2,098,583)      (582,854)      (150,292)
 - Contract transfers                                                        2,329,174      3,644,159        117,913
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       2,183,029      3,594,316        256,946
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,686,305      3,669,269        313,564
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             23,646,619      6,239,885        895,199
Changes From Operations:
 - Net investment income (loss)                                                121,884          7,815         (2,944)
 - Net realized gain (loss) on investments                                   2,374,066        416,719         93,103
 - Net change in unrealized appreciation or depreciation on investments        873,308        276,288        285,340
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              3,369,258        700,822        375,499
Changes From Unit Transactions:
 - Contract purchases                                                        2,339,963        201,320        196,667
 - Contract withdrawals                                                     (1,525,685)      (157,330)      (115,588)
 - Contract transfers                                                        2,825,190      2,149,190      2,976,891
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       3,639,468      2,193,180      3,057,970
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      7,008,726      2,894,002      3,433,469
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  30,655,345  $   9,133,887  $   4,328,668
                                                                         =============  =============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                                             DWS
                                                                           DELAWARE      ALTERNATIVE
                                                                              VIP           ASSET                          DWS
                                                                             VALUE       ALLOCATION     DWS EQUITY      SMALL CAP
                                                                           STANDARD          VIP         500 INDEX      INDEX VIP
                                                                             CLASS         CLASS A      VIP CLASS A      CLASS A
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  14,962,985  $     675,151  $ 149,382,865  $  96,007,107
Changes From Operations:
 - Net investment income (loss)                                                267,319          7,323      2,039,318        459,143
 - Net realized gain (loss) on investments                                     188,866         (5,184)       946,686        594,697
 - Net change in unrealized appreciation or depreciation on investments      1,055,180        (35,109)    (2,292,916)    (5,912,443)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,511,365        (32,970)       693,088     (4,858,603)
Changes From Unit Transactions:
 - Contract purchases                                                        2,418,796        121,236      3,734,726      1,009,559
 - Contract withdrawals                                                       (611,200)       (25,464)    (3,693,788)    (1,686,705)
 - Contract transfers                                                       (1,456,483)      (483,458)   (10,825,595)    (5,913,009)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         351,113       (387,686)   (10,784,657)    (6,590,155)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,862,478       (420,656)   (10,091,569)   (11,448,758)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             16,825,463        254,495    139,291,296     84,558,349
Changes From Operations:
 - Net investment income (loss)                                                444,321         18,769      2,053,833        536,018
 - Net realized gain (loss) on investments                                     330,033          6,288      5,463,415      2,306,819
 - Net change in unrealized appreciation or depreciation on investments      2,024,044         17,808     12,679,609     10,526,005
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,798,398         42,865     20,196,857     13,368,842
Changes From Unit Transactions:
 - Contract purchases                                                        3,973,268        147,802      2,163,373        621,333
 - Contract withdrawals                                                     (1,160,858)       (27,309)    (3,888,310)      (870,978)
 - Contract transfers                                                       11,465,478        198,335     (9,040,520)      (538,673)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      14,277,888        318,828    (10,765,457)      (788,318)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     17,076,286        361,693      9,431,400     12,580,524
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  33,901,749  $     616,188  $ 148,722,696  $  97,138,873
                                                                         =============  =============  =============  =============

See accompanying notes.

S-16

                                                                           FIDELITY       FIDELITY       FIDELITY
                                                                           VIP ASSET         VIP        VIP EQUITY-
                                                                            MANAGER      CONTRAFUND       INCOME
                                                                            SERVICE        SERVICE        SERVICE
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   2,978,267  $  34,266,020  $   9,166,651
Changes From Operations:
 - Net investment income (loss)                                                 53,033        320,399        196,830
 - Net realized gain (loss) on investments                                      40,709        373,117       (113,600)
 - Net change in unrealized appreciation or depreciation on investments       (195,658)    (2,154,298)       (33,435)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (101,916)    (1,460,782)        49,795
Changes From Unit Transactions:
 - Contract purchases                                                          155,297      6,322,787        241,559
 - Contract withdrawals                                                       (131,838)    (3,364,138)      (278,007)
 - Contract transfers                                                          346,052      2,602,155       (148,050)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         369,511      5,560,804       (184,498)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        267,595      4,100,022       (134,703)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              3,245,862     38,366,042      9,031,948
Changes From Operations:
 - Net investment income (loss)                                                 37,049        489,271        262,950
 - Net realized gain (loss) on investments                                      65,300        907,831        685,631
 - Net change in unrealized appreciation or depreciation on investments        282,147      4,587,837        523,694
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                384,496      5,984,939      1,472,275
Changes From Unit Transactions:
 - Contract purchases                                                           70,940      3,027,737         50,349
 - Contract withdrawals                                                       (326,444)    (1,814,336)      (319,650)
 - Contract transfers                                                          462,459     (2,509,391)      (412,736)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         206,955     (1,295,990)      (682,037)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        591,451      4,688,949        790,238
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   3,837,313  $  43,054,991  $   9,822,186
                                                                         =============  =============  =============

                                                                           FIDELITY       FIDELITY       FIDELITY
                                                                              VIP         VIP HIGH        VIP MID
                                                                            GROWTH         INCOME           CAP
                                                                            SERVICE        SERVICE        SERVICE
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   7,088,620  $       4,959  $  23,662,772
Changes From Operations:
 - Net investment income (loss)                                                  2,884            296            (14)
 - Net realized gain (loss) on investments                                     234,188           (319)       562,853
 - Net change in unrealized appreciation or depreciation on investments       (262,005)           197     (3,383,834)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (24,933)           174     (2,820,995)
Changes From Unit Transactions:
 - Contract purchases                                                          515,874             --      2,072,077
 - Contract withdrawals                                                       (556,222)          (624)    (3,041,975)
 - Contract transfers                                                          388,267             --      2,187,599
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         347,919           (624)     1,217,701
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        322,986           (450)    (1,603,294)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              7,411,606          4,509     22,059,478
Changes From Operations:
 - Net investment income (loss)                                                 22,754             (3)        86,678
 - Net realized gain (loss) on investments                                     397,695            155      2,748,465
 - Net change in unrealized appreciation or depreciation on investments        608,907            185        324,916
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,029,356            337      3,160,059
Changes From Unit Transactions:
 - Contract purchases                                                          437,883             --      7,244,392
 - Contract withdrawals                                                       (330,039)        (4,846)    (3,485,716)
 - Contract transfers                                                         (348,779)            --     (5,893,030)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (240,935)        (4,846)    (2,134,354)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        788,421         (4,509)     1,025,705
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   8,200,027  $          --  $  23,085,183
                                                                         =============  =============  =============

                                                                                                          FTVIPT
                                                                                                         FRANKLIN
                                                                           FIDELITY        FTVIPT        SMALL-MID
                                                                              VIP         FRANKLIN          CAP
                                                                           OVERSEAS        INCOME         GROWTH
                                                                            SERVICE      SECURITIES     SECURITIES
                                                                             CLASS         CLASS 1        CLASS 1
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   6,956,111  $   3,857,969  $   1,761,415
Changes From Operations:
 - Net investment income (loss)                                                 76,312        414,137         (2,178)
 - Net realized gain (loss) on investments                                     (83,853)        12,530         31,637
 - Net change in unrealized appreciation or depreciation on investments     (1,219,092)      (455,522)      (107,270)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,226,633)       (28,855)       (77,811)
Changes From Unit Transactions:
 - Contract purchases                                                          409,886      3,003,611        309,658
 - Contract withdrawals                                                       (406,289)      (524,506)       (71,157)
 - Contract transfers                                                          317,930        871,042       (122,799)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         321,527      3,350,147        115,702
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (905,106)     3,321,292         37,891
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              6,051,005      7,179,261      1,799,306
Changes From Operations:
 - Net investment income (loss)                                                112,644        643,008         (1,828)
 - Net realized gain (loss) on investments                                     (67,764)       (19,838)       174,690
 - Net change in unrealized appreciation or depreciation on investments      1,156,705        466,328         26,219
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,201,585      1,089,498        199,081
Changes From Unit Transactions:
 - Contract purchases                                                          300,170      2,737,675        209,716
 - Contract withdrawals                                                       (195,469)      (368,042)       (48,228)
 - Contract transfers                                                         (272,965)      (246,244)        (3,187)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (168,264)     2,123,389        158,301
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,033,321      3,212,887        357,382
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   7,084,326  $  10,392,148  $   2,156,688
                                                                         =============  =============  =============
See accompanying notes.


LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                            FTVIPT
                                                                           FRANKLIN
                                                                          SMALL-MID       FTVIPT        FTVIPT        FTVIPT
                                                                             CAP         FRANKLIN       MUTUAL      TEMPLETON
                                                                            GROWTH         U.S.         SHARES       FOREIGN
                                                                          SECURITIES    GOVERNMENT    SECURITIES    SECURITIES
                                                                           CLASS 2       CLASS 1       CLASS 1       CLASS 2
                                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  1,835,791  $  2,638,910  $  8,729,446  $  1,803,325
Changes From Operations:
 - Net investment income (loss)                                                (1,766)      160,289       260,697        16,757
 - Net realized gain (loss) on investments                                    455,708         8,351        98,078       156,524
 - Net change in unrealized appreciation or depreciation on investments      (305,535)       99,251      (435,145)     (149,608)
                                                                         ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               148,407       267,891       (76,370)       23,673
Changes From Unit Transactions:
 - Contract purchases                                                              --       354,031     2,030,138            --
 - Contract withdrawals                                                       (67,863)     (176,781)     (657,285)     (846,636)
 - Contract transfers                                                      (1,726,580)    2,413,219      (157,972)     (803,209)
                                                                         ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     (1,794,443)    2,590,469     1,214,881    (1,649,845)
                                                                         ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (1,646,036)    2,858,360     1,138,511    (1,626,172)
                                                                         ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                               189,755     5,497,270     9,867,957       177,153
Changes From Operations:
 - Net investment income (loss)                                                  (602)      134,102       230,440         4,680
 - Net realized gain (loss) on investments                                     19,368        42,874       129,713           769
 - Net change in unrealized appreciation or depreciation on investments        13,164       (80,065)    1,022,216        45,261
                                                                         ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                31,930        96,911     1,382,369        50,710
Changes From Unit Transactions:
 - Contract purchases                                                              --     2,809,200       863,120             2
 - Contract withdrawals                                                       (84,161)     (228,414)     (352,391)      (76,979)
 - Contract transfers                                                         351,031      (167,649)   (1,070,943)      266,156
                                                                         ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        266,870     2,413,137      (560,214)      189,179
                                                                         ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       298,800     2,510,048       822,155       239,889
                                                                         ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $    488,555  $  8,007,318  $ 10,690,112  $    417,042
                                                                         ============  ============  ============  ============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                            FTVIPT
                                                                          TEMPLETON       FTVIPT        FTVIPT
                                                                            GLOBAL      TEMPLETON     TEMPLETON
                                                                             BOND         GROWTH        GROWTH
                                                                          SECURITIES    SECURITIES    SECURITIES
                                                                           CLASS 1       CLASS 1       CLASS 2
                                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  7,753,533  $  1,763,070  $     51,989
Changes From Operations:
 - Net investment income (loss)                                               426,483        24,655           690
 - Net realized gain (loss) on investments                                    238,085        11,846         4,275
 - Net change in unrealized appreciation or depreciation on investments      (773,330)     (143,670)       (3,328)
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (108,762)     (107,169)        1,637
Changes From Unit Transactions:
 - Contract purchases                                                       1,132,164       328,020            --
 - Contract withdrawals                                                    (1,222,196)     (301,691)         (675)
 - Contract transfers                                                        (411,740)      (33,789)      (46,101)
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (501,772)       (7,460)      (46,776)
                                                                         ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (610,534)     (114,629)      (45,139)
                                                                         ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                             7,142,999     1,648,441         6,850
Changes From Operations:
 - Net investment income (loss)                                               457,108        35,325           106
 - Net realized gain (loss) on investments                                    125,296            36           213
 - Net change in unrealized appreciation or depreciation on investments       475,120       299,228         2,617
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             1,057,524       334,589         2,936
Changes From Unit Transactions:
 - Contract purchases                                                         675,565        66,820             3
 - Contract withdrawals                                                      (745,855)      (75,761)      (10,066)
 - Contract transfers                                                         522,064       (62,102)       32,374
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        451,774       (71,043)       22,311
                                                                         ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,509,298       263,546        25,247
                                                                         ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $  8,652,297  $  1,911,987  $     32,097
                                                                         ============  ============  ============

                                                                           GOLDMAN       INVESCO         JANUS
                                                                            SACHS          V.I.          ASPEN
                                                                           VIT MID        GROWTH        SERIES
                                                                          CAP VALUE        AND         BALANCED
                                                                           SERVICE        INCOME     INSTITUTIONAL
                                                                            CLASS        SERIES I        CLASS
                                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $         --  $         --  $     584,043
Changes From Operations:
 - Net investment income (loss)                                                   276            --         21,134
 - Net realized gain (loss) on investments                                         (5)           (3)        10,679
 - Net change in unrealized appreciation or depreciation on investments        (1,336)          413        (78,508)
                                                                         ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (1,065)          410        (46,695)
Changes From Unit Transactions:
 - Contract purchases                                                              --            --             --
 - Contract withdrawals                                                          (270)         (209)      (110,523)
 - Contract transfers                                                          49,624        38,891        900,618
                                                                         ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         49,354        38,682        790,095
                                                                         ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        48,289        39,092        743,400
                                                                         ------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                48,289        39,092      1,327,443
Changes From Operations:
 - Net investment income (loss)                                                12,656         1,837         54,813
 - Net realized gain (loss) on investments                                     28,744         2,440        123,178
 - Net change in unrealized appreciation or depreciation on investments       101,633         5,094         27,439
                                                                         ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               143,033         9,371        205,430
Changes From Unit Transactions:
 - Contract purchases                                                          11,253         1,813        131,233
 - Contract withdrawals                                                       (28,737)       (4,493)      (226,774)
 - Contract transfers                                                       1,204,710       137,810      1,059,353
                                                                         ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      1,187,226       135,130        963,812
                                                                         ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,330,259       144,501      1,169,242
                                                                         ------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  1,378,548  $    183,593  $   2,496,685
                                                                         ============  ============  =============

                                                                            JANUS          JANUS         JANUS
                                                                            ASPEN          ASPEN         ASPEN
                                                                            SERIES        SERIES         SERIES
                                                                           BALANCED     ENTERPRISE     ENTERPRISE
                                                                           SERVICE     INSTITUTIONAL    SERVICE
                                                                            CLASS          CLASS         CLASS
                                                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  3,242,644  $   5,207,081  $  2,914,963
Changes From Operations:
 - Net investment income (loss)                                                64,289         (9,387)       (9,229)
 - Net realized gain (loss) on investments                                    176,672        459,220       119,360
 - Net change in unrealized appreciation or depreciation on investments      (216,620)      (454,161)     (160,692)
                                                                         ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                24,341         (4,328)      (50,561)
Changes From Unit Transactions:
 - Contract purchases                                                          70,777             --        35,444
 - Contract withdrawals                                                      (171,470)      (209,999)      (70,648)
 - Contract transfers                                                         107,722     (1,909,042)      (84,011)
                                                                         ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          7,029     (2,119,041)     (119,215)
                                                                         ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        31,370     (2,123,369)     (169,776)
                                                                         ------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                             3,274,014      3,083,712     2,745,187
Changes From Operations:
 - Net investment income (loss)                                                81,371         (6,827)       (9,426)
 - Net realized gain (loss) on investments                                    301,104         68,152       177,917
 - Net change in unrealized appreciation or depreciation on investments        45,129        484,078       284,032
                                                                         ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               427,604        545,403       452,523
Changes From Unit Transactions:
 - Contract purchases                                                          53,126              2        16,292
 - Contract withdrawals                                                       (75,549)      (222,395)      (88,970)
 - Contract transfers                                                        (255,693)       577,731       (72,794)
                                                                         ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (278,116)       355,338      (145,472)
                                                                         ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       149,488        900,741       307,051
                                                                         ------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $  3,423,502  $   3,984,453  $  3,052,238
                                                                         ============  =============  ============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012


                                                                             JANUS         JANUS         JANUS
                                                                             ASPEN         ASPEN         ASPEN          JANUS
                                                                            SERIES         SERIES        SERIES         ASPEN
                                                                           FLEXIBLE       FLEXIBLE       GLOBAL        SERIES
                                                                             BOND           BOND       TECHNOLOGY     WORLDWIDE
                                                                         INSTITUTIONAL    SERVICE       SERVICE     INSTITUTIONAL
                                                                             CLASS         CLASS         CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  57,780,210  $  9,276,558  $     73,824  $   1,423,786
Changes From Operations:
 - Net investment income (loss)                                              2,151,478       270,683          (116)         2,073
 - Net realized gain (loss) on investments                                   3,355,885       720,323         3,554         94,875
 - Net change in unrealized appreciation or depreciation on investments     (1,769,528)     (435,354)      (10,419)      (159,394)
                                                                         -------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              3,737,835       555,652        (6,981)       (62,446)
Changes From Unit Transactions:
 - Contract purchases                                                               --       112,409            --             --
 - Contract withdrawals                                                       (474,822)   (2,077,791)         (572)      (205,586)
 - Contract transfers                                                          331,765       510,923       (20,652)      (887,938)
                                                                         -------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (143,057)   (1,454,459)      (21,224)    (1,093,524)
                                                                         -------------  ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      3,594,778      (898,807)      (28,205)    (1,155,970)
                                                                         -------------  ------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             61,374,988     8,377,751        45,619        267,816
Changes From Operations:
 - Net investment income (loss)                                              2,117,352       204,991          (225)         2,940
 - Net realized gain (loss) on investments                                   1,196,420       256,023         3,064            209
 - Net change in unrealized appreciation or depreciation on investments      1,653,626       121,741        10,753         58,484
                                                                         -------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              4,967,398       582,755        13,592         61,633
Changes From Unit Transactions:
 - Contract purchases                                                           50,983        55,779        32,489            324
 - Contract withdrawals                                                       (533,794)   (2,526,042)       (3,836)       (39,875)
 - Contract transfers                                                        1,340,184     8,288,125       135,892        275,333
                                                                         -------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         857,373     5,817,862       164,545        235,782
                                                                         -------------  ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      5,824,771     6,400,617       178,137        297,415
                                                                         -------------  ------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  67,199,759  $ 14,778,368  $    223,756  $     565,231
                                                                         =============  ============  ============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                            JANUS          LVIP           LVIP
                                                                            ASPEN          BARON          BARON
                                                                            SERIES        GROWTH         GROWTH
                                                                          WORLDWIDE    OPPORTUNITIES  OPPORTUNITIES
                                                                           SERVICE       STANDARD        SERVICE
                                                                            CLASS          CLASS          CLASS
                                                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $    432,807  $   1,407,916  $  19,044,407
Changes From Operations:
 - Net investment income (loss)                                                   203           (599)       (30,724)
 - Net realized gain (loss) on investments                                     (4,528)        84,022      2,196,759
 - Net change in unrealized appreciation or depreciation on investments       (60,979)       (39,376)    (1,240,982)
                                                                         ------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (65,304)        44,047        925,053
Changes From Unit Transactions:
 - Contract purchases                                                             184        389,264      2,446,047
 - Contract withdrawals                                                        (4,136)       (31,415)    (1,606,499)
 - Contract transfers                                                         (48,308)       129,752     (4,925,457)
                                                                         ------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (52,260)       487,601     (4,085,909)
                                                                         ------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (117,564)       531,648     (3,160,856)
                                                                         ------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               315,243      1,939,564     15,883,551
Changes From Operations:
 - Net investment income (loss)                                                 1,455         40,548        197,895
 - Net realized gain (loss) on investments                                     31,372        201,493      1,650,040
 - Net change in unrealized appreciation or depreciation on investments        29,048        204,509      1,177,942
                                                                         ------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                61,875        446,550      3,025,877
Changes From Unit Transactions:
 - Contract purchases                                                             525        335,451      5,903,791
 - Contract withdrawals                                                        (3,722)       (36,132)    (1,463,396)
 - Contract transfers                                                          20,501        357,138        995,651
                                                                         ------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         17,304        656,457      5,436,046
                                                                         ------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        79,179      1,103,007      8,461,923
                                                                         ------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $    394,422  $   3,042,571  $  24,345,474
                                                                         ============  =============  =============

                                                                             LVIP
                                                                          BLACKROCK        LVIP          LVIP
                                                                           EMERGING     BLACKROCK     BLACKROCK
                                                                           MARKETS        EQUITY      INFLATION
                                                                            INDEX        DIVIDEND     PROTECTED
                                                                             RPM           RPM           BOND
                                                                           STANDARD      STANDARD      STANDARD
                                                                            CLASS         CLASS         CLASS
                                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $         --  $  3,462,414  $    918,152
Changes From Operations:
 - Net investment income (loss)                                                    --         7,514        55,532
 - Net realized gain (loss) on investments                                         --       307,174        23,873
 - Net change in unrealized appreciation or depreciation on investments            --      (221,567)      127,865
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    --        93,121       207,270
Changes From Unit Transactions:
 - Contract purchases                                                              --       694,541       698,194
 - Contract withdrawals                                                            --      (288,316)      (66,136)
 - Contract transfers                                                              --    (2,041,781)    1,850,635
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS             --    (1,635,556)    2,482,693
                                                                         ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --    (1,542,435)    2,689,963
                                                                         ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                                    --     1,919,979     3,608,115
Changes From Operations:
 - Net investment income (loss)                                                    54        14,688            --
 - Net realized gain (loss) on investments                                         (7)       53,118       130,947
 - Net change in unrealized appreciation or depreciation on investments           103       271,358       127,752
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   150       339,164       258,699
Changes From Unit Transactions:
 - Contract purchases                                                             101       114,576       821,095
 - Contract withdrawals                                                           (19)     (138,218)     (136,615)
 - Contract transfers                                                           3,902       457,589       371,996
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          3,984       433,947     1,056,476
                                                                         ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         4,134       773,111     1,315,175
                                                                         ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $      4,134  $  2,693,090  $  4,923,290
                                                                         ============  ============  ============

                                                                                                         LVIP
                                                                                           LVIP        COLUMBIA
                                                                                         CLARION      SMALL-MID
                                                                             LVIP         GLOBAL         CAP
                                                                           CAPITAL         REAL         GROWTH
                                                                            GROWTH        ESTATE         RPM
                                                                           STANDARD      STANDARD      STANDARD
                                                                            CLASS         CLASS         CLASS
                                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     46,397  $  4,391,323  $  3,162,576
Changes From Operations:
 - Net investment income (loss)                                                   (79)       (7,018)         (109)
 - Net realized gain (loss) on investments                                       (152)      346,449       329,566
 - Net change in unrealized appreciation or depreciation on investments       (10,757)     (680,239)     (537,150)
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (10,988)     (340,808)     (207,693)
Changes From Unit Transactions:
 - Contract purchases                                                          60,247       426,876       264,324
 - Contract withdrawals                                                       (32,460)     (119,494)     (107,750)
 - Contract transfers                                                          48,327      (752,323)     (351,178)
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         76,114      (444,941)     (194,604)
                                                                         ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        65,126      (785,749)     (402,297)
                                                                         ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                               111,523     3,605,574     2,760,279
Changes From Operations:
 - Net investment income (loss)                                                   (18)       (7,309)         (118)
 - Net realized gain (loss) on investments                                     (1,170)      122,670       114,200
 - Net change in unrealized appreciation or depreciation on investments        22,991       917,047        18,473
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                21,803     1,032,408       132,555
Changes From Unit Transactions:
 - Contract purchases                                                          14,236       639,722       189,651
 - Contract withdrawals                                                        (3,034)     (224,940)      (59,731)
 - Contract transfers                                                           3,624       897,480    (1,059,903)
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         14,826     1,312,262      (929,983)
                                                                         ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        36,629     2,344,670      (797,428)
                                                                         ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $    148,152  $  5,950,244  $  1,962,851
                                                                         ============  ============  ============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                                             LVIP           LVIP           LVIP
                                                                                          DELAWARE       DELAWARE       DELAWARE
                                                                             LVIP        DIVERSIFIED    FOUNDATION       GROWTH
                                                                           DELAWARE       FLOATING      AGGRESSIVE         AND
                                                                             BOND           RATE        ALLOCATION       INCOME
                                                                           STANDARD       STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $ 107,305,405  $      35,625  $     844,396  $     332,301
Changes From Operations:
 - Net investment income (loss)                                              3,635,104          7,591         18,871          3,189
 - Net realized gain (loss) on investments                                   5,291,303           (354)        (1,931)         7,729
 - Net change in unrealized appreciation or depreciation on investments       (590,571)       (11,889)       (30,057)         2,314
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              8,335,836         (4,652)       (13,117)        13,232
Changes From Unit Transactions:
 - Contract purchases                                                        9,759,472        177,591         14,550         94,363
 - Contract withdrawals                                                     (4,490,418)       (22,153)      (157,450)      (107,927)
 - Contract transfers                                                       (5,049,557)       245,672        185,647          7,136
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         219,497        401,110         42,747         (6,428)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      8,555,333        396,458         29,630          6,804
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                            115,860,738        432,083        874,026        339,105
Changes From Operations:
 - Net investment income (loss)                                              2,586,557          8,871          8,972         11,392
 - Net realized gain (loss) on investments                                   4,583,857            831         41,832         14,776
 - Net change in unrealized appreciation or depreciation on investments        598,819         13,769         55,314         88,982
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              7,769,233         23,471        106,118        115,150
Changes From Unit Transactions:
 - Contract purchases                                                       11,291,110        113,970          3,767      5,742,176
 - Contract withdrawals                                                     (3,412,298)       (25,654)       (65,715)      (315,368)
 - Contract transfers                                                       10,608,541         71,593       (295,423)     1,654,074
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      18,487,353        159,909       (357,371)     7,080,882
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     26,256,586        183,380       (251,253)     7,196,032
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $ 142,117,324  $     615,463  $     622,773  $   7,535,137
                                                                         =============  =============  =============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                              LVIP           LVIP           LVIP
                                                                            DELAWARE       DELAWARE      DIMENSIONAL
                                                                             SOCIAL         SPECIAL       NON-U.S.
                                                                            AWARENESS    OPPORTUNITIES     EQUITY
                                                                            STANDARD       STANDARD       STANDARD
                                                                              CLASS          CLASS          CLASS
                                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   1,592,798  $   3,802,878  $          --
Changes From Operations:
 - Net investment income (loss)                                                   7,061         15,226             27
 - Net realized gain (loss) on investments                                      103,899        602,539          1,459
 - Net change in unrealized appreciation or depreciation on investments         (72,976)      (967,374)        (1,705)
                                                                          -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  37,984       (349,609)          (219)
Changes From Unit Transactions:
 - Contract purchases                                                           190,728        886,557            150
 - Contract withdrawals                                                        (137,803)      (172,881)           (83)
 - Contract transfers                                                          (510,729)     1,625,747         11,023
                                                                          -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (457,804)     2,339,423         11,090
                                                                          -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (419,820)     1,989,814         10,871
                                                                          -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               1,172,978      5,792,692         10,871
Changes From Operations:
 - Net investment income (loss)                                                   9,954         42,166            347
 - Net realized gain (loss) on investments                                      141,774        686,186             18
 - Net change in unrealized appreciation or depreciation on investments          14,557        152,326          2,040
                                                                          -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 166,285        880,678          2,405
Changes From Unit Transactions:
 - Contract purchases                                                           124,978      1,807,265          1,351
 - Contract withdrawals                                                         (51,267)      (185,819)          (301)
 - Contract transfers                                                             7,344      2,858,556          1,137
                                                                          -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           81,055      4,480,002          2,187
                                                                          -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         247,340      5,360,680          4,592
                                                                          -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                           $   1,420,318  $  11,153,372  $      15,463
                                                                          =============  =============  =============

                                                                                             LVIP
                                                                              LVIP       DIMENSIONAL/
                                                                           DIMENSIONAL     VANGUARD         LVIP
                                                                              U.S.           TOTAL         GLOBAL
                                                                             EQUITY          BOND          INCOME
                                                                            STANDARD       STANDARD       STANDARD
                                                                              CLASS          CLASS          CLASS
                                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $          --  $          --  $     325,438
Changes From Operations:
 - Net investment income (loss)                                                      17             86         90,737
 - Net realized gain (loss) on investments                                           (3)            --        (15,341)
 - Net change in unrealized appreciation or depreciation on investments            (121)           916       (108,696)
                                                                          -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (107)         1,002        (33,300)
Changes From Unit Transactions:
 - Contract purchases                                                               100        132,545        508,677
 - Contract withdrawals                                                             (84)        (6,795)       (51,970)
 - Contract transfers                                                            12,485        169,846      1,652,381
                                                                          -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           12,501        295,596      2,109,088
                                                                          -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          12,394        296,598      2,075,788
                                                                          -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                  12,394        296,598      2,401,226
Changes From Operations:
 - Net investment income (loss)                                                     411         16,880         43,575
 - Net realized gain (loss) on investments                                          407          4,511           (841)
 - Net change in unrealized appreciation or depreciation on investments           3,057          9,621        102,073
                                                                          -------------  -------------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              3,875         31,012        144,807
Changes From Unit Transactions:
 - Contract purchases                                                               901        244,646      4,168,333
 - Contract withdrawals                                                            (759)       (30,863)      (231,194)
 - Contract transfers                                                            21,654        502,502        360,867
                                                                          -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           21,796        716,285      4,298,006
                                                                          -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          25,671        747,297      4,442,813
                                                                          -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                           $      38,065  $   1,043,895  $   6,844,039
                                                                          =============  =============  =============

                                                                                             LVIP
                                                                              LVIP         JPMORGAN         LVIP
                                                                            JPMORGAN        MID CAP          MFS
                                                                              HIGH           VALUE      INTERNATIONAL
                                                                              YIELD           RPM          GROWTH
                                                                            STANDARD       STANDARD       STANDARD
                                                                              CLASS          CLASS          CLASS
                                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $     789,085  $      45,068  $   1,285,693
Changes From Operations:
 - Net investment income (loss)                                                 164,513           (100)        43,276
 - Net realized gain (loss) on investments                                      (10,697)        17,185         14,446
 - Net change in unrealized appreciation or depreciation on investments        (146,844)        (8,951)      (201,850)
                                                                          -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   6,972          8,134       (144,128)
Changes From Unit Transactions:
 - Contract purchases                                                         1,774,639        213,594        691,205
 - Contract withdrawals                                                        (116,020)       (30,125)       (72,005)
 - Contract transfers                                                         1,680,945        (18,031)       120,886
                                                                          -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        3,339,564        165,438        740,086
                                                                          -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       3,346,536        173,572        595,958
                                                                          -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               4,135,621        218,640      1,881,651
Changes From Operations:
 - Net investment income (loss)                                                 249,642            (18)        26,147
 - Net realized gain (loss) on investments                                       24,898          9,198         46,755
 - Net change in unrealized appreciation or depreciation on investments         426,721         21,107        488,248
                                                                          -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 701,261         30,287        561,150
Changes From Unit Transactions:
 - Contract purchases                                                           777,400         43,183        214,509
 - Contract withdrawals                                                        (146,905)        (7,534)       (86,261)
 - Contract transfers                                                           277,580        (36,755)     1,098,581
                                                                          -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          908,075         (1,106)     1,226,829
                                                                          -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,609,336         29,181      1,787,979
                                                                          -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                           $   5,744,957  $     247,821  $   3,669,630
                                                                          =============  =============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                                                           LVIP
                                                                             LVIP           LVIP         MONDRIAN         LVIP
                                                                              MFS          MID-CAP     INTERNATIONAL      MONEY
                                                                             VALUE          VALUE          VALUE         MARKET
                                                                           STANDARD       STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  15,173,795  $   1,099,305  $  19,327,651  $ 147,384,100
Changes From Operations:
 - Net investment income (loss)                                                245,634            (45)       592,986        (96,793)
 - Net realized gain (loss) on investments                                     224,317         32,016       (618,635)           112
 - Net change in unrealized appreciation or depreciation on investments       (583,561)      (140,200)      (909,137)           (29)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (113,610)      (108,229)      (934,786)       (96,710)
Changes From Unit Transactions:
 - Contract purchases                                                          991,170        343,675      1,316,735     61,479,954
 - Contract withdrawals                                                       (859,067)       (94,263)    (2,102,452)   (79,250,774)
 - Contract transfers                                                        1,893,930        118,626        234,089    (29,021,786)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       2,026,033        368,038       (551,628)   (46,792,606)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,912,423        259,809     (1,486,414)   (46,889,316)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             17,086,218      1,359,114     17,841,237    100,494,784
Changes From Operations:
 - Net investment income (loss)                                                204,526          4,881        486,333        (97,022)
 - Net realized gain (loss) on investments                                     821,041         64,947       (246,299)           473
 - Net change in unrealized appreciation or depreciation on investments      1,644,926        236,190      1,405,300             (2)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,670,493        306,018      1,645,334        (96,551)
Changes From Unit Transactions:
 - Contract purchases                                                        1,291,427         82,394      1,036,279     67,100,217
 - Contract withdrawals                                                       (648,422)       (82,271)    (2,332,686)   (12,909,984)
 - Contract transfers                                                       (2,528,903)      (130,663)      (504,509)   (48,723,253)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (1,885,898)      (130,540)    (1,800,916)     5,466,980
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        784,595        175,478       (155,582)     5,370,429
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  17,870,813  $   1,534,592  $  17,685,655  $ 105,865,213
                                                                         =============  =============  =============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                             LVIP           LVIP           LVIP
                                                                           PROTECTED      PROTECTED      PROTECTED
                                                                            PROFILE        PROFILE        PROFILE
                                                                              2010           2020           2030
                                                                           STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   2,924,591  $   5,268,353  $   2,719,039
Changes From Operations:
 - Net investment income (loss)                                                 20,936         51,296          9,705
 - Net realized gain (loss) on investments                                      53,094        135,739        139,176
 - Net change in unrealized appreciation or depreciation on investments        (43,491)      (220,108)      (161,875)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 30,539        (33,073)       (12,994)
Changes From Unit Transactions:
 - Contract purchases                                                          115,386        894,042        425,103
 - Contract withdrawals                                                        (88,435)    (1,175,738)      (273,744)
 - Contract transfers                                                           32,822      1,175,218       (704,833)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          59,773        893,522       (553,474)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         90,312        860,449       (566,468)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              3,014,903      6,128,802      2,152,571
Changes From Operations:
 - Net investment income (loss)                                                 73,669        189,882         43,524
 - Net realized gain (loss) on investments                                      31,937        128,462         30,291
 - Net change in unrealized appreciation or depreciation on investments        158,298        317,041        127,481
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                263,904        635,385        201,296
Changes From Unit Transactions:
 - Contract purchases                                                           72,275      5,010,026      6,477,537
 - Contract withdrawals                                                        (95,838)      (388,998)      (331,077)
 - Contract transfers                                                          323,052        503,734        280,049
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         299,489      5,124,762      6,426,509
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        563,393      5,760,147      6,627,805
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   3,578,296  $  11,888,949  $   8,780,376
                                                                         =============  =============  =============

                                                                             LVIP           LVIP           LVIP
                                                                           PROTECTED      PROTECTED      PROTECTED
                                                                            PROFILE        PROFILE        PROFILE
                                                                              2040           2050      CONSERVATIVE
                                                                           STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     759,916  $          --  $   3,042,688
Changes From Operations:
 - Net investment income (loss)                                                  7,406             --         73,404
 - Net realized gain (loss) on investments                                      56,626           (236)        43,093
 - Net change in unrealized appreciation or depreciation on investments       (111,222)            (6)       (12,126)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (47,190)          (242)       104,371
Changes From Unit Transactions:
 - Contract purchases                                                          255,949            585        469,962
 - Contract withdrawals                                                        (66,817)           (77)      (131,761)
 - Contract transfers                                                           91,259            400        397,430
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         280,391            908        735,631
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        233,201            666        840,002
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                993,117            666      3,882,690
Changes From Operations:
 - Net investment income (loss)                                                 23,000            121        195,166
 - Net realized gain (loss) on investments                                       6,940             13         59,017
 - Net change in unrealized appreciation or depreciation on investments         83,148          9,025        172,366
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                113,088          9,159        426,549
Changes From Unit Transactions:
 - Contract purchases                                                          861,979        108,841        322,169
 - Contract withdrawals                                                       (101,592)        (8,902)      (163,359)
 - Contract transfers                                                        5,840,675        884,455        510,626
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       6,601,062        984,394        669,436
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      6,714,150        993,553      1,095,985
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   7,707,267  $     994,219  $   4,978,675
                                                                         =============  =============  =============

                                                                             LVIP           LVIP           LVIP
                                                                           PROTECTED      PROTECTED        SSgA
                                                                            PROFILE        PROFILE         BOND
                                                                            GROWTH        MODERATE         INDEX
                                                                           STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   3,154,636  $   6,093,352  $  11,995,189
Changes From Operations:
 - Net investment income (loss)                                                154,222        117,869        428,198
 - Net realized gain (loss) on investments                                      18,747         46,668         50,985
 - Net change in unrealized appreciation or depreciation on investments       (389,071)      (147,041)       461,241
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (216,102)        17,496        940,424
Changes From Unit Transactions:
 - Contract purchases                                                          775,602      1,893,542        869,013
 - Contract withdrawals                                                       (680,219)      (838,081)      (262,641)
 - Contract transfers                                                        4,721,703      1,041,520      1,345,585
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       4,817,086      2,096,981      1,951,957
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      4,600,984      2,114,477      2,892,381
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              7,755,620      8,207,829     14,887,570
Changes From Operations:
 - Net investment income (loss)                                                236,377        309,908        371,469
 - Net realized gain (loss) on investments                                      32,706         61,839        248,853
 - Net change in unrealized appreciation or depreciation on investments        489,588        464,828        (24,144)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                758,671        836,575        596,178
Changes From Unit Transactions:
 - Contract purchases                                                          569,733        934,756      2,098,423
 - Contract withdrawals                                                       (364,329)      (329,888)      (587,583)
 - Contract transfers                                                          780,552        681,680       (466,090)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         985,956      1,286,548      1,044,750
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,744,627      2,123,123      1,640,928
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   9,500,247  $  10,330,952  $  16,528,498
                                                                         =============  =============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                             LVIP           LVIP           LVIP           LVIP
                                                                             SSgA           SSgA           SSgA           SSgA
                                                                         CONSERVATIVE   CONSERVATIVE     DEVELOPED      EMERGING
                                                                             INDEX       STRUCTURED    INTERNATIONAL     MARKETS
                                                                          ALLOCATION     ALLOCATION        150            100
                                                                           STANDARD       STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $          --  $       1,082  $     130,952  $   1,631,897
Changes From Operations:
 - Net investment income (loss)                                                     --             10          1,942         38,203
 - Net realized gain (loss) on investments                                          --              3          3,175        175,481
 - Net change in unrealized appreciation or depreciation on investments             36              8        (12,065)      (459,292)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     36             21         (6,948)      (245,608)
Changes From Unit Transactions:
 - Contract purchases                                                           11,094          1,385        133,956        357,158
 - Contract withdrawals                                                           (486)          (380)       (39,552)      (145,258)
 - Contract transfers                                                               --             --       (118,206)      (527,710)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          10,608          1,005        (23,802)      (315,810)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         10,644          1,026        (30,750)      (561,418)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                 10,644          2,108        100,202      1,070,479
Changes From Operations:
 - Net investment income (loss)                                                    475          2,831          4,724         54,481
 - Net realized gain (loss) on investments                                          55            169         (2,750)       172,384
 - Net change in unrealized appreciation or depreciation on investments            705            682         18,393         10,450
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  1,235          3,682         20,367        237,315
Changes From Unit Transactions:
 - Contract purchases                                                            2,572          1,361         26,810        181,875
 - Contract withdrawals                                                           (408)          (914)        (3,572)       (55,146)
 - Contract transfers                                                            4,648         71,603         32,915        807,094
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           6,812         72,050         56,153        933,823
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          8,047         75,732         76,520      1,171,138
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $      18,691  $      77,840  $     176,722  $   2,241,617
                                                                         =============  =============  =============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                             LVIP
                                                                             SSgA                          LVIP
                                                                            GLOBAL          LVIP           SSgA
                                                                           TACTICAL         SSgA           LARGE
                                                                          ALLOCATION    INTERNATIONAL       CAP
                                                                             RPM           INDEX            100
                                                                           STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   1,561,287  $   1,206,061  $      83,248
Changes From Operations:
 - Net investment income (loss)                                                 22,316         19,113          2,517
 - Net realized gain (loss) on investments                                      21,913         28,388          4,450
 - Net change in unrealized appreciation or depreciation on investments        (49,080)      (233,306)        (2,603)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (4,851)      (185,805)         4,364
Changes From Unit Transactions:
 - Contract purchases                                                          374,425         85,678         76,048
 - Contract withdrawals                                                       (138,698)      (132,042)       (22,140)
 - Contract transfers                                                          (22,123)       335,029         (9,265)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         213,604        288,665         44,643
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        208,753        102,860         49,007
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,770,040      1,308,921        132,255
Changes From Operations:
 - Net investment income (loss)                                                 71,544         87,020          2,793
 - Net realized gain (loss) on investments                                      19,460         79,650          6,381
 - Net change in unrealized appreciation or depreciation on investments        117,297        442,068          8,977
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                208,301        608,738         18,151
Changes From Unit Transactions:
 - Contract purchases                                                          398,387      7,740,668         35,654
 - Contract withdrawals                                                       (201,432)      (379,266)       (22,235)
 - Contract transfers                                                           24,212       (964,280)        27,873
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         221,167      6,397,122         41,292
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        429,468      7,005,860         59,443
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   2,199,508  $   8,314,781  $     191,698
                                                                         =============  =============  =============

                                                                                                           LVIP
                                                                             LVIP           LVIP           SSgA
                                                                             SSgA           SSgA        MODERATELY
                                                                           MODERATE       MODERATE      AGGRESSIVE
                                                                             INDEX       STRUCTURED        INDEX
                                                                          ALLOCATION     ALLOCATION     ALLOCATION
                                                                           STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $          --  $       1,079  $       1,858
Changes From Operations:
 - Net investment income (loss)                                                     36             33             16
 - Net realized gain (loss) on investments                                          (1)             9             62
 - Net change in unrealized appreciation or depreciation on investments            134            176           (428)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    169            218           (350)
Changes From Unit Transactions:
 - Contract purchases                                                            1,417          3,510         20,927
 - Contract withdrawals                                                           (177)          (642)        (2,287)
 - Contract transfers                                                            7,411         11,116          2,953
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           8,651         13,984         21,593
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          8,820         14,202         21,243
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                  8,820         15,281         23,101
Changes From Operations:
 - Net investment income (loss)                                                  1,625            931          1,023
 - Net realized gain (loss) on investments                                         174            127             86
 - Net change in unrealized appreciation or depreciation on investments          4,374          1,015          2,876
                                                                         -------------  -------------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             6,173          2,073          3,985
Changes From Unit Transactions:
 - Contract purchases                                                            7,770          8,485         13,152
 - Contract withdrawals                                                         (1,473)        (1,392)        (2,852)
 - Contract transfers                                                           52,813          1,276         10,218
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          59,110          8,369         20,518
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         65,283         10,442         24,503
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $      74,103  $      25,723  $      47,604
                                                                         =============  =============  =============

                                                                             LVIP
                                                                             SSgA           LVIP
                                                                          MODERATELY        SSgA           LVIP
                                                                          AGGRESSIVE         S&P           SSgA
                                                                          STRUCTURED         500         SMALL-CAP
                                                                          ALLOCATION        INDEX          INDEX
                                                                           STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $         551  $  32,994,563  $  11,448,921
Changes From Operations:
 - Net investment income (loss)                                                      3        258,554         24,950
 - Net realized gain (loss) on investments                                          --      1,549,933        316,544
 - Net change in unrealized appreciation or depreciation on investments            (37)    (1,366,274)      (870,307)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (34)       442,213       (528,813)
Changes From Unit Transactions:
 - Contract purchases                                                            2,051      6,965,524        601,903
 - Contract withdrawals                                                           (326)    (3,800,644)      (480,308)
 - Contract transfers                                                               --     (3,653,697)       553,688
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           1,725       (488,817)       675,283
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,691        (46,604)       146,470
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                  2,242     32,947,959     11,595,391
Changes From Operations:
 - Net investment income (loss)                                                    745        523,126         59,327
 - Net realized gain (loss) on investments                                         116      1,576,108        731,568
 - Net change in unrealized appreciation or depreciation on investments            375      4,217,550        870,823
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  1,236      6,316,784      1,661,718
Changes From Unit Transactions:
 - Contract purchases                                                            3,564     10,685,039      1,319,303
 - Contract withdrawals                                                         (2,274)    (3,223,127)      (477,438)
 - Contract transfers                                                           12,407     20,062,893     (2,069,602)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          13,697     27,524,805     (1,227,737)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         14,933     33,841,589        433,981
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $      17,175  $  66,789,548  $  12,029,372
                                                                         =============  =============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                                                          LVIP
                                                                                            LVIP          T. ROWE
                                                                             LVIP          T. ROWE         PRICE          LVIP
                                                                             SSgA           PRICE       STRUCTURED      TEMPLETON
                                                                           SMALL-MID       GROWTH         MID-CAP        GROWTH
                                                                            CAP 200         STOCK         GROWTH           RPM
                                                                           STANDARD       STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   1,548,436  $   1,282,056  $   2,530,355  $   1,477,192
Changes From Operations:
 - Net investment income (loss)                                                 24,341           (420)        (4,953)        25,870
 - Net realized gain (loss) on investments                                     121,548         37,232         58,416         19,857
 - Net change in unrealized appreciation or depreciation on investments       (206,640)       (83,929)      (295,658)       (92,774)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (60,751)       (47,117)      (242,195)       (47,047)
Changes From Unit Transactions:
 - Contract purchases                                                          229,285        308,428      1,847,482        125,652
 - Contract withdrawals                                                       (239,826)       (68,493)      (226,886)       (60,594)
 - Contract transfers                                                          113,862        821,946        418,094       (141,892)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         103,321      1,061,881      2,038,690        (76,834)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         42,570      1,014,764      1,796,495       (123,881)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,591,006      2,296,820      4,326,850      1,353,311
Changes From Operations:
 - Net investment income (loss)                                                 42,765         (2,206)        (5,433)        25,515
 - Net realized gain (loss) on investments                                     209,030        299,195        310,789         42,718
 - Net change in unrealized appreciation or depreciation on investments        (29,918)       188,254        535,284        242,053
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                221,877        485,243        840,640        310,286
Changes From Unit Transactions:
 - Contract purchases                                                           62,269        296,643      1,006,776      1,163,256
 - Contract withdrawals                                                        (98,482)    (1,626,985)      (304,108)       (82,257)
 - Contract transfers                                                          194,528      1,749,931      3,705,097       (295,045)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         158,315        419,589      4,407,765        785,954
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        380,192        904,832      5,248,405      1,096,240
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,971,198  $   3,201,652  $   9,575,255  $   2,449,551
                                                                         =============  =============  =============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                                            LVIP           LVIP
                                                                           LVIP UBS       VANGUARD       VANGUARD
                                                                           LARGE CAP      DOMESTIC     INTERNATIONAL
                                                                            GROWTH         EQUITY         EQUITY
                                                                              RPM            ETF            ETF
                                                                           STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   6,304,466  $          --  $          --
Changes From Operations:
 - Net investment income (loss)                                                  8,431             15             --
 - Net realized gain (loss) on investments                                      40,133             --             --
 - Net change in unrealized appreciation or depreciation on investments       (470,276)           138             --
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (421,712)           153             --
Changes From Unit Transactions:
 - Contract purchases                                                          213,785            152             --
 - Contract withdrawals                                                       (485,308)           (16)            --
 - Contract transfers                                                        1,173,985          2,530             --
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         902,462          2,666             --
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        480,750          2,819             --
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              6,785,216          2,819             --
Changes From Operations:
 - Net investment income (loss)                                                 (7,210)        21,290          8,250
 - Net realized gain (loss) on investments                                     803,756          2,593             66
 - Net change in unrealized appreciation or depreciation on investments         83,749          2,720         15,118
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                880,295         26,603         23,434
Changes From Unit Transactions:
 - Contract purchases                                                          113,041      3,222,810          4,694
 - Contract withdrawals                                                       (556,228)      (159,054)        (4,073)
 - Contract transfers                                                       (5,307,627)    (2,607,203)       279,713
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (5,750,814)       456,553        280,334
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (4,870,519)       483,156        303,768
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,914,697  $     485,975  $     303,768
                                                                         =============  =============  =============

                                                                          M BUSINESS
                                                                          OPPORTUNITY     M CAPITAL    M INTERNATIONAL
                                                                             VALUE      APPRECIATION       EQUITY
                                                                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     146,126  $   1,012,559  $     1,844,639
Changes From Operations:
 - Net investment income (loss)                                                    614         (2,883)          33,797
 - Net realized gain (loss) on investments                                      (1,640)       158,399         (141,750)
 - Net change in unrealized appreciation or depreciation on investments         (7,017)      (231,652)         (20,327)
                                                                         -------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (8,043)       (76,136)        (128,280)
Changes From Unit Transactions:
 - Contract purchases                                                            8,823        144,724          113,575
 - Contract withdrawals                                                        (11,142)      (114,267)         (36,745)
 - Contract transfers                                                           11,057        177,022         (703,848)
                                                                         -------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           8,738        207,479         (627,018)
                                                                         -------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            695        131,343         (755,298)
                                                                         -------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                                                146,821      1,143,902        1,089,341
Changes From Operations:
 - Net investment income (loss)                                                  6,368            224           25,928
 - Net realized gain (loss) on investments                                       4,166         85,118          (29,831)
 - Net change in unrealized appreciation or depreciation on investments         94,805        110,107          263,443
                                                                         -------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                105,339        195,449          259,540
Changes From Unit Transactions:
 - Contract purchases                                                           41,777         85,831           78,790
 - Contract withdrawals                                                        (23,199)       (23,586)         (52,363)
 - Contract transfers                                                          807,129       (154,085)         175,268
                                                                         -------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         825,707        (91,840)         201,695
                                                                         -------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        931,046        103,609          461,235
                                                                         -------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,077,867  $   1,247,511  $     1,550,576
                                                                         =============  =============  ===============

                                                                                             MFS
                                                                                          VIT CORE          MFS
                                                                            M LARGE        EQUITY       VIT GROWTH
                                                                              CAP          INITIAL        INITIAL
                                                                            GROWTH          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     188,468  $     530,852  $   4,361,982
Changes From Operations:
 - Net investment income (loss)                                                     --          9,961         13,117
 - Net realized gain (loss) on investments                                       6,931          5,198         96,113
 - Net change in unrealized appreciation or depreciation on investments         (6,268)       (23,847)      (308,092)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    663         (8,688)      (198,862)
Changes From Unit Transactions:
 - Contract purchases                                                           63,902             --        938,684
 - Contract withdrawals                                                        (48,209)       (20,812)      (387,499)
 - Contract transfers                                                           53,265      1,582,184      5,345,245
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          68,958      1,561,372      5,896,430
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         69,621      1,552,684      5,697,568
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                258,089      2,083,536     10,059,550
Changes From Operations:
 - Net investment income (loss)                                                   (790)        13,823         (6,503)
 - Net realized gain (loss) on investments                                      12,239        238,275        316,331
 - Net change in unrealized appreciation or depreciation on investments         47,720         83,162      1,583,119
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 59,169        335,260      1,892,947
Changes From Unit Transactions:
 - Contract purchases                                                           45,176              2     14,537,296
 - Contract withdrawals                                                        (16,301)       (27,681)      (822,454)
 - Contract transfers                                                          363,742     (1,265,812)       599,839
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         392,617     (1,293,491)    14,314,681
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        451,786       (958,231)    16,207,628
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $     709,875  $   1,125,305  $  26,267,178
                                                                         =============  =============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                                         MFS VIT
                                                                           MFS VIT        TOTAL        MFS VIT        NB AMT
                                                                           RESEARCH       RETURN      UTILITIES     LARGE CAP
                                                                           INITIAL       INITIAL       INITIAL       VALUE I
                                                                            CLASS         CLASS         CLASS         CLASS
                                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     71,158  $  7,846,194  $  8,493,122  $    216,394
Changes From Operations:
 - Net investment income (loss)                                                   439       195,957       300,617          (657)
 - Net realized gain (loss) on investments                                      2,328        58,235       131,079       (30,368)
 - Net change in unrealized appreciation or depreciation on investments        (3,535)     (133,344)       80,572         5,163
                                                                         ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (768)      120,848       512,268       (25,862)
Changes From Unit Transactions:
 - Contract purchases                                                              --     1,278,749     1,380,841            --
 - Contract withdrawals                                                        (3,135)   (1,214,119)     (588,019)       (5,526)
 - Contract transfers                                                           8,079      (322,239)      188,033        76,499
                                                                         ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          4,944      (257,609)      980,855        70,973
                                                                         ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         4,176      (136,761)    1,493,123        45,111
                                                                         ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                                75,334     7,709,433     9,986,245       261,505
Changes From Operations:
 - Net investment income (loss)                                                   547       272,680       734,344         1,239
 - Net realized gain (loss) on investments                                      1,797       156,708       123,653         6,965
 - Net change in unrealized appreciation or depreciation on investments        10,250       560,233       539,028        41,072
                                                                         ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                12,594       989,621     1,397,025        49,276
Changes From Unit Transactions:
 - Contract purchases                                                              --     4,832,759     1,272,698         6,137
 - Contract withdrawals                                                        (2,684)   (1,103,964)     (339,015)       (8,781)
 - Contract transfers                                                          24,412       (26,928)      (51,654)      123,551
                                                                         ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         21,728     3,701,867       882,029       120,907
                                                                         ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        34,322     4,691,488     2,279,054       170,183
                                                                         ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $    109,656  $ 12,400,921  $ 12,265,299  $    431,688
                                                                         ============  ============  ============  ============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                                          NB AMT
                                                                            NB AMT       MID CAP     OPPENHEIMER
                                                                           MID CAP      INTRINSIC    MAIN STREET
                                                                           GROWTH I      VALUE I       FUND/VA
                                                                            CLASS         CLASS        CLASS A
                                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  9,189,771  $  5,504,949  $     49,666
Changes From Operations:
 - Net investment income (loss)                                               (18,780)       19,868           161
 - Net realized gain (loss) on investments                                  1,024,207       567,426           699
 - Net change in unrealized appreciation or depreciation on investments    (1,005,928)     (874,739)         (952)
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (501)     (287,445)          (92)
Changes From Unit Transactions:
 - Contract purchases                                                         153,983       359,191            --
 - Contract withdrawals                                                    (1,082,066)     (347,626)       (1,259)
 - Contract transfers                                                         794,614    (1,374,951)      127,273
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (133,469)   (1,363,386)      126,014
                                                                         ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (133,970)   (1,650,831)      125,922
                                                                         ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                             9,055,801     3,854,118       175,588
Changes From Operations:
 - Net investment income (loss)                                               (19,780)       18,435           693
 - Net realized gain (loss) on investments                                    711,629     1,107,130         9,066
 - Net change in unrealized appreciation or depreciation on investments       360,690      (553,942)       20,235
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             1,052,539       571,623        29,994
Changes From Unit Transactions:
 - Contract purchases                                                         201,173        70,146           160
 - Contract withdrawals                                                    (1,262,340)     (148,900)      (15,906)
 - Contract transfers                                                      (1,334,536)     (211,492)      182,400
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     (2,395,703)     (290,246)      166,654
                                                                         ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (1,343,164)      281,377       196,648
                                                                         ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $  7,712,637  $  4,135,495  $    372,236
                                                                         ============  ============  ============

                                                                           PIMCO VIT
                                                                           COMMODITY-
                                                                           REALRETURN      T. ROWE
                                                                            STRATEGY        PRICE
                                                                         ADMINISTRATIVE     EQUITY
                                                                             CLASS          INCOME
                                                                           SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $    2,262,537  $         --
Changes From Operations:
 - Net investment income (loss)                                                 696,820         4,765
 - Net realized gain (loss) on investments                                      (25,357)            2
 - Net change in unrealized appreciation or depreciation on investments      (1,106,944)       18,843
                                                                         --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (435,481)       23,610
Changes From Unit Transactions:
 - Contract purchases                                                         2,076,081        24,173
 - Contract withdrawals                                                        (203,030)       (2,504)
 - Contract transfers                                                         1,038,228       887,982
                                                                         --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        2,911,279       909,651
                                                                         --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       2,475,798       933,261
                                                                         --------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                               4,738,335       933,261
Changes From Operations:
 - Net investment income (loss)                                                 162,265        56,957
 - Net realized gain (loss) on investments                                      (15,337)       46,405
 - Net change in unrealized appreciation or depreciation on investments         100,644       261,931
                                                                         --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 247,572       365,293
Changes From Unit Transactions:
 - Contract purchases                                                         1,017,865       107,857
 - Contract withdrawals                                                        (188,285)     (109,590)
 - Contract transfers                                                           589,975     2,583,010
                                                                         --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        1,419,555     2,581,277
                                                                         --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,667,127     2,946,570
                                                                         --------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $    6,405,462  $  3,879,831
                                                                         ==============  ============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of five products as follows:

- Lincoln CVUL
- Lincoln CVUL Series III
- Lincoln Corporate Commitment VUL
- Lincoln Corporate Variable 4
- Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-nine available mutual funds (the Funds) of twenty diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Portfolio
     ABVPSF Growth and Income Class A Portfolio
     ABVPSF International Value Class A Portfolio
     ABVPSF Large Cap Growth Class A Portfolio
     ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Income & Growth Class I Fund
     American Century VP Inflation Protection Class II Fund
     American Century VP International Class I Fund
American Funds Insurance Series (American Funds):
     American Funds Bond Class 2 Fund**
     American Funds Global Growth Class 2 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 2 Fund
     American Funds International Class 2 Fund
     American Funds U.S. Government/AAA-Rated Securities Class 2 Fund BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Emerging Markets Standard Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP International Value Equity Standard Class Series** Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP U.S. Growth Standard Class Series
     Delaware VIP Value Standard Class Series
DWS Variable Series II (DWS):
     DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Investments VIT Funds (DWS):
     DWS Equity 500 Index VIP Class A Portfolio
     DWS Small Cap Index VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Service Class Portfolio
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Equity-Income Service Class Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP High Income Service Class Portfolio**
     Fidelity VIP Mid Cap Service Class Portfolio
     Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund FTVIPT Franklin U.S. Government Class 1 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     Goldman Sachs VIT Mid Cap Value Service Class Fund
Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Growth and Income Series I Fund
     Invesco V.I. International Growth Series I Fund**
     Invesco Van Kampen V.I. American Franchise Series I Fund**
Janus Aspen Series:
     Janus Aspen Series Balanced Institutional Class Portfolio
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Institutional Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio
     Janus Aspen Series Flexible Bond Institutional Class Portfolio
     Janus Aspen Series Flexible Bond Service Class Portfolio
     Janus Aspen Series Global Technology Service Class Portfolio
     Janus Aspen Series Worldwide Institutional Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities Standard Class Fund
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Emerging Markets Index RPM Standard Class Fund
     LVIP BlackRock Equity Dividend RPM Standard Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund
     LVIP Capital Growth Standard Class Fund
     LVIP Clarion Global Real Estate Standard Class Fund
     LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund
     LVIP Dimensional U.S. Equity Standard Class Fund
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund
     LVIP Global Income Standard Class Fund
     LVIP JPMorgan High Yield Standard Class Fund
     LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
     LVIP MFS International Growth Standard Class Fund
     LVIP MFS Value Standard Class Fund
     LVIP Mid-Cap Value Standard Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Protected Profile 2010 Standard Class Fund
     LVIP Protected Profile 2020 Standard Class Fund
     LVIP Protected Profile 2030 Standard Class Fund
     LVIP Protected Profile 2040 Standard Class Fund
     LVIP Protected Profile 2050 Standard Class Fund
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP SSgA Bond Index Standard Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund
     LVIP SSgA Conservative Structured Allocation Standard Class Fund
     LVIP SSgA Developed International 150 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund
     LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
     LVIP SSgA International Index Standard Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund
     LVIP SSgA Moderate Structured Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP Templeton Growth RPM Standard Class Fund
     LVIP UBS Large Cap Growth RPM Standard Class Fund
     LVIP Vanguard Domestic Equity ETF Standard Class Fund
     LVIP Vanguard International Equity ETF Standard Class Fund
M Fund, Inc. (M):
     M Business Opportunity Value Fund
     M Capital Appreciation Fund
     M International Equity Fund
     M Large Cap Growth Fund

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series
     MFS VIT Growth Initial Class Series
     MFS VIT Research Initial Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series
Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Large Cap Value I Class Portfolio
     NB AMT Mid Cap Growth I Class Portfolio
     NB AMT Mid Cap Intrinsic Value I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
     Oppenheimer Main Street Fund/VA Class A
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT CommodityRealReturn Strategy Administrative Class Fund Putnam Variable Trust (Putnam VT):
     Putnam VT Growth & Income Class IB Fund**
T. Rowe Price Equity Series, Inc. (T. Rowe Price):
     T. Rowe Price Equity Income Portfolio

*  Denotes an affiliate of the Company.
** Available fund with no money invested at December 31, 2012.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

Goldman Sachs VIT Strategic Mid Cap Value Service Class Fund Invesco Van Kampen V.I. Growth and Income Series I Fund
LVIP Dimensional Non-U.S. Equity Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund
LVIP Dimensional/Vanguard Total Bond Standard Class Fund LVIP Protected 2050 Profile Standard Class Fund
LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Vanguard International Equity ETF Standard Class Fund
T. Rowe Price Equity Income Portfolio

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                 NEW FUND NAME
--------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                     LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                     LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                     LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                     LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund             LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund    LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                 LVIP Protected Profile Moderate Standard Class Fund

During 2012, the Invesco Van Kampen V.I. American Franchise Series I Fund and the LVIP BlackRock Emerging Markets Index RPM Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

During 2012, the Invesco V.I. Capital Appreciation Series I Fund ceased to be available as an investment option to Variable Account Contract owners.

Also during 2012, the following funds changed their names:

PREVIOUS FUND NAME                                                 NEW FUND NAME
--------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio        DWS Alternative Asset Allocation VIP Class A Portfolio
Invesco Van Kampen V.I. Growth and Income Series I Fund            Invesco V.I. Growth and Income Series I Fund
LVIP Wells Fargo Intrinsic Value Standard Class Fund               LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Cohen & Steers Real Estate Standard Class Fund                LVIP Clarion Global Real Estate Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                     LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund              LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund           LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Templeton Growth Standard Class Fund                          LVIP Templeton Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                  NB AMT Large Cap Value I Class Portfolio
NB AMT Regency I Class Portfolio                                   NB AMT Mid Cap Intrinsic Value I Class Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statements of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

- Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)
- Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
- Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)
- Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
- Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $1,512,391 and $1,319,790 for the years ended December 31, 2012 and 2011, respectively.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2012 and 2011, amounted to $10,208,591 and $7,359,122, respectively.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2012 and 2011, amounted to $21,325,468 and $20,298,402, respectively.

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4 and Lincoln Corporate Variable 5 products. For the years ended December 31, 2012 and 2011, no transfer fees were deducted from the variable subaccounts.

3.  FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2012, follows:

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
           2012                 0.00%    0.40% $  11.54  $  13.22      104,556 $ 1,307,737      13.06%     13.52%        0.00%
           2011                 0.00%    0.40%    10.16     11.67       89,432     981,614     -23.53%    -23.23%        0.60%
           2010                 0.00%    0.40%    13.24     15.23       96,961   1,409,187      18.46%     18.93%        1.64%
           2009                 0.00%    0.40%    11.13     12.83      113,067   1,394,954      52.87%     53.49%        0.00%
           2008                 0.00%    0.70%     6.90      8.39       66,745     541,716     -47.74%    -47.37%        0.00%
ABVPSF GROWTH AND INCOME CLASS A
           2012                 0.00%    0.40%    12.81     15.89      175,967   2,445,207      17.06%     17.52%        0.66%
           2011                 0.00%    0.40%    10.90     13.54      706,997   7,901,744       5.89%      6.32%        1.33%
           2010                 0.00%    0.40%    10.25     12.75      730,566   7,742,161      12.64%     13.09%        0.00%
           2009                 0.00%    0.40%     9.06     11.28      650,419   6,124,141      20.34%     20.82%        4.04%
           2008                 0.00%    0.40%     7.50      9.37      672,107   5,320,855     -40.84%    -40.60%        2.12%
ABVPSF INTERNATIONAL VALUE CLASS A
           2012                 0.00%    0.40%     7.53      7.74      187,880   1,449,208      14.08%     14.53%        1.75%
           2011                 0.00%    0.40%     6.60      6.75      149,085   1,004,547     -19.57%    -19.25%        2.01%
           2010                 0.00%    0.40%     8.21      8.36      763,450   6,380,845       4.18%      4.59%        2.78%
           2009                 0.00%    0.40%     7.88      8.00    1,275,666  10,189,191      34.14%     34.68%        1.73%
           2008                 0.00%    0.40%     5.88      5.94      724,271   4,297,109     -53.37%    -53.18%        1.14%
ABVPSF LARGE CAP GROWTH CLASS A
           2012                 0.10%    0.40%    12.87     15.26       17,610     243,945      15.92%     16.26%        0.31%
           2011                 0.10%    0.40%    11.10     13.13       11,142     133,496      -3.43%     -3.14%        0.32%
           2010                 0.10%    0.40%    11.49     13.56        9,051     111,184       9.66%      9.99%        0.63%
           2009                 0.10%    0.40%    10.48     12.44       20,440     225,571      36.97%     37.38%        0.16%
           2008                 0.10%    0.40%     7.65      9.08       21,350     175,062     -39.90%    -39.72%        0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
           2012                 0.00%    0.70%    15.09     27.32      983,297  15,722,697      17.92%     18.75%        0.57%
           2011                 0.00%    0.70%    12.70     23.10    1,027,240  14,603,849      -9.03%     -8.39%        0.53%
           2010                 0.00%    0.70%    13.87     25.32      759,523  12,350,888      26.02%     26.91%        0.42%
           2009                 0.00%    0.70%    10.93     20.03      532,537   6,617,883      41.86%     42.86%        0.95%
           2008                 0.00%    0.70%     7.65     14.08      453,393   4,392,610     -36.03%    -35.58%        0.68%
AMERICAN CENTURY VP INCOME & GROWTH CLASS I
           2012                 0.00%    0.40%    12.21     15.76      251,674   3,578,005      14.29%     14.74%        1.86%
           2011                 0.00%    0.40%    10.64     13.75      467,080   5,624,870       2.70%      3.11%        1.61%
           2010                 0.00%    0.40%    10.32     13.35      368,688   4,415,204      13.69%     14.15%        1.55%
           2009                 0.00%    0.40%     9.04     11.71      305,621   3,370,886      17.63%     18.10%        5.01%
           2008                 0.00%    0.40%     7.65      9.93      397,756   3,588,965     -34.85%    -34.59%        2.05%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
           2012                 0.00%    0.40% $  12.56  $  16.41    1,482,319 $22,635,738       6.96%      7.39%        2.53%
           2011                 0.00%    0.40%    11.72     15.29    1,228,115  17,218,465      11.30%     11.74%        4.00%
           2010                 0.00%    0.40%    12.64     13.70      993,607  12,622,678       4.68%      5.10%        1.63%
           2009                 0.00%    0.40%    12.02     13.05      857,478  10,715,720       9.80%     10.24%        1.93%
           2008                 0.00%    0.40%    10.91     11.85      500,536   5,748,458      -1.99%     -1.60%        4.71%
AMERICAN CENTURY VP INTERNATIONAL CLASS I
           2012                 0.00%    0.70%    11.84     18.93      171,520   2,446,908      20.32%     21.16%        0.94%
           2011                 0.00%    0.70%     9.79     15.68      233,029   2,548,934     -12.39%    -12.04%        1.31%
           2010                 0.00%    0.40%    12.49     17.90      188,628   2,445,152      12.84%     13.29%        2.51%
           2009                 0.00%    0.70%    11.07     15.86      402,613   4,661,857      32.83%     33.76%        1.95%
           2008                 0.00%    0.70%     8.31     11.91      446,394   3,846,683     -45.21%    -44.82%        0.84%
AMERICAN FUNDS BOND CLASS 2
           2012                 0.00%    0.00%       --        --           --          --       0.00%      0.00%        0.46%
           2011                 0.20%    0.20%       --        --          219       2,424       0.00%      0.00%        2.91%
           2010                 0.40%    0.70%    16.12     16.63          164       2,717       5.70%      5.98%        2.96%
           2009                 0.40%    0.70%    15.25     15.69          179       2,805      11.82%     12.14%        3.09%
           2008                 0.40%    0.70%    13.64     13.99          296       4,137      -9.98%     -9.72%        5.45%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
           2012                 0.00%    0.70%    12.17     19.89      624,493  10,888,407      21.71%     22.56%        0.98%
           2011                 0.00%    0.70%     9.95     16.25      590,366   8,774,372      -9.52%     -8.89%        1.27%
           2010                 0.00%    0.70%    14.38     17.85      634,578  10,442,333      10.97%     11.75%        1.45%
           2009                 0.00%    0.70%    12.86     15.99      691,576  10,272,642      41.31%     42.30%        1.32%
           2008                 0.00%    0.70%     9.04     11.25      749,320   7,906,680     -38.82%    -38.39%        1.81%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
           2012                 0.00%    0.70%    10.97     28.00      543,147   8,323,274      17.35%     18.18%        1.31%
           2011                 0.00%    0.70%     9.30     23.79      547,316   7,385,546     -19.71%    -19.14%        1.26%
           2010                 0.00%    0.70%    14.93     29.54      557,157   9,478,304      21.56%     22.41%        1.72%
           2009                 0.00%    0.70%    12.19     24.23      504,295   7,132,381      60.17%     61.30%        0.32%
           2008                 0.00%    0.70%     7.56     15.08      388,181   3,654,530     -53.85%    -53.52%        0.00%
AMERICAN FUNDS GROWTH CLASS 2
           2012                 0.00%    0.70%    12.58     18.22    2,850,093  42,424,004      17.07%     17.89%        0.79%
           2011                 0.00%    0.70%    10.74     15.47    3,143,231  40,378,819      -4.95%     -4.28%        0.58%
           2010                 0.00%    0.70%    12.19     16.22    3,930,730  52,738,789      17.85%     18.68%        0.73%
           2009                 0.00%    0.70%    10.27     13.72    3,928,782  45,556,997      38.44%     39.41%        0.68%
           2008                 0.00%    0.70%     7.37      9.88    3,083,928  26,878,115     -44.36%    -43.97%        0.89%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
           2012                 0.00%    0.70%    12.23     17.49      719,482   9,988,797      16.66%     17.48%        1.70%
           2011                 0.00%    0.70%    10.44     14.94      622,907   7,944,385      -2.52%     -1.83%        1.42%
           2010                 0.00%    0.70%    11.28     15.28      807,149  10,803,734      10.65%     11.43%        1.36%
           2009                 0.00%    0.70%    10.13     13.77    1,022,864  12,765,294      30.33%     31.24%        1.65%
           2008                 0.00%    0.70%     7.72     10.53      997,164   9,539,741     -38.28%    -37.85%        1.83%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
           2012                 0.00%    0.70%    12.64     23.14      572,156   9,816,835      12.91%     13.70%        7.49%
           2011                 0.00%    0.70%    11.14     20.44      494,342   7,633,914       1.21%      1.92%        7.90%
           2010                 0.00%    0.70%    13.74     20.13      473,505   7,202,105      14.27%     15.07%        6.15%
           2009                 0.00%    0.70%    11.94     17.57      531,861   7,211,174      37.98%     38.94%        6.08%
           2008                 0.00%    0.70%     8.59     12.69      709,208   7,106,302     -24.37%    -23.84%        8.12%
AMERICAN FUNDS INTERNATIONAL CLASS 2
           2012                 0.00%    0.70%    10.88     21.76    3,858,173  59,619,065      17.08%     17.91%        1.62%
           2011                 0.00%    0.70%     9.24     18.53    3,533,956  48,177,959     -14.56%    -13.96%        1.73%
           2010                 0.00%    0.70%    13.81     21.62    2,742,999  44,770,341       6.49%      7.23%        2.18%
           2009                 0.00%    0.70%    12.88     20.24    2,147,527  33,814,024      42.07%     43.07%        1.49%
           2008                 0.00%    0.70%     9.00     14.20    2,036,302  23,693,090     -42.53%    -42.12%        2.09%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
           2012                 0.00%    0.70%    11.40     18.61    1,015,321  14,356,034       1.19%      1.90%        0.88%
           2011                 0.00%    0.70%    11.21     18.34    1,411,039  18,515,196       6.82%      7.58%        1.95%
           2010                 0.00%    0.70%    12.91     17.11    1,273,429  15,999,592       5.01%      5.75%        1.83%
           2009                 0.00%    0.70%    12.21     16.25    1,011,492  13,023,384       1.79%      2.50%        2.01%
           2008                 0.00%    0.70%    11.91     15.91    1,700,341  21,825,219       6.88%      7.63%        3.34%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
           2012                 0.00%    0.40% $  13.52  $  13.72      183,613 $ 2,506,120       9.84%     10.28%        1.11%
           2011                 0.00%    0.70%    12.21     12.44      239,418   2,967,872      -4.17%     -3.49%        3.35%
           2010                 0.00%    0.70%    12.80     12.89      112,339   1,447,377       9.62%     10.05%        1.25%
           2009 6/8/09          0.00%    0.40%    11.68     11.71      136,470   1,595,380       6.44%     13.76%        2.20%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
           2012                 0.00%    0.70%    11.91     18.95    2,415,687  41,180,237       6.45%      7.19%        2.98%
           2011                 0.00%    0.70%    11.13     17.69    1,979,341  31,669,406       5.65%      6.39%        4.12%
           2010                 0.00%    0.70%    15.06     16.65    1,804,385  27,470,902       7.30%      8.06%        4.60%
           2009                 0.00%    0.70%    13.94     15.42    1,523,818  21,607,556      26.07%     26.96%        5.37%
           2008                 0.00%    0.70%    10.98     12.16    1,148,077  12,773,937      -5.21%     -4.54%        3.92%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
           2012                 0.00%    0.40%    10.72     29.31    1,524,025  29,148,755      13.98%     14.44%        0.95%
           2011                 0.00%    0.70%     9.38     25.64    1,242,400  21,128,096     -20.34%    -19.78%        1.87%
           2010                 0.00%    0.70%    19.01     31.99    1,137,342  24,997,004      18.02%     18.49%        0.72%
           2009                 0.00%    0.70%    16.04     27.03      961,520  18,662,535      77.40%     78.12%        1.16%
           2008                 0.00%    0.40%     9.01     15.19      727,779   8,566,160     -51.75%    -51.56%        1.53%
DELAWARE VIP HIGH YIELD STANDARD CLASS
           2012                 0.00%    0.70%    13.21     22.52    1,376,976  23,607,181      17.00%     17.82%        8.38%
           2011                 0.00%    0.70%    11.23     19.14    1,162,557  16,229,395       1.67%      2.38%        8.29%
           2010                 0.00%    0.70%    15.08     18.74    1,153,541  15,825,259      14.51%     15.32%        6.98%
           2009                 0.00%    0.70%    13.08     16.32      672,287  10,237,638      47.93%     48.97%        7.17%
           2008                 0.00%    0.70%     8.78     11.00      618,485   6,527,752     -24.70%    -24.17%        8.54%
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
           2012                 0.00%    0.00%       --        --           --          --       0.00%      0.00%        2.51%
           2011                 0.20%    0.20%       --        --          264       2,446       0.00%      0.00%        1.24%
           2010                 0.40%    0.40%    18.09     18.09          173       3,132      10.51%     10.51%        3.74%
           2009                 0.40%    0.40%    16.37     16.37          188       3,076      34.19%     34.19%        7.77%
           2008                 0.40%    0.40%    12.20     12.20          321       3,921     -42.65%    -42.65%        2.37%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
           2012                 0.00%    0.40%    13.33     13.60      926,248  12,564,557       2.36%      2.77%        1.69%
           2011                 0.00%    0.40%    13.02     13.24      607,469   8,023,315       2.50%      2.91%        1.87%
           2010                 0.00%    0.40%    12.70     12.86      362,785   4,655,597       4.02%      4.44%        2.24%
           2009                 0.00%    0.40%    12.21     12.32      100,848   1,237,425      12.34%     12.79%        3.61%
           2008                 0.00%    0.40%    10.87     10.95       90,637     986,396      -0.69%     -0.29%        4.65%
DELAWARE VIP REIT STANDARD CLASS
           2012                 0.00%    0.70%    14.94     41.49    1,154,059  20,067,406      16.13%     16.94%        1.40%
           2011                 0.00%    0.70%    12.80     35.62      834,774  13,323,585      10.18%     10.96%        1.40%
           2010                 0.00%    0.70%    11.64     32.23      880,179  13,061,425      26.10%     26.99%        2.75%
           2009                 0.00%    0.70%     9.16     25.48      891,397  10,935,440      22.45%     23.31%        4.53%
           2008                 0.00%    0.70%     7.43     20.75      740,472   8,097,154     -35.51%    -35.06%        2.24%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
           2012                 0.00%    0.70%    13.46     34.22    1,781,971  30,655,345      13.11%     13.90%        0.57%
           2011                 0.00%    0.70%    11.84     30.17    1,542,443  23,646,619      -2.02%     -1.33%        0.51%
           2010                 0.00%    0.70%    13.52     30.70    1,329,795  21,960,314      31.35%     32.27%        0.62%
           2009                 0.00%    0.70%    10.22     23.30    1,183,479  15,404,745      30.91%     31.83%        1.08%
           2008                 0.00%    0.70%     7.75     17.75    1,386,606  14,954,392     -30.37%    -29.88%        0.73%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
           2012                 0.00%    0.40%    15.29     21.07      512,295   9,133,887      10.58%     11.02%        0.20%
           2011                 0.00%    0.40%    13.82     19.06      393,772   6,239,885       7.70%      8.13%        1.09%
           2010 10/8/10         0.00%    0.70%    12.82     17.69      171,626   2,570,616      13.59%     13.77%        0.00%
DELAWARE VIP TREND STANDARD CLASS
           2009                 0.00%    0.70%    10.33     12.96      212,489   2,437,938      53.65%     54.73%        0.00%
           2008                 0.00%    0.70%     6.68      8.41      149,206   1,103,702     -47.11%    -46.74%        0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
           2012                 0.00%    0.40%    13.99     17.03      303,049   4,328,668      16.00%     16.23%        0.00%
           2011                 0.00%    0.20%    12.03     14.67       73,138     895,199       7.41%      7.63%        0.25%
           2010                 0.00%    0.40%    11.18     13.64       50,355     581,635      13.60%     13.90%        0.07%
           2009                 0.00%    0.40%     9.82     12.00       39,314     399,422      42.77%     43.30%        0.28%
           2008                 0.00%    0.40%     6.85      8.39       29,735     213,031     -42.89%    -42.66%        0.03%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP VALUE STANDARD CLASS
           2012                 0.00%    0.40% $  13.89  $  18.23    2,333,730 $33,901,749      14.27%     14.73%        2.13%
           2011                 0.00%    0.40%    12.11     15.90    1,335,255  16,825,463       9.10%      9.54%        1.81%
           2010                 0.00%    0.40%    11.05     14.53    1,308,475  14,962,985      15.16%     15.63%        2.32%
           2009                 0.00%    0.70%     9.56     12.60    1,077,238  10,696,696      17.14%     17.96%        3.18%
           2008                 0.00%    0.70%     8.10     10.72      787,077   6,810,789     -33.89%    -33.42%        2.66%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
           2012                 0.00%    0.00%    13.93     13.93       44,244     616,188       9.72%      9.72%        3.43%
           2011                 0.00%    0.00%    12.69     12.69       20,050     254,495      -2.87%     -2.87%        1.46%
           2010                 0.00%    0.00%    13.07     13.07       51,666     675,151      12.46%     12.46%        0.97%
           2009 5/29/09         0.00%    0.00%    11.62     11.62       30,983     360,004      12.27%     12.27%        0.00%
DWS EQUITY 500 INDEX VIP CLASS A
           2012                 0.00%    0.40%    12.28     17.33    9,035,001  148,722,696     15.24%     15.70%        1.73%
           2011                 0.00%    0.40%    10.66     15.03    9,792,893  139,291,296      1.43%      1.83%        1.58%
           2010                 0.00%    0.70%    10.51     14.81   10,795,660  149,382,865     13.90%     14.70%        1.86%
           2009                 0.00%    0.70%     9.20     12.96   11,475,664  138,899,215     25.44%     26.32%        2.94%
           2008                 0.00%    0.70%     7.31     10.30   10,156,700   96,570,761    -37.59%    -37.15%        2.48%
DWS SMALL CAP INDEX VIP CLASS A
           2012                 0.00%    0.70%    12.78     21.43    4,656,437  97,138,873      15.44%     16.25%        0.90%
           2011                 0.00%    0.70%    11.02     18.50    4,811,099  84,558,349      -5.08%     -4.41%        0.83%
           2010                 0.00%    0.70%    12.30     19.42    5,171,405  96,007,107      25.51%     26.39%        0.88%
           2009                 0.00%    0.70%     9.73     15.42    5,302,316  79,710,356      25.69%     26.57%        1.88%
           2008                 0.00%    0.70%     7.69     12.23    4,040,124  48,007,546     -34.58%    -34.12%        1.69%
FIDELITY VIP ASSET MANAGER SERVICE CLASS
           2012                 0.00%    0.40%    11.95     16.20      251,661   3,837,313      11.98%     12.43%        1.34%
           2011                 0.00%    0.40%    10.65     14.43      242,758   3,245,862      -3.08%     -2.69%        2.05%
           2010                 0.00%    0.40%    13.27     14.84      211,759   2,978,267      13.69%     14.14%        1.45%
           2009                 0.00%    0.40%    11.63     13.02      192,578   2,430,690      28.43%     28.94%        2.09%
           2008                 0.00%    0.40%     9.02     10.10      221,868   2,177,062     -29.10%    -28.82%        2.54%
FIDELITY VIP CONTRAFUND SERVICE CLASS
           2012                 0.00%    0.70%    12.46     20.09    2,816,325  43,054,991      15.50%     16.31%        1.27%
           2011                 0.00%    0.70%    10.75     17.34    2,869,074  38,366,042      -3.32%     -2.64%        0.95%
           2010                 0.00%    0.70%    12.59     17.89    2,404,652  34,266,020      16.29%     17.11%        1.11%
           2009                 0.00%    0.70%    10.75     15.33    2,450,468  31,264,706      34.72%     35.66%        1.16%
           2008                 0.00%    0.70%     7.92     11.35    2,687,660  26,636,902     -43.01%    -42.61%        0.88%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
           2012                 0.10%    0.40%    16.02     16.10      612,995   9,822,186      16.72%     17.07%        3.03%
           2011                 0.10%    0.40%    13.73     13.76      657,260   9,031,948       0.46%      0.76%        2.44%
           2010                 0.10%    0.40%    13.65     13.70      670,881   9,166,651      14.63%     14.97%        1.84%
           2009                 0.10%    0.40%    10.52     11.95      696,614   7,907,080      29.51%     29.90%        1.95%
           2008                 0.10%    0.40%     8.11      9.23      829,588   7,314,548     -42.93%    -42.76%        2.84%
FIDELITY VIP GROWTH SERVICE CLASS
           2012                 0.00%    0.40%    10.67     15.34      629,014   8,200,027      14.09%     14.54%        0.51%
           2011                 0.00%    0.70%     9.35     13.44      643,569   7,411,606      -0.56%      0.14%        0.27%
           2010                 0.00%    0.70%     9.38     13.48      616,177   7,088,620      23.19%     24.06%        0.11%
           2009                 0.00%    0.70%     7.59     10.91    1,259,182  10,291,431      27.23%     28.15%        0.26%
           2008                 0.00%    0.70%     5.95      8.55    1,927,670  12,843,890     -47.60%    -47.23%        0.71%
FIDELITY VIP HIGH INCOME SERVICE CLASS
           2012                 0.00%    0.00%       --        --           --          --       0.00%      0.00%        0.06%
           2011                 0.20%    0.20%       --        --          397       4,509       0.00%      0.00%        6.60%
           2010                 0.40%    0.70%    14.08     14.54          342       4,959      12.99%     13.34%        7.62%
           2009                 0.40%    0.70%    12.46     12.83          370       4,739      42.77%     43.19%        7.88%
           2008                 0.40%    0.70%     8.73      8.96          554       4,954     -25.59%    -25.37%        8.55%
FIDELITY VIP MID CAP SERVICE CLASS
           2012                 0.00%    0.70%    12.32     17.62    1,422,886  23,085,183      13.95%     14.75%        0.50%
           2011                 0.00%    0.70%    13.25     15.37    1,548,293  22,059,478     -11.34%    -10.72%        0.16%
           2010                 0.00%    0.70%    14.84     17.24    1,460,689  23,662,772      27.81%     28.70%        0.28%
           2009                 0.00%    0.70%    11.53     13.41    1,408,060  17,831,389      39.04%     40.01%        0.54%
           2008                 0.00%    0.70%     8.24      9.58    1,482,642  13,679,118     -39.93%    -39.51%        0.35%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS
           2012                 0.00%    0.70% $  11.07  $  17.61      555,605 $ 7,084,326      19.70%     20.54%        1.95%
           2011                 0.00%    0.70%     9.20     14.67      555,870   6,051,005     -17.81%    -17.23%        1.35%
           2010                 0.00%    0.70%    11.97     17.79      519,986   6,956,111      12.20%     12.99%        1.44%
           2009                 0.00%    0.70%    10.63     15.81      426,414   5,104,113      25.56%     26.44%        1.61%
           2008                 0.00%    0.70%     8.24     12.55      585,889   5,448,181     -44.26%    -43.86%        2.61%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
           2012                 0.00%    0.70%    14.15     14.81      703,884  10,392,148      12.12%     12.91%        7.21%
           2011                 0.00%    0.70%    12.62     13.12      549,262   7,179,261       2.00%      2.71%        6.93%
           2010                 0.00%    0.70%    12.37     12.77      303,791   3,857,969      12.08%     12.87%        8.14%
           2009                 0.00%    0.70%    11.04     11.32      207,082   2,330,106      34.94%     35.88%        8.95%
           2008                 0.00%    0.70%     8.18      8.33      371,115   3,077,033     -29.90%    -29.41%        5.34%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
           2012                 0.00%    0.70%    14.01     18.18      149,930   2,156,688      10.34%     11.12%        0.00%
           2011                 0.00%    0.70%    12.61     16.43      132,283   1,799,306      -5.26%     -4.59%        0.00%
           2010                 0.00%    0.70%    13.21     17.29      122,575   1,761,415      27.05%     27.94%        0.00%
           2009                 0.00%    0.70%    10.33     13.57      110,826   1,350,442      42.94%     43.95%        0.00%
           2008                 0.00%    0.70%     7.18      9.46      143,909   1,273,916     -42.75%    -42.34%        0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
           2012                 0.20%    0.35%    12.42     12.47       39,172     488,555      10.46%     10.63%        0.00%
           2011                 0.20%    0.35%    11.27     11.27       16,833     189,755      -5.02%     -5.02%        0.00%
           2010                 0.20%    0.70%    11.06     11.41      155,190   1,835,791      26.73%     27.11%        0.00%
           2009                 0.40%    0.70%     8.72      8.98       44,862     401,331      42.57%     43.00%        0.00%
           2008                 0.40%    0.70%     6.12      6.28       55,083     344,872     -42.90%    -42.72%        0.00%
FTVIPT FRANKLIN U.S. GOVERNMENT CLASS 1
           2012                 0.00%    0.40%    13.10     13.40      597,935   8,007,318       1.71%      2.12%        2.62%
           2011                 0.00%    0.40%    12.88     13.12      419,213   5,497,270       5.53%      5.96%        3.58%
           2010                 0.00%    0.40%    12.20     12.38      213,272   2,638,910       5.13%      5.56%        3.14%
           2009                 0.00%    0.40%    11.61     11.73      162,900   1,904,687       2.93%      3.34%        4.54%
           2008 1/24/08         0.00%    0.40%    11.28     11.35       22,663     257,012       5.78%      6.02%        0.61%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
           2012                 0.00%    0.40%    11.63     11.94      896,797  10,690,112      14.15%     14.61%        2.32%
           2011                 0.00%    0.40%    10.19     10.42      948,713   9,867,957      -1.19%     -0.79%        2.76%
           2010                 0.00%    0.40%    10.31     10.50      832,441   8,729,446      11.03%     11.47%        1.87%
           2009                 0.00%    0.40%     9.29      9.42      733,901   6,907,786      25.84%     26.35%        2.42%
           2008                 0.00%    0.40%     7.38      7.46      578,473   4,310,873     -37.19%    -36.93%        3.59%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
           2012                 0.20%    0.20%    11.39     11.39       36,611     417,042      18.00%     18.00%        1.99%
           2011                 0.20%    0.40%     9.65     13.78       18,182     177,153     -10.99%    -10.81%        2.64%
           2010                 0.20%    0.40%    15.48     15.48      143,954   1,803,325       7.97%      7.97%        1.86%
           2009                 0.40%    0.40%    14.34     14.34       89,656   1,285,307      36.50%     36.50%        3.67%
           2008                 0.40%    0.40%    10.50     10.50       89,628     941,362     -40.62%    -40.62%        2.39%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 2
           2009                 0.40%    0.40%    17.71     17.71        7,030     124,498      21.32%     21.32%       12.74%
           2008                 0.40%    0.40%    14.60     14.60        9,550     139,418     -25.40%    -25.40%       10.40%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
           2012                 0.00%    0.40%    20.28     20.92      468,299   8,652,297      14.85%     15.31%        6.27%
           2011                 0.00%    0.40%    17.66     18.14      397,512   7,142,999      -1.01%     -0.61%        5.46%
           2010                 0.00%    0.40%    17.84     18.25      428,553   7,753,533      14.25%     14.71%        1.49%
           2009                 0.00%    0.40%    15.61     15.91      378,538   5,971,620      18.51%     18.98%       14.49%
           2008                 0.00%    0.40%    13.18     13.38      267,708   3,557,825       6.04%      6.46%        3.77%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
           2012                 0.00%    0.70%    11.86     16.59      136,756   1,911,987      20.55%     21.40%        2.29%
           2011                 0.00%    0.70%     9.77     13.72      143,495   1,648,441      -7.45%     -6.80%        1.57%
           2010                 0.00%    0.70%    10.48     14.78      141,697   1,763,070       6.99%      7.74%        1.80%
           2009                 0.00%    0.70%     9.73     13.77      143,306   1,733,719      30.42%     31.33%        3.67%
           2008                 0.00%    0.70%     7.41     10.53      212,331   2,028,296     -42.54%    -42.13%        2.05%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
           2012                 0.20%    0.20% $  11.88  $  11.88        2,702 $    32,097      20.83%     20.83%        0.89%
           2011                 0.20%    0.20%     9.83      9.83          697       6,850      -7.16%     -7.16%        2.27%
           2010                 0.20%    0.40%    15.87     15.87        4,760      51,989       6.96%      6.96%        1.26%
           2009                 0.40%    0.40%    14.84     14.84        1,456      21,616      30.58%     30.58%        4.89%
           2008                 0.40%    0.40%    11.37     11.37        6,249      71,026     -42.55%    -42.55%        1.49%
GOLDMAN SACHS VIT MID CAP VALUE SERVICE CLASS
           2012                 0.00%    0.00%    12.52     12.52      110,107   1,378,548      18.19%     18.19%        1.58%
           2011 11/11/11        0.00%    0.00%    10.59     10.59        4,558      48,289      -2.52%     -2.52%        0.62%
INVESCO V.I. GROWTH AND INCOME SERIES I
           2012                 0.00%    0.00%    12.18     12.18       15,078     183,593      14.63%     14.63%        2.14%
           2011 11/11/11        0.00%    0.00%    10.62     10.62        3,680      39,092       1.08%      1.08%        0.00%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
           2008                 0.40%    0.70%    13.38     14.76        4,060      54,870     -40.80%    -40.62%        0.61%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
           2008                 0.40%    0.70%     7.14      8.68        5,210      40,865     -42.89%    -42.72%        0.00%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
           2012                 0.20%    0.35%    11.97     12.02      207,663   2,496,685      13.22%     13.39%        3.11%
           2011                 0.20%    0.40%    10.60     17.43      124,994   1,327,443       1.23%      1.44%        2.46%
           2010                 0.20%    0.70%    17.22     17.86       54,836     584,043       7.63%      7.95%        2.19%
           2009                 0.40%    0.70%    15.95     16.59      138,920   2,215,861      25.01%     25.38%        2.71%
           2008                 0.40%    0.70%    12.72     13.27      235,308   2,993,388     -16.43%    -16.17%        2.56%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
           2012                 0.10%    0.70%    18.43     19.53      183,371   3,423,502      12.58%     13.26%        2.60%
           2011                 0.10%    0.70%    16.37     17.24      192,377   3,274,014       0.65%      1.25%        2.19%
           2010                 0.10%    0.70%    16.27     17.03      192,661   3,242,644       7.37%      8.01%        2.70%
           2009                 0.10%    0.70%    15.15     15.76      235,933   3,689,775      24.71%     25.46%        2.61%
           2008                 0.10%    0.70%    12.15     12.57      266,146   3,325,259     -16.65%    -16.14%        2.39%
JANUS ASPEN SERIES ENTERPRISE INSTITUTIONAL CLASS
           2012                 0.20%    0.35%    13.54     13.59      293,132   3,984,453      16.88%     17.06%        0.00%
           2011                 0.20%    0.40%    10.04     11.61      265,728   3,083,712      -1.81%     -1.62%        0.00%
           2010                 0.20%    0.70%    10.22     13.20      444,205   5,207,081      24.98%     25.35%        0.07%
           2009                 0.40%    0.70%     8.15     10.56      398,187   3,248,288      43.83%     44.25%        0.00%
           2008                 0.40%    0.70%     5.65      7.34      451,362   2,552,567     -44.11%    -43.95%        0.25%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
           2012                 0.10%    0.40%    21.35     23.73      140,399   3,052,238      16.52%     16.87%        0.00%
           2011                 0.10%    0.40%    18.32     20.37      146,809   2,745,187      -2.04%     -1.75%        0.00%
           2010                 0.10%    0.40%    18.70     20.79      152,690   2,914,963      25.02%     25.39%        0.00%
           2009                 0.10%    0.40%    14.96     16.63      152,027   2,323,524      43.87%     44.30%        0.00%
           2008                 0.10%    0.40%    10.39     11.56      318,900   3,473,960     -44.08%    -43.91%        0.05%
JANUS ASPEN SERIES FLEXIBLE BOND INSTITUTIONAL CLASS
           2012                 0.20%    0.20%    12.16     12.16    5,527,861  67,199,759       8.12%      8.12%        3.49%
           2011                 0.20%    0.20%    11.24     11.24    5,458,757  61,374,988       6.53%      6.53%        3.84%
           2010                 0.20%    0.40%    19.93     19.93    5,435,348  57,780,210       7.54%      7.54%        5.36%
           2009                 0.40%    0.40%    18.53     18.53      142,679   2,643,866      12.77%     12.77%        4.32%
           2008                 0.40%    0.40%    16.43     16.43      184,466   3,031,231       5.60%      5.60%        4.58%
JANUS ASPEN SERIES FLEXIBLE BOND SERVICE CLASS
           2012                 0.00%    0.70%    16.38     19.28      891,196  14,778,368       7.34%      8.09%        2.86%
           2011                 0.00%    0.70%    15.24     17.91      530,640   8,377,751       5.65%      6.39%        3.22%
           2010                 0.00%    0.70%    14.32     16.90      618,372   9,276,558       6.98%      7.73%        3.50%
           2009                 0.00%    0.70%    13.29     15.75      505,466   7,120,632      12.19%     12.98%        4.38%
           2008                 0.00%    0.70%    11.77     14.00      392,569   4,939,318       4.97%      5.71%        3.76%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
           2012                 0.20%    0.20%    12.66     12.66       17,678     223,756      18.91%     18.91%        0.00%
           2011                 0.20%    0.20%    10.64     10.64        4,286      45,619      -8.84%     -8.84%        0.00%
           2010 3/29/10         0.20%    0.20%    11.68     11.68        6,322      73,824      16.77%     16.77%        0.00%
           2009                 0.40%    0.40%     5.28      5.28       34,504     182,012      56.27%     56.27%        0.00%
           2008                 0.40%    0.40%     3.38      3.38       34,429     116,219     -44.20%    -44.20%        0.08%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
           2012                 0.20%    0.35% $  11.27  $  11.32       49,943 $   565,231      19.66%     19.84%        1.17%
           2011                 0.20%    0.40%     8.32      9.44       28,450     267,816     -14.08%    -13.91%        0.41%
           2010                 0.20%    0.70%     9.69     10.77      130,208   1,423,786      15.03%     15.37%        0.64%
           2009                 0.40%    0.70%     8.40      9.37       89,072     757,198      36.74%     37.15%        1.38%
           2008                 0.40%    0.70%     6.12      6.85      154,720     954,500     -45.05%    -44.88%        1.19%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
           2012                 0.20%    0.40%    13.95     13.95       32,188     394,422      19.38%     19.38%        0.80%
           2011                 0.40%    0.40%    10.12     11.69       31,145     315,243     -14.33%    -14.33%        0.45%
           2010                 0.40%    0.40%    11.81     13.64       36,628     432,807      15.00%     15.06%        0.49%
           2009                 0.40%    0.40%    10.27     11.86       36,078     370,556      36.86%     36.86%        1.15%
           2008                 0.40%    0.40%     7.50      8.67       36,071     274,874     -45.03%    -45.03%        1.03%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
           2012                 0.00%    0.40%    15.44     17.75      196,551   3,042,571      18.06%     18.54%        1.49%
           2011                 0.00%    0.40%    13.02     15.03      148,369   1,939,564       3.88%      4.29%        0.00%
           2010                 0.00%    0.40%    12.49     14.47      110,607   1,407,916      26.19%     26.70%        0.00%
           2009                 0.00%    0.40%     9.86     11.47      102,266   1,029,670      38.12%     38.67%        0.00%
           2008                 0.00%    0.40%     7.11      8.30       51,900     384,422     -39.23%    -38.98%        0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
           2012                 0.00%    0.70%    14.40     27.59    1,410,732  24,345,474      17.42%     18.24%        1.19%
           2011                 0.00%    0.70%    12.20     23.42    1,038,943  15,883,551       3.30%      4.02%        0.00%
           2010                 0.00%    0.70%    13.01     22.61    1,300,821  19,044,407      25.50%     26.38%        0.00%
           2009                 0.00%    0.70%    10.29     17.96    1,081,470  14,198,526      37.36%     38.33%        0.00%
           2008                 0.00%    0.70%     7.44     13.04    1,008,159  10,154,589     -39.56%    -39.14%        0.00%
LVIP BLACKROCK EMERGING MARKETS INDEX RPM STANDARD CLASS
           2012 10/31/12        0.00%    0.00%    10.62     10.62          389       4,134       6.62%      6.62%        1.39%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
           2012                 0.00%    0.40%    12.12     12.72      218,063   2,693,090      16.52%     16.98%        0.75%
           2011                 0.00%    0.40%    10.36     13.27      181,861   1,919,979      -2.96%     -2.57%        0.52%
           2010                 0.00%    0.40%    10.64     13.67      308,830   3,462,414      17.46%     17.93%        1.20%
           2009                 0.00%    0.40%     9.02     11.64      191,072   2,040,807      22.81%     23.30%        1.01%
           2008                 0.00%    0.40%     7.32      9.48      301,185   2,610,961     -38.57%    -38.32%        1.57%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
           2012                 0.00%    0.00%    12.20     12.20      403,404   4,923,290       6.51%      6.51%        0.00%
           2011                 0.00%    0.00%    11.46     11.46      314,882   3,608,115      12.14%     12.14%        2.91%
           2010 8/12/10         0.00%    0.00%    10.22     10.22       89,856     918,152       0.48%      0.48%        1.13%
LVIP CAPITAL GROWTH STANDARD CLASS
           2012                 0.00%    0.20%    10.87     10.99       13,490     148,152      18.82%     19.06%        0.00%
           2011                 0.00%    0.20%     9.23      9.23       12,088     111,523      -9.01%     -9.01%        0.00%
           2010                 0.00%    0.00%    10.15     10.15        4,573      46,397      18.95%     18.95%        0.04%
           2009                 0.00%    0.20%     8.53      8.53        3,754      31,978      34.87%     34.87%        0.49%
           2008                 0.00%    0.00%     6.32      6.32        1,205       7,623     -41.59%    -41.59%        0.33%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
           2012                 0.00%    0.40%     8.73      8.93      661,388   5,950,244      24.18%     24.68%        0.00%
           2011                 0.00%    0.40%     7.03      7.16      507,676   3,605,574      -9.04%     -8.67%        0.00%
           2010                 0.00%    0.40%     7.73      7.84      563,229   4,391,323      17.51%     17.98%        0.00%
           2009                 0.00%    0.40%     6.57      6.64      268,335   1,779,678      37.27%     37.83%        0.00%
           2008                 0.00%    0.40%     4.82      4.82       43,100     207,746     -42.03%    -42.03%        1.58%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
           2012                 0.00%    0.40%    10.20     10.43      188,201   1,962,851       6.06%      6.48%        0.00%
           2011                 0.00%    0.40%     9.62      9.80      281,764   2,760,279      -7.96%     -7.59%        0.00%
           2010                 0.00%    0.40%    10.45     10.60      298,296   3,162,576      26.74%     27.25%        0.00%
           2009                 0.00%    0.40%     8.25      8.33      186,109   1,550,716      47.83%     48.42%        0.00%
           2008                 0.00%    0.40%     5.58      5.61      110,648     621,207     -49.50%    -49.30%        0.00%
LVIP DELAWARE BOND STANDARD CLASS
           2012                 0.00%    0.70%    12.04     23.11    8,816,149  142,117,324      5.86%      6.61%        2.22%
           2011                 0.00%    0.70%    11.32     21.76    7,543,495  115,860,738      6.89%      7.64%        3.33%
           2010                 0.00%    0.70%    13.88     20.30    7,514,103  107,305,405      7.73%      8.49%        3.31%
           2009                 0.00%    0.70%    12.79     18.79    7,872,581  111,857,744     18.07%     18.90%        4.75%
           2008                 0.00%    0.70%    10.76     15.86    6,679,912  80,674,315      -3.60%     -2.93%        4.81%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
           2012                 0.00%    0.00% $  10.56  $  10.56       58,279 $   615,463       4.22%      4.22%        1.56%
           2011                 0.00%    0.00%    10.13     10.13       42,641     432,083      -0.24%     -0.24%        2.89%
           2010 10/19/10        0.00%    0.00%    10.16     10.16        3,507      35,625       0.67%      0.67%        0.69%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
           2012                 0.00%    0.40%    12.00     17.11       40,917     622,773      12.84%     13.29%        1.19%
           2011                 0.00%    0.40%    10.62     15.11       71,344     874,026      -2.42%     -2.03%        2.28%
           2010                 0.00%    0.40%    12.39     15.44       63,750     844,396      12.03%     12.48%        2.94%
           2009                 0.00%    0.40%    11.02     14.05       80,080   1,052,735      31.47%     31.99%        0.81%
           2008                 0.00%    0.40%     8.35     10.69      400,241   3,892,314     -33.49%    -33.22%        7.83%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
           2012                 0.00%    0.40%    12.75     13.40      587,067   7,535,137      14.86%     15.32%        0.97%
           2011                 0.00%    0.70%    11.06     11.65       29,871     339,105       0.49%      1.20%        1.17%
           2010                 0.00%    0.70%    10.93     11.53       29,364     332,301      12.15%     12.94%        0.94%
           2009                 0.00%    0.70%     9.67     10.23       32,276     323,851      23.81%     24.68%        1.31%
           2008                 0.00%    0.70%     7.76      8.22       23,887     191,925     -36.22%    -35.77%        0.48%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
           2012                 0.00%    0.40%    12.14     17.52      106,334   1,420,318      14.82%     15.28%        0.92%
           2011                 0.00%    0.40%    10.55     15.21       98,612   1,172,978       0.24%      0.64%        0.68%
           2010                 0.00%    0.40%    11.36     15.13      130,907   1,592,798      11.12%     11.57%        0.64%
           2009                 0.00%    0.40%    10.18     13.61       85,924     990,996      29.48%     30.00%        0.70%
           2008                 0.00%    0.40%     7.83     10.51       80,080     727,631     -34.67%    -34.41%        0.98%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
           2012                 0.00%    0.40%    10.64     10.88    1,027,906  11,153,372      14.48%     14.94%        0.72%
           2011                 0.00%    0.40%     9.29      9.47      613,847   5,792,692      -5.58%     -5.20%        0.34%
           2010                 0.00%    0.40%     9.84      9.98      381,164   3,802,878      30.11%     30.64%        0.69%
           2009                 0.00%    0.40%     7.56      7.64      432,012   3,293,521      29.92%     30.44%        1.05%
           2008                 0.00%    0.40%     5.82      5.86      351,771   2,057,399     -36.89%    -36.63%        1.08%
LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
           2012                 0.00%    0.00%     9.47      9.47        1,633      15,463      18.77%     18.77%        2.66%
           2011 6/13/11         0.00%    0.00%     7.97      7.97        1,363      10,871     -14.73%    -14.73%        0.25%
LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
           2012                 0.00%    0.00%    10.85     10.85        3,508      38,065      17.41%     17.41%        1.52%
           2011 6/13/11         0.00%    0.00%     9.24      9.24        1,341      12,394      -0.96%     -0.96%        0.15%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
           2012                 0.00%    0.00%    10.92     10.92       95,609   1,043,895       3.73%      3.73%        1.98%
           2011 8/19/11         0.00%    0.00%    10.53     10.53       28,178     296,598       0.91%      0.91%        0.20%
LVIP GLOBAL INCOME STANDARD CLASS
           2012                 0.00%    0.00%    12.88     12.88      531,397   6,844,039       7.69%      7.69%        1.75%
           2011                 0.00%    0.00%    11.96     11.96      200,781   2,401,226       1.09%      1.09%        6.52%
           2010                 0.00%    0.00%    11.83     11.83       27,508     325,438       9.68%      9.68%        4.41%
           2009 12/29/09        0.00%    0.00%    10.79     10.79          107       1,157       0.05%      0.05%        0.00%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
           2012                 0.00%    0.00%    12.91     12.91      444,974   5,744,957      14.92%     14.92%        4.83%
           2011                 0.00%    0.00%    11.23     11.23      368,129   4,135,621       2.78%      2.78%        6.35%
           2010 8/12/10         0.00%    0.00%    10.93     10.93       72,190     789,085       6.75%      6.75%        5.71%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
           2012                 0.00%    0.20%    10.74     10.86       22,824     247,821      13.53%     13.76%        0.00%
           2011                 0.00%    0.20%     9.46      9.55       22,903     218,640      -1.97%     -1.77%        0.00%
           2010                 0.00%    0.20%     9.65      9.72        4,639      45,068      24.51%     24.77%        0.10%
           2009                 0.00%    0.20%     7.79      7.79        3,912      30,470      24.65%     24.65%        1.23%
           2008 1/31/08         0.00%    0.00%     6.25      6.25           90         562     -29.06%    -29.06%        0.87%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
           2012                 0.00%    0.40%     9.31      9.52      386,228   3,669,630      18.92%     19.40%        0.99%
           2011                 0.00%    0.40%     7.83      7.97      236,530   1,881,651     -10.23%     -9.87%        2.99%
           2010                 0.00%    0.40%     8.72      8.85      145,670   1,285,693      12.66%     13.11%        0.88%
           2009                 0.00%    0.40%     7.74      7.82       95,077     743,139      35.31%     35.85%        0.79%
           2008                 0.00%    0.40%     5.72      5.76      217,818   1,253,915     -49.15%    -48.94%        1.35%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------
LVIP MFS VALUE STANDARD CLASS
           2012                 0.00%    0.40% $  10.20  $  10.43    1,717,510 $ 17,870,813     15.87%     16.33%        1.15%
           2011                 0.00%    0.40%     8.80      8.97    1,909,140   17,086,218     -0.50%     -0.10%        1.47%
           2010                 0.00%    0.40%     8.85      8.98    1,692,798   15,173,795     11.14%     11.59%        1.37%
           2009                 0.00%    0.40%     7.96      8.04    1,283,710   10,312,649     20.48%     20.96%        1.76%
           2008                 0.00%    0.40%     6.63      6.65      528,684    3,512,447    -32.42%    -32.29%        1.24%
LVIP MID-CAP VALUE STANDARD CLASS
           2012                 0.00%    0.40%    10.06     10.29      149,188    1,534,592     23.62%     24.12%        0.38%
           2011                 0.00%    0.40%     8.29      8.29      163,994    1,359,114     -9.32%     -9.32%        0.00%
           2010                 0.00%    0.00%     9.14      9.14      120,244    1,099,305     23.90%     23.90%        0.28%
           2009                 0.00%    0.00%     7.38      7.38       66,983      494,250     42.44%     42.44%        0.55%
           2008                 0.00%    0.00%     5.18      5.18       33,748      174,820    -40.71%    -40.71%        0.52%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
           2012                 0.00%    0.40%    11.25     20.51    1,267,849   17,685,655      9.18%      9.62%        2.89%
           2011                 0.00%    0.40%    11.29     18.78    1,402,113   17,841,237     -4.60%     -4.21%        3.06%
           2010                 0.00%    0.40%    11.78     19.69    1,376,467   19,327,651      2.05%      2.46%        3.62%
           2009                 0.00%    0.70%    11.50     19.29    1,158,013   16,491,307     20.75%     21.23%        3.21%
           2008                 0.00%    0.40%     9.49     15.98    1,037,123   13,181,992    -36.91%    -36.65%        4.80%
LVIP MONEY MARKET STANDARD CLASS
           2012                 0.00%    0.70%     9.91     12.62    9,338,056  105,865,213     -0.67%      0.03%        0.03%
           2011                 0.00%    0.70%     9.95     12.67    8,803,133  100,494,784     -0.67%      0.03%        0.03%
           2010                 0.00%    0.70%    11.14     12.71   12,872,009  147,384,100     -0.65%      0.05%        0.05%
           2009                 0.00%    0.70%    11.21     12.76   15,961,514  189,513,672     -0.40%      0.30%        0.31%
           2008                 0.00%    0.70%    11.26     12.77   22,961,520  275,790,376      1.63%      2.34%        2.28%
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
           2012                 0.00%    0.40%    11.97     12.24      293,430    3,578,296      8.11%      8.54%        2.29%
           2011                 0.00%    0.40%    11.07     11.28      268,093    3,014,903      0.85%      1.25%        0.76%
           2010                 0.00%    0.40%    10.98     11.14      263,261    2,924,591     11.02%     11.47%        1.22%
           2009                 0.00%    0.40%     9.99      9.99      142,855    1,427,502     24.40%     24.40%        1.41%
           2008                 0.00%    0.00%     8.03      8.03        9,687       77,815    -23.91%    -23.91%        1.86%
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
           2012                 0.00%    0.40%    11.37     11.62    1,023,231   11,888,949      7.95%      8.38%        2.34%
           2011                 0.00%    0.40%    10.53     10.73      571,650    6,128,802     -0.21%      0.19%        0.77%
           2010                 0.00%    0.40%    10.55     10.70      493,119    5,268,353     11.58%     12.03%        1.07%
           2009                 0.00%    0.40%     9.46      9.56       97,329      929,759     25.15%     25.66%        2.02%
           2008                 0.00%    0.40%     7.56      7.60       68,432      520,313    -27.18%    -26.89%        1.36%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
           2012                 0.00%    0.40%    10.99     11.24      782,304    8,780,376      7.47%      7.90%        1.70%
           2011                 0.00%    0.40%    10.22     10.42      207,837    2,152,571     -0.96%     -0.56%        0.60%
           2010                 0.00%    0.40%    10.32     10.47      260,783    2,719,039     12.10%     12.55%        0.87%
           2009                 0.00%    0.40%     9.21      9.31       60,122      559,559     27.44%     27.95%        1.87%
           2008                 0.00%    0.40%     7.27      7.27       43,646      317,469    -30.78%    -30.78%        1.23%
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
           2012                 0.00%    0.40%    10.23     10.46      736,623    7,707,267      6.70%      7.12%        1.46%
           2011                 0.00%    0.40%     9.59      9.77      101,770      993,117     -1.85%     -1.46%        0.67%
           2010                 0.00%    0.40%     9.77      9.91       76,762      759,916     13.21%     13.66%        0.80%
           2009                 0.00%    0.40%     8.63      8.72       47,773      415,885     30.43%     30.95%        1.59%
           2008                 0.00%    0.40%     6.62      6.62       13,197       87,758    -35.80%    -35.80%        0.57%
LVIP PROTECTED PROFILE 2050 STANDARD CLASS
           2012                 0.00%    0.00%     9.49      9.49      104,753      994,219      6.01%      6.01%        0.22%
           2011 8/1/11          0.00%    0.00%     8.95      8.95           74          666     -6.01%     -6.01%        0.00%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
           2012                 0.00%    0.40%    15.25     15.74      326,068    4,978,675      9.34%      9.78%        4.18%
           2011                 0.00%    0.40%    13.89     14.37      279,062    3,882,690      3.27%      3.68%        2.13%
           2010                 0.00%    0.40%    13.40     13.89      226,461    3,042,688     10.06%     10.50%        4.21%
           2009                 0.00%    0.40%    12.12     12.48      131,895    1,612,792     24.35%     24.85%        4.49%
           2008                 0.00%    0.40%     9.71     10.03      112,114    1,106,964    -18.77%    -18.44%        2.32%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
           2012                 0.00%    0.40% $  13.60  $  14.46      696,645 $ 9,500,247       8.71%      9.14%        2.70%
           2011                 0.00%    0.40%    12.46     13.28      620,082   7,755,620      -0.40%      0.00%        2.33%
           2010                 0.00%    0.40%    12.46     13.30      250,369   3,154,636      12.27%     12.72%        2.57%
           2009                 0.00%    0.40%    11.06     11.72      292,166   3,286,306      28.51%     29.03%        5.03%
           2008                 0.00%    0.40%     8.57      9.12      176,128   1,527,078     -33.69%    -33.42%        1.26%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
           2012                 0.00%    0.40%    14.56     15.28      701,650  10,330,952       9.15%      9.59%        3.39%
           2011                 0.00%    0.40%    13.28     13.97      608,828   8,207,829       0.76%      1.17%        1.91%
           2010                 0.00%    0.40%    13.13     13.84      453,705   6,093,352      11.51%     11.96%        3.61%
           2009                 0.00%    0.40%    11.73     12.27      394,598   4,720,824      27.53%     28.04%        5.17%
           2008                 0.00%    0.40%     9.16      9.62      246,006   2,261,206     -26.91%    -26.62%        2.13%
LVIP SSgA BOND INDEX STANDARD CLASS
           2012                 0.00%    0.40%    12.54     12.77    1,299,704  16,528,498       3.44%      3.85%        2.45%
           2011                 0.00%    0.40%    12.12     12.30    1,214,218  14,887,570       6.97%      7.40%        3.34%
           2010                 0.00%    0.40%    11.33     11.45    1,050,023  11,995,189       5.54%      5.97%        1.96%
           2009                 0.00%    0.40%    10.74     10.81      646,204   6,980,137       4.11%      4.53%        2.14%
           2008 10/3/08         0.00%    0.40%    10.31     10.34       84,375     870,474       4.35%      6.50%        0.58%
LVIP SSgA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
           2012                 0.00%    0.00%    11.91     11.91        1,569      18,691       9.10%      9.10%        3.17%
           2011 12/22/11        0.00%    0.00%    10.92     10.92          975      10,644       0.34%      0.34%        0.00%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
           2012                 0.00%    0.40%    11.80     11.80        6,655      77,840       8.35%      8.35%        7.87%
           2011                 0.00%    0.00%    10.89     10.89          194       2,108       2.80%      2.80%        0.60%
           2010 11/10/10        0.00%    0.00%    10.59     10.59          102       1,082      -0.30%     -0.30%        0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
           2012                 0.00%    0.20%     8.65      8.73       20,275     176,722      13.41%     13.64%        3.35%
           2011                 0.00%    0.20%     7.63      7.68       13,063     100,202     -12.31%    -12.13%        2.65%
           2010                 0.00%    0.20%     8.70      8.75       14,998     130,952       7.04%      7.26%        1.37%
           2009 3/31/09         0.00%    0.20%     8.13      8.15       11,009      89,682      18.96%     72.40%        3.77%
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
           2012                 0.00%    0.40%    14.21     14.46      156,927   2,241,617      12.20%     12.65%        3.62%
           2011                 0.00%    0.40%    12.66     12.84       83,440   1,070,479     -15.28%    -14.94%        2.31%
           2010                 0.00%    0.40%    14.94     15.09      108,247   1,631,897      27.26%     27.78%        1.39%
           2009 1/14/09         0.00%    0.40%    11.74     11.81       59,332     700,587      13.75%    137.78%        1.90%
LVIP SSgA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
           2012                 0.00%    0.40%    12.60     13.67      171,767   2,199,508      10.71%     11.15%        3.63%
           2011                 0.00%    0.40%    11.34     12.32      152,697   1,770,040      -0.18%      0.22%        1.43%
           2010                 0.00%    0.40%    11.31     12.32      134,497   1,561,287       8.30%      8.74%        1.26%
           2009                 0.00%    0.40%    10.40     11.25       84,033     905,647      30.27%     30.80%        7.38%
           2008                 0.00%    0.40%     7.95      8.63       49,815     413,705     -40.70%    -40.46%        0.66%
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
           2012                 0.00%    0.40%     8.28      8.44      985,787   8,314,781      17.66%     18.13%        3.54%
           2011                 0.00%    0.40%     7.04      7.14      183,466   1,308,921     -12.73%    -12.38%        1.38%
           2010                 0.00%    0.40%     8.07      8.15      148,180   1,206,061       6.62%      7.05%        1.86%
           2009 2/13/09         0.00%    0.40%     7.56      7.61       51,033     387,992       2.67%     46.29%        2.56%
LVIP SSgA LARGE CAP 100 STANDARD CLASS
           2012                 0.00%    0.20%    11.79     11.90       16,107     191,698      12.00%     12.22%        1.78%
           2011                 0.00%    0.20%    10.53     10.61       12,470     132,255       2.11%      2.32%        1.91%
           2010                 0.00%    0.20%    10.31     10.37        8,034      83,248      18.95%     19.19%        0.81%
           2009 3/3/09          0.00%    0.20%     8.67      8.70       11,467      99,461      62.70%     85.22%        1.93%
LVIP SSgA MODERATE INDEX ALLOCATION STANDARD CLASS
           2012                 0.00%    0.00%    12.23     12.23        6,058      74,103      11.70%     11.70%        3.61%
           2011 9/8/11          0.00%    0.00%    10.95     10.95          805       8,820       1.89%      1.89%        0.44%
LVIP SSgA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
           2012                 0.00%    0.00%    12.06     12.06        2,133      25,723      10.54%     10.54%        4.46%
           2011                 0.00%    0.00%    10.91     10.91        1,400      15,281       0.29%      0.29%        0.60%
           2010 11/10/10        0.00%    0.00%    10.88     10.88           99       1,079      -0.54%     -0.54%        0.00%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
           2012                 0.00%    0.00% $  12.30  $  12.30        3,871 $    47,604      12.86%     12.86%        3.02%
           2011                 0.00%    0.00%    10.90     10.90        2,120      23,101      -2.55%     -2.55%        0.13%
           2010 11/12/10        0.00%    0.00%    11.18     11.18          166       1,858       2.39%      2.39%        0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
           2012                 0.00%    0.00%    12.31     12.31        1,395      17,175      11.39%     11.39%        5.80%
           2011                 0.00%    0.00%    11.05     11.05          203       2,242      -1.75%     -1.75%        0.26%
           2010 11/10/10        0.00%    0.00%    11.25     11.25           49         551       1.57%      1.57%        0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
           2012                 0.00%    0.40%    12.53     12.57    5,321,846  66,789,548      15.19%     15.65%        1.20%
           2011                 0.00%    0.40%    10.83     11.06    3,032,942  32,947,959       1.44%      1.85%        0.91%
           2010                 0.00%    0.40%    10.63     10.88    3,087,806  32,994,563      14.27%     14.73%        1.20%
           2009                 0.00%    0.70%     9.27      9.41    2,022,870  18,831,540      25.61%     26.11%        1.87%
           2008                 0.00%    0.40%     7.35      7.49      733,090   5,433,508     -37.45%    -37.20%        4.26%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
           2012                 0.00%    0.40%    10.51     10.74    1,126,974  12,029,372      15.43%     15.89%        0.64%
           2011                 0.00%    0.40%     9.10      9.27    1,258,947  11,595,391      -4.94%     -4.56%        0.36%
           2010                 0.00%    0.40%     9.57      9.71    1,185,036  11,448,921      25.68%     26.19%        0.60%
           2009                 0.00%    0.70%     7.62      7.70      741,023   5,691,643      25.52%     26.02%        0.93%
           2008                 0.00%    0.40%     6.07      6.11      333,461   2,032,599     -34.24%    -33.97%        1.36%
LVIP SSgA SMALL-MID CAP 200 STANDARD CLASS
           2012                 0.00%    0.40%    14.30     14.56      135,598   1,971,198      13.37%     13.83%        2.79%
           2011                 0.00%    0.40%    12.61     12.80      124,611   1,591,006      -2.60%     -2.21%        1.41%
           2010                 0.00%    0.40%    12.95     13.08      118,603   1,548,436      27.24%     27.75%        1.92%
           2009                 0.00%    0.40%    10.18     10.18       93,481     955,052      51.05%     51.05%        2.37%
           2008 10/16/08        0.40%    0.40%     6.74      6.74       26,258     176,877      -5.38%     -5.38%        1.00%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
           2012                 0.00%    0.40%    11.09     11.34      282,745   3,201,652      17.84%     18.31%        0.00%
           2011                 0.00%    0.40%     9.41      9.59      239,792   2,296,820      -2.05%     -1.65%        0.00%
           2010                 0.00%    0.40%     9.61      9.75      131,623   1,282,056      16.27%     16.73%        0.00%
           2009                 0.00%    0.40%     8.26      8.35      118,507     989,304      42.47%     43.08%        0.00%
           2008                 0.00%    0.40%     5.84      5.84       60,893     355,403     -41.84%    -41.84%        0.32%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
           2012                 0.00%    0.40%    13.28     19.95      595,772   9,575,255      15.82%     16.30%        0.00%
           2011                 0.00%    0.40%    11.44     17.23      302,900   4,326,850      -4.25%     -3.87%        0.00%
           2010                 0.00%    0.40%    14.06     17.99      162,731   2,530,355      27.86%     28.37%        0.00%
           2009                 0.00%    0.70%    10.95     14.07       99,377   1,273,908      45.76%     46.34%        0.13%
           2008                 0.00%    0.40%     7.48      9.65       55,746     488,631     -43.01%    -42.78%        0.00%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
           2012                 0.00%    0.40%     9.67      9.88      250,474   2,449,551      20.73%     21.21%        1.92%
           2011                 0.00%    0.40%     8.01      8.15      168,454   1,353,311      -3.48%     -3.09%        2.10%
           2010                 0.00%    0.40%     8.29      8.42      177,729   1,477,192       6.14%      6.57%        1.95%
           2009                 0.00%    0.40%     7.90      7.90      305,466   2,388,562      28.11%     28.11%        5.17%
           2008                 0.00%    0.00%     6.16      6.16       27,616     170,226     -37.76%    -37.76%        2.28%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
           2012                 0.00%    0.40%     9.62     15.95      150,884   1,914,697      15.92%     16.39%        0.00%
           2011                 0.00%    0.70%     8.30     13.76      625,215   6,785,216      -6.34%     -5.69%        0.23%
           2010                 0.00%    0.70%     8.84     14.64      541,908   6,304,466      10.57%     11.35%        0.84%
           2009                 0.00%    0.70%     7.97     13.20      410,731   4,105,974      37.56%     38.53%        0.83%
           2008                 0.00%    0.70%     5.77      9.57      414,262   2,985,496     -41.23%    -40.82%        0.73%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
           2012                 0.00%    0.00%    10.61     10.61       45,797     485,975      15.17%     15.17%       23.86%
           2011 10/11/11        0.00%    0.00%     9.21      9.21          306       2,819       6.53%      6.53%        0.62%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
           2012 2/14/12         0.00%    0.00%     9.55      9.55       31,815     303,768       8.39%      8.39%        9.81%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
------------------------------------------------------------------------------------------------------------------------------
M BUSINESS OPPORTUNITY VALUE
           2012                 0.00%    0.40% $  12.50  $  12.50       64,068 $ 1,077,867      17.29%     17.29%        1.23%
           2011                 0.00%    0.00%    10.66     10.66       13,775     146,821      -4.11%     -4.11%        0.39%
           2010                 0.00%    0.00%    11.12     11.12       13,146     146,126       9.27%      9.27%        0.84%
           2009                 0.00%    0.40%    10.17     14.09       50,638     651,643      24.08%     24.58%        0.80%
           2008                 0.00%    0.40%     8.17      8.17       36,012     357,205     -34.48%    -34.48%        0.03%
M CAPITAL APPRECIATION
           2012                 0.00%    0.40%    15.95     21.30       61,966   1,247,511      16.96%     17.43%        0.30%
           2011                 0.00%    0.40%    13.58     18.21       70,125   1,143,902      -7.59%     -7.22%        0.00%
           2010                 0.00%    0.40%    14.64     19.71       57,052   1,012,559      26.50%     27.00%        0.21%
           2009                 0.00%    0.40%    11.53     15.58       66,514     943,979      48.01%     48.61%        0.05%
           2008                 0.00%    0.40%     7.76     10.52       63,301     588,229     -42.26%    -42.03%        0.00%
M INTERNATIONAL EQUITY
           2012                 0.00%    0.40%    11.95     17.24       94,483   1,550,576      20.20%     20.68%        2.22%
           2011                 0.00%    0.40%     9.90     14.34       80,775   1,089,341     -13.91%    -13.56%        3.34%
           2010                 0.00%    0.40%    11.45     16.66      115,843   1,844,639       4.19%      4.61%        3.39%
           2009                 0.00%    0.40%    10.95     15.99      134,613   2,042,224      24.78%     25.28%        2.89%
           2008                 0.00%    0.40%     8.74     12.82      102,433   1,209,719     -40.08%    -39.84%        3.41%
M LARGE CAP GROWTH
           2012                 0.00%    0.40%    14.28     14.28       43,337     709,875      19.31%     19.31%        0.06%
           2011                 0.00%    0.00%    11.97     11.97       21,557     258,089      -0.80%     -0.80%        0.00%
           2010                 0.00%    0.00%    12.07     12.07       15,616     188,468      23.06%     23.06%        0.38%
           2009                 0.00%    0.00%     9.81      9.81       39,200     384,434      37.40%     37.40%        0.64%
           2008                 0.00%    0.00%     7.14      7.14       38,105     271,967     -48.97%    -48.97%        0.02%
MFS VIT CORE EQUITY INITIAL CLASS
           2012                 0.10%    0.40%    11.97     16.59       71,261   1,125,305      15.76%     16.11%        0.91%
           2011                 0.10%    0.40%    10.34     14.28      162,390   2,083,536      -1.41%     -1.12%        0.95%
           2010                 0.10%    0.70%    10.49     14.45       47,632     530,852      16.39%     17.10%        0.98%
           2009                 0.10%    0.70%     8.98     12.37       41,516     411,905      31.51%     32.30%        0.84%
           2008                 0.10%    0.70%     6.81      9.38       16,782     120,630     -39.58%    -39.22%        0.82%
MFS VIT GROWTH INITIAL CLASS
           2012                 0.00%    0.40%    11.75     19.53    2,151,638  26,267,178      16.92%     17.39%        0.00%
           2011                 0.00%    0.40%    10.01     16.69      955,794  10,059,550      -0.72%     -0.32%        0.22%
           2010                 0.00%    0.40%    10.04     16.81      417,170   4,361,982      14.88%     15.34%        0.11%
           2009                 0.00%    0.40%     9.69     14.63      265,553   2,444,473      37.13%     37.54%        0.37%
           2008                 0.10%    0.40%     7.06     10.67       40,032     358,411     -37.67%    -37.48%        0.16%
MFS VIT RESEARCH INITIAL CLASS
           2012                 0.20%    0.35%    12.71     12.76        8,594     109,656      16.87%     17.04%        0.85%
           2011                 0.20%    0.40%    10.88     11.64        6,896      75,334      -0.86%     -0.65%        0.88%
           2010                 0.20%    0.40%    11.75     11.75        6,435      71,158      15.43%     15.43%        0.99%
           2009                 0.40%    0.70%    10.17     10.37        9,187      93,607      29.63%     30.03%        1.59%
           2008                 0.40%    0.70%     7.83      8.00       16,999     133,152     -36.53%    -36.34%        0.51%
MFS VIT TOTAL RETURN INITIAL CLASS
           2012                 0.00%    0.40%    11.89     18.62      882,426  12,400,921      10.81%     11.26%        2.84%
           2011                 0.00%    0.70%    10.75     16.80      582,641   7,709,433       1.06%      1.77%        2.66%
           2010                 0.00%    0.70%    11.81     16.57      592,292   7,846,194       9.16%      9.93%        2.48%
           2009                 0.00%    0.70%    10.74     15.14      907,965  11,349,852      17.20%     18.03%        3.89%
           2008                 0.00%    0.70%     9.10     12.88    1,224,390  13,305,460     -22.68%    -22.13%        3.32%
MFS VIT UTILITIES INITIAL CLASS
           2012                 0.00%    0.40%    13.75     32.07      498,208  12,265,299      13.03%     13.48%        6.80%
           2011                 0.00%    0.70%    12.14     28.29      458,426   9,986,245       6.04%      6.78%        3.37%
           2010                 0.00%    0.70%    15.76     26.52      398,914   8,493,122      13.01%     13.81%        2.74%
           2009                 0.00%    0.70%    13.85     23.32      310,629   5,977,097      32.29%     33.22%        5.03%
           2008                 0.00%    0.70%    10.39     17.53      346,128   5,078,131     -38.10%    -37.67%        1.49%
NB AMT LARGE CAP VALUE I CLASS
           2012                 0.20%    0.20%    10.97     10.97       39,345     431,688      16.37%     16.37%        0.61%
           2011                 0.20%    0.20%     9.43      9.43       27,735     261,505     -11.53%    -11.53%        0.00%
           2010                 0.20%    0.40%    14.79     14.79       15,770     216,394      15.20%     15.20%        0.36%
           2009                 0.40%    0.40%    12.84     12.84       45,459     583,668      55.45%     55.45%        2.58%
           2008                 0.40%    0.40%     8.26      8.26       42,782     353,348     -52.58%    -52.58%        0.53%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

3.  FINANCIAL HIGHLIGHTS (CONTINUED)

                             MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
------------------------------------------------------------------------------------------------------------------------------
NB AMT MID CAP GROWTH I CLASS
           2012                 0.00%    0.70% $  13.44  $  21.43      428,745 $ 7,712,637      11.63%     12.41%        0.00%
           2011                 0.00%    0.70%    12.00     19.10      594,256   9,055,801      -0.23%      0.47%        0.00%
           2010                 0.00%    0.70%    14.21     19.09      594,949   9,189,771      28.20%     29.10%        0.00%
           2009                 0.00%    0.70%    11.01     14.85      824,888  10,108,247      30.68%     31.60%        0.00%
           2008                 0.00%    0.70%     8.36     11.33      882,669   8,202,421     -43.76%    -43.37%        0.00%
NB AMT MID CAP INTRINSIC VALUE I CLASS
           2012                 0.00%    0.70%    12.60     19.61      234,012   4,135,495      14.72%     15.53%        0.61%
           2011                 0.00%    0.70%    10.91     17.04      254,417   3,854,118      -7.15%     -6.50%        0.62%
           2010                 0.00%    0.70%    11.66     18.30      344,282   5,504,949      25.30%     26.18%        0.75%
           2009                 0.00%    0.70%     9.24     14.56      425,517   5,028,323      45.54%     46.56%        1.96%
           2008                 0.00%    0.70%     6.31     11.05      390,142   3,234,220     -46.20%    -45.82%        1.27%
OPPENHEIMER MAIN STREET FUND/VA CLASS A
           2012                 0.20%    0.20%    12.78     12.78       29,116     372,236      16.64%     16.64%        0.50%
           2011                 0.20%    0.20%    10.96     10.96       16,019     175,588      -0.22%     -0.22%        0.74%
           2010                 0.20%    0.40%    11.07     11.07        4,495      49,666      15.64%     15.64%        1.50%
           2009                 0.40%    0.40%     9.57      9.57       14,136     135,347      27.77%     27.77%        1.86%
           2008                 0.40%    0.40%     7.49      7.49       14,088     105,575     -38.72%    -38.72%        1.59%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
           2012                 0.00%    0.40%    15.10     15.32      418,189   6,405,462       4.97%      5.39%        2.73%
           2011                 0.00%    0.40%    14.38     14.54      326,126   4,738,335      -7.93%     -7.56%       15.23%
           2010                 0.00%    0.40%    15.73     15.73      143,958   2,262,537      24.52%     24.52%       17.01%
           2009 5/29/09         0.00%    0.00%    12.63     12.63       21,602     272,806      19.83%     19.83%        6.58%
PREMIER VIT OPCAP MANAGED CLASS I
           2009                 0.40%    0.40%    11.53     11.53       23,554     271,498      24.21%     24.21%        3.09%
           2008                 0.40%    0.40%     9.28      9.28       57,643     534,938     -30.04%    -30.04%        3.37%
T. ROWE PRICE EQUITY INCOME
           2012                 0.00%    0.00%    12.44     12.44      311,937   3,879,831      17.15%     17.15%        2.33%
           2011 11/7/11         0.00%    0.00%    10.62     10.62       87,901     933,261       0.70%      0.70%        0.56%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2012:

                                                                         AGGREGATE      AGGREGATE
                                                                          COST OF        PROCEEDS
SUBACCOUNT                                                               PURCHASES      FROM SALES
---------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                   $    566,661   $    343,485
ABVPSF Growth and Income Class A                                             439,683      6,774,213
ABVPSF International Value Class A                                           623,493        294,996
ABVPSF Large Cap Growth Class A                                               94,893          8,570
ABVPSF Small/Mid Cap Value Class A                                         5,979,275      6,873,903
American Century VP Income & Growth Class I                                2,249,249      5,050,391
American Century VP Inflation Protection Class II                          8,809,875      3,427,845
American Century VP International Class I                                    912,393      1,415,685
American Funds Bond Class 2                                                       11          2,518
American Funds Global Growth Class 2                                       2,489,227      2,118,071
American Funds Global Small Capitalization Class 2                         2,203,724      2,643,856
American Funds Growth Class 2                                              7,988,094     12,415,438
American Funds Growth-Income Class 2                                       4,298,716      3,503,470
American Funds High-Income Bond Class 2                                    3,501,200      1,739,887
American Funds International Class 2                                      14,903,101     11,155,261
American Funds U.S. Government/AAA-Rated Securities Class 2               10,154,591     13,419,517
BlackRock Global Allocation V.I. Class I                                   5,154,070      5,921,156
Delaware VIP Diversified Income Standard Class                            12,420,470      3,277,426
Delaware VIP Emerging Markets Standard Class                              10,162,088      4,990,215
Delaware VIP High Yield Standard Class                                     8,732,618      2,899,682
Delaware VIP International Value Equity Standard Class                            63          2,463
Delaware VIP Limited-Term Diversified Income Standard Class                7,990,760      3,466,569
Delaware VIP REIT Standard Class                                           7,193,337      2,543,282
Delaware VIP Small Cap Value Standard Class                                9,953,201      4,331,125
Delaware VIP Smid Cap Growth Standard Class                                3,424,146        812,358
Delaware VIP U.S. Growth Standard Class                                    4,640,673      1,611,869
Delaware VIP Value Standard Class                                         17,857,273      2,666,647
DWS Alternative Asset Allocation VIP Class A                                 769,820        433,483
DWS Equity 500 Index VIP Class A                                          26,776,954     35,617,276
DWS Small Cap Index VIP Class A                                           22,095,866     22,300,980
Fidelity VIP Asset Manager Service Class                                   1,530,967      1,255,549
Fidelity VIP Contrafund Service Class                                     10,704,052     11,399,141
Fidelity VIP Equity-Income Service Class                                   1,520,169      1,308,691
Fidelity VIP Growth Service Class                                          1,638,140      1,889,467
Fidelity VIP High Income Service Class                                             2          4,851
Fidelity VIP Mid Cap Service Class                                        11,477,684     11,845,949
Fidelity VIP Overseas Service Class                                        1,148,592      1,179,883
FTVIPT Franklin Income Securities Class 1                                  3,513,440        814,232
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                      436,063        167,185
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                      410,605        134,165
FTVIPT Franklin U.S. Government Class 1                                    4,189,562      3,651,861
FTVIPT Mutual Shares Securities Class 1                                    1,799,002      2,109,233
FTVIPT Templeton Foreign Securities Class 2                                  239,511         45,647
FTVIPT Templeton Global Bond Securities Class 1                            4,421,012      3,559,081
FTVIPT Templeton Growth Securities Class 1                                   214,630        323,055
FTVIPT Templeton Growth Securities Class 2                                    29,130          6,712
Goldman Sachs VIT Mid Cap Value Service Class                              1,695,390        495,789
Invesco V.I. Growth and Income Series I                                      190,025         53,058
Janus Aspen Series Balanced Institutional Class                            1,514,618        373,109
Janus Aspen Series Balanced Service Class                                    954,087        890,865
Janus Aspen Series Enterprise Institutional Class                            690,457        341,916
Janus Aspen Series Enterprise Service Class                                  608,324        763,193
Janus Aspen Series Flexible Bond Institutional Class                       5,856,656      1,685,648
Janus Aspen Series Flexible Bond Service Class                             9,503,628      3,309,867
Janus Aspen Series Global Technology Service Class                           195,064         30,741
Janus Aspen Series Worldwide Institutional Class                             374,446        135,718
Janus Aspen Series Worldwide Service Class                                    25,569          6,811
LVIP Baron Growth Opportunities Standard Class                             1,268,605        431,834

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                         AGGREGATE      AGGREGATE
                                                                          COST OF        PROCEEDS
SUBACCOUNT                                                               PURCHASES      FROM SALES
---------------------------------------------------------------------------------------------------
LVIP Baron Growth Opportunities Service Class                           $  9,932,504   $  3,159,440
LVIP BlackRock Emerging Markets Index RPM Standard Class                       9,021          4,983
LVIP BlackRock Equity Dividend RPM Standard Class                          1,057,576        585,589
LVIP BlackRock Inflation Protected Bond Standard Class                     2,156,190        623,849
LVIP Capital Growth Standard Class                                            16,989         59,765
LVIP Clarion Global Real Estate Standard Class                             2,244,761        961,026
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                        382,998      1,330,173
LVIP Delaware Bond Standard Class                                         50,676,096     26,329,627
LVIP Delaware Diversified Floating Rate Standard Class                       309,949        141,278
LVIP Delaware Foundation Aggressive Allocation Standard Class                270,203        600,848
LVIP Delaware Growth and Income Standard Class                             7,779,427        677,976
LVIP Delaware Social Awareness Standard Class                                780,100        574,121
LVIP Delaware Special Opportunities Standard Class                         7,576,525      2,272,384
LVIP Dimensional Non-U.S. Equity Standard Class                                2,775            211
LVIP Dimensional U.S. Equity Standard Class                                   29,587          7,373
LVIP Dimensional/Vanguard Total Bond Standard Class                          951,826        220,365
LVIP Global Income Standard Class                                          6,311,373      1,342,507
LVIP JPMorgan High Yield Standard Class                                    2,473,589        941,367
LVIP JPMorgan Mid Cap Value RPM Standard Class                               194,681        175,128
LVIP MFS International Growth Standard Class                               1,885,119        561,627
LVIP MFS Value Standard Class                                              4,200,950      5,891,885
LVIP Mid-Cap Value Standard Class                                            357,719        454,713
LVIP Mondrian International Value Standard Class                           3,241,482      4,559,542
LVIP Money Market Standard Class                                         109,794,476    106,891,171
LVIP Protected Profile 2010 Standard Class                                   551,276        206,341
LVIP Protected Profile 2020 Standard Class                                 7,053,983      2,704,219
LVIP Protected Profile 2030 Standard Class                                 5,282,665        423,882
LVIP Protected Profile 2040 Standard Class                                 6,633,561        237,792
LVIP Protected Profile 2050 Standard Class                                 1,000,115          4,300
LVIP Protected Profile Conservative Standard Class                         1,436,716        525,926
LVIP Protected Profile Growth Standard Class                               2,385,955      1,303,278
LVIP Protected Profile Moderate Standard Class                             2,594,494        918,462
LVIP SSgA Bond Index Standard Class                                        5,314,074      3,921,391
LVIP SSgA Conservative Index Allocation Standard Class                         8,334          1,146
LVIP SSgA Conservative Structured Allocation Standard Class                   76,186          1,155
LVIP SSgA Developed International 150 Standard Class                         113,283         92,482
LVIP SSgA Emerging Markets 100 Standard Class                              2,216,115      1,120,218
LVIP SSgA Global Tactical Allocation RPM Standard Class                      632,227        338,818
LVIP SSgA International Index Standard Class                              10,092,638      3,572,147
LVIP SSgA Large Cap 100 Standard Class                                        90,986         94,476
LVIP SSgA Moderate Index Allocation Standard Class                            63,089          2,558
LVIP SSgA Moderate Structured Allocation Standard Class                       10,603          1,479
LVIP SSgA Moderately Aggressive Index Allocation Standard Class               22,933          1,382
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class          21,474          6,972
LVIP SSgA S&P 500 Index Standard Class                                    41,806,518     13,846,602
LVIP SSgA Small-Cap Index Standard Class                                   4,530,398      5,767,200
LVIP SSgA Small-Mid Cap 200 Standard Class                                   769,044        425,211
LVIP T. Rowe Price Growth Stock Standard Class                             2,987,023      2,571,715
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                5,928,968      1,217,416
LVIP Templeton Growth RPM Standard Class                                   1,333,132        513,843
LVIP UBS Large Cap Growth RPM Standard Class                                 797,677      6,551,713
LVIP Vanguard Domestic Equity ETF Standard Class                           3,133,659      2,842,005
LVIP Vanguard International Equity ETF Standard Class                        293,341          4,875
M Business Opportunity Value                                                 996,953        164,845
M Capital Appreciation                                                       314,440        326,012
M International Equity                                                       437,933        210,285
M Large Cap Growth                                                           534,528        141,931
MFS VIT Core Equity Initial Class                                            777,701      2,057,366
MFS VIT Growth Initial Class                                              17,263,381      2,570,926
MFS VIT Research Initial Class                                                36,174         13,898
MFS VIT Total Return Initial Class                                         6,792,086      2,813,772

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                         AGGREGATE      AGGREGATE
                                                                          COST OF        PROCEEDS
SUBACCOUNT                                                               PURCHASES      FROM SALES
---------------------------------------------------------------------------------------------------
MFS VIT Utilities Initial Class                                         $  2,883,705   $  1,252,140
NB AMT Large Cap Value I Class                                               293,942        171,792
NB AMT Mid Cap Growth I Class                                              1,143,510      3,503,448
NB AMT Mid Cap Intrinsic Value I Class                                     1,490,265        682,780
Oppenheimer Main Street Fund/VA Class A                                      301,785        134,434
PIMCO VIT CommodityRealReturn Strategy Administrative Class                4,555,152      2,392,198
T. Rowe Price Equity Income                                                3,480,474        842,230

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2012:

                                                                                 NET
                                                                     SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                            OWNED     VALUE    OF SHARES    COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                  77,251  $ 16.88  $  1,303,997  $    1,296,732
ABVPSF Growth and Income Class A                                      117,081    20.88     2,444,657       2,162,138
ABVPSF International Value Class A                                    111,761    12.96     1,448,418       1,540,964
ABVPSF Large Cap Growth Class A                                         7,826    31.17       243,950         212,159
ABVPSF Small/Mid Cap Value Class A                                    892,139    17.67    15,764,100      14,086,240
American Century VP Income & Growth Class I                           518,558     6.90     3,578,052       3,189,962
American Century VP Inflation Protection Class II                   1,894,938    12.03    22,796,105      21,491,598
American Century VP International Class I                             273,909     8.93     2,446,006       2,193,660
American Funds Global Growth Class 2                                  466,449    23.44    10,933,568       9,353,296
American Funds Global Small Capitalization Class 2                    419,194    19.86     8,325,190       7,985,620
American Funds Growth Class 2                                         702,830    60.45    42,486,074      35,914,696
American Funds Growth-Income Class 2                                  261,208    38.24     9,988,579       9,212,259
American Funds High-Income Bond Class 2                               888,906    11.03     9,804,630       9,682,628
American Funds International Class 2                                3,389,473    17.62    59,722,506      58,665,721
American Funds U.S. Government/AAA-Rated Securities Class 2         1,136,759    12.63    14,357,264      14,357,359
BlackRock Global Allocation V.I. Class I                              155,222    16.10     2,499,070       2,463,993
Delaware VIP Diversified Income Standard Class                      3,718,345    11.07    41,162,077      39,351,129
Delaware VIP Emerging Markets Standard Class                        1,472,575    19.84    29,215,888      27,697,125
Delaware VIP High Yield Standard Class                              3,863,769     6.11    23,607,626      22,290,753
Delaware VIP Limited-Term Diversified Income Standard Class         1,241,192    10.12    12,560,864      12,550,041
Delaware VIP REIT Standard Class                                    1,665,605    12.06    20,087,200      17,465,894
Delaware VIP Small Cap Value Standard Class                           929,367    33.14    30,799,222      27,437,933
Delaware VIP Smid Cap Growth Standard Class                           374,301    24.37     9,121,719       8,806,411
Delaware VIP U.S. Growth Standard Class                               425,631    10.17     4,328,667       3,915,424
Delaware VIP Value Standard Class                                   1,719,177    19.88    34,177,239      31,016,777
DWS Alternative Asset Allocation VIP Class A                           43,896    13.90       610,148         595,100
DWS Equity 500 Index VIP Class A                                    9,908,336    15.01   148,724,118     125,536,685
DWS Small Cap Index VIP Class A                                     7,163,774    13.56    97,140,781      84,382,260
Fidelity VIP Asset Manager Service Class                              254,424    15.08     3,836,711       3,526,047
Fidelity VIP Contrafund Service Class                               1,637,638    26.36    43,168,126      38,985,941
Fidelity VIP Equity-Income Service Class                              495,757    19.87     9,850,697       9,313,950
Fidelity VIP Growth Service Class                                     195,108    41.95     8,184,765       6,916,060
Fidelity VIP Mid Cap Service Class                                    762,949    30.39    23,186,007      22,505,710
Fidelity VIP Overseas Service Class                                   440,130    16.02     7,050,881       6,863,097
FTVIPT Franklin Income Securities Class 1                             671,531    15.47    10,388,583      10,236,413
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                98,080    21.87     2,145,009       2,001,778
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                23,221    21.04       488,563         470,572
FTVIPT Franklin U.S. Government Class 1                               429,818    13.57     5,832,637       5,798,307
FTVIPT Mutual Shares Securities Class 1                               612,420    17.45    10,686,721       9,769,960
FTVIPT Templeton Foreign Securities Class 2                            29,022    14.37       417,049         379,132
FTVIPT Templeton Global Bond Securities Class 1                       432,685    20.00     8,653,691       8,160,027
FTVIPT Templeton Growth Securities Class 1                            157,216    12.16     1,911,751       1,745,748
FTVIPT Templeton Growth Securities Class 2                              2,681    11.97        32,098          29,359
Goldman Sachs VIT Mid Cap Value Service Class                          89,789    15.35     1,378,267       1,277,970
Invesco V.I. Growth and Income Series I                                 9,148    20.07       183,593         178,086

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

5. INVESTMENTS (CONTINUED)

                                                                                 NET
                                                                     SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                            OWNED     VALUE    OF SHARES    COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Institutional Class                        91,893  $ 27.17  $  2,496,726  $    2,533,570
Janus Aspen Series Balanced Service Class                             120,464    28.42     3,423,583       3,344,539
Janus Aspen Series Enterprise Institutional Class                      89,000    44.77     3,984,517       3,117,782
Janus Aspen Series Enterprise Service Class                            70,688    43.18     3,052,316       2,280,159
Janus Aspen Series Flexible Bond Institutional Class                5,333,402    12.60    67,200,862      67,116,333
Janus Aspen Series Flexible Bond Service Class                      1,089,806    13.56    14,777,767      14,584,981
Janus Aspen Series Global Technology Service Class                     36,325     6.16       223,760         212,707
Janus Aspen Series Worldwide Institutional Class                       18,388    30.74       565,240         524,849
Janus Aspen Series Worldwide Service Class                             13,009    30.32       394,428         390,377
LVIP Baron Growth Opportunities Standard Class                         85,633    35.53     3,042,211       2,596,444
LVIP Baron Growth Opportunities Service Class                         698,219    35.08    24,496,303      20,902,586
LVIP BlackRock Emerging Markets Index RPM Standard Class                  379    10.90         4,134           4,031
LVIP BlackRock Equity Dividend RPM Standard Class                     183,390    14.98     2,746,634       2,481,837
LVIP BlackRock Inflation Protected Bond Standard Class                428,603    11.48     4,920,360       4,675,580
LVIP Capital Growth Standard Class                                      5,339    27.75       148,152         124,935
LVIP Clarion Global Real Estate Standard Class                        699,820     8.50     5,946,372       4,946,771
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                 176,580    11.11     1,961,278       1,746,808
LVIP Delaware Bond Standard Class                                  10,026,728    14.21   142,499,858     137,812,331
LVIP Delaware Diversified Floating Rate Standard Class                 60,710    10.14       615,354         613,530
LVIP Delaware Foundation Aggressive Allocation Standard Class          47,204    13.19       622,807         581,507
LVIP Delaware Growth and Income Standard Class                        229,980    33.04     7,597,851       7,508,320
LVIP Delaware Social Awareness Standard Class                          43,652    32.54     1,420,215       1,369,594
LVIP Delaware Special Opportunities Standard Class                    330,585    34.13    11,281,199      11,472,963
LVIP Dimensional Non-U.S. Equity Standard Class                         1,680     9.20        15,463          15,128
LVIP Dimensional U.S. Equity Standard Class                             3,553    10.72        38,065          35,129
LVIP Dimensional/Vanguard Total Bond Standard Class                    97,334    10.69     1,040,307       1,029,770
LVIP Global Income Standard Class                                     600,618    11.80     7,089,700       7,090,399
LVIP JPMorgan High Yield Standard Class                               515,792    11.12     5,737,156       5,467,502
LVIP JPMorgan Mid Cap Value RPM Standard Class                         23,459    11.78       276,389         254,477
LVIP MFS International Growth Standard Class                          286,542    12.94     3,706,417       3,259,413
LVIP MFS Value Standard Class                                         696,870    25.80    17,977,160      14,957,888
LVIP Mid-Cap Value Standard Class                                      96,493    15.90     1,533,943       1,255,048
LVIP Mondrian International Value Standard Class                    1,161,314    15.24    17,701,906      18,176,944
LVIP Money Market Standard Class                                   10,393,896    10.00   103,938,958     103,938,977
LVIP Protected Profile 2010 Standard Class                            315,009    11.26     3,546,683       3,046,337
LVIP Protected Profile 2020 Standard Class                          1,065,762    10.79    11,497,444      10,957,188
LVIP Protected Profile 2030 Standard Class                            672,100    10.63     7,142,404       6,963,310
LVIP Protected Profile 2040 Standard Class                            747,225    10.01     7,478,975       7,395,308
LVIP Protected Profile 2050 Standard Class                            106,959     9.40     1,005,519         996,500
LVIP Protected Profile Conservative Standard Class                    388,463    12.85     4,991,747       4,658,246
LVIP Protected Profile Growth Standard Class                          797,517    11.90     9,492,052       9,153,356
LVIP Protected Profile Moderate Standard Class                        828,427    12.56    10,406,699       9,501,410
LVIP SSgA Bond Index Standard Class                                 1,424,311    11.57    16,480,702      15,800,342
LVIP SSgA Conservative Index Allocation Standard Class                  1,630    11.40        18,587          17,846
LVIP SSgA Conservative Structured Allocation Standard Class             6,989    11.14        77,842          77,155
LVIP SSgA Developed International 150 Standard Class                   24,298     8.10       196,745         182,807
LVIP SSgA Emerging Markets 100 Standard Class                         214,500    10.45     2,240,880       2,325,995
LVIP SSgA Global Tactical Allocation RPM Standard Class               200,656    10.95     2,197,380       2,057,994
LVIP SSgA International Index Standard Class                        1,052,815     7.94     8,361,455       8,049,744
LVIP SSgA Large Cap 100 Standard Class                                 16,633    11.49       191,149         173,735
LVIP SSgA Moderate Index Allocation Standard Class                      6,347    11.64        73,865          69,357
LVIP SSgA Moderate Structured Allocation Standard Class                 2,260    11.28        25,486          24,301
LVIP SSgA Moderately Aggressive Index Allocation Standard Class         4,083    11.65        47,585          45,083
LVIP SSgA Moderately Aggressive Structured Allocation Standard
   Class                                                                1,506    11.41        17,175          16,828
LVIP SSgA S&P 500 Index Standard Class                              6,578,206    10.19    67,038,498      60,783,780
LVIP SSgA Small-Cap Index Standard Class                              614,617    19.60    12,044,649      10,029,298
LVIP SSgA Small-Mid Cap 200 Standard Class                            155,992    12.63     1,970,025       1,780,785
LVIP T. Rowe Price Growth Stock Standard Class                        155,275    20.63     3,202,855       2,858,864
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class           616,918    15.69     9,678,212       8,871,760
LVIP Templeton Growth RPM Standard Class                               85,427    28.74     2,454,741       2,192,235
LVIP UBS Large Cap Growth RPM Standard Class                           81,270    23.55     1,913,918       1,633,262

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

5. INVESTMENTS (CONTINUED)

                                                                                 NET
                                                                     SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                            OWNED     VALUE    OF SHARES    COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
LVIP Vanguard Domestic Equity ETF Standard Class                       28,842  $ 10.39  $    299,786  $      296,928
LVIP Vanguard International Equity ETF Standard Class                  33,226     9.14       303,649         288,531
M Business Opportunity Value                                           94,222    11.44     1,077,900         993,454
M Capital Appreciation                                                 53,350    23.38     1,247,330       1,186,290
M International Equity                                                134,021    11.57     1,550,621       1,661,092
M Large Cap Growth                                                     36,960    19.20       709,629         646,129
MFS VIT Core Equity Initial Class                                      63,650    17.68     1,125,337       1,000,043
MFS VIT Growth Initial Class                                          923,984    28.83    26,638,452      24,469,844
MFS VIT Research Initial Class                                          5,019    21.85       109,658          96,755
MFS VIT Total Return Initial Class                                    618,442    20.05    12,399,759      11,747,563
MFS VIT Utilities Initial Class                                       443,478    27.63    12,253,306      11,005,428
NB AMT Large Cap Value I Class                                         37,215    11.60       431,695         392,852
NB AMT Mid Cap Growth I Class                                         250,671    30.97     7,763,284       6,232,946
NB AMT Mid Cap Intrinsic Value I Class                                343,179    12.09     4,149,032       4,721,761
Oppenheimer Main Street Fund/VA Class A                                15,530    23.97       372,242         349,569
PIMCO VIT CommodityRealReturn Strategy Administrative Class           896,916     7.13     6,395,012       7,176,068
T. Rowe Price Equity Income                                           174,218    22.27     3,879,841       3,599,067

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2012, is as follows:

                                                                         UNITS         UNITS       NET INCREASE
SUBACCOUNT                                                               ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                      44,359       (29,235)         15,124
ABVPSF Growth and Income Class A                                           31,034      (562,064)       (531,030)
ABVPSF International Value Class A                                         80,203       (41,408)         38,795
ABVPSF Large Cap Growth Class A                                             7,084          (616)          6,468
ABVPSF Small/Mid Cap Value Class A                                        409,015      (452,958)        (43,943)
American Century VP Income & Growth Class I                               180,495      (395,901)       (215,406)
American Century VP Inflation Protection Class II                         534,168      (279,964)        254,204
American Century VP International Class I                                  67,194      (128,703)        (61,509)
American Funds Bond Class 2                                                    --          (219)           (219)
American Funds Global Growth Class 2                                      170,165      (136,038)         34,127
American Funds Global Small Capitalization Class 2                        174,975      (179,144)         (4,169)
American Funds Growth Class 2                                             590,993      (884,131)       (293,138)
American Funds Growth-Income Class 2                                      363,970      (267,395)         96,575
American Funds High-Income Bond Class 2                                   187,478      (109,664)         77,814
American Funds International Class 2                                    1,116,120      (791,903)        324,217
American Funds U.S. Government/AAA-Rated Securities Class 2               695,189    (1,090,907)       (395,718)
BlackRock Global Allocation V.I. Class I                                  435,878      (491,683)        (55,805)
Delaware VIP Diversified Income Standard Class                            638,605      (202,259)        436,346
Delaware VIP Emerging Markets Standard Class                              573,780      (292,155)        281,625
Delaware VIP High Yield Standard Class                                    399,817      (185,398)        214,419
Delaware VIP International Value Equity Standard Class                         --          (264)           (264)
Delaware VIP Limited-Term Diversified Income Standard Class               576,022      (257,243)        318,779
Delaware VIP REIT Standard Class                                          457,416      (138,131)        319,285
Delaware VIP Small Cap Value Standard Class                               524,282      (284,754)        239,528
Delaware VIP Smid Cap Growth Standard Class                               165,554       (47,031)        118,523
Delaware VIP U.S. Growth Standard Class                                   356,044      (126,133)        229,911
Delaware VIP Value Standard Class                                       1,210,457      (211,982)        998,475
DWS Alternative Asset Allocation VIP Class A                               56,530       (32,336)         24,194
DWS Equity 500 Index VIP Class A                                        1,503,900    (2,261,792)       (757,892)
DWS Small Cap Index VIP Class A                                         1,109,981    (1,264,643)       (154,662)
Fidelity VIP Asset Manager Service Class                                  100,184       (91,281)          8,903
Fidelity VIP Contrafund Service Class                                     748,600      (801,349)        (52,749)
Fidelity VIP Equity-Income Service Class                                   43,314       (87,579)        (44,265)
Fidelity VIP Growth Service Class                                         123,852      (138,407)        (14,555)
Fidelity VIP High Income Service Class                                         --          (397)           (397)
Fidelity VIP Mid Cap Service Class                                        679,519      (804,926)       (125,407)

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                         UNITS         UNITS       NET INCREASE
SUBACCOUNT                                                               ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class                                        90,016       (90,281)           (265)
FTVIPT Franklin Income Securities Class 1                                 209,095       (54,473)        154,622
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                    27,860       (10,213)         17,647
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                    33,235       (10,896)         22,339
FTVIPT Franklin U.S. Government Class 1                                   453,880      (275,158)        178,722
FTVIPT Mutual Shares Securities Class 1                                   135,927      (187,843)        (51,916)
FTVIPT Templeton Foreign Securities Class 2                                22,808        (4,379)         18,429
FTVIPT Templeton Global Bond Securities Class 1                           305,051      (234,264)         70,787
FTVIPT Templeton Growth Securities Class 1                                 14,857       (21,596)         (6,739)
FTVIPT Templeton Growth Securities Class 2                                  2,660          (655)          2,005
Goldman Sachs VIT Mid Cap Value Service Class                             146,363       (40,814)        105,549
Invesco V.I. Growth and Income Series I                                    16,104        (4,706)         11,398
Janus Aspen Series Balanced Institutional Class                           114,752       (32,083)         82,669
Janus Aspen Series Balanced Service Class                                  39,021       (48,027)         (9,006)
Janus Aspen Series Enterprise Institutional Class                          53,928       (26,524)         27,404
Janus Aspen Series Enterprise Service Class                                30,383       (36,793)         (6,410)
Janus Aspen Series Flexible Bond Institutional Class                      202,942      (133,838)         69,104
Janus Aspen Series Flexible Bond Service Class                            562,455      (201,899)        360,556
Janus Aspen Series Global Technology Service Class                         15,932        (2,540)         13,392
Janus Aspen Series Worldwide Institutional Class                           34,786       (13,293)         21,493
Janus Aspen Series Worldwide Service Class                                  1,988          (945)          1,043
LVIP Baron Growth Opportunities Standard Class                             78,040       (29,858)         48,182
LVIP Baron Growth Opportunities Service Class                             571,750      (199,961)        371,789
LVIP BlackRock Emerging Markets Index RPM Standard Class                      886          (497)            389
LVIP BlackRock Equity Dividend RPM Standard Class                          88,000       (51,798)         36,202
LVIP BlackRock Inflation Protected Bond Standard Class                    140,920       (52,398)         88,522
LVIP Capital Growth Standard Class                                          1,610          (208)          1,402
LVIP Clarion Global Real Estate Standard Class                            273,764      (120,052)        153,712
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                      36,662      (130,225)        (93,563)
LVIP Delaware Bond Standard Class                                       2,948,695    (1,676,041)      1,272,654
LVIP Delaware Diversified Floating Rate Standard Class                     29,163       (13,525)         15,638
LVIP Delaware Foundation Aggressive Allocation Standard Class              20,181       (50,608)        (30,427)
LVIP Delaware Growth and Income Standard Class                            611,036       (53,840)        557,196
LVIP Delaware Social Awareness Standard Class                              53,824       (46,102)          7,722
LVIP Delaware Special Opportunities Standard Class                        649,753      (235,694)        414,059
LVIP Dimensional Non-U.S. Equity Standard Class                               294           (24)            270
LVIP Dimensional U.S. Equity Standard Class                                 2,878          (711)          2,167
LVIP Dimensional/Vanguard Total Bond Standard Class                        88,015       (20,584)         67,431
LVIP Global Income Standard Class                                         457,575      (126,959)        330,616
LVIP JPMorgan High Yield Standard Class                                   155,433       (78,588)         76,845
LVIP JPMorgan Mid Cap Value RPM Standard Class                             18,689       (18,768)            (79)
LVIP MFS International Growth Standard Class                              218,819       (69,121)        149,698
LVIP MFS Value Standard Class                                             410,376      (602,006)       (191,630)
LVIP Mid-Cap Value Standard Class                                          33,697       (48,503)        (14,806)
LVIP Mondrian International Value Standard Class                          236,282      (370,546)       (134,264)
LVIP Money Market Standard Class                                        9,811,155    (9,276,232)        534,923
LVIP Protected Profile 2010 Standard Class                                 42,820       (17,483)         25,337
LVIP Protected Profile 2020 Standard Class                                638,651      (187,070)        451,581
LVIP Protected Profile 2030 Standard Class                                613,667       (39,200)        574,467
LVIP Protected Profile 2040 Standard Class                                658,361       (23,508)        634,853
LVIP Protected Profile 2050 Standard Class                                106,325        (1,646)        104,679
LVIP Protected Profile Conservative Standard Class                         83,076       (36,070)         47,006
LVIP Protected Profile Growth Standard Class                              166,006       (89,443)         76,563
LVIP Protected Profile Moderate Standard Class                            162,413       (69,591)         92,822
LVIP SSgA Bond Index Standard Class                                       395,775      (310,289)         85,486
LVIP SSgA Conservative Index Allocation Standard Class                        693           (99)            594
LVIP SSgA Conservative Structured Allocation Standard Class                 6,552           (91)          6,461
LVIP SSgA Developed International 150 Standard Class                       13,697        (6,485)          7,212
LVIP SSgA Emerging Markets 100 Standard Class                             147,927       (74,440)         73,487
LVIP SSgA Global Tactical Allocation RPM Standard Class                    46,538       (27,468)         19,070
LVIP SSgA International Index Standard Class                            1,246,170      (443,849)        802,321
LVIP SSgA Large Cap 100 Standard Class                                      7,824        (4,187)          3,637

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                         UNITS         UNITS       NET INCREASE
SUBACCOUNT                                                               ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------------------------------
LVIP SSgA Moderate Index Allocation Standard Class                          5,471          (218)          5,253
LVIP SSgA Moderate Structured Allocation Standard Class                       861          (128)            733
LVIP SSgA Moderately Aggressive Index Allocation Standard Class             1,869          (118)          1,751
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class        1,782          (590)          1,192
LVIP SSgA S&P 500 Index Standard Class                                  3,416,406    (1,127,502)      2,288,904
LVIP SSgA Small-Cap Index Standard Class                                  415,869      (547,842)       (131,973)
LVIP SSgA Small-Mid Cap 200 Standard Class                                 43,397       (32,410)         10,987
LVIP T. Rowe Price Growth Stock Standard Class                            272,202      (229,249)         42,953
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               379,427       (86,555)        292,872
LVIP Templeton Growth RPM Standard Class                                  140,519       (58,499)         82,020
LVIP UBS Large Cap Growth RPM Standard Class                               66,806      (541,137)       (474,331)
LVIP Vanguard Domestic Equity ETF Standard Class                          316,149      (270,658)         45,491
LVIP Vanguard International Equity ETF Standard Class                      32,373          (558)         31,815
M Business Opportunity Value                                               63,346       (13,053)         50,293
M Capital Appreciation                                                     12,467       (20,626)         (8,159)
M International Equity                                                     27,648       (13,940)         13,708
M Large Cap Growth                                                         32,854       (11,074)         21,780
MFS VIT Core Equity Initial Class                                          62,800      (153,929)        (91,129)
MFS VIT Growth Initial Class                                            1,450,248      (254,404)      1,195,844
MFS VIT Research Initial Class                                              2,839        (1,141)          1,698
MFS VIT Total Return Initial Class                                        502,203      (202,418)        299,785
MFS VIT Utilities Initial Class                                           105,091       (65,309)         39,782
NB AMT Large Cap Value I Class                                             28,591       (16,981)         11,610
NB AMT Mid Cap Growth I Class                                              64,291      (229,802)       (165,511)
NB AMT Mid Cap Intrinsic Value I Class                                     24,240       (44,645)        (20,405)
Oppenheimer Main Street Fund/VA Class A                                    24,192       (11,095)         13,097
PIMCO VIT CommodityRealReturn Strategy Administrative Class               273,266      (181,203)         92,063
T. Rowe Price Equity Income                                               294,354       (70,318)        224,036

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                         UNITS         UNITS       NET INCREASE
SUBACCOUNT                                                               ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                     37,840        (45,369)         (7,529)
ABVPSF Growth and Income Class A                                          35,702        (59,271)        (23,569)
ABVPSF International Value Class A                                        80,607       (694,972)       (614,365)
ABVPSF Large Cap Growth Class A                                            3,150         (1,059)          2,091
ABVPSF Small/Mid Cap Value Class A                                       632,337       (364,620)        267,717
American Century VP Income & Growth Class I                              162,818        (64,426)         98,392
American Century VP Inflation Protection Class II                        538,116       (303,608)        234,508
American Century VP International Class I                                 79,112        (34,711)         44,401
American Funds Bond Class 2                                                   82            (27)             55
American Funds Global Growth Class 2                                     127,688       (171,900)        (44,212)
American Funds Global Small Capitalization Class 2                       227,739       (237,580)         (9,841)
American Funds Growth Class 2                                            539,613     (1,327,112)       (787,499)
American Funds Growth-Income Class 2                                     148,073       (332,315)       (184,242)
American Funds High-Income Bond Class 2                                  214,565       (193,728)         20,837
American Funds International Class 2                                   2,006,463     (1,215,506)        790,957
American Funds U.S. Government/AAA-Rated Securities Class 2              492,119       (354,509)        137,610
BlackRock Global Allocation V.I. Class I                                 169,128        (42,049)        127,079
Delaware VIP Diversified Income Standard Class                           527,035       (352,079)        174,956
Delaware VIP Emerging Markets Standard Class                             332,439       (227,381)        105,058
Delaware VIP High Yield Standard Class                                   232,910       (223,894)          9,016
Delaware VIP International Value Equity Standard Class                       107            (16)             91
Delaware VIP Limited-Term Diversified Income Standard Class              342,853        (98,169)        244,684
Delaware VIP REIT Standard Class                                         486,353       (531,758)        (45,405)
Delaware VIP Small Cap Value Standard Class                              519,974       (307,326)        212,648
Delaware VIP Smid Cap Growth Standard Class                              303,366        (81,220)        222,146
Delaware VIP U.S. Growth Standard Class                                   43,343        (20,560)         22,783
Delaware VIP Value Standard Class                                        293,962       (267,182)         26,780
DWS Alternative Asset Allocation VIP Class A                              34,632        (66,248)        (31,616)
DWS Equity 500 Index VIP Class A                                       3,033,728     (4,036,495)     (1,002,767)

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                         UNITS         UNITS       NET INCREASE
SUBACCOUNT                                                               ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP Class A                                           723,014    (1,083,320)       (360,306)
Fidelity VIP Asset Manager Service Class                                   52,092       (21,093)         30,999
Fidelity VIP Contrafund Service Class                                   1,002,664      (538,242)        464,422
Fidelity VIP Equity-Income Service Class                                   89,290      (102,911)        (13,621)
Fidelity VIP Growth Service Class                                         125,751       (98,359)         27,392
Fidelity VIP High Income Service Class                                         98           (43)             55
Fidelity VIP Mid Cap Service Class                                        418,188      (330,584)         87,604
Fidelity VIP Overseas Service Class                                       144,529      (108,645)         35,884
FTVIPT Franklin Income Securities Class 1                                 293,332       (47,861)        245,471
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                    23,624       (13,916)          9,708
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                    28,866      (167,223)       (138,357)
FTVIPT Franklin U.S. Government Class 1                                   302,819       (96,878)        205,941
FTVIPT Mutual Shares Securities Class 1                                   342,061      (225,789)        116,272
FTVIPT Templeton Foreign Securities Class 2                                 7,521      (133,293)       (125,772)
FTVIPT Templeton Global Bond Securities Class 1                           160,952      (191,993)        (31,041)
FTVIPT Templeton Growth Securities Class 1                                 49,998       (48,200)          1,798
FTVIPT Templeton Growth Securities Class 2                                    626        (4,689)         (4,063)
Goldman Sachs VIT Mid Cap Value Service Class                               4,584           (26)          4,558
Invesco V.I. Growth and Income Series I                                     3,701           (21)          3,680
Janus Aspen Series Balanced Institutional Class                           119,449       (49,291)         70,158
Janus Aspen Series Balanced Service Class                                  17,674       (17,958)           (284)
Janus Aspen Series Enterprise Institutional Class                          33,181      (211,658)       (178,477)
Janus Aspen Series Enterprise Service Class                                22,602       (28,483)         (5,881)
Janus Aspen Series Flexible Bond Institutional Class                      196,290      (172,881)         23,409
Janus Aspen Series Flexible Bond Service Class                            200,777      (288,509)        (87,732)
Janus Aspen Series Global Technology Service Class                          2,818        (4,854)         (2,036)
Janus Aspen Series Worldwide Institutional Class                           19,853      (121,611)       (101,758)
Janus Aspen Series Worldwide Service Class                                  3,283        (8,766)         (5,483)
LVIP Baron Growth Opportunities Standard Class                             86,915       (49,153)         37,762
LVIP Baron Growth Opportunities Service Class                             352,894      (614,772)       (261,878)
LVIP BlackRock Equity Dividend RPM Standard Class                         104,126      (231,095)       (126,969)
LVIP BlackRock Inflation Protected Bond Standard Class                    241,593       (16,567)        225,026
LVIP Capital Growth Standard Class                                         17,554       (10,039)          7,515
LVIP Clarion Global Real Estate Standard Class                            207,633      (263,186)        (55,553)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                     123,216      (139,748)        (16,532)
LVIP Delaware Bond Standard Class                                       3,030,479    (3,001,087)         29,392
LVIP Delaware Diversified Floating Rate Standard Class                     46,528        (7,394)         39,134
LVIP Delaware Foundation Aggressive Allocation Standard Class              23,799       (16,205)          7,594
LVIP Delaware Growth and Income Standard Class                             19,402       (18,895)            507
LVIP Delaware Social Awareness Standard Class                              52,505       (84,800)        (32,295)
LVIP Delaware Special Opportunities Standard Class                        355,349      (122,666)        232,683
LVIP Dimensional Non-U.S. Equity Standard Class                             9,182        (7,819)          1,363
LVIP Dimensional U.S. Equity Standard Class                                 1,350            (9)          1,341
LVIP Dimensional/Vanguard Total Bond Standard Class                        28,227           (49)         28,178
LVIP Global Income Standard Class                                         237,868       (64,595)        173,273
LVIP JPMorgan High Yield Standard Class                                   332,015       (36,076)        295,939
LVIP JPMorgan Mid Cap Value RPM Standard Class                             35,851       (17,587)         18,264
LVIP MFS International Growth Standard Class                              115,140       (24,280)         90,860
LVIP MFS Value Standard Class                                             498,264      (281,922)        216,342
LVIP Mid-Cap Value Standard Class                                          73,829       (30,079)         43,750
LVIP Mondrian International Value Standard Class                          289,000      (263,354)         25,646
LVIP Money Market Standard Class                                       11,821,806   (15,890,682)     (4,068,876)
LVIP Protected Profile 2010 Standard Class                                 41,277       (36,445)          4,832
LVIP Protected Profile 2020 Standard Class                                368,328      (289,797)         78,531
LVIP Protected Profile 2030 Standard Class                                137,834      (190,780)        (52,946)
LVIP Protected Profile 2040 Standard Class                                198,012      (173,004)         25,008
LVIP Protected Profile 2050 Standard Class                                    493          (419)             74
LVIP Protected Profile Conservative Standard Class                        103,264       (50,663)         52,601
LVIP Protected Profile Growth Standard Class                              449,593       (79,880)        369,713
LVIP Protected Profile Moderate Standard Class                            235,013       (79,890)        155,123
LVIP SSgA Bond Index Standard Class                                       250,430       (86,235)        164,195
LVIP SSgA Conservative Index Allocation Standard Class                        975            --             975

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                         UNITS         UNITS       NET INCREASE
SUBACCOUNT                                                               ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------------------------------
LVIP SSgA Conservative Structured Allocation Standard Class                   117           (25)             92
LVIP SSgA Developed International 150 Standard Class                       20,583       (22,518)         (1,935)
LVIP SSgA Emerging Markets 100 Standard Class                              71,382       (96,189)        (24,807)
LVIP SSgA Global Tactical Allocation RPM Standard Class                    58,938       (40,738)         18,200
LVIP SSgA International Index Standard Class                               88,723       (53,437)         35,286
LVIP SSgA Large Cap 100 Standard Class                                     13,724        (9,288)          4,436
LVIP SSgA Moderate Index Allocation Standard Class                            812            (7)            805
LVIP SSgA Moderate Structured Allocation Standard Class                     1,335           (34)          1,301
LVIP SSgA Moderately Aggressive Index Allocation Standard Class             2,425          (471)          1,954
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class          173           (19)            154
LVIP SSgA S&P 500 Index Standard Class                                  1,207,735    (1,262,599)        (54,864)
LVIP SSgA Small-Cap Index Standard Class                                  268,338      (194,427)         73,911
LVIP SSgA Small-Mid Cap 200 Standard Class                                 66,118       (60,110)          6,008
LVIP T. Rowe Price Growth Stock Standard Class                            135,068       (26,899)        108,169
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               171,013       (30,844)        140,169
LVIP Templeton Growth RPM Standard Class                                   26,416       (35,691)         (9,275)
LVIP UBS Large Cap Growth RPM Standard Class                              150,454       (67,147)         83,307
LVIP Vanguard Domestic Equity ETF Standard Class                              306            --             306
M Business Opportunity Value                                                2,439        (1,810)            629
M Capital Appreciation                                                     27,542       (14,469)         13,073
M International Equity                                                     18,817       (53,885)        (35,068)
M Large Cap Growth                                                         11,194        (5,253)          5,941
MFS VIT Core Equity Initial Class                                         121,159        (6,401)        114,758
MFS VIT Growth Initial Class                                              612,227       (73,603)        538,624
MFS VIT Research Initial Class                                              2,088        (1,627)            461
MFS VIT Total Return Initial Class                                        182,371      (192,022)         (9,651)
MFS VIT Utilities Initial Class                                           110,694       (51,182)         59,512
NB AMT Large Cap Value I Class                                             28,032       (16,067)         11,965
NB AMT Mid Cap Growth I Class                                             163,883      (164,576)           (693)
NB AMT Mid Cap Intrinsic Value I Class                                     77,130      (166,995)        (89,865)
Oppenheimer Main Street Fund/VA Class A                                    19,872        (8,348)         11,524
PIMCO VIT CommodityRealReturn Strategy Administrative Class               272,108       (89,940)        182,168
T. Rowe Price Equity Income                                                88,017          (116)         87,901

7. SUBSEQUENT EVENT

Subsequent events were evaluated through the date these financial statements were issued.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

NOTE TO OTHER FINANCIAL INFORMATION

DECEMBER 31, 2012

NOTE - YEAR-END UNIT VALUES

The accompanying supplemental summary presents unit values for the investment options in Lincoln Life Flexible Premium Variable Life Account S, by product, as of December 31 for years 2008 through 2012.

The financial highlights note in the accompanying financial statements presents a range of minimum to maximum unit values only for those subaccounts that existed for the entire year, and had assets at December 31; therefore, some individual product unit values presented herein may not be consistent with the ranges presented in the audited financial statements as a result of partial year activity. In addition, some individual product unit values presented herein occur prior to the commencement date presented in the audited financial statements. Because the commencement date in the accompanying financial statements represents the date in which funds were first received, some individual product unit values presented herein reflect the unit value available for investment at the time, irrespective of asset level. Therefore, there may be additional unit values displayed in the supplemental summary as compared to the financial highlights note in the accompanying financial statements.

END OF YEAR UNIT VALUES FOR YEARS 2008 TO 2012

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
           Lincoln CVUL III Jumbo                                             10.157951  15.559916  18.469064  14.150722  16.031411
           Lincoln CVUL III Super Jumbo                                        9.333718  14.275934  16.919654  12.944112  14.642465
           Lincoln CVUL III Super Jumbo/0.15%                                                                   9.958175  11.287299
           Lincoln CVUL III SC (Elite)                                         6.899916  10.516537  12.420564   9.468880  10.673848
           Lincoln CVUL III LC (Elite)                                         7.050889  10.778954  12.768700   9.763550  11.039099
           Lincoln CVUL III LC (Elite)/0.20%                                                                    9.957630  11.281027
           Lincoln Corporate Variable 4 - Band 1                               8.252791  12.578565  14.855924  11.325489  12.766720
           Lincoln Corporate Variable 4 - Band 2                               8.389892  12.825950  15.193556  11.617764  13.135551
           Lincoln Corporate Variable 4 - Band 3                               8.375562  12.829656  15.228341  11.667730  13.218412
           Lincoln Corporate Variable 4 - Band 4                               7.920269  12.144373  14.429345  11.066635  12.552832
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.251848  11.130593  13.238034  10.163133  11.536944
ABVPSF GROWTH AND INCOME CLASS A
           Lincoln CVUL III Jumbo                                             11.044146  13.317324  15.030773  15.948299  18.705796
           Lincoln CVUL III Super Jumbo                                       10.044323  12.093549  13.629100  14.439378  16.910608
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.640942  12.487024
           Lincoln CVUL III SC (Elite)                                         8.753973  10.503104  11.795385  12.452962  14.533298
           Lincoln CVUL III LC (Elite)                                         8.942195  10.761198  12.121496  12.835723  15.025006
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.640360  12.480103
           Lincoln Corporate Variable 4 - Band 1                               9.212542  11.053299  12.413276  13.105299  15.294612
           Lincoln Corporate Variable 4 - Band 2                               9.366604  11.271926  12.696811  13.444932  15.738101
           Lincoln Corporate Variable 4 - Band 3                               8.454818  10.195023  11.506788  12.209205  14.320255
           Lincoln Corporate Variable 4 - Band 4                               9.346572  11.281622  12.745884  13.537470  15.894003
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.501047   9.063077  10.249625  10.897077  12.806779
ABVPSF INTERNATIONAL VALUE CLASS A
           Lincoln CVUL III Jumbo                                              5.907197   7.939954   8.288000   6.679074   7.634406
           Lincoln CVUL III Super Jumbo                                        5.884081   7.897024   8.230844   6.623046   7.559022
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.264028  11.737994
           Lincoln CVUL III SC (Elite)                                         5.830492   7.797756   8.099006   6.494133   7.386004
           Lincoln CVUL III LC (Elite)                                         5.876361   7.882559   8.211757   6.604384   7.533956
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.263466  11.731487
           Lincoln Corporate Variable 4 - Band 1                               5.830469   7.797725   8.098974   6.494107   7.385975
           Lincoln Corporate Variable 4 - Band 2                               5.876555   7.882983   8.212106   6.604647   7.534256
           Lincoln Corporate Variable 4 - Band 3                               5.907202   7.939970   8.288023   6.679085   7.634419
           Lincoln Corporate Variable 4 - Band 4                               5.922659   7.968702   8.326325   6.716689   7.685079
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   5.938127   7.997510   8.364779   6.754469   7.736035
ABVPSF LARGE CAP GROWTH CLASS A
           Lincoln CVUL III Jumbo                                              9.730850  13.354798  14.674081  14.199194  16.493280
           Lincoln CVUL III Super Jumbo                                        9.426995  12.918398  14.173307  13.694054  15.882703
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.277685  12.013122
           Lincoln CVUL III SC (Elite)                                         7.488240  10.225760  11.179928  10.764124  12.440909

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln CVUL III LC (Elite)                                         7.652725  10.481759  11.494242  11.100029  12.867682
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.277122  12.006465
           Lincoln Corporate Variable 4 - Band 1                               8.936207  12.203069  13.341741  12.845534  14.846552
           Lincoln Corporate Variable 4 - Band 2                               9.084864  12.443232  13.644994  13.177011  15.275389
           Lincoln Corporate Variable 4 - Band 3                               8.900272  12.214898  13.421573  12.987221  15.085461
           Lincoln Corporate Variable 4 - Band 4                               8.971285  12.324718  13.555772  13.130217  15.264970
ABVPSF SMALL/MID CAP VALUE CLASS A
           Lincoln CVUL III Jumbo                                             13.833242  19.722258  24.979051  22.837505  27.064816
           Lincoln CVUL III Super Jumbo                                       12.195108  17.360676  21.955093  20.042674  23.717062
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.486746  12.434096
           Lincoln CVUL III SC (Elite)                                        13.775688  19.542252  24.628062  22.404149  26.418870
           Lincoln CVUL III LC (Elite)                                        14.077503  20.030388  25.318682  23.101714  27.323255
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.486172  12.427202
           Lincoln Corporate Variable 4 - Band 1                              11.205188  15.895514  20.032133  18.223157  21.488596
           Lincoln Corporate Variable 4 - Band 2                              11.391080  16.207969  20.487095  18.693187  22.109129
           Lincoln Corporate Variable 4 - Band 3                               9.163130  13.063997  16.546084  15.127518  17.927653
           Lincoln Corporate Variable 4 - Band 4                              10.742978  15.331785  19.437732  17.789079  21.103012
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.649519  10.927873  13.868275  12.704716  15.086539
AMERICAN CENTURY VP INCOME & GROWTH CLASS I
           Lincoln CVUL                                                        8.301113   9.734960  11.034629  11.298599  12.874097
           Lincoln CVUL/0.35%                                                                       10.726402  11.021527  12.602393
           Lincoln CVUL LC                                                     8.031313   9.446865  10.740215  11.030198  12.606005
           Lincoln CVUL LC/0.20%                                                                    10.738614  11.050646  12.654643
           Lincoln CVUL III Jumbo                                             11.495793  13.549057  15.434843  15.883334  18.188797
           Lincoln CVUL III Super Jumbo                                       10.774561  12.679965  14.423157  14.819994  16.945691
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.590666  12.133961
           Lincoln CVUL III SC (Elite)                                         8.301113   9.734960  11.034629  11.298599  12.874097
           Lincoln CVUL III LC (Elite)                                         8.031313   9.446865  10.740215  11.030198  12.606005
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.050646  12.654643
           Lincoln Corporate Variable 4 - Band 1                               9.763110  11.449487  12.978055  13.288516  15.141491
           Lincoln Corporate Variable 4 - Band 2                               9.925027  11.674356  13.272670  13.631031  15.578403
           Lincoln Corporate Variable 4 - Band 3                               8.817478  10.392368  11.837400  12.178475  13.947342
           Lincoln Corporate Variable 4 - Band 4                               9.922590  11.706575  13.349340  13.750918  15.762408
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.653738   9.038833  10.317471  10.638537  12.207097
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
           Lincoln CVUL                                                       11.528855  12.621680  13.173110  14.617590  15.587745
           Lincoln CVUL/0.35%                                                                       10.495021  11.686648  12.505961
           Lincoln CVUL LC                                                    11.689053  12.834309  13.434712  14.952623  15.992912
           Lincoln CVUL LC/0.20%                                                                    10.506731  11.717225  12.557499
           Lincoln CVUL III Jumbo                                             11.799552  12.982747  13.617851  15.186800  16.275885
           Lincoln CVUL III Super Jumbo                                       11.717683  12.873357  13.482877  15.013751  16.066316
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.096887  10.826372
           Lincoln CVUL III SC (Elite)                                        11.528855  12.621680  13.173110  14.617590  15.587745
           Lincoln CVUL III LC (Elite)                                        11.689053  12.834309  13.434712  14.952623  15.992912
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.717225  12.557499
           Lincoln Corporate Variable 4 - Band 1                              11.528855  12.621680  13.173110  14.617590  15.587745
           Lincoln Corporate Variable 4 - Band 2                              11.685644  12.830568  13.430882  14.948362  15.988353
           Lincoln Corporate Variable 4 - Band 3                              11.429930  12.574906  13.189604  14.709194  15.764031
           Lincoln Corporate Variable 4 - Band 4                              11.849172  13.049177  13.700739  15.294496  16.407702
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL  10.906294  12.022877  12.635826  14.119810  15.162665
AMERICAN CENTURY VP INTERNATIONAL CLASS I
           Lincoln CVUL                                                        8.882522  11.798803  13.273960  11.593998  13.949504
           Lincoln CVUL/0.35%                                                                       11.140628   9.764848  11.789897
           Lincoln CVUL LC                                                     8.307462  11.068090  12.489256  10.941427  13.203877
           Lincoln CVUL LC/0.20%                                                                    11.153308   9.790657  11.838787
           Lincoln CVUL III Jumbo                                             12.672813  16.917875  19.128330  16.791351  20.303979
           Lincoln CVUL III Super Jumbo                                       12.926058  17.230090  19.452176  17.049986  20.585838
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.303439  12.465069
           Lincoln CVUL III SC (Elite)                                         8.882522  11.798803  13.273960  11.593998  13.949504
           Lincoln CVUL III LC (Elite)                                         8.307462  11.068090  12.489256  10.941427  13.203877

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln CVUL III LC (Elite)/0.20%                                                                    9.790657  11.838787
           Lincoln Corporate Variable 4 - Band 1                              11.718141  15.565481  17.511628  15.295314  18.402787
           Lincoln Corporate Variable 4 - Band 2                              11.907049  15.863843  17.900801  15.682289  18.925056
           Lincoln Corporate Variable 4 - Band 3                              10.838468  14.469076  16.359582  14.360859  17.365036
           Lincoln Corporate Variable 4 - Band 4                              11.730142  15.675095  17.740890  15.589029  18.868988
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.670812  11.598478  13.140132  11.557894  14.003679
AMERICAN FUNDS BOND CLASS 2
           Lincoln CVUL                                                       13.635577  15.247303  16.116697  16.981040  17.768743
           Lincoln CVUL/0.35%                                                                       10.432626  11.030656  11.582797
           Lincoln CVUL LC                                                    13.992960  15.691181  16.628737  17.565740  18.435777
           Lincoln CVUL LC/0.20%                                                                    10.444503  11.060910  11.634035
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
           Lincoln CVUL                                                        8.944684  12.639869  14.026002  12.690475  15.445301
           Lincoln CVUL/0.35%                                                                       10.926362   9.920685  12.116551
           Lincoln CVUL LC                                                     9.179911  13.011236  14.481434  13.141961  16.042814
           Lincoln CVUL LC/0.20%                                                                    10.938801   9.946906  12.166794
           Lincoln CVUL III Jumbo                                             11.194032  15.897719  17.729466  16.121820  19.719792
           Lincoln CVUL III Super Jumbo                                       11.116359  15.763753  17.553738  15.938069  19.465835
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.348928  12.664866
           Lincoln CVUL III SC (Elite)                                        10.937209  15.455535  17.150444  15.517415  18.885908
           Lincoln CVUL III LC (Elite)                                        11.090659  15.719452  17.495665  15.877390  19.382038
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.348362  12.657861
           Lincoln Corporate Variable 4 - Band 1                              10.936922  15.455109  17.149931  15.516947  18.885439
           Lincoln Corporate Variable 4 - Band 2                              11.090588  15.719345  17.495543  15.877281  19.381905
           Lincoln Corporate Variable 4 - Band 3                              11.031146  15.666387  17.471478  15.887227  19.432847
           Lincoln Corporate Variable 4 - Band 4                              11.246134  15.987690  17.847626  16.245526  19.890972
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   9.040092  12.864397  14.375337  13.098037  16.053228
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
           Lincoln CVUL                                                       10.197239  16.333032  19.854497  15.941427  18.707892
           Lincoln CVUL/0.35%                                                                       11.508632   9.272887  10.920232
           Lincoln CVUL LC                                                    10.340288  16.611880  20.254161  16.311277  19.199408
           Lincoln CVUL LC/0.20%                                                                    11.521740   9.297443  10.965568
           Lincoln CVUL III Jumbo                                             15.951179  25.677145  31.369486  25.313452  29.855157
           Lincoln CVUL III Super Jumbo                                       14.739823  23.691649  28.900503  23.286096  27.422912
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.071105  11.883987
           Lincoln CVUL III SC (Elite)                                        14.757899  23.637891  28.734313  23.071145  27.074896
           Lincoln CVUL III LC (Elite)                                        15.079549  24.225538  29.537002  23.787023  27.998782
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.070554  11.877370
           Lincoln Corporate Variable 4 - Band 1                              12.777764  20.466130  24.878651  19.975333  23.441747
           Lincoln Corporate Variable 4 - Band 2                              12.989770  20.868319  25.443725  20.490590  24.118723
           Lincoln Corporate Variable 4 - Band 3                              10.759998  17.320726  21.160545  17.075392  20.139038
           Lincoln Corporate Variable 4 - Band 4                              11.690616  18.837582  23.036660  18.607953  21.968496
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.559855  12.193695  14.926687  12.069176  14.263094
AMERICAN FUNDS GROWTH CLASS 2
           Lincoln CVUL                                                        9.096693  12.593445  14.841788  14.107213  16.515151
           Lincoln CVUL/0.35%                                                                       11.229987  10.712255  12.584826
           Lincoln CVUL LC                                                     9.350696  12.983933  15.347893  14.632804  17.181891
           Lincoln CVUL LC/0.20%                                                                    11.242769  10.740419  12.636668
           Lincoln CVUL III Jumbo                                             11.744687  16.340762  19.354529  18.489735  21.754146
           Lincoln CVUL III Super Jumbo                                       10.818925  15.030160  17.775550  16.955833  19.919549
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.352094  12.185871
           Lincoln CVUL III SC (Elite)                                         9.096693  12.593445  14.841788  14.107213  16.515151
           Lincoln CVUL III LC (Elite)                                         9.350696  12.983933  15.347893  14.632804  17.181891
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.740419  12.636668
           Lincoln Corporate Variable 4 - Band 1                               9.721948  13.459020  15.861851  15.077472  17.651024
           Lincoln Corporate Variable 4 - Band 2                               9.883896  13.724309  16.223068  15.467204  18.161645
           Lincoln Corporate Variable 4 - Band 3                               9.142117  12.719724  15.065655  14.392495  16.933528
           Lincoln Corporate Variable 4 - Band 4                               9.798374  13.646430  16.179433  15.471984  18.221804
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.368029  10.271898  12.190705  11.669336  13.757056

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
           Lincoln CVUL                                                       10.243646  13.350080  14.771779  14.400241  16.799755
           Lincoln CVUL/0.35%                                                                       10.638784  10.407589  12.184352
           Lincoln CVUL LC                                                    10.534590  13.770504  15.282721  14.943127  17.485484
           Lincoln CVUL LC/0.20%                                                                    10.650898  10.435101  12.234892
           Lincoln CVUL III Jumbo                                             11.460551  15.010885  16.692642  16.354421  19.175140
           Lincoln CVUL III Super Jumbo                                       10.505601  13.739479  15.255910  14.924379  17.472239
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.407214  12.208291
           Lincoln CVUL III SC (Elite)                                        10.243646  13.350080  14.771779  14.400241  16.799755
           Lincoln CVUL III LC (Elite)                                        10.534590  13.770504  15.282721  14.943127  17.485484
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.435101  12.234892
           Lincoln Corporate Variable 4 - Band 1                               9.608011  12.521678  13.855154  13.506674  15.757295
           Lincoln Corporate Variable 4 - Band 2                               9.767652  12.767987  14.170112  13.855244  16.212481
           Lincoln Corporate Variable 4 - Band 3                               8.710683  11.410104  12.688454  12.431383  14.575475
           Lincoln Corporate Variable 4 - Band 4                               9.570708  12.548135  13.967928  13.698617  16.077337
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.715153  10.125440  11.282377  11.075923  13.012219
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
           Lincoln CVUL                                                       12.338301  17.024504  19.453340  19.688520  22.230235
           Lincoln CVUL/0.35%                                                                       10.939665  11.110741  12.589059
           Lincoln CVUL LC                                                    12.692447  17.565139  20.131791  20.436363  23.143969
           Lincoln CVUL LC/0.20%                                                                    10.952112  11.140081  12.641247
           Lincoln CVUL III Jumbo                                             12.798151  17.746840  20.380781  20.730572  23.524080
           Lincoln CVUL III Super Jumbo                                       10.644552  14.738407  16.900494  17.164786  19.448613
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.210426  11.592104
           Lincoln CVUL III SC (Elite)                                        12.338301  17.024504  19.453340  19.688520  22.230235
           Lincoln CVUL III LC (Elite)                                        12.692447  17.565139  20.131791  20.436363  23.143969
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.140081  12.641247
           Lincoln Corporate Variable 4 - Band 1                              10.099316  13.934647  15.923079  16.115621  18.196022
           Lincoln Corporate Variable 4 - Band 2                              10.266753  14.208213  16.284383  16.530772  18.720884
           Lincoln Corporate Variable 4 - Band 3                               9.276827  12.863917  14.773147  15.026712  17.051607
           Lincoln Corporate Variable 4 - Band 4                              10.084233  13.997499  16.091044  16.383587  18.609917
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.591068  11.936815  13.735871  13.999589  15.917864
AMERICAN FUNDS INTERNATIONAL CLASS 2
           Lincoln CVUL                                                       11.846250  16.830516  17.922045  15.311730  17.927696
           Lincoln CVUL/0.35%                                                                       10.751393   9.217740  10.830383
           Lincoln CVUL LC                                                    12.012390  17.117822  18.282695  15.666879  18.398602
           Lincoln CVUL LC/0.20%                                                                    10.763634   9.242118  10.875318
           Lincoln CVUL III Jumbo                                             16.122040  23.020108  24.635804  21.153353  24.891417
           Lincoln CVUL III Super Jumbo                                       15.397834  21.953095  23.458723  20.112410  23.631075
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.290190  12.114649
           Lincoln CVUL III SC (Elite)                                        13.712437  19.482001  20.743112  17.721913  20.749652
           Lincoln CVUL III LC (Elite)                                        14.013962  19.970088  21.329058  18.277377  21.464274
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.289627  12.107931
           Lincoln Corporate Variable 4 - Band 1                              13.971100  19.849372  21.136652  18.058140  21.143326
           Lincoln Corporate Variable 4 - Band 2                              14.204176  20.241146  21.618561  18.525458  21.755613
           Lincoln Corporate Variable 4 - Band 3                              11.737916  16.760167  17.936501  15.401046  18.122605
           Lincoln Corporate Variable 4 - Band 4                              13.455875  19.232400  20.602819  17.708193  20.858291
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   9.004385  12.882784  13.814552  11.885558  14.013869
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
           Lincoln CVUL                                                       15.515094  15.792239  16.583363  17.715239  17.926691
           Lincoln CVUL/0.35%                                                                       10.425828  11.176463  11.349517
           Lincoln CVUL LC                                                    15.914300  16.247232  17.112420  18.335306  18.609888
           Lincoln CVUL LC/0.20%                                                                    10.437700  11.205978  11.396568
           Lincoln CVUL III Jumbo                                             12.856170  13.151393  13.879425  14.901035  15.154472
           Lincoln CVUL III Super Jumbo                                       12.383818  12.649212  13.329441  14.289129  14.510379
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.066038  10.242360
           Lincoln CVUL III SC (Elite)                                        15.515094  15.792239  16.583363  17.715239  17.926691
           Lincoln CVUL III LC (Elite)                                        15.914300  16.247232  17.112420  18.335306  18.609888
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.205978  11.396568
           Lincoln Corporate Variable 4 - Band 1                              12.119284  12.335814  12.953853  13.837886  14.003183

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln Corporate Variable 4 - Band 2                              12.316919  12.574592  13.244186  14.190642  14.403166
           Lincoln Corporate Variable 4 - Band 3                              12.327443  12.610525  13.308615  14.288209  14.531222
           Lincoln Corporate Variable 4 - Band 4                              12.638145  12.941291  13.671354  14.692327  14.957162
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL  11.910844  12.208745  12.910381  13.888401  14.152888
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
           Lincoln CVUL III Jumbo                                                        11.695046  12.845136  12.371713  13.616374
           Lincoln CVUL III Super Jumbo                                                  11.684155  12.813953  12.323166  13.542623
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.151697  11.178599
           Lincoln CVUL III SC (Elite)                                                   11.658781  12.741483  12.210630  13.372084
           Lincoln CVUL III LC (Elite)                                                   11.680526  12.803574  12.307028  13.518113
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.151141  11.172406
           Lincoln Corporate Variable 4 - Band 1                                         11.658781  12.741451  12.210641  13.372187
           Lincoln Corporate Variable 4 - Band 2                                         11.680520  12.804655  12.307986  13.519187
           Lincoln Corporate Variable 4 - Band 3                                         11.695046  12.845136  12.371713  13.616374
           Lincoln Corporate Variable 4 - Band 4                                         11.702312  12.865967  12.404182  13.665764
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL             11.709580  12.886830  12.436734  13.715330
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
           Lincoln CVUL                                                       11.824077  14.905556  15.990471  16.894168  17.983399
           Lincoln CVUL/0.35%                                                                       10.471859  11.102452  11.859696
           Lincoln CVUL LC                                                    11.989955  15.161561  16.317760  17.291737  18.461891
           Lincoln CVUL LC/0.20%                                                                    10.483775  11.131764  11.908857
           Lincoln CVUL III Jumbo                                             12.101696  15.333469  16.535800  17.557860  18.783543
           Lincoln CVUL III Super Jumbo                                       12.017733  15.204284  16.371920  17.357803  18.541694
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.099166  10.809572
           Lincoln CVUL III SC (Elite)                                        11.824077  14.905556  15.990471  16.894168  17.983399
           Lincoln CVUL III LC (Elite)                                        11.989955  15.161561  16.317760  17.291737  18.461891
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.131764  11.908857
           Lincoln Corporate Variable 4 - Band 1                              11.823931  14.906894  15.995646  16.899604  17.989205
           Lincoln Corporate Variable 4 - Band 2                              11.989862  15.161448  16.317635  17.291605  18.461751
           Lincoln Corporate Variable 4 - Band 3                              11.789855  14.938348  16.109695  17.105418  18.299517
           Lincoln Corporate Variable 4 - Band 4                              12.158022  15.420234  16.646000  17.692549  18.946569
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL  10.981112  13.941460  15.064725  16.027873  17.181069
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
           Lincoln CVUL                                                       14.771236  26.126394  30.742008  24.489411  27.830641
           Lincoln CVUL/0.35%                                                                       11.706105   9.357966  10.671998
           Lincoln CVUL LC                                                    14.978488  26.572502  31.360680  25.057454  28.561713
           Lincoln CVUL LC/0.20%                                                                    11.719423   9.382699  10.716254
           Lincoln CVUL III Jumbo                                             15.118046  26.873756  31.779617  25.443120  29.059345
           Lincoln CVUL III Super Jumbo                                       15.013158  26.647329  31.464695  25.153161  28.685131
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.160836  11.610795
           Lincoln CVUL III SC (Elite)                                        14.771236  26.126394  30.742008  24.489411  27.830641
           Lincoln CVUL III LC (Elite)                                        14.978488  26.572502  31.360680  25.057454  28.561713
           Lincoln CVUL III LC (Elite)/0.20%                                                                    9.382699  10.716254
           Lincoln Corporate Variable 4 - Band 1                              14.771236  26.126383  30.741919  24.489158  27.830141
           Lincoln Corporate Variable 4 - Band 2                              14.978482  26.572499  31.360675  25.057449  28.561704
           Lincoln Corporate Variable 4 - Band 3                              13.903920  24.715536  29.227407  23.399791  26.725596
           Lincoln Corporate Variable 4 - Band 4                              15.188936  27.026765  31.992479  25.639214  29.312595
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   9.006918  16.042683  19.009231  15.249531  17.451796
DELAWARE VIP HIGH YIELD STANDARD CLASS
           Lincoln CVUL                                                        9.891865  14.633507  16.757328  17.036913  19.933550
           Lincoln CVUL/0.35%                                                                       10.978377  11.200685  13.150962
           Lincoln CVUL LC                                                    10.820142  16.054817  18.440119  18.804118  22.067284
           Lincoln CVUL LC/0.20%                                                                    10.990873  11.230270  13.205480
           Lincoln CVUL III Jumbo                                             13.766106  20.466797  23.554625  24.067680  28.300767
           Lincoln CVUL III Super Jumbo                                       11.413467  16.943605  19.470681  19.864957  23.323866
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.288166  12.103722
           Lincoln CVUL III SC (Elite)                                         9.891865  14.633507  16.757328  17.036913  19.933550
           Lincoln CVUL III LC (Elite)                                        10.820142  16.054817  18.440119  18.804118  22.067284
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.230270  13.205480

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln Corporate Variable 4 - Band 1                              10.817838  16.003351  18.326004  18.631656  21.799382
           Lincoln Corporate Variable 4 - Band 2                              10.997768  16.318345  18.742800  19.112775  22.429502
           Lincoln Corporate Variable 4 - Band 3                               9.836491  14.624437  16.830824  17.197425  20.222151
           Lincoln Corporate Variable 4 - Band 4                              10.912357  16.240202  18.709049  19.135687  22.523829
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.779666  13.079296  15.082686  15.442068  18.194390
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
           Lincoln CVUL                                                       11.477009  15.354926  16.913519  14.370973  16.439890
           Lincoln CVUL/0.35%                                                                       10.822909   9.228250  10.593789
           Lincoln CVUL LC                                                    12.196415  16.366558  18.086694  15.411622  17.683298
           Lincoln CVUL LC/0.20%                                                                    10.835227   9.254154  10.642713
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
           Lincoln CVUL                                                       10.752545  12.045461  12.492806  12.767095  13.029503
           Lincoln CVUL/0.35%                                                                       10.218295  10.479253  10.732133
           Lincoln CVUL LC                                                    10.869106  12.210428  12.701319  13.018794  13.326193
           Lincoln CVUL LC/0.20%                                                                    10.229931  10.506933  10.776631
           Lincoln CVUL III Jumbo                                             10.949326  12.327355  12.849240  13.197167  13.535920
           Lincoln CVUL III Super Jumbo                                       10.889917  12.242102  12.741256  13.066647  13.381964
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.036713  10.299490
           Lincoln CVUL III SC (Elite)                                        10.752545  12.045461  12.492806  12.767095  13.029503
           Lincoln CVUL III LC (Elite)                                        10.869106  12.210428  12.701319  13.018794  13.326193
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.506933  10.776631
           Lincoln Corporate Variable 4 - Band 1                              10.752545  12.045461  12.492806  12.767095  13.029503
           Lincoln Corporate Variable 4 - Band 2                              10.868432  12.209622  12.700469  13.017917  13.325298
           Lincoln Corporate Variable 4 - Band 3                              10.947465  12.322615  12.843637  13.191011  13.529670
           Lincoln Corporate Variable 4 - Band 4                              10.989112  12.384519  12.921736  13.284903  13.639539
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL  10.920226  12.317080  12.863607  13.237974  13.604857
DELAWARE VIP REIT STANDARD CLASS
           Lincoln CVUL                                                       18.064123  22.120146  27.893781  30.734664  35.690782
           Lincoln CVUL/0.35%                                                                       11.547421  12.768092  14.878957
           Lincoln CVUL LC                                                    20.746962  25.481819  32.229265  35.618389  41.486228
           Lincoln CVUL LC/0.20%                                                                    11.560537  12.801754  14.940560
           Lincoln CVUL III Jumbo                                             14.241991  17.527356  22.212803  24.597771  28.707355
           Lincoln CVUL III Super Jumbo                                       12.584932  15.464797  19.569553  21.638238  25.215546
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.836732  12.653560
           Lincoln CVUL III SC (Elite)                                        18.064123  22.120146  27.893781  30.734664  35.690782
           Lincoln CVUL III LC (Elite)                                        20.746962  25.481819  32.229265  35.618389  41.486228
           Lincoln CVUL III LC (Elite)/0.20%                                                                   12.801754  14.940560
           Lincoln Corporate Variable 4 - Band 1                              11.633905  14.245874  17.964184  19.793750  22.985674
           Lincoln Corporate Variable 4 - Band 2                              11.826859  14.525973  18.372371  20.304348  23.649326
           Lincoln Corporate Variable 4 - Band 3                               9.442895  11.621197  14.727798  16.309107  19.033896
           Lincoln Corporate Variable 4 - Band 4                              11.489446  14.154020  17.955610  19.903376  23.251888
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.432131   9.164926  11.638122  12.913495  15.101120
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
           Lincoln CVUL                                                       15.773216  20.648492  27.121400  26.573477  30.057278
           Lincoln CVUL/0.35%                                                                       12.011051  11.809699  13.404774
           Lincoln CVUL LC                                                    17.745345  23.299989  30.695917  30.166246  34.223380
           Lincoln CVUL LC/0.20%                                                                    12.024721  11.840919  13.460380
           Lincoln CVUL III Jumbo                                             14.341621  18.868544  24.907538  24.526789  27.881268
           Lincoln CVUL III Super Jumbo                                       12.911740  16.961853  22.357081  21.982289  24.951323
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.606573  12.063240
           Lincoln CVUL III SC (Elite)                                        15.773216  20.648492  27.121400  26.573477  30.057278
           Lincoln CVUL III LC (Elite)                                        17.745345  23.299989  30.695917  30.166246  34.223380
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.840919  13.460380
           Lincoln Corporate Variable 4 - Band 1                              11.530526  15.094442  19.826258  19.425701  21.972404
           Lincoln Corporate Variable 4 - Band 2                              11.722170  15.391442  20.277026  19.927127  22.607286
           Lincoln Corporate Variable 4 - Band 3                               9.974627  13.123109  17.323241  17.058429  19.391478
           Lincoln Corporate Variable 4 - Band 4                              11.224193  14.781881  19.532409  19.253089  21.908184
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.751505  10.218685  13.516208  13.336265  15.190576

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
           Lincoln CVUL                                                                             16.009915  17.190777  18.952385
           Lincoln CVUL/0.35%                                                                       12.824350  13.818590  15.287847
           Lincoln CVUL LC                                                                          16.521527  17.793342  19.675752
           Lincoln CVUL LC/0.20%                                                                    12.838925  13.855003  15.351322
           Lincoln CVUL III Jumbo                                                                   21.640803  23.353425  25.875563
           Lincoln CVUL III Super Jumbo                                                             19.354252  20.854601  23.072245
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.191733  11.298073
           Lincoln CVUL III SC (Elite)                                                              16.009915  17.190777  18.952385
           Lincoln CVUL III LC (Elite)                                                              16.521527  17.793342  19.675752
           Lincoln CVUL III LC (Elite)/0.20%                                                                   13.855003  15.351322
           Lincoln Corporate Variable 4 - Band 1                                                    17.301424  18.577473  20.481181
           Lincoln Corporate Variable 4 - Band 2                                                    17.693854  19.055957  21.071803
           Lincoln Corporate Variable 4 - Band 3                                                    16.488986  17.793905  19.715624
           Lincoln Corporate Variable 4 - Band 4                                                    17.028963  18.395001  20.402020
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                        14.167620  15.319445  17.007897
DELAWARE VIP TREND STANDARD CLASS
           Lincoln CVUL                                                        7.654136  11.760376
           Lincoln CVUL LC                                                     7.851486  12.099810
           Lincoln CVUL III Jumbo                                             10.243335  15.817454
           Lincoln CVUL III Super Jumbo                                        9.188531  14.167396
           Lincoln CVUL III SC (Elite)                                         7.654136  11.760376
           Lincoln CVUL III LC (Elite)                                         7.851486  12.099810
           Lincoln Corporate Variable 4 - Band 1                               8.271587  12.709054
           Lincoln Corporate Variable 4 - Band 2                               8.408639  12.958447
           Lincoln Corporate Variable 4 - Band 3                               7.804853  12.051925
           Lincoln Corporate Variable 4 - Band 4                               8.044297  12.434202
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.679276  10.334580
DELAWARE VIP U.S. GROWTH STANDARD CLASS
           Lincoln CVUL III Jumbo                                              9.118970  13.040952  14.824301  15.923163  18.470315
           Lincoln CVUL III Super Jumbo                                        8.663176  12.370560  14.041171  15.059373  17.442184
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.565900  12.262201
           Lincoln CVUL III SC (Elite)                                         6.940793   9.876467  11.171119  11.939329  13.780181
           Lincoln CVUL III LC (Elite)                                         7.093544  10.124145  11.485644  12.312372  14.253385
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.565322  12.255417
           Lincoln Corporate Variable 4 - Band 1                               8.222200  11.699857  13.233528  14.143564  16.324274
           Lincoln Corporate Variable 4 - Band 2                               8.359442  11.934745  13.557318  14.531333  16.822241
           Lincoln Corporate Variable 4 - Band 3                               8.389335  11.997462  13.638105  14.649053  16.992393
           Lincoln Corporate Variable 4 - Band 4                               8.375795  11.989931  13.643097  14.669169  17.032809
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.850288   9.816143  11.180824  12.033658  13.986549
DELAWARE VIP VALUE STANDARD CLASS
           Lincoln CVUL III Jumbo                                             12.412287  14.612732  16.862264  18.433476  21.106776
           Lincoln CVUL III Super Jumbo                                       11.404640  13.406324  15.446970  16.860988  19.277317
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.717710  12.278172
           Lincoln CVUL III SC (Elite)                                        10.325177  12.095021  13.886776  15.104996  17.209366
           Lincoln CVUL III LC (Elite)                                        10.547955  12.392940  14.272294  15.571140  17.793712
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.717124  12.271386
           Lincoln Corporate Variable 4 - Band 1                              10.548809  12.356953  14.188168  15.432828  17.582871
           Lincoln Corporate Variable 4 - Band 2                              10.724202  12.600158  14.510840  15.831242  18.090955
           Lincoln Corporate Variable 4 - Band 3                               9.427633  11.098959  12.807569  14.000969  16.031448
           Lincoln Corporate Variable 4 - Band 4                              10.677497  12.582995  14.534592  15.904811  18.229596
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.104653   9.560545  11.054394  12.108633  13.892421
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
           Lincoln CVUL III Jumbo                                                        11.604710  13.025139  12.626311  13.826304
           Lincoln CVUL III Super Jumbo                                                  11.593903  12.993521  12.576773  13.751423
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.105209  11.071130
           Lincoln CVUL III SC (Elite)                                                   11.568725  12.920040  12.461936  13.578272
           Lincoln CVUL III LC (Elite)                                                   11.590303  12.982998  12.560303  13.726553
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.104656  11.064992

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln Corporate Variable 4 - Band 1                                         11.568725  12.920040  12.461936  13.578272
           Lincoln Corporate Variable 4 - Band 2                                         11.590303  12.982998  12.560303  13.726553
           Lincoln Corporate Variable 4 - Band 3                                         11.604710  13.025139  12.626311  13.826304
           Lincoln Corporate Variable 4 - Band 4                                         11.611920  13.046261  12.659445  13.876450
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL             11.619279  13.067525  12.692769  13.926896
DWS EQUITY 500 INDEX VIP CLASS A
           Lincoln CVUL                                                        7.496771   9.404211  10.711803  10.834775  12.448199
           Lincoln CVUL/0.35%                                                                       10.828568  10.988410  12.669274
           Lincoln CVUL LC                                                     7.309464   9.196745  10.506908  10.656942  12.280651
           Lincoln CVUL LC/0.20%                                                                    10.840895  11.017726  12.721807
           Lincoln CVUL III Jumbo                                             10.964299  13.822869  15.823655  16.081760  18.569081
           Lincoln CVUL III Super Jumbo                                       10.295784  12.960604  14.814363  15.033424  17.332599
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.566721  12.207144
           Lincoln CVUL III SC (Elite)                                         7.496771   9.404211  10.711803  10.834775  12.448199
           Lincoln CVUL III LC (Elite)                                         7.309464   9.196745  10.506908  10.656942  12.280651
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.017726  12.721807
           Lincoln Corporate Variable 4 - Band 1                               9.494497  11.910156  13.566147  13.718622  15.761484
           Lincoln Corporate Variable 4 - Band 2                               9.653074  12.145467  13.875704  14.073843  16.218156
           Lincoln Corporate Variable 4 - Band 3                               8.803473  11.098681  12.705155  12.912393  14.909517
           Lincoln Corporate Variable 4 - Band 4                               9.603701  12.119661  13.887786  14.128445  16.329964
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.787456   9.837430  11.283870  11.490896  13.294707
DWS SMALL CAP INDEX VIP CLASS A
           Lincoln CVUL                                                       11.553206  14.521332  18.225960  17.299737  19.970857
           Lincoln CVUL/0.35%                                                                       11.533883  10.986171  12.726903
           Lincoln CVUL LC                                                    12.070203  15.216756  19.156111  18.237310  21.116418
           Lincoln CVUL LC/0.20%                                                                    11.547010  11.015203  12.779682
           Lincoln CVUL III Jumbo                                             13.550023  17.116560  21.590827  20.596444  23.895696
           Lincoln CVUL III Super Jumbo                                       12.226976  15.422109  19.424324  18.501917  21.433506
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.573288  12.273108
           Lincoln CVUL III SC (Elite)                                        11.553206  14.521332  18.225960  17.299737  19.970857
           Lincoln CVUL III LC (Elite)                                        12.070203  15.216756  19.156111  18.237310  21.116418
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.015203  12.779682
           Lincoln Corporate Variable 4 - Band 1                              10.754852  13.517826  16.966429  16.104192  18.590741
           Lincoln Corporate Variable 4 - Band 2                              10.933254  13.783416  17.351703  16.519447  19.127358
           Lincoln Corporate Variable 4 - Band 3                               9.446720  11.933235  15.052581  14.359315  16.659469
           Lincoln Corporate Variable 4 - Band 4                              10.080370  12.746396  16.094362  15.368505  17.848153
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.689176   9.732519  12.301145  11.758124  13.668899
FIDELITY VIP ASSET MANAGER SERVICE CLASS
           Lincoln CVUL                                                        9.807880  12.558090  14.233987  13.754661  15.355929
           Lincoln CVUL/0.35%                                                                       10.951047  10.619396  11.897217
           Lincoln CVUL LC                                                     9.692733  12.447919  14.151470  13.716032  15.358790
           Lincoln CVUL LC/0.20%                                                                    10.963514  10.647462  11.946560
           Lincoln CVUL III Jumbo                                             11.176718  14.382455  16.383465  15.911154  17.852474
           Lincoln CVUL III Super Jumbo                                       10.441451  13.416169  15.259852  14.797708  16.578302
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.147643  11.391448
           Lincoln CVUL III SC (Elite)                                         9.807880  12.558090  14.233987  13.754661  15.355929
           Lincoln CVUL III LC (Elite)                                         9.692733  12.447919  14.151470  13.716032  15.358790
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.647462  11.946560
           Lincoln Corporate Variable 4 - Band 1                               9.796462  12.543470  14.217416  13.738648  15.338052
           Lincoln Corporate Variable 4 - Band 2                               9.959126  12.790041  14.540414  14.093008  15.780917
           Lincoln Corporate Variable 4 - Band 3                               9.674190  12.448985  14.180959  13.772179  15.452547
           Lincoln Corporate Variable 4 - Band 4                              10.104063  13.015207  14.840822  14.427400  16.203857
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   9.016514  11.625887  13.269867  12.913129  14.517649
FIDELITY VIP CONTRAFUND SERVICE CLASS
           Lincoln CVUL                                                       10.509781  14.158610  16.465272  15.920225  18.387415
           Lincoln CVUL/0.35%                                                                       11.080602  10.750363  12.459904
           Lincoln CVUL LC                                                    10.516903  14.210786  16.575560  16.074019  18.620786
           Lincoln CVUL LC/0.20%                                                                    11.093206  10.779104  12.511929
           Lincoln CVUL III Jumbo                                             12.780450  17.303943  20.223806  19.651174  22.810254

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln CVUL III Super Jumbo                                       12.125517  16.392594  19.129989  18.560442  21.511906
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.445416  12.130659
           Lincoln CVUL III SC (Elite)                                        10.509781  14.158610  16.465272  15.920225  18.387415
           Lincoln CVUL III LC (Elite)                                        10.516903  14.210786  16.575560  16.074019  18.620786
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.779104  12.511929
           Lincoln Corporate Variable 4 - Band 1                              11.163234  15.038938  17.489025  16.909009  19.529422
           Lincoln Corporate Variable 4 - Band 2                              11.348462  15.334417  17.886170  17.344972  20.093110
           Lincoln Corporate Variable 4 - Band 3                              10.035688  13.587705  15.880491  15.430838  17.911466
           Lincoln Corporate Variable 4 - Band 4                              11.004258  14.913995  17.448000  16.970941  19.718850
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.921912  10.747258  12.585862  12.254001  14.252386
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
           Lincoln CVUL III Jumbo                                             10.578818  13.728318  15.768031  15.871683  18.562485
           Lincoln CVUL III Super Jumbo                                        9.901057  12.829508  14.713612  14.788115  17.269307
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.657601  12.470665
           Lincoln CVUL III SC (Elite)                                         9.008410  11.632040  13.293718  13.314308  15.493930
           Lincoln CVUL III LC (Elite)                                         9.205135  11.921788  13.665758  13.728083  16.023412
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.657018  12.463753
           Lincoln Corporate Variable 4 - Band 1                               9.076408  11.719842  13.394062  13.414808  15.610882
           Lincoln Corporate Variable 4 - Band 2                               9.226725  11.949752  13.697815  13.760285  16.061000
           Lincoln Corporate Variable 4 - Band 3                               8.110258  10.524824  12.088572  12.168036  14.230942
           Lincoln Corporate Variable 4 - Band 4                               9.141230  11.874609  13.652543  13.756050  16.104265
FIDELITY VIP GROWTH SERVICE CLASS
           Lincoln CVUL                                                        6.293309   8.007199   9.865066   9.810571  11.159181
           Lincoln CVUL/0.35%                                                                       11.602677  11.578433  13.216203
           Lincoln CVUL LC                                                     5.945788   7.588981   9.377019   9.352747  10.670359
           Lincoln CVUL LC/0.20%                                                                    11.615884  11.609023  13.270994
           Lincoln CVUL III Jumbo                                              9.790706  12.521509  15.502640  15.493484  17.711564
           Lincoln CVUL III Super Jumbo                                        9.215352  11.768011  14.547936  14.517538  16.571044
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.296669  11.776644
           Lincoln CVUL III SC (Elite)                                         6.293309   8.007199   9.865066   9.810571  11.159181
           Lincoln CVUL III LC (Elite)                                         5.945788   7.588981   9.377019   9.352747  10.670359
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.609023  13.270994
           Lincoln Corporate Variable 4 - Band 1                               8.405646  10.696412  13.176867  13.103378  14.904600
           Lincoln Corporate Variable 4 - Band 2                               8.545274  10.906870  13.476638  13.441752  15.335422
           Lincoln Corporate Variable 4 - Band 3                               8.241738  10.540504  13.049996  13.042287  14.909450
           Lincoln Corporate Variable 4 - Band 4                               8.286549  10.608420  13.147210  13.152598  15.050584
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.378279   9.455103  11.729590  11.746145  13.454609
FIDELITY VIP HIGH INCOME SERVICE CLASS
           Lincoln CVUL                                                        8.726802  12.459380  14.078377  14.528928  16.475729
           Lincoln CVUL/0.35%                                                                       10.932875  11.322317  12.884441
           Lincoln CVUL LC                                                     8.956489  12.825182  14.535869  15.047020  17.114480
           Lincoln CVUL LC/0.20%                                                                    10.945318  11.352809  12.937112
FIDELITY VIP MID CAP SERVICE CLASS
           Lincoln CVUL                                                        9.377513  13.038334  16.662521  14.772996  16.833868
           Lincoln CVUL/0.35%                                                                       12.062364  10.732047  12.272056
           Lincoln CVUL LC                                                     9.480695  13.221366  16.948327  15.071604  17.225727
           Lincoln CVUL LC/0.20%                                                                    12.076087  10.760408  12.322952
           Lincoln CVUL III Jumbo                                              9.549191  13.343541  17.139143  15.271848  17.489506
           Lincoln CVUL III Super Jumbo                                        9.497360  13.251233  16.995101  15.120769  17.290544
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.146906  11.626170
           Lincoln CVUL III SC (Elite)                                         9.377513  13.038334  16.662521  14.772996  16.833868
           Lincoln CVUL III LC (Elite)                                         9.480695  13.221366  16.948327  15.071604  17.225727
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.760408  12.322952
           Lincoln Corporate Variable 4 - Band 1                               9.377505  13.038249  16.663604  14.773974  16.834974
           Lincoln Corporate Variable 4 - Band 2                               9.480147  13.220607  16.947359  15.070744  17.224733
           Lincoln Corporate Variable 4 - Band 3                               9.549197  13.343549  17.139154  15.271859  17.489520
           Lincoln Corporate Variable 4 - Band 4                               9.583896  13.405429  17.235839  15.373398  17.623410
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.235576  11.530992  14.840621  13.250260  15.204726

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS
           Lincoln CVUL                                                        8.235452  10.340143  11.602071   9.536253  11.414955
           Lincoln CVUL/0.35%                                                                       11.128144   9.178856  11.025645
           Lincoln CVUL LC                                                     8.443518  10.633237  11.966739   9.865611  11.844655
           Lincoln CVUL LC/0.20%                                                                    11.140798   9.203131  11.071388
           Lincoln CVUL III Jumbo                                             14.621523  18.450311  20.805663  17.187010  20.676011
           Lincoln CVUL III Super Jumbo                                       14.464316  18.224570  20.520337  16.925842  20.331327
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.189684  12.264339
           Lincoln CVUL III SC (Elite)                                         8.235452  10.340143  11.602071   9.536253  11.414955
           Lincoln CVUL III LC (Elite)                                         8.443518  10.633237  11.966739   9.865611  11.844655
           Lincoln CVUL III LC (Elite)/0.20%                                                                    9.203131  11.071388
           Lincoln Corporate Variable 4 - Band 1                              12.349222  15.505261  17.397557  14.299751  17.116913
           Lincoln Corporate Variable 4 - Band 2                              12.554094  15.809856  17.792547  14.668530  17.611035
           Lincoln Corporate Variable 4 - Band 3                              10.909088  13.765738  15.523062  12.823189  15.426324
           Lincoln Corporate Variable 4 - Band 4                              11.910356  15.044244  16.981725  14.042223  16.909717
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.551991  10.813025  12.217786  10.113043  12.190353
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
           Lincoln CVUL III Jumbo                                              8.286003  11.236920  12.657262  12.974554  14.620366
           Lincoln CVUL III Super Jumbo                                        8.253606  11.176224  12.570042  12.865827  14.476128
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.402261  11.727639
           Lincoln CVUL III SC (Elite)                                         8.178505  11.035871  12.368855  12.615658  14.145076
           Lincoln CVUL III LC (Elite)                                         8.242834  11.156064  12.541100  12.829786  14.428363
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.401692  11.721138
           Lincoln Corporate Variable 4 - Band 1                               8.179300  11.036917  12.370028  12.616906  14.146435
           Lincoln Corporate Variable 4 - Band 2                               8.242834  11.156062  12.541098  12.829782  14.428359
           Lincoln Corporate Variable 4 - Band 3                               8.283470  11.233497  12.653409  12.970611  14.615889
           Lincoln Corporate Variable 4 - Band 4                               8.307671  11.277567  12.715745  13.047548  14.717323
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.329398  11.318362  12.774500  13.120955  14.814924
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
           Lincoln CVUL III Jumbo                                             11.142777  16.007646  20.438956  19.461291  21.581261
           Lincoln CVUL III Super Jumbo                                       10.230389  14.674892  18.709209  17.787555  19.695639
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.254851  11.377626
           Lincoln CVUL III SC (Elite)                                         8.774494  12.542530  15.934826  15.096856  16.657910
           Lincoln CVUL III LC (Elite)                                         8.966193  12.855050  16.380886  15.566139  17.227801
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.254290  11.371315
           Lincoln Corporate Variable 4 - Band 1                               9.309265  13.307023  16.906078  16.016828  17.673155
           Lincoln Corporate Variable 4 - Band 2                               9.463988  13.568744  17.290334  16.430338  18.183743
           Lincoln Corporate Variable 4 - Band 3                               8.443280  12.129566  15.485406  14.744645  16.349016
           Lincoln Corporate Variable 4 - Band 4                               8.864573  12.747541  16.292634  15.528836  17.237676
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.175073  10.328300  13.213797  12.606950  14.008243
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
           Lincoln CVUL                                                        6.119291   8.724483  11.056847  10.450438  11.503657
           Lincoln CVUL/0.35%                                                                       11.856946  11.244675  12.421099
           Lincoln CVUL LC                                                     6.279161   8.979292  11.413950  10.819758  11.945978
           Lincoln CVUL LC/0.20%                                                                    11.870441  11.274448  12.472925
FTVIPT FRANKLIN U.S. GOVERNMENT CLASS 1
           Lincoln CVUL III Jumbo                                             11.314833  11.669487  12.293261  12.999471  13.248295
           Lincoln CVUL III Super Jumbo                                       11.287489  11.623842  12.226829  12.909850  13.137241
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.072037  10.269959
           Lincoln CVUL III SC (Elite)                                        11.223944  11.518030  12.073211  12.703126  12.881717
           Lincoln CVUL III LC (Elite)                                        11.278390  11.608667  12.204764  12.880113  13.100430
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.071485  10.264264
           Lincoln Corporate Variable 4 - Band 1                              11.223944  11.518030  12.073211  12.703126  12.881717
           Lincoln Corporate Variable 4 - Band 2                              11.278124  11.608424  12.204499  12.879899  13.100237
           Lincoln Corporate Variable 4 - Band 3                              11.314833  11.669410  12.293202  12.999448  13.248280
           Lincoln Corporate Variable 4 - Band 4                              11.333098  11.700015  12.337749  13.059564  13.322851
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL  11.351401  11.730631  12.382405  13.119942  13.397836

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
           Lincoln CVUL III Jumbo                                              7.418262   9.354118  10.406292  10.303405  11.784784
           Lincoln CVUL III Super Jumbo                                        7.389246   9.303566  10.334553  10.217024  11.668476
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.575710  12.102288
           Lincoln CVUL III SC (Elite)                                         7.321981   9.186673  10.169079  10.018276  11.401534
           Lincoln CVUL III LC (Elite)                                         7.379599   9.286776  10.310750  10.188392  11.629962
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.575132  12.095579
           Lincoln Corporate Variable 4 - Band 1                               7.321981   9.186673  10.169079  10.018276  11.401534
           Lincoln Corporate Variable 4 - Band 2                               7.379609   9.286863  10.310851  10.188491  11.630076
           Lincoln Corporate Variable 4 - Band 3                               7.418219   9.354059  10.406227  10.303338  11.784709
           Lincoln Corporate Variable 4 - Band 4                               7.437670   9.387970  10.454393  10.361395  11.862965
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.457114   9.421928  10.502698  10.419694  11.941642
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
           Lincoln CVUL                                                       10.212055  13.897219  14.960430  13.276141  15.587300
           Lincoln CVUL/0.35%                                                                       10.811869   9.628339  11.344096
           Lincoln CVUL LC                                                    10.502934  14.336000  15.479105  13.778320  16.225421
           Lincoln CVUL LC/0.20%                                                                    10.824176   9.653796  11.391168
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 2
           Lincoln CVUL                                                       14.241897  17.226872
           Lincoln CVUL LC                                                    14.597855  17.710618
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
           Lincoln CVUL                                                       13.033156  15.398869  17.540578  17.312143  19.823657
           Lincoln CVUL/0.35%                                                                       10.788882  10.685723  12.278808
           Lincoln CVUL LC                                                    13.176078  15.614485  17.839572  17.660162  20.282896
           Lincoln CVUL LC/0.20%                                                                    10.801162  10.713949  12.329715
           Lincoln CVUL III Jumbo                                             13.271639  15.759206  18.040925  17.895256  20.594031
           Lincoln CVUL III Super Jumbo                                       13.199640  15.650229  17.889342  17.718291  20.359829
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.068691  11.592937
           Lincoln CVUL III SC (Elite)                                        13.033156  15.398869  17.540578  17.312143  19.823657
           Lincoln CVUL III LC (Elite)                                        13.176078  15.614485  17.839572  17.660162  20.282896
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.713949  12.329715
           Lincoln Corporate Variable 4 - Band 1                              13.033156  15.398869  17.540578  17.312143  19.823657
           Lincoln Corporate Variable 4 - Band 2                              13.175575  15.613893  17.838892  17.659489  20.282120
           Lincoln Corporate Variable 4 - Band 3                              13.271983  15.759601  18.041374  17.895711  20.594552
           Lincoln Corporate Variable 4 - Band 4                              13.319979  15.832425  18.142861  18.014380  20.751851
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL  13.375473  15.914286  18.254896  18.143761  20.921794
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
           Lincoln CVUL III Jumbo                                             11.786292  15.448342  16.610307  15.450374  18.719119
           Lincoln CVUL III Super Jumbo                                       11.465467  15.005311  16.109789  14.962313  18.100645
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.467191  12.688013
           Lincoln CVUL III SC (Elite)                                        10.145655  13.231629  14.155960  13.101645  15.794354
           Lincoln CVUL III LC (Elite)                                        10.368961  13.563486  14.554564  13.511096  16.336871
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.466619  12.680980
           Lincoln Corporate Variable 4 - Band 1                              10.358993  13.509879  14.453640  13.377161  16.126507
           Lincoln Corporate Variable 4 - Band 2                              10.530533  13.774840  14.781371  13.721643  16.591454
           Lincoln Corporate Variable 4 - Band 3                               9.004966  11.802860  12.690638  11.804417  14.301818
           Lincoln Corporate Variable 4 - Band 4                              10.180588  13.357074  14.375873  13.385270  16.233420
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.405639   9.726034  10.478507   9.766314  11.856192
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
           Lincoln CVUL                                                       11.320913  14.738536  15.717915  14.519503  17.455712
           Lincoln CVUL/0.35%                                                                       10.578652   9.806398  11.830815
           Lincoln CVUL LC                                                    11.366235  14.842046  15.874373  14.710917  17.738946
           Lincoln CVUL LC/0.20%                                                                    10.590743   9.832097  11.880148
GOLDMAN SACHS VIT MID CAP VALUE SERVICE CLASS
           Lincoln CVUL III Jumbo                                                                              10.588752  12.489471
           Lincoln CVUL III Super Jumbo                                                                        10.585181  12.466556
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.375105  12.243591
           Lincoln CVUL III SC (Elite)                                                                         10.576856  12.413249
           Lincoln CVUL III LC (Elite)                                                                         10.583992  12.458926

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.374537  12.236804
           Lincoln Corporate Variable 4 - Band 1                                                               10.576856  12.413249
           Lincoln Corporate Variable 4 - Band 2                                                               10.583992  12.458926
           Lincoln Corporate Variable 4 - Band 3                                                               10.588752  12.489471
           Lincoln Corporate Variable 4 - Band 4                                                               10.591132  12.504771
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                                   10.593519  12.520091
INVESCO V.I. CAPITAL APPRECIATION SERIES I
           Lincoln CVUL III Jumbo                                              9.880884  11.939716  13.761498  12.647590
           Lincoln CVUL III Super Jumbo                                        9.388346  11.327551  13.036373  11.963182
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.232433
           Lincoln CVUL III SC (Elite)                                         7.139875   8.584525   9.845055   9.002984
           Lincoln CVUL III LC (Elite)                                         7.294186   8.796434  10.118367   9.280749
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.231873
           Lincoln Corporate Variable 4 - Band 1                               8.540188  10.268210  11.775968  10.768741
           Lincoln Corporate Variable 4 - Band 2                               8.682424  10.470560  12.044081  11.047048
           Lincoln Corporate Variable 4 - Band 4                               8.559372  10.353193  11.944829  10.988964
INVESCO V.I. GROWTH AND INCOME SERIES I
           Lincoln CVUL III Jumbo                                                                              10.616863  12.146221
           Lincoln CVUL III Super Jumbo                                                                        10.613284  12.123933
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.683755  12.228859
           Lincoln CVUL III SC (Elite)                                                                         10.604936  12.072087
           Lincoln CVUL III LC (Elite)                                                                         10.612091  12.116513
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.683170  12.222080
           Lincoln Corporate Variable 4 - Band 1                                                               10.604936  12.072087
           Lincoln Corporate Variable 4 - Band 2                                                               10.612091  12.116513
           Lincoln Corporate Variable 4 - Band 3                                                               10.616863  12.146221
           Lincoln Corporate Variable 4 - Band 4                                                               10.619250  12.161102
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                                   10.621638  12.175975
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
           Lincoln CVUL III Jumbo                                             16.304040  22.005881  24.786809  23.069740  26.599715
           Lincoln CVUL III Super Jumbo                                       15.787654  21.276977  23.929907  22.238768  25.603185
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.243073  11.816301
           Lincoln CVUL III SC (Elite)                                        13.380112  17.969326  20.139298  18.650560  21.397157
           Lincoln CVUL III LC (Elite)                                        13.679314  18.426362  20.713513  19.240042  22.139728
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.242512  11.809752
           Lincoln Corporate Variable 4 - Band 1                              14.522893  19.504107  21.859419  20.243526  23.224713
           Lincoln Corporate Variable 4 - Band 2                              14.764245  19.887823  22.356375  20.766038  23.895709
           Lincoln Corporate Variable 4 - Band 4                              14.462919  19.540406  22.031766  20.526092  23.690519
INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE SERIES I
           Lincoln CVUL III Jumbo                                                                                         14.208619
           Lincoln CVUL III Super Jumbo                                                                                   13.419606
           Lincoln CVUL III Super Jumbo/0.15%                                                                             11.501118
           Lincoln CVUL III SC (Elite)                                                                                    10.063759
           Lincoln CVUL III LC (Elite)                                                                                    10.405405
           Lincoln CVUL III LC (Elite)/0.20%                                                                              11.494743
           Lincoln Corporate Variable 4 - Band 1                                                                          12.037566
           Lincoln Corporate Variable 4 - Band 2                                                                          12.385747
           Lincoln Corporate Variable 4 - Band 4                                                                          12.357623
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
           Lincoln CVUL                                                       13.274235  16.593834  17.859339  18.025082  20.337273
           Lincoln CVUL/0.35%                                                                       10.440824  10.574829  11.973142
           Lincoln CVUL LC                                                    12.720372  15.949206  17.217831  17.429355  19.724279
           Lincoln CVUL LC/0.20%                                                                    10.452712  10.602769  12.022786
JANUS ASPEN SERIES BALANCED SERVICE CLASS
           Lincoln CVUL III Jumbo                                             13.265344  16.625571  17.939540  18.146215  20.532155
           Lincoln CVUL III Super Jumbo                                       12.686970  15.876873  17.106007  17.277135  19.519518
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.339982  11.705375
           Lincoln CVUL III SC (Elite)                                        12.285793  15.321145  16.449616  16.556106  18.639587
           Lincoln CVUL III LC (Elite)                                        12.557429  15.706913  16.914439  17.075104  19.281626
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.339417  11.698886
           Lincoln Corporate Variable 4 - Band 1                              12.150453  15.152264  16.268362  16.373718  18.434233

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln Corporate Variable 4 - Band 2                              12.352251  15.450270  16.638060  16.796101  18.966572
           Lincoln Corporate Variable 4 - Band 3                              11.881440  14.891112  16.068001  16.253116  18.390143
           Lincoln Corporate Variable 4 - Band 4                              12.565865  15.764656  17.027591  17.240999  19.527425
JANUS ASPEN SERIES ENTERPRISE INSTITUTIONAL CLASS
           Lincoln CVUL                                                        7.343341  10.562096  13.200561  12.921022  15.049546
           Lincoln CVUL/0.35%                                                                       11.789534  11.581430  13.536548
           Lincoln CVUL LC                                                     5.653369   8.154853  10.221850  10.036381  11.724815
           Lincoln CVUL LC/0.20%                                                                    11.802950  11.612033  13.592692
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
           Lincoln CVUL III Jumbo                                             13.729858  19.792384  24.793506  24.335155  28.412183
           Lincoln CVUL III Super Jumbo                                       12.534726  18.042444  22.567556  22.117127  25.783870
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.410139  12.160293
           Lincoln CVUL III SC (Elite)                                        10.189592  14.615611  18.217463  17.791426  20.668592
           Lincoln CVUL III LC (Elite)                                        10.397621  14.958820  18.701207  18.318777  21.345137
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.409570  12.153477
           Lincoln Corporate Variable 4 - Band 1                              11.369971  16.308706  20.327803  19.852413  23.062875
           Lincoln Corporate Variable 4 - Band 2                              11.559890  16.630948  20.791648  20.366470  23.731104
           Lincoln Corporate Variable 4 - Band 3                              10.385144  14.970791  18.753590  18.406905  21.490727
           Lincoln Corporate Variable 4 - Band 4                              11.206436  16.170891  20.277179  19.922250  23.283211
JANUS ASPEN SERIES FLEXIBLE BOND INSTITUTIONAL CLASS
           Lincoln CVUL                                                       16.010278  18.000067  19.299565  20.457415  22.008624
           Lincoln CVUL/0.35%                                                                       10.542155  11.213786  12.106370
           Lincoln CVUL LC                                                    16.432497  18.530232  19.927661  21.186638  22.861601
           Lincoln CVUL LC/0.20%                                                                    10.554158  11.243401  12.156558
JANUS ASPEN SERIES FLEXIBLE BOND SERVICE CLASS
           Lincoln CVUL III Jumbo                                             13.239522  14.927582  16.049015  17.040384  18.381984
           Lincoln CVUL III Super Jumbo                                       12.343549  13.896524  14.918113  15.815889  17.035519
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.107984  10.909243
           Lincoln CVUL III SC (Elite)                                        13.690881  15.359550  16.431104  17.359083  18.632408
           Lincoln CVUL III LC (Elite)                                        13.997345  15.750068  16.899469  17.907530  19.278819
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.107430  10.903209
           Lincoln Corporate Variable 4 - Band 1                              12.038893  13.506229  14.448492  15.264566  16.384225
           Lincoln Corporate Variable 4 - Band 2                              12.238504  13.771382  14.776383  15.657801  16.856815
           Lincoln Corporate Variable 4 - Band 3                              12.182008  13.735227  14.767087  15.679280  16.913713
           Lincoln Corporate Variable 4 - Band 4                              12.548336  14.162392  15.241563  16.199245  17.492100
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL  11.766634  13.293441  14.320710  15.235752  16.468166
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
           Lincoln CVUL                                                        3.290730   5.127029   6.333367   5.744670   6.796997
           Lincoln CVUL/0.35%                                                                       11.663226  10.616246  12.604977
           Lincoln CVUL LC                                                     3.375612   5.275078   6.536772   5.947004   7.057522
           Lincoln CVUL LC/0.20%                                                                    11.676513  10.644308  12.657265
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
           Lincoln CVUL                                                        6.850265   9.367003  10.774624   9.228677  11.004601
           Lincoln CVUL/0.35%                                                                       10.958360   9.419252  11.271171
           Lincoln CVUL LC                                                     6.121998   8.396327   9.687059   8.322652   9.953987
           Lincoln CVUL LC/0.20%                                                                    10.970842   9.444390  11.318239
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
           Lincoln CVUL III Jumbo                                              9.349970  12.821608  14.781811  12.688820  15.178446
           Lincoln CVUL III Super Jumbo                                        9.386884  12.852929  14.795733  12.681700  15.147206
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.243027  12.258898
           Lincoln CVUL III SC (Elite)                                         7.347962  10.025988  11.501196   9.823387  11.692226
           Lincoln CVUL III LC (Elite)                                         7.502483  10.267585  11.813695  10.120670  12.082235
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.242466  12.252103
           Lincoln Corporate Variable 4 - Band 1                               8.526647  11.634255  13.346100  11.399154  13.567773
           Lincoln Corporate Variable 4 - Band 2                               8.668221  11.862958  13.642942  11.687765  13.953062
           Lincoln Corporate Variable 4 - Band 4                               8.639821  11.859637  13.686438  11.760318  14.081833
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
           Lincoln CVUL                                                        8.212941  11.309379  14.229092  14.736211  17.345994
           Lincoln CVUL/0.35%                                                                       11.764384  12.226405  14.442127
           Lincoln CVUL LC                                                     8.302882  11.467574  14.471431  15.032243  17.747581
           Lincoln CVUL LC/0.20%                                                                    11.777771  12.258703  14.502000

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln CVUL III Jumbo                                              8.363356  11.574218  14.635218  15.232831  18.020382
           Lincoln CVUL III Super Jumbo                                        8.317945  11.494122  14.512179  15.082114  17.815360
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.393452  12.301560
           Lincoln CVUL III SC (Elite)                                         8.212941  11.309379  14.229092  14.736211  17.345994
           Lincoln CVUL III LC (Elite)                                         8.302882  11.467574  14.471431  15.032243  17.747581
           Lincoln CVUL III LC (Elite)/0.20%                                                                   12.258703  14.502000
           Lincoln Corporate Variable 4 - Band 1                               8.212941  11.309379  14.229092  14.736211  17.345994
           Lincoln Corporate Variable 4 - Band 2                               8.302978  11.467676  14.471567  15.032401  17.747782
           Lincoln Corporate Variable 4 - Band 3                               8.363356  11.574308  14.635332  15.232949  18.020522
           Lincoln Corporate Variable 4 - Band 4                               8.393767  11.627925  14.717822  15.334144  18.158372
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.107657   9.856125  12.487668  13.023625  15.437722
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
           Lincoln CVUL                                                       12.496527  17.165281  21.542821  22.253242  26.129425
           Lincoln CVUL/0.35%                                                                       11.741965  12.171733  14.341943
           Lincoln CVUL LC                                                    13.036549  17.960852  22.608952  23.424745  27.587589
           Lincoln CVUL LC/0.20%                                                                    11.755331  12.203894  14.401414
           Lincoln CVUL III Jumbo                                             12.261597  16.926991  21.350149  22.164833  26.155983
           Lincoln CVUL III Super Jumbo                                       11.391265  15.701942  19.775331  20.499132  24.154111
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.390374  12.267464
           Lincoln CVUL III SC (Elite)                                        12.496527  17.165281  21.542821  22.253242  26.129425
           Lincoln CVUL III LC (Elite)                                        13.036549  17.960852  22.608952  23.424745  27.587589
           Lincoln CVUL III LC (Elite)/0.20%                                                                   12.203894  14.401414
           Lincoln Corporate Variable 4 - Band 1                              10.206539  14.019699  17.595133  18.175360  21.341208
           Lincoln Corporate Variable 4 - Band 2                              10.375865  14.295144  17.994594  18.643887  21.957115
           Lincoln Corporate Variable 4 - Band 3                               9.287267  12.820963  16.171183  16.788247  19.811258
           Lincoln Corporate Variable 4 - Band 4                              10.012292  13.835679  17.468499  18.153223  21.443432
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.442124  10.294330  13.010287  13.533793  16.002730
LVIP BLACKROCK EMERGING MARKETS INDEX RPM STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                                         10.618297
           Lincoln CVUL III Super Jumbo                                                                                   10.614649
           Lincoln CVUL III SC (Elite)                                                                                    10.606142
           Lincoln CVUL III LC (Elite)                                                                                    10.613434
           Lincoln Corporate Variable 4 - Band 1                                                                          10.606142
           Lincoln Corporate Variable 4 - Band 2                                                                          10.613434
           Lincoln Corporate Variable 4 - Band 3                                                                          10.618297
           Lincoln Corporate Variable 4 - Band 4                                                                          10.620730
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                                              10.623153
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
           Lincoln CVUL                                                        8.730954  10.690139  12.518775  12.111309  14.069615
           Lincoln CVUL/0.35%                                                                       11.018882  10.697641  12.470923
           Lincoln CVUL LC                                                     9.478949  11.640868  13.673061  13.267721  15.459199
           Lincoln CVUL LC/0.20%                                                                    11.031427  10.725909  12.522640
           Lincoln CVUL III Jumbo                                              7.736570   9.520126  11.204452  10.894142  12.719054
           Lincoln CVUL III Super Jumbo                                        7.694565   9.454239  11.110246  10.786341  12.574327
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.441008  12.196108
           Lincoln CVUL III SC (Elite)                                         8.730954  10.690139  12.518775  12.111309  14.069615
           Lincoln CVUL III LC (Elite)                                         9.478949  11.640868  13.673061  13.267721  15.459199
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.725909  12.522640
           Lincoln Corporate Variable 4 - Band 1                               7.597438   9.302268  10.893496  10.538931  12.242996
           Lincoln Corporate Variable 4 - Band 2                               7.680618   9.432385  11.079026  10.750649  12.526459
           Lincoln Corporate Variable 4 - Band 3                               7.737108   9.520788  11.205227  10.894858  12.719870
           Lincoln Corporate Variable 4 - Band 4                               7.764700   9.564305  11.267699  10.966608  12.816463
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.315672   9.020232  10.637350  10.363464  12.123694
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                   10.205246  11.421466  12.140472
           Lincoln CVUL III Super Jumbo                                                             10.195691  11.393682  12.092791
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.045013  10.682707
           Lincoln CVUL III SC (Elite)                                                              10.173435  11.329114  11.982262
           Lincoln CVUL III LC (Elite)                                                              10.192510  11.384437  12.076941

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.044463  10.676784
           Lincoln Corporate Variable 4 - Band 1                                                    10.173435  11.329114  11.982262
           Lincoln Corporate Variable 4 - Band 2                                                    10.192510  11.384437  12.076941
           Lincoln Corporate Variable 4 - Band 3                                                    10.205246  11.421466  12.140472
           Lincoln Corporate Variable 4 - Band 4                                                    10.211620  11.440028  12.172365
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                        10.218023  11.458645  12.204368
LVIP CAPITAL GROWTH STANDARD CLASS
           Lincoln CVUL III Jumbo                                              6.303291   8.484151  10.072154   9.146217  10.868164
           Lincoln CVUL III Super Jumbo                                        6.288028   8.450922  10.017682   9.083103  10.777002
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.060087  11.960060
           Lincoln CVUL III SC (Elite)                                         6.252560   8.373892   9.891721   8.937523  10.567252
           Lincoln CVUL III LC (Elite)                                         6.282949   8.439875   9.999590   9.062162  10.746785
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.059536  11.953432
           Lincoln Corporate Variable 4 - Band 1                               6.252560   8.373892   9.891721   8.937523  10.567252
           Lincoln Corporate Variable 4 - Band 2                               6.282949   8.439875   9.999590   9.062162  10.746785
           Lincoln Corporate Variable 4 - Band 3                               6.303291   8.484267  10.071342   9.145467  10.866882
           Lincoln Corporate Variable 4 - Band 4                               6.313486   8.506377  10.108633   9.188536  10.929366
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.323670   8.528648  10.145222   9.231031  10.990889
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
           Lincoln CVUL III Jumbo                                              4.804777   6.609168   7.781696   7.092759   8.825657
           Lincoln CVUL III Super Jumbo                                        4.793134   6.583269   7.739601   7.043804   8.751614
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.515248  13.090865
           Lincoln CVUL III SC (Elite)                                         4.766078   6.523229   7.642261   6.930884   8.581251
           Lincoln CVUL III LC (Elite)                                         4.789260   6.574656   7.725618   7.027563   8.726879
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.514673  13.083661
           Lincoln Corporate Variable 4 - Band 1                               4.766078   6.523229   7.642261   6.930884   8.581251
           Lincoln Corporate Variable 4 - Band 2                               4.789214   6.574202   7.725085   7.027075   8.726468
           Lincoln Corporate Variable 4 - Band 3                               4.804777   6.609172   7.779072   7.089602   8.821594
           Lincoln Corporate Variable 4 - Band 4                               4.812554   6.626491   7.809887   7.125585   8.875367
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   4.820341   6.643856   7.838174   7.158557   8.925351
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
           Lincoln CVUL III Jumbo                                              5.596314   8.289396  10.526883   9.708211  10.316711
           Lincoln CVUL III Super Jumbo                                        5.582759   8.256926  10.469950   9.641217  10.230159
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.159057  10.801216
           Lincoln CVUL III SC (Elite)                                         5.551259   8.181654  10.338299   9.486689  10.031014
           Lincoln CVUL III LC (Elite)                                         5.578248   8.246131  10.451040   9.618988  10.201470
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.158501  10.795225
           Lincoln Corporate Variable 4 - Band 1                               5.551259   8.181654  10.338299   9.486689  10.031014
           Lincoln Corporate Variable 4 - Band 2                               5.578249   8.246463  10.451508   9.619372  10.201906
           Lincoln Corporate Variable 4 - Band 3                               5.596314   8.289396  10.525942   9.707104  10.315220
           Lincoln Corporate Variable 4 - Band 4                               5.605368   8.311114  10.565009   9.753131  10.374819
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   5.614401   8.332835  10.603206   9.798196  10.433187
LVIP DELAWARE BOND STANDARD CLASS
           Lincoln CVUL                                                       15.627965  18.452206  19.878995  21.248212  22.494162
           Lincoln CVUL/0.35%                                                                       10.523874  11.288155  11.991954
           Lincoln CVUL LC                                                    15.864489  18.787702  20.301216  21.764684  23.110127
           Lincoln CVUL LC/0.20%                                                                    10.535854  11.317963  12.041664
           Lincoln CVUL III Jumbo                                             12.546784  14.888393  16.119974  17.316608  18.423877
           Lincoln CVUL III Super Jumbo                                       11.604145  13.749209  14.864254  15.943749  16.937818
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.083365  10.733486
           Lincoln CVUL III SC (Elite)                                        15.627965  18.452206  19.878995  21.248212  22.494162
           Lincoln CVUL III LC (Elite)                                        15.864489  18.787702  20.301216  21.764684  23.110127
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.317963  12.041664
           Lincoln Corporate Variable 4 - Band 1                              11.336641  13.385396  14.420392  15.413649  16.317473
           Lincoln Corporate Variable 4 - Band 2                              11.523974  13.647398  14.746814  15.809877  16.787207
           Lincoln Corporate Variable 4 - Band 3                              11.311746  13.422861  14.533212  15.612055  16.610332
           Lincoln Corporate Variable 4 - Band 4                              11.838519  14.061988  15.240432  16.388147  17.453488
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL  10.757619  12.790849  13.876630  14.936563  15.923451

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                   10.145132  10.100139  10.505421
           Lincoln CVUL III Super Jumbo                                                             10.135631  10.075556  10.464145
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.021319  10.428650
           Lincoln CVUL III SC (Elite)                                                              10.113498  10.018427  10.368464
           Lincoln CVUL III LC (Elite)                                                              10.132467  10.067375  10.450423
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.020770  10.422867
           Lincoln Corporate Variable 4 - Band 1                                                    10.113498  10.018427  10.368464
           Lincoln Corporate Variable 4 - Band 2                                                    10.132467  10.067375  10.450423
           Lincoln Corporate Variable 4 - Band 3                                                    10.145132  10.100139  10.505421
           Lincoln Corporate Variable 4 - Band 4                                                    10.151470  10.116561  10.533028
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                        10.157817  10.133009  10.560705
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
           Lincoln CVUL                                                        9.819531  12.870605  14.376134  13.986574  15.735120
           Lincoln CVUL/0.35%                                                                       10.845074  10.588220  11.953661
           Lincoln CVUL LC                                                     9.958204  13.091583  14.666856  14.312324  16.149947
           Lincoln CVUL LC/0.20%                                                                    10.857420  10.616195  12.003227
           Lincoln CVUL III Jumbo                                             11.584705  15.260358  17.130790  16.750190  18.938643
           Lincoln CVUL III Super Jumbo                                       10.974854  14.435341  16.180385  15.797169  17.834349
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.375087  11.736481
           Lincoln CVUL III SC (Elite)                                        10.456396  13.705354  15.308527  14.893701  16.755652
           Lincoln CVUL III LC (Elite)                                        10.687463  14.050321  15.740937  15.360441  17.332637
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.374519  11.729975
           Lincoln Corporate Variable 4 - Band 1                              10.232299  13.411626  14.980441  14.574505  16.396552
           Lincoln Corporate Variable 4 - Band 2                              10.401883  13.674864  15.320322  14.949987  16.869488
           Lincoln Corporate Variable 4 - Band 3                               9.795063  12.902887  14.484373  14.162572  16.012961
           Lincoln Corporate Variable 4 - Band 4                              10.421941  13.742401  15.442221  15.114251  17.106062
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.347281  11.017760  12.392973  12.141683  13.755505
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
           Lincoln CVUL                                                        8.074369   9.996999  11.211354  11.266550  12.901637
           Lincoln CVUL/0.35%                                                                       10.642677  10.732593  12.333257
           Lincoln CVUL LC                                                     8.162887  10.136997  11.402565  11.493150  13.200647
           Lincoln CVUL LC/0.20%                                                                    10.654794  10.760952  12.384397
           Lincoln CVUL III Jumbo                                              8.222221  10.230976  11.531297  11.646188  13.403184
           Lincoln CVUL III Super Jumbo                                        8.177584  10.160180  11.434353  11.530958  13.250690
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.545682  12.142717
           Lincoln CVUL III SC (Elite)                                         8.074369   9.996999  11.211354  11.266550  12.901637
           Lincoln CVUL III LC (Elite)                                         8.162887  10.136997  11.402565  11.493150  13.200647
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.760952  12.384397
           Lincoln Corporate Variable 4 - Band 1                               8.074390   9.996992  11.211458  11.266649  12.901713
           Lincoln Corporate Variable 4 - Band 2                               8.162288  10.136091  11.401551  11.492130  13.199467
           Lincoln Corporate Variable 4 - Band 3                               8.222084  10.230790  11.531063  11.645941  13.402885
           Lincoln Corporate Variable 4 - Band 4                               8.252114  10.278447  11.596383  11.723646  13.505819
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.759774   9.674880  10.926330  11.057294  12.750904
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
           Lincoln CVUL                                                        8.810938  11.374381  12.601799  12.593834  14.417238
           Lincoln CVUL/0.35%                                                                       10.495924  10.526093  12.092352
           Lincoln CVUL LC                                                     8.556490  11.079096  12.311484  12.340493  14.169647
           Lincoln CVUL LC/0.20%                                                                    10.507890  10.553903  12.142503
           Lincoln CVUL III Jumbo                                             12.241526  15.882274  17.684275  17.761746  20.435272
           Lincoln CVUL III Super Jumbo                                       11.410989  14.782536  16.435109  16.482349  18.934885
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.395499  11.966225
           Lincoln CVUL III SC (Elite)                                         8.810938  11.374381  12.601799  12.593834  14.417238
           Lincoln CVUL III LC (Elite)                                         8.556490  11.079096  12.311484  12.340493  14.169647
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.553903  12.142503
           Lincoln Corporate Variable 4 - Band 1                              10.338313  13.346127  14.786318  14.776972  16.916463
           Lincoln Corporate Variable 4 - Band 2                              10.509865  13.608367  15.122135  15.158021  17.404856
           Lincoln Corporate Variable 4 - Band 3                               9.562380  12.406360  13.813997  13.874498  15.962891

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln Corporate Variable 4 - Band 4                              10.454047  13.576762  15.132282  15.213793  17.521305
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.833141  10.183131  11.361194  11.433824  13.181188
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
           Lincoln CVUL III Jumbo                                              5.840472   7.603341   9.912852   9.378579  10.757909
           Lincoln CVUL III Super Jumbo                                        5.826329   7.573559   9.859243   9.313862  10.667667
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.348413  11.876312
           Lincoln CVUL III SC (Elite)                                         5.793462   7.504518   9.735279   9.164587  10.460034
           Lincoln CVUL III LC (Elite)                                         5.821627   7.563660   9.841441   9.292392  10.637758
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.347846  11.869729
           Lincoln Corporate Variable 4 - Band 1                               5.793462   7.504518   9.735279   9.164587  10.460034
           Lincoln Corporate Variable 4 - Band 2                               5.821627   7.563665   9.841445   9.292403  10.637770
           Lincoln Corporate Variable 4 - Band 3                               5.840472   7.604689   9.914627   9.380264  10.759842
           Lincoln Corporate Variable 4 - Band 4                               5.849919   7.623261   9.948753   9.421972  10.818493
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   5.859382   7.643233   9.984784   9.465566  10.879417
LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                               7.962939   9.438507
           Lincoln CVUL III Super Jumbo                                                                         7.954968   9.414934
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.281494  12.192791
           Lincoln CVUL III SC (Elite)                                                                          7.936399   9.360158
           Lincoln CVUL III LC (Elite)                                                                          7.952312   9.407089
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.280931  12.186033
           Lincoln Corporate Variable 4 - Band 1                                                                7.936399   9.360158
           Lincoln Corporate Variable 4 - Band 2                                                                7.952315   9.407092
           Lincoln Corporate Variable 4 - Band 3                                                                7.962939   9.438507
           Lincoln Corporate Variable 4 - Band 4                                                                7.968258   9.454255
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                                    7.973585   9.470007
LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                               9.230457  10.815687
           Lincoln CVUL III Super Jumbo                                                                         9.221232  10.788691
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.562643  12.382847
           Lincoln CVUL III SC (Elite)                                                                          9.199741  10.725961
           Lincoln CVUL III LC (Elite)                                                                          9.218158  10.779707
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.562065  12.375984
           Lincoln Corporate Variable 4 - Band 1                                                                9.199741  10.725961
           Lincoln Corporate Variable 4 - Band 2                                                                9.218158  10.779707
           Lincoln Corporate Variable 4 - Band 3                                                                9.230457  10.815687
           Lincoln Corporate Variable 4 - Band 4                                                                9.236613  10.833723
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                                    9.242782  10.851815
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                              10.511703  10.882053
           Lincoln CVUL III Super Jumbo                                                                        10.501215  10.854904
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.057315  10.416862
           Lincoln CVUL III SC (Elite)                                                                         10.476783  10.791817
           Lincoln CVUL III LC (Elite)                                                                         10.497721  10.845869
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.056764  10.411085
           Lincoln Corporate Variable 4 - Band 1                                                               10.476783  10.791817
           Lincoln Corporate Variable 4 - Band 2                                                               10.497721  10.845869
           Lincoln Corporate Variable 4 - Band 3                                                               10.511703  10.882053
           Lincoln Corporate Variable 4 - Band 4                                                               10.518701  10.900191
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                                   10.525697  10.918352
LVIP GLOBAL INCOME STANDARD CLASS
           Lincoln CVUL III Jumbo                                                        10.773527  11.792451  11.896886  12.786364
           Lincoln CVUL III Super Jumbo                                                  10.763487  11.763812  11.850202  12.717107
           Lincoln CVUL III Super Jumbo/0.15%                                                                   9.971883  10.722796
           Lincoln CVUL III SC (Elite)                                                   10.740096  11.697258  11.741981  12.556960
           Lincoln CVUL III LC (Elite)                                                   10.760142  11.754281  11.834681  12.694105
           Lincoln CVUL III LC (Elite)/0.20%                                                                    9.971337  10.716851

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln Corporate Variable 4 - Band 1                                         10.740096  11.697258  11.741981  12.556960
           Lincoln Corporate Variable 4 - Band 2                                         10.760142  11.754281  11.834694  12.694119
           Lincoln Corporate Variable 4 - Band 3                                         10.773527  11.792451  11.896886  12.786364
           Lincoln Corporate Variable 4 - Band 4                                         10.780227  11.811583  11.928112  12.832746
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL             10.786952  11.830780  11.959455  12.879335
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                   10.917109  11.197738  12.843186
           Lincoln CVUL III Super Jumbo                                                             10.906892  11.170490  12.792741
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.250919  11.763114
           Lincoln CVUL III SC (Elite)                                                              10.883091  11.107168  12.675804
           Lincoln CVUL III LC (Elite)                                                              10.903489  11.161422  12.775970
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.250358  11.756594
           Lincoln Corporate Variable 4 - Band 1                                                    10.883091  11.107168  12.675804
           Lincoln Corporate Variable 4 - Band 2                                                    10.903489  11.161422  12.775970
           Lincoln Corporate Variable 4 - Band 3                                                    10.917109  11.197738  12.843186
           Lincoln Corporate Variable 4 - Band 4                                                    10.923925  11.215940  12.876926
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                        10.930750  11.234176  12.910760
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
           Lincoln CVUL III Jumbo                                              6.230463   7.750903   9.651373   9.461245  10.741500
           Lincoln CVUL III Super Jumbo                                        6.215373   7.720534   9.599163   9.395946  10.651380
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.664575  12.113713
           Lincoln CVUL III SC (Elite)                                         6.180306   7.650133   9.478435   9.245328  10.444025
           Lincoln CVUL III LC (Elite)                                         6.210352   7.710437   9.581823   9.374280  10.621508
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.663992  12.106997
           Lincoln Corporate Variable 4 - Band 1                               6.180306   7.650133   9.478435   9.245328  10.444025
           Lincoln Corporate Variable 4 - Band 2                               6.210352   7.710437   9.581823   9.374283  10.621511
           Lincoln Corporate Variable 4 - Band 3                               6.230463   7.751404   9.651498   9.461296  10.741368
           Lincoln Corporate Variable 4 - Band 4                               6.240543   7.771216   9.686337   9.505029  10.802003
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.250409   7.791341   9.721115   9.548727  10.862513
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
           Lincoln CVUL III Jumbo                                              5.738753   7.780505   8.782730   7.899896   9.413279
           Lincoln CVUL III Super Jumbo                                        5.724859   7.750033   8.735234   7.845378   9.334314
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.289671  12.266991
           Lincoln CVUL III SC (Elite)                                         5.692571   7.679392   8.625405   7.719627   9.152628
           Lincoln CVUL III LC (Elite)                                         5.720235   7.739902   8.719459   7.827289   9.308140
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.289108  12.260192
           Lincoln Corporate Variable 4 - Band 1                               5.692571   7.679392   8.625405   7.719627   9.152628
           Lincoln Corporate Variable 4 - Band 2                               5.720268   7.739904   8.719462   7.827289   9.308142
           Lincoln Corporate Variable 4 - Band 3                               5.738753   7.779119   8.778576   7.896373   9.409115
           Lincoln Corporate Variable 4 - Band 4                               5.748034   7.800887   8.814537   7.936451   9.466292
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   5.757364   7.821368   8.846511   7.973222   9.519660
LVIP MFS VALUE STANDARD CLASS
           Lincoln CVUL III Jumbo                                              6.627547   8.000946   8.910388   8.883547  10.313598
           Lincoln CVUL III Super Jumbo                                        6.611505   7.969614   8.862199   8.822252  10.227091
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.515995  12.214934
           Lincoln CVUL III SC (Elite)                                         6.574225   7.896979   8.750769   8.680866  10.028051
           Lincoln CVUL III LC (Elite)                                         6.606167   7.959196   8.846195   8.801914  10.198417
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.515419  12.208164
           Lincoln Corporate Variable 4 - Band 1                               6.574225   7.896979   8.750769   8.680866  10.028051
           Lincoln Corporate Variable 4 - Band 2                               6.606211   7.959250   8.846255   8.801973  10.198487
           Lincoln Corporate Variable 4 - Band 3                               6.627549   8.000950   8.910395   8.883553  10.313605
           Lincoln Corporate Variable 4 - Band 4                               6.638263   8.021903   8.942659   8.924647  10.371675
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.649041   8.042968   8.975106   8.965996  10.430147
LVIP MID-CAP VALUE STANDARD CLASS
           Lincoln CVUL III Jumbo                                              5.163406   7.340154   9.076331   8.214078  10.174834
           Lincoln CVUL III Super Jumbo                                        5.150899   7.311395   9.027235   8.157382  10.089467
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.425770  12.920927

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln CVUL III SC (Elite)                                         5.121833   7.244730   8.913707   8.026608   9.893054
           Lincoln CVUL III LC (Elite)                                         5.146737   7.301835   9.010929   8.138570  10.061172
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.425199  12.913765
           Lincoln Corporate Variable 4 - Band 1                               5.121833   7.244730   8.913707   8.026608   9.893054
           Lincoln Corporate Variable 4 - Band 2                               5.146737   7.301835   9.010929   8.138397  10.060958
           Lincoln Corporate Variable 4 - Band 3                               5.163406   7.340154   9.076331   8.214078  10.174871
           Lincoln Corporate Variable 4 - Band 4                               5.171761   7.359389   9.109210   8.252093  10.232145
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   5.180154   7.378710   9.142252   8.290324  10.289829
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
           Lincoln CVUL III Jumbo                                             17.417555  21.073910  21.549897  20.600379  22.536361
           Lincoln CVUL III Super Jumbo                                       16.076217  19.421828  19.830749  18.928524  20.676358
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.281490  11.253348
           Lincoln CVUL III SC (Elite)                                        15.629641  18.816299  19.142864  18.208003  19.819829
           Lincoln CVUL III LC (Elite)                                        15.977746  19.293213  19.689584  18.784374  20.508675
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.280927  11.247107
           Lincoln Corporate Variable 4 - Band 1                              14.216542  17.115105  17.414437  16.563985  18.030278
           Lincoln Corporate Variable 4 - Band 2                              14.452292  17.451218  17.809746  16.990960  18.550604
           Lincoln Corporate Variable 4 - Band 3                              12.098762  14.638577  14.969213  14.309649  15.654438
           Lincoln Corporate Variable 4 - Band 4                              14.302054  17.321711  17.730660  16.966406  18.579441
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   9.485489  11.499702  11.782968  11.286377  12.371761
LVIP MONEY MARKET STANDARD CLASS
           Lincoln CVUL                                                       12.613735  12.563514  12.481748  12.392802  12.309522
           Lincoln CVUL/0.35%                                                                        9.977282   9.945450   9.913276
           Lincoln CVUL LC                                                    12.771334  12.758708  12.713781  12.666871  12.619553
           Lincoln CVUL LC/0.20%                                                                     9.988645   9.971701   9.954340
           Lincoln CVUL III Jumbo                                             11.611395  11.623140  11.605398  11.585717  11.565545
           Lincoln CVUL III Super Jumbo                                       11.476134  11.470523  11.435847  11.399341  11.362438
           Lincoln CVUL III Super Jumbo/0.15%                                                                   9.998726   9.986310
           Lincoln CVUL III SC (Elite)                                        12.613735  12.563514  12.481748  12.392802  12.309522
           Lincoln CVUL III LC (Elite)                                        12.771334  12.758708  12.713781  12.666871  12.619553
           Lincoln CVUL III LC (Elite)/0.20%                                                                    9.971701   9.954340
           Lincoln Corporate Variable 4 - Band 1                              11.255908  11.211043  11.138133  11.063726  10.989426
           Lincoln Corporate Variable 4 - Band 2                              11.438483  11.427174  11.386934  11.344911  11.302530
           Lincoln Corporate Variable 4 - Band 3                              11.518027  11.529677  11.512077  11.492554  11.472546
           Lincoln Corporate Variable 4 - Band 4                              11.617515  11.640902  11.634770  11.626660  11.617998
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL  11.357490  11.391740  11.397123  11.400575  11.403510
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
           Lincoln CVUL III Jumbo                                              8.007022   9.941000  11.058709  11.174559  12.104895
           Lincoln CVUL III Super Jumbo                                        7.987652   9.902092  10.998929  11.097491  12.003398
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.120521  10.968583
           Lincoln CVUL III SC (Elite)                                         7.942636   9.811896  10.860693  10.919724  11.769866
           Lincoln CVUL III LC (Elite)                                         7.981206   9.889156  10.979074  11.071920  11.969755
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.119966  10.962502
           Lincoln Corporate Variable 4 - Band 1                               7.942636   9.811896  10.860693  10.919724  11.769866
           Lincoln Corporate Variable 4 - Band 2                               7.981215   9.889549  10.979406  11.072257  11.970122
           Lincoln Corporate Variable 4 - Band 3                               8.007022   9.941000  11.058709  11.174559  12.104895
           Lincoln Corporate Variable 4 - Band 4                               8.019962   9.967023  11.098743  11.226235  12.173035
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.032912   9.993104  11.138910  11.278137  12.241546
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
           Lincoln CVUL III Jumbo                                              7.579549   9.505329  10.627666  10.626997  11.494591
           Lincoln CVUL III Super Jumbo                                        7.561210   9.468122  10.570212  10.553700  11.398205
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.115856  10.947190
           Lincoln CVUL III SC (Elite)                                         7.518591   9.381869  10.437355  10.384631  11.176434
           Lincoln CVUL III LC (Elite)                                         7.555107   9.455752  10.551129  10.529380  11.366256
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.115301  10.941120
           Lincoln Corporate Variable 4 - Band 1                               7.518591   9.381869  10.437355  10.384631  11.176434
           Lincoln Corporate Variable 4 - Band 2                               7.555236   9.455704  10.551074  10.529324  11.366195
           Lincoln Corporate Variable 4 - Band 3                               7.579549   9.505329  10.627668  10.626997  11.494591

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln Corporate Variable 4 - Band 4                               7.591799   9.530214  10.666142  10.676144  11.559300
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.604070   9.555167  10.704759  10.725520  11.624375
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
           Lincoln CVUL III Jumbo                                              7.250702   9.258671  10.399446  10.320110  11.112812
           Lincoln CVUL III Super Jumbo                                        7.233156   9.222425  10.343221  10.248924  11.019621
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.124535  10.907665
           Lincoln CVUL III SC (Elite)                                         7.192380   9.138400  10.213207  10.084724  10.805200
           Lincoln CVUL III LC (Elite)                                         7.227317   9.210374  10.324547  10.225304  10.988731
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.123980  10.901617
           Lincoln Corporate Variable 4 - Band 1                               7.192380   9.138400  10.213207  10.084724  10.805200
           Lincoln Corporate Variable 4 - Band 2                               7.225898   9.208518  10.322472  10.223250  10.986522
           Lincoln Corporate Variable 4 - Band 3                               7.250702   9.258671  10.399446  10.320110  11.112753
           Lincoln Corporate Variable 4 - Band 4                               7.262423   9.282914  10.437099  10.367842  11.175377
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.274133   9.307181  10.474844  10.415750  11.238246
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
           Lincoln CVUL III Jumbo                                              6.638268   8.675588   9.841368   9.678254  10.346962
           Lincoln CVUL III Super Jumbo                                        6.622200   8.641618   9.788154   9.611487  10.260184
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.116523  10.820920
           Lincoln CVUL III SC (Elite)                                         6.584858   8.562869   9.665101   9.457481  10.060519
           Lincoln CVUL III LC (Elite)                                         6.616852   8.630324   9.770479   9.589334  10.231420
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.115969  10.814920
           Lincoln Corporate Variable 4 - Band 1                               6.584858   8.562869   9.665101   9.457481  10.060519
           Lincoln Corporate Variable 4 - Band 2                               6.617323   8.630957   9.771203   9.590042  10.232200
           Lincoln Corporate Variable 4 - Band 3                               6.638268   8.675588   9.841368   9.678254  10.335366
           Lincoln Corporate Variable 4 - Band 4                               6.649001   8.698309   9.877005   9.723023  10.405221
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.659712   8.721032   9.912704   9.767932  10.463737
LVIP PROTECTED PROFILE 2050 STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                               8.941073   9.459456
           Lincoln CVUL III Super Jumbo                                                                         8.932139   9.435843
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.098746  10.689590
           Lincoln CVUL III SC (Elite)                                                                          8.911326   9.380972
           Lincoln CVUL III LC (Elite)                                                                          8.929163   9.427984
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.098192  10.683662
           Lincoln Corporate Variable 4 - Band 1                                                                8.911326   9.380972
           Lincoln Corporate Variable 4 - Band 2                                                                8.929163   9.427984
           Lincoln Corporate Variable 4 - Band 3                                                                8.941073   9.459456
           Lincoln Corporate Variable 4 - Band 4                                                                8.947035   9.475232
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                                    8.953032   9.491125
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
           Lincoln CVUL                                                        9.924029  12.303612  13.500805  13.900497  15.152876
           Lincoln CVUL/0.35%                                                                       10.686553  11.041511  12.078492
           Lincoln CVUL LC                                                    10.032634  12.475600  13.730633  14.179609  15.503558
           Lincoln CVUL LC/0.20%                                                                    10.698719  11.070676  12.128568
           Lincoln CVUL III Jumbo                                             10.105677  12.591580  13.886004  14.368773  15.741823
           Lincoln CVUL III Super Jumbo                                       10.050837  12.504489  13.769305  14.226658  15.562777
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.230768  11.214003
           Lincoln CVUL III SC (Elite)                                         9.924029  12.303612  13.500805  13.900497  15.152876
           Lincoln CVUL III LC (Elite)                                        10.032634  12.475600  13.730633  14.179609  15.503558
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.070676  12.128568
           Lincoln Corporate Variable 4 - Band 1                               9.924029  12.303612  13.500805  13.900497  15.152876
           Lincoln Corporate Variable 4 - Band 2                              10.032549  12.475499  13.730519  14.179489  15.503428
           Lincoln Corporate Variable 4 - Band 3                              10.105677  12.593362  13.889884  14.371763  15.744429
           Lincoln Corporate Variable 4 - Band 4                              10.142404  12.649976  13.964351  14.464302  15.862329
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   9.711181  12.124246  13.397378  13.890915  15.248757
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
           Lincoln CVUL                                                        9.018293  11.555066  12.934162  12.843362  13.919940
           Lincoln CVUL/0.35%                                                                       10.911158  10.872570  11.825250

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln CVUL LC                                                     9.116957  11.716553  13.154298  13.101221  14.242061
           Lincoln CVUL LC/0.20%                                                                    10.923578  10.901295  11.874284
           Lincoln CVUL III Jumbo                                              9.183394  11.825582  13.303258  13.276121  14.461074
           Lincoln CVUL III Super Jumbo                                        9.133549  11.743770  13.191438  13.144786  14.296563
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.326658  11.253981
           Lincoln CVUL III SC (Elite)                                         9.018293  11.555066  12.934162  12.843362  13.919940
           Lincoln CVUL III LC (Elite)                                         9.116957  11.716553  13.154298  13.101221  14.242061
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.901295  11.874284
           Lincoln Corporate Variable 4 - Band 1                               9.018293  11.555066  12.934162  12.843362  13.919940
           Lincoln Corporate Variable 4 - Band 2                               9.116819  11.716399  13.154119  13.101042  14.241865
           Lincoln Corporate Variable 4 - Band 3                               9.183394  11.826374  13.304150  13.277009  14.462033
           Lincoln Corporate Variable 4 - Band 4                               9.216774  11.880440  13.378332  13.364407  14.571798
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.568170  11.055437  12.461757  12.461249  13.600634
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
           Lincoln CVUL                                                        9.517729  12.101335  13.454192  13.516184  14.708833
           Lincoln CVUL/0.35%                                                                       10.823736  10.911749  11.916205
           Lincoln CVUL LC                                                     9.621887  12.270197  13.682888  13.787252  15.048882
           Lincoln CVUL LC/0.20%                                                                    10.836057  10.940576  11.965613
           Lincoln CVUL III Jumbo                                              9.691957  12.384601  13.838091  13.971566  15.280580
           Lincoln CVUL III Super Jumbo                                        9.639357  12.298933  13.721786  13.833364  15.106762
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.300615  11.271325
           Lincoln CVUL III SC (Elite)                                         9.517729  12.101335  13.454192  13.516184  14.708833
           Lincoln CVUL III LC (Elite)                                         9.621887  12.270197  13.682888  13.787252  15.048882
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.940576  11.965613
           Lincoln Corporate Variable 4 - Band 1                               9.517729  12.101335  13.454192  13.516184  14.708833
           Lincoln Corporate Variable 4 - Band 2                               9.621884  12.270508  13.683235  13.787602  15.049265
           Lincoln Corporate Variable 4 - Band 3                               9.691957  12.384628  13.836862  13.970509  15.279506
           Lincoln Corporate Variable 4 - Band 4                               9.727183  12.442044  13.916174  14.064465  15.397568
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   9.158724  11.726644  13.129125  13.282310  14.555819
LVIP SSgA BOND INDEX STANDARD CLASS
           Lincoln CVUL III Jumbo                                             10.327561  10.773428  11.393334  12.211628  12.656909
           Lincoln CVUL III Super Jumbo                                       10.317709  10.747024  11.348381  12.145223  12.569219
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.072185  10.444673
           Lincoln CVUL III SC (Elite)                                        10.294755  10.685664  11.244179  11.991678  12.366963
           Lincoln CVUL III LC (Elite)                                        10.314511  10.738325  11.333530  12.123269  12.540228
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.071633  10.438882
           Lincoln Corporate Variable 4 - Band 1                              10.294755  10.685664  11.244179  11.991678  12.366963
           Lincoln Corporate Variable 4 - Band 2                              10.314497  10.738280  11.333480  12.123215  12.540173
           Lincoln Corporate Variable 4 - Band 3                              10.327561  10.772446  11.392288  12.210490  12.655804
           Lincoln Corporate Variable 4 - Band 4                              10.334135  10.791067  11.423401  12.256099  12.715707
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL  10.340710  10.808731  11.453543  12.300727  12.774774
LVIP SSgA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                   10.627827  10.891510  11.858378
           Lincoln CVUL III Super Jumbo                                                             10.621850  10.869065  11.816210
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.209265  11.121125
           Lincoln CVUL III SC (Elite)                                                              10.607914  10.816874  11.718400
           Lincoln CVUL III LC (Elite)                                                              10.619858  10.861594  11.802188
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.208706  11.114960
           Lincoln Corporate Variable 4 - Band 1                                                    10.607914  10.816874  11.718400
           Lincoln Corporate Variable 4 - Band 2                                                    10.619858  10.861594  11.802188
           Lincoln Corporate Variable 4 - Band 3                                                    10.627827  10.891510  11.858378
           Lincoln Corporate Variable 4 - Band 4                                                    10.631815  10.906499  11.886574
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                        10.635803  10.921510  11.914889
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                   10.582553  10.856835  11.740282
           Lincoln CVUL III Super Jumbo                                                             10.576600  10.834462  11.698533
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.211045  11.047463
           Lincoln CVUL III SC (Elite)                                                              10.562723  10.782435  11.601693
           Lincoln CVUL III LC (Elite)                                                              10.574617  10.827014  11.684650

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.210486  11.041338
           Lincoln Corporate Variable 4 - Band 1                                                    10.562723  10.782435  11.601693
           Lincoln Corporate Variable 4 - Band 2                                                    10.574617  10.827014  11.684636
           Lincoln Corporate Variable 4 - Band 3                                                    10.582553  10.856835  11.740282
           Lincoln Corporate Variable 4 - Band 4                                                    10.586524  10.871776  11.768198
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                        10.590499  10.886814  11.796317
LVIP SSgA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
           Lincoln CVUL III Jumbo                                              5.626922   8.126806   8.699226   7.628637   8.651728
           Lincoln CVUL III Super Jumbo                                        5.621535   8.106853   8.664872   7.587098   8.591725
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.396431  11.796612
           Lincoln CVUL III SC (Elite)                                         5.608983   8.060485   8.585237   7.491051   8.453328
           Lincoln CVUL III LC (Elite)                                         5.619740   8.100213   8.653450   7.573302   8.571816
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.395861  11.790071
           Lincoln Corporate Variable 4 - Band 1                               5.608983   8.060485   8.585237   7.491051   8.453328
           Lincoln Corporate Variable 4 - Band 2                               5.619740   8.100213   8.653450   7.573302   8.571816
           Lincoln Corporate Variable 4 - Band 3                               5.626922   8.126524   8.698932   7.628395   8.651452
           Lincoln Corporate Variable 4 - Band 4                               5.630517   8.140136   8.722204   7.656455   8.691963
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   5.634114   8.153512   8.745275   7.684421   8.732441
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
           Lincoln CVUL III Jumbo                                              6.214415  11.777218  15.017761  12.749003  14.333432
           Lincoln CVUL III Super Jumbo                                        6.209713  11.750686  14.961510  12.682180  14.236938
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.281320  11.564849
           Lincoln CVUL III SC (Elite)                                         6.198756  11.689008  14.831073  12.527614  14.014299
           Lincoln CVUL III LC (Elite)                                         6.208147  11.741855  14.942821  12.659981  14.205121
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.280756  11.558440
           Lincoln Corporate Variable 4 - Band 1                               6.198756  11.689008  14.831073  12.527614  14.014299
           Lincoln Corporate Variable 4 - Band 2                               6.208147  11.741855  14.942806  12.660378  14.205361
           Lincoln Corporate Variable 4 - Band 3                               6.214415  11.777419  15.018007  12.749208  14.333665
           Lincoln Corporate Variable 4 - Band 4                               6.217551  11.794940  15.055379  12.793747  14.398125
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.220689  11.812624  15.094231  12.839618  14.464202
LVIP SSgA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
           Lincoln CVUL                                                        8.541311  11.093835  11.978846  11.921698  13.158480
           Lincoln CVUL/0.35%                                                                       10.562484  10.548968  11.684148
           Lincoln CVUL LC                                                     8.634819  11.248988  12.182840  12.161165  13.463104
           Lincoln CVUL LC/0.20%                                                                    10.574507  10.576837  11.732595
           Lincoln CVUL III Jumbo                                              8.697702  11.353595  12.320728  12.323442  13.670056
           Lincoln CVUL III Super Jumbo                                        8.650487  11.275036  12.217152  12.201518  13.514530
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.281059  11.410199
           Lincoln CVUL III SC (Elite)                                         8.541311  11.093835  11.978846  11.921698  13.158480
           Lincoln CVUL III LC (Elite)                                         8.634819  11.248988  12.182840  12.161165  13.463104
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.576837  11.732595
           Lincoln Corporate Variable 4 - Band 1                               8.541311  11.093835  11.978846  11.921698  13.158480
           Lincoln Corporate Variable 4 - Band 2                               8.634850  11.249027  12.182883  12.161210  13.463159
           Lincoln Corporate Variable 4 - Band 3                               8.697702  11.355162  12.320205  12.322141  13.665949
           Lincoln Corporate Variable 4 - Band 4                               8.729321  11.406272  12.390264  12.405399  13.774731
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.954651  10.404437  11.313303  11.338461  12.602614
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
           Lincoln CVUL III Jumbo                                              5.948140   7.589672   8.108423   7.090493   8.359151
           Lincoln CVUL III Super Jumbo                                        5.942448   7.571041   8.076406   7.051888   8.301185
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.357715  12.217061
           Lincoln CVUL III SC (Elite)                                         5.929188   7.527744   8.002189   6.962624   8.167487
           Lincoln CVUL III LC (Elite)                                         5.940552   7.564840   8.065761   7.039067   8.281952
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.357148  12.210289
           Lincoln Corporate Variable 4 - Band 1                               5.929188   7.527744   8.002189   6.962624   8.167487
           Lincoln Corporate Variable 4 - Band 2                               5.940552   7.564830   8.065743   7.039039   8.281910
           Lincoln Corporate Variable 4 - Band 3                               5.948140   7.589715   8.108461   7.090532   8.359194
           Lincoln Corporate Variable 4 - Band 4                               5.951937   7.602119   8.129838   7.116347   8.398020
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   5.955737   7.614569   8.151291   7.142279   8.437051

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA LARGE CAP 100 STANDARD CLASS
           Lincoln CVUL III Jumbo                                              6.419934   8.670236  10.313407  10.531452  11.794865
           Lincoln CVUL III Super Jumbo                                        6.413786   8.648948  10.272681  10.474134  11.713094
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.479515  11.742564
           Lincoln CVUL III SC (Elite)                                         6.399462   8.599478  10.178278  10.341598  11.524489
           Lincoln CVUL III LC (Elite)                                         6.411738   8.641864  10.259142  10.455097  11.685962
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.478941  11.736054
           Lincoln Corporate Variable 4 - Band 1                               6.399462   8.599478  10.178278  10.341598  11.524489
           Lincoln Corporate Variable 4 - Band 2                               6.411738   8.641864  10.259142  10.455097  11.685962
           Lincoln Corporate Variable 4 - Band 3                               6.419934   8.670337  10.313103  10.530269  11.793469
           Lincoln Corporate Variable 4 - Band 4                               6.424036   8.684458  10.340647  10.569839  11.849696
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.428141   8.698626  10.367883  10.608286  11.904693
LVIP SSgA MODERATE INDEX ALLOCATION STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                   10.968252  10.921237  12.175030
           Lincoln CVUL III Super Jumbo                                                             10.962083  10.898726  12.131731
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.289750  11.476780
           Lincoln CVUL III SC (Elite)                                                              10.947702  10.846380  12.031299
           Lincoln CVUL III LC (Elite)                                                              10.960028  10.891233  12.117333
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.289186  11.470418
           Lincoln Corporate Variable 4 - Band 1                                                    10.947702  10.846380  12.031299
           Lincoln Corporate Variable 4 - Band 2                                                    10.960028  10.891233  12.117333
           Lincoln Corporate Variable 4 - Band 3                                                    10.968252  10.921237  12.175030
           Lincoln Corporate Variable 4 - Band 4                                                    10.972367  10.936270  12.203981
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                        10.976483  10.951355  12.233048
LVIP SSgA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                   10.871547  10.881681  12.004528
           Lincoln CVUL III Super Jumbo                                                             10.865431  10.859252  11.961834
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.286651  11.353771
           Lincoln CVUL III SC (Elite)                                                              10.851176  10.807095  11.862804
           Lincoln CVUL III LC (Elite)                                                              10.863394  10.851786  11.947637
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.286088  11.347477
           Lincoln Corporate Variable 4 - Band 1                                                    10.851176  10.807095  11.862804
           Lincoln Corporate Variable 4 - Band 2                                                    10.863394  10.851786  11.947637
           Lincoln Corporate Variable 4 - Band 3                                                    10.871547  10.881681  12.004528
           Lincoln Corporate Variable 4 - Band 4                                                    10.875625  10.896660  12.033075
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                        10.879684  10.911739  12.061781
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                   11.172986  10.865850  12.238656
           Lincoln CVUL III Super Jumbo                                                             11.166702  10.843450  12.195129
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.312085  11.620735
           Lincoln CVUL III SC (Elite)                                                              11.152054  10.791363  12.094164
           Lincoln CVUL III LC (Elite)                                                              11.164609  10.835994  12.180654
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.311521  11.614293
           Lincoln Corporate Variable 4 - Band 1                                                    11.152054  10.791363  12.094164
           Lincoln Corporate Variable 4 - Band 2                                                    11.164609  10.835994  12.180654
           Lincoln Corporate Variable 4 - Band 3                                                    11.172986  10.865850  12.238656
           Lincoln Corporate Variable 4 - Band 4                                                    11.177177  10.880808  12.267761
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                        11.181551  10.895990  12.297161
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                   11.238224  11.020394  12.251236
           Lincoln CVUL III Super Jumbo                                                             11.231904  10.997676  12.207662
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.321165  11.479648
           Lincoln CVUL III SC (Elite)                                                              11.217170  10.944849  12.106591
           Lincoln CVUL III LC (Elite)                                                              11.229798  10.990114  12.193172
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.320600  11.473284
           Lincoln Corporate Variable 4 - Band 1                                                    11.217170  10.944849  12.106591
           Lincoln Corporate Variable 4 - Band 2                                                    11.229798  10.990114  12.193172
           Lincoln Corporate Variable 4 - Band 3                                                    11.238224  11.020394  12.251236

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln Corporate Variable 4 - Band 4                                                    11.242440  11.035565  12.280371
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                        11.246657  11.050372  12.309162
LVIP SSgA S&P 500 INDEX STANDARD CLASS
           Lincoln CVUL                                                        7.411226   9.280163  10.572425  10.693008  12.280070
           Lincoln CVUL/0.35%                                                                       10.832829  10.994821  12.670922
           Lincoln CVUL LC                                                     7.492422   9.410898  10.753744  10.909093  12.565844
           Lincoln CVUL LC/0.20%                                                                    10.845162  11.023871  12.723462
           Lincoln CVUL III Jumbo                                              7.546941   9.498359  10.875395  11.054602  12.758929
           Lincoln CVUL III Super Jumbo                                        7.505968   9.432630  10.783963  10.945224  12.613764
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.564589  12.199463
           Lincoln CVUL III SC (Elite)                                         7.411226   9.280163  10.572425  10.693008  12.280070
           Lincoln CVUL III LC (Elite)                                         7.492422   9.410898  10.753744  10.909093  12.565844
           Lincoln CVUL III LC (Elite)/0.20%                                                                   11.023871  12.723462
           Lincoln Corporate Variable 4 - Band 1                               7.411226   9.281024  10.573598  10.694194  12.281432
           Lincoln Corporate Variable 4 - Band 2                               7.492385   9.410852  10.753691  10.909039  12.565783
           Lincoln Corporate Variable 4 - Band 3                               7.546941   9.499051  10.876179  11.055400  12.759851
           Lincoln Corporate Variable 4 - Band 4                               7.574381   9.542433  10.936779  11.128127  12.856632
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.349606   9.268521  10.633462  10.830334  12.525094
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
           Lincoln CVUL III Jumbo                                              6.089071   7.658309   9.644430   9.186088  10.624810
           Lincoln CVUL III Super Jumbo                                        6.074323   7.628302   9.592260   9.122688  10.535673
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.573404  12.235520
           Lincoln CVUL III SC (Elite)                                         6.040047   7.560039   9.473687   8.978405  10.332833
           Lincoln CVUL III LC (Elite)                                         6.069463   7.618390   9.575013   9.101728  10.506219
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.572826  12.228740
           Lincoln Corporate Variable 4 - Band 1                               6.040047   7.558743   9.471623   8.976448  10.330582
           Lincoln Corporate Variable 4 - Band 2                               6.069416   7.618324   9.574938   9.101657  10.506136
           Lincoln Corporate Variable 4 - Band 3                               6.089071   7.657477   9.643143   9.184828  10.623236
           Lincoln Corporate Variable 4 - Band 4                               6.098924   7.678379   9.679367   9.228599  10.684652
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.108790   7.698498   9.714428   9.271304  10.744828
LVIP SSgA SMALL-MID CAP 200 STANDARD CLASS
           Lincoln CVUL III Jumbo                                              6.744679  10.208457  13.015618  12.702579  14.430047
           Lincoln CVUL III Super Jumbo                                        6.738218  10.183388  12.964222  12.633438  14.330002
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.468675  11.898292
           Lincoln CVUL III SC (Elite)                                         6.723165  10.125133  12.845084  12.473568  14.099250
           Lincoln CVUL III LC (Elite)                                         6.736065  10.175045  12.947135  12.610475  14.296808
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.468103  11.891697
           Lincoln Corporate Variable 4 - Band 1                               6.723165  10.125133  12.845084  12.473568  14.099250
           Lincoln Corporate Variable 4 - Band 2                               6.736118  10.175127  12.947242  12.610575  14.296934
           Lincoln Corporate Variable 4 - Band 3                               6.744679  10.209059  13.016384  12.703323  14.430908
           Lincoln Corporate Variable 4 - Band 4                               6.748990  10.225203  13.049995  12.748882  14.497131
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.753304  10.241969  13.084452  12.795344  14.564514
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
           Lincoln CVUL III Jumbo                                              5.817719   8.307639   9.678265   9.499276  11.215968
           Lincoln CVUL III Super Jumbo                                        5.803632   8.275107   9.625929   9.433737  11.121902
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.319760  12.190817
           Lincoln CVUL III SC (Elite)                                         5.770893   8.199693   9.504908   9.282562  10.905469
           Lincoln CVUL III LC (Elite)                                         5.798944   8.264291   9.608573   9.412026  11.090761
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.319195  12.184067
           Lincoln Corporate Variable 4 - Band 1                               5.770893   8.199693   9.504908   9.282562  10.905469
           Lincoln Corporate Variable 4 - Band 2                               5.798944   8.261500   9.605262   9.408771  11.086926
           Lincoln Corporate Variable 4 - Band 3                               5.817719   8.308633   9.678091   9.499000  11.215655
           Lincoln Corporate Variable 4 - Band 4                               5.827130   8.329397   9.713313   9.543222  11.279119
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   5.836552   8.351207   9.748483   9.587364  11.342619
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
           Lincoln CVUL                                                        8.573848  12.459596  15.882863  15.162062  17.510900
           Lincoln CVUL/0.35%                                                                       11.912717  11.412005  13.226096

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln CVUL LC                                                     8.694122  12.672357  16.201674  15.512923  17.969926
           Lincoln CVUL LC/0.20%                                                                    11.926291  11.442155  13.280933
           Lincoln CVUL III Jumbo                                             11.222845  16.390886  20.998885  20.146494  23.384087
           Lincoln CVUL III Super Jumbo                                       10.542459  15.374110  19.666773  18.840145  21.835039
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.257153  11.911456
           Lincoln CVUL III SC (Elite)                                         8.832826  12.838063  16.365145  15.622456  18.042616
           Lincoln CVUL III LC (Elite)                                         9.025646  13.155555  16.820365  16.105312  18.656141
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.256591  11.904852
           Lincoln Corporate Variable 4 - Band 1                               9.496039  13.799733  17.591201  16.792871  19.394346
           Lincoln Corporate Variable 4 - Band 2                               9.653880  14.071214  17.991098  17.226275  19.951228
           Lincoln Corporate Variable 4 - Band 3                               9.015426  13.164728  16.861035  16.175505  18.773120
           Lincoln Corporate Variable 4 - Band 4                               9.286429  13.576330  17.410450  16.720456  19.426885
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.484491  10.952934  14.060212  13.516511  15.720047
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
           Lincoln CVUL III Jumbo                                              6.144033   7.855270   8.354568   8.080065   9.774398
           Lincoln CVUL III Super Jumbo                                        6.129161   7.824509   8.309387   8.024308   9.692408
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.422881  12.614790
           Lincoln CVUL III SC (Elite)                                         6.094601   7.753200   8.204913   7.895700   9.503759
           Lincoln CVUL III LC (Elite)                                         6.124212   7.814282   8.294381   8.005808   9.665231
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.422311  12.607797
           Lincoln Corporate Variable 4 - Band 1                               6.094601   7.753200   8.204913   7.895700   9.503759
           Lincoln Corporate Variable 4 - Band 2                               6.124212   7.814282   8.294381   8.005808   9.665231
           Lincoln Corporate Variable 4 - Band 3                               6.144033   7.855270   8.354402   8.079693   9.773738
           Lincoln Corporate Variable 4 - Band 4                               6.153967   7.875844   8.384824   8.117450   9.829443
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.163904   7.896461   8.415178   8.154999   9.884784
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
           Lincoln CVUL                                                        6.526130   8.977532   9.926834   9.297093  10.745290
           Lincoln CVUL/0.35%                                                                       10.712351  10.067984  11.677035
           Lincoln CVUL LC                                                     5.774435   7.967116   8.835669   8.300026   9.621716
           Lincoln CVUL LC/0.20%                                                                    10.724546  10.094591  11.725457
           Lincoln CVUL III Jumbo                                             10.709566  14.805817  16.452753  15.486324  17.988272
           Lincoln CVUL III Super Jumbo                                       10.052189  13.876178  15.396611  14.470477  16.783129
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.362401  12.042552
           Lincoln CVUL III SC (Elite)                                         6.526130   8.977532   9.926834   9.297093  10.745290
           Lincoln CVUL III LC (Elite)                                         5.774435   7.967116   8.835669   8.300026   9.621716
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.094591  11.725457
           Lincoln Corporate Variable 4 - Band 1                               9.413717  12.949369  14.318130  13.409834  15.498629
           Lincoln Corporate Variable 4 - Band 2                               9.569815  13.203722  14.643154  13.755459  15.945874
           Lincoln Corporate Variable 4 - Band 3                               8.825187  12.200642  13.555469  12.759059  14.820871
           Lincoln Corporate Variable 4 - Band 4                               9.403598  13.013342  14.475331  13.638723  15.857976
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.998285  11.079642  12.336725  11.635336  13.542165
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                               9.201215  10.576234
           Lincoln CVUL III Super Jumbo                                                                         9.192019  10.549835
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.554512  12.137831
           Lincoln CVUL III SC (Elite)                                                                          9.170597  10.488495
           Lincoln CVUL III LC (Elite)                                                                          9.188955  10.541051
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.553935  12.131103
           Lincoln Corporate Variable 4 - Band 1                                                                9.170597  10.488495
           Lincoln Corporate Variable 4 - Band 2                                                                9.188955  10.541051
           Lincoln Corporate Variable 4 - Band 3                                                                9.201215  10.576234
           Lincoln Corporate Variable 4 - Band 4                                                                9.207350  10.593869
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                                    9.213497  10.611527
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
           Lincoln CVUL III Jumbo                                                                               7.989325   9.516184
           Lincoln CVUL III Super Jumbo                                                                         7.981327   9.492418
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.286376  12.258354
           Lincoln CVUL III SC (Elite)                                                                          7.962698   9.437192
           Lincoln CVUL III LC (Elite)                                                                          7.978663   9.484509

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.285812  12.251559
           Lincoln Corporate Variable 4 - Band 1                                                                7.962698   9.437192
           Lincoln Corporate Variable 4 - Band 2                                                                7.978663   9.484509
           Lincoln Corporate Variable 4 - Band 3                                                                7.989325   9.516184
           Lincoln Corporate Variable 4 - Band 4                                                                7.994661   9.532062
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                                    8.000000   9.547965
M BUSINESS OPPORTUNITY VALUE
           Lincoln Corporate Variable 4 - Band 2                              11.358074  14.093548  15.339191  14.649661  17.113860
           Lincoln Corporate Variable 4 - Band 3                              10.136386  12.602812  13.744141  13.152617  15.395743
           Lincoln Corporate Variable 4 - Band 4                              11.183905  13.919130  15.194846  14.555449  17.054860
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.165243  10.172368  11.115789  10.658776  12.501551
M CAPITAL APPRECIATION
           Lincoln Corporate Variable 4 - Band 2                              10.524794  15.578035  19.705859  18.209520  21.298632
           Lincoln Corporate Variable 4 - Band 3                              10.661084  15.811345  20.040993  18.556326  21.747705
           Lincoln Corporate Variable 4 - Band 4                              10.196484  15.137433  19.205977  17.800985  20.883324
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.758078  11.528957  14.642258  13.584714  15.952922
M INTERNATIONAL EQUITY
           Lincoln Corporate Variable 4 - Band 2                              12.815263  15.990870  16.660850  14.344079  17.241512
           Lincoln Corporate Variable 4 - Band 3                              10.884494  13.608854  14.207388  12.256310  14.761497
           Lincoln Corporate Variable 4 - Band 4                              12.413402  15.535973  16.235474  14.019927  16.902480
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.739209  10.948487  11.452874   9.899905  11.947299
M LARGE CAP GROWTH
           Lincoln Corporate Variable 4 - Band 2                               9.033077  12.362305  15.152897  14.971483  17.791928
           Lincoln Corporate Variable 4 - Band 3                               9.217284  12.639656  15.523841  15.368711  18.300522
           Lincoln Corporate Variable 4 - Band 4                               8.938300  12.269347  15.084094  14.948308  17.817715
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   7.137316   9.806990  12.068888  11.972219  14.284614
MFS VIT CORE EQUITY INITIAL CLASS
           Lincoln CVUL                                                        7.072106   9.300507  10.825297  10.640426  12.280889
           Lincoln CVUL/0.35%                                                                       11.074450  10.923925  12.651634
           Lincoln CVUL LC                                                     6.810165   8.982937  10.487282  10.338910  11.968719
           Lincoln CVUL LC/0.20%                                                                    11.087244  10.952310  12.704194
           Lincoln CVUL III Jumbo                                             10.869988  14.366724  16.806229  16.601691  19.257209
           Lincoln CVUL III Super Jumbo                                       10.155623  13.402436  15.654724  15.441006  17.884036
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.433958  12.108967
           Lincoln CVUL III SC (Elite)                                         7.072106   9.300507  10.825297  10.640426  12.280889
           Lincoln CVUL III LC (Elite)                                         6.810165   8.982937  10.487282  10.338910  11.968719
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.952310  12.704194
           Lincoln Corporate Variable 4 - Band 1                               9.223682  12.130015  14.119013  13.877570  16.017112
           Lincoln Corporate Variable 4 - Band 2                               9.376206  12.367655  14.438833  14.234592  16.478508
           Lincoln Corporate Variable 4 - Band 3                               8.868105  11.720860  13.711092  13.544223  15.711056
           Lincoln Corporate Variable 4 - Band 4                               9.325233  12.337246  14.446509  14.284943  16.586458
MFS VIT GROWTH INITIAL CLASS
           Lincoln CVUL                                                        6.800178   9.296839  10.647953  10.539300  12.285422
           Lincoln CVUL/0.35%                                                                       10.980480  10.906564  12.758078
           Lincoln CVUL LC                                                     7.063454   9.685903  11.126872  11.046442  12.915248
           Lincoln CVUL LC/0.20%                                                                    10.992971  10.935372  12.810973
           Lincoln CVUL III Jumbo                                             12.529790  17.215907  19.816660  19.712827  23.093897
           Lincoln CVUL III Super Jumbo                                       11.573487  15.878118  18.249403  18.126555  21.203746
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.257297  12.022595
           Lincoln CVUL III SC (Elite)                                         6.800178   9.296839  10.647953  10.539300  12.285422
           Lincoln CVUL III LC (Elite)                                         7.063454   9.685903  11.126872  11.046442  12.915248
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.935372  12.810973
           Lincoln Corporate Variable 4 - Band 1                              10.496477  14.350221  16.435746  16.268033  18.963276
           Lincoln Corporate Variable 4 - Band 2                              10.670819  14.632497  16.809317  16.687818  19.511013
           Lincoln Corporate Variable 4 - Band 3                              10.575968  14.531361  16.726564  16.638926  19.492775
           Lincoln Corporate Variable 4 - Band 4                              10.554964  14.516908  16.726503  16.655531  19.531756
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.323887   8.706400  10.041695  10.009090  11.749270

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
MFS VIT RESEARCH INITIAL CLASS
           Lincoln CVUL                                                        8.001553  10.372640  11.937631  11.800873  13.742606
           Lincoln CVUL/0.35%                                                                       10.963357  10.876433  12.711299
           Lincoln CVUL LC                                                     7.825243  10.174853  11.745069  11.644594  13.600982
           Lincoln CVUL LC/0.20%                                                                    10.975855  10.904517  12.762404
MFS VIT TOTAL RETURN INITIAL CLASS
           Lincoln CVUL                                                       12.430388  14.569052  15.904034  16.074333  17.758984
           Lincoln CVUL/0.35%                                                                       10.570720  10.719612  11.886676
           Lincoln CVUL LC                                                    12.875753  15.136462  16.573050  16.799311  18.615687
           Lincoln CVUL LC/0.20%                                                                    10.582758  10.748719  11.934730
           Lincoln CVUL III Jumbo                                             11.998643  14.133585  15.505950  15.749118  17.486867
           Lincoln CVUL III Super Jumbo                                       11.362524  13.364221  14.639918  14.847210  16.460744
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.315678  11.459630
           Lincoln CVUL III SC (Elite)                                        12.430388  14.569052  15.904034  16.074333  17.758984
           Lincoln CVUL III LC (Elite)                                        12.875753  15.136462  16.573050  16.799311  18.615687
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.748719  11.934730
           Lincoln Corporate Variable 4 - Band 1                              10.712765  12.555848  13.706331  13.851786  15.303366
           Lincoln Corporate Variable 4 - Band 2                              10.890882  12.803091  14.018219  14.209606  15.745972
           Lincoln Corporate Variable 4 - Band 3                              10.154604  11.961435  13.122886  13.328682  14.799362
           Lincoln Corporate Variable 4 - Band 4                              10.977753  12.943983  14.215038  14.452409  16.063130
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   9.102274  10.743322  11.810076  12.019305  13.372215
MFS VIT UTILITIES INITIAL CLASS
           Lincoln CVUL                                                       15.354423  20.312012  22.955374  24.341596  27.431156
           Lincoln CVUL/0.35%                                                                       11.380305  12.109869  13.694744
           Lincoln CVUL LC                                                    14.923537  19.801300  22.445350  23.872325  26.983122
           Lincoln CVUL LC/0.20%                                                                    11.393248  12.141818  13.751457
           Lincoln CVUL III Jumbo                                             22.161160  29.463399  33.464409  35.663216  40.391143
           Lincoln CVUL III Super Jumbo                                       18.974074  25.188347  28.565993  30.397291  34.375525
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.438639  11.828415
           Lincoln CVUL III SC (Elite)                                        15.354423  20.312012  22.955374  24.341596  27.431156
           Lincoln CVUL III LC (Elite)                                        14.923537  19.801300  22.445350  23.872325  26.983122
           Lincoln CVUL III LC (Elite)/0.20%                                                                   12.141818  13.751457
           Lincoln Corporate Variable 4 - Band 1                              17.062466  22.571578  25.509040  27.049487  30.482830
           Lincoln Corporate Variable 4 - Band 2                              17.345627  23.015060  26.088246  27.746818  31.362494
           Lincoln Corporate Variable 4 - Band 3                              14.840152  19.730069  22.409342  23.881761  27.047807
           Lincoln Corporate Variable 4 - Band 4                              17.526426  23.324807  26.518718  28.289437  32.071853
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL  10.394111  13.846693  15.758464  16.827526  19.096516
NB AMT LARGE CAP VALUE I CLASS
           Lincoln CVUL                                                        7.505802  11.632924  13.361518  11.761235  13.617862
           Lincoln CVUL/0.35%                                                                       10.646015   9.403866  10.926520
           Lincoln CVUL LC                                                     8.259370  12.839313  14.791440  13.059074  15.165989
           Lincoln CVUL LC/0.20%                                                                    10.658141   9.428743  10.971864
NB AMT MID CAP GROWTH I CLASS
           Lincoln CVUL                                                        9.768937  12.766238  16.365709  16.328266  18.227213
           Lincoln CVUL/0.35%                                                                       11.983906  11.998967  13.441089
           Lincoln CVUL LC                                                     8.740887  11.456960  14.731509  14.742223  16.506158
           Lincoln CVUL LC/0.20%                                                                    11.997567  12.030348  13.496759
           Lincoln CVUL III Jumbo                                             12.775405  16.778654  21.617353  21.676416  24.318607
           Lincoln CVUL III Super Jumbo                                       12.286333  16.112143  20.727554  20.753011  23.247756
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.228548  11.481068
           Lincoln CVUL III SC (Elite)                                         9.768937  12.766238  16.365709  16.328266  18.227213
           Lincoln CVUL III LC (Elite)                                         8.740887  11.456960  14.731509  14.742223  16.506158
           Lincoln CVUL III LC (Elite)/0.20%                                                                   12.030348  13.496759
           Lincoln Corporate Variable 4 - Band 1                              11.141763  14.560129  18.665632  18.623157  20.789045
           Lincoln Corporate Variable 4 - Band 2                              11.326906  14.846542  19.089879  19.103765  21.389567
           Lincoln Corporate Variable 4 - Band 3                              10.573947  13.887356  17.892249  17.941146  20.128039
           Lincoln Corporate Variable 4 - Band 4                              11.211679  14.739658  19.009323  19.080345  21.427508
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   8.362709  11.005202  14.207280  14.274638  16.046661

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUBACCOUNT                             PRODUCT(S)                               2008       2009       2010       2011       2012
-----------------------------------------------------------------------------------------------------------------------------------
NB AMT MID CAP INTRINSIC VALUE I CLASS
           Lincoln CVUL III Jumbo                                             11.442251  16.736268  21.076223  19.667388  22.676135
           Lincoln CVUL III Super Jumbo                                       10.662076  15.571748  19.580375  18.244112  21.003611
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.483574  12.093409
           Lincoln CVUL III SC (Elite)                                        10.812925  15.736876  19.718967  18.308980  21.004683
           Lincoln CVUL III LC (Elite)                                        11.052212  16.133448  20.276546  18.883318  21.728639
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.483001  12.086706
           Lincoln Corporate Variable 4 - Band 1                               9.812528  14.280912  17.894631  16.615082  19.061375
           Lincoln Corporate Variable 4 - Band 2                               9.975554  14.561814  18.301317  17.043813  19.611951
           Lincoln Corporate Variable 4 - Band 3                               8.129284  11.890479  14.973852  13.972921  16.110529
           Lincoln Corporate Variable 4 - Band 4                               9.610798  14.071513  17.738147  16.569023  19.122880
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL   6.307624   9.244464  11.664961  10.907036  12.600772
OPPENHEIMER MAIN STREET FUND/VA CLASS A
           Lincoln CVUL                                                        7.614914   9.700693  11.184707  11.105035  12.888094
           Lincoln CVUL/0.35%                                                                       10.971891  10.931956  12.731676
           Lincoln CVUL LC                                                     7.493225   9.574454  11.072326  11.025611  12.834335
           Lincoln CVUL LC/0.20%                                                                    10.984368  10.960708  12.784329
PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
           Lincoln CVUL III Jumbo                                                        12.612813  15.674571  14.460897  15.209958
           Lincoln CVUL III Super Jumbo                                                  12.601074  15.636546  14.404186  15.127614
           Lincoln CVUL III Super Jumbo/0.15%                                                                   9.915019  10.433821
           Lincoln CVUL III SC (Elite)                                                   12.573721  15.548175  14.272717  14.937199
           Lincoln CVUL III LC (Elite)                                                   12.597162  15.623896  14.385340  15.100247
           Lincoln CVUL III LC (Elite)/0.20%                                                                    9.914476  10.428037
           Lincoln Corporate Variable 4 - Band 1                                         12.573721  15.548175  14.272717  14.937199
           Lincoln Corporate Variable 4 - Band 2                                         12.597162  15.622079  14.383754  15.098680
           Lincoln Corporate Variable 4 - Band 3                                         12.612813  15.674571  14.460897  15.209958
           Lincoln Corporate Variable 4 - Band 4                                         12.620644  15.699971  14.498827  15.265102
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL             12.628459  15.725383  14.536830  15.320453
PREMIER VIT OPCAP MANAGED CLASS I
           Lincoln CVUL                                                        9.179769  11.367631
           Lincoln CVUL LC                                                     9.280124  11.526422
PUTNAM VT GROWTH & INCOME CLASS IB
           Lincoln CVUL III Jumbo                                              9.833461  12.739515  14.542019  13.839400  16.454919
           Lincoln CVUL III Super Jumbo                                        9.224391  11.932533  13.600458  12.923909  15.343389
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.586497  12.593540
           Lincoln CVUL III SC (Elite)                                         8.036071  10.359013  11.765773  11.141383  13.180966
           Lincoln CVUL III LC (Elite)                                         8.213520  10.619573  12.097928  11.490369  13.634661
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.585918  12.586559
           Lincoln Corporate Variable 4 - Band 1                               8.384649  10.808352  12.276132  11.624658  13.752712
           Lincoln Corporate Variable 4 - Band 2                               8.523784  11.020725  12.554924  11.924415  14.149707
           Lincoln Corporate Variable 4 - Band 4                               8.617445  11.175306  12.769243  12.164450  14.477882
T. ROWE PRICE EQUITY INCOME
           Lincoln CVUL III Jumbo                                                                              10.612395  12.407451
           Lincoln CVUL III Super Jumbo                                                                        10.608817  12.384685
           Lincoln CVUL III Super Jumbo/0.15%                                                                  10.598137  12.396975
           Lincoln CVUL III SC (Elite)                                                                         10.600472  12.331727
           Lincoln CVUL III LC (Elite)                                                                         10.607624  12.377106
           Lincoln CVUL III LC (Elite)/0.20%                                                                   10.597557  12.390103
           Lincoln Corporate Variable 4 - Band 1                                                               10.600472  12.331727
           Lincoln Corporate Variable 4 - Band 2                                                               10.607624  12.377106
           Lincoln Corporate Variable 4 - Band 3                                                               10.612395  12.407451
           Lincoln Corporate Variable 4 - Band 4                                                               10.614782  12.422651
           Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL                                   10.617168  12.437863

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
  and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account S at December 31, 2012, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. We previously audited, in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), the basic financial statements for the four years ended December 31, 2011 (none of which are presented herein); we expressed unqualified opinions on those financial statements. The accompanying Summary of Unit Values by Subaccount and Product as of December 31, 2012, 2011, 2010, 2009, and 2008, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)


(2) Commission Schedule for Variable Life Policies.(2)

(3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(3) and amendments.(6)

(4) (a) Policy Form LN939(15)

     (b) Load Amortization Rider-LR853(15)

     (c) Term Insurance Rider-LR526(8)

     (d) Enhanced Surrender Value Rider-LR529(9)

     (e) Adjustable Benefit Enhancement Rider(12)

     (f) Alternative Policy Loan Rider-LR791(13)

     (g) Surrender Value and Loan Spread Enhancement Rider-LR793 (21)

     (h) Customized Benefit Enhancement Rider-LR797(10)

(5) (a) Application Part I-B58(17)

     (b) Application Part II (Corporate/Individual Owner)-B59(17)

     (c) Consent Forms B10457 and B10458(17)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company.(4)

     (b) Bylaws of The Lincoln National Life Insurance Company.(7)

(7) Reinsurance Contracts.(14)

(8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (22)

     (b) AllianceBernstein Variable Products Series Fund, Inc. (19)

     (c) American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (18)

     (d) American Funds Insurance Series (22)

     (e) BlackRock Variable Series Fund, Inc. (18)

     (f) Delaware VIP Trust (19)

     (g) DWS Investments VIT Funds (22)

     (h) DWS Variable Series II (22)

     (i) Fidelity Variable Insurance Products (19)

     (j) Franklin Templeton Variable Insurance Products Trust (18)

     (k) Goldman Sachs Variable Insurance Trust (22)

     (l) Janus Aspen Series (16)

     (m) Lincoln Variable Insurance Products Trust (22)

     (n) M Fund, Inc. (22)

     (o) MFS Variable Insurance Trust (22)

     (p) Neuberger Berman Advisers Management Trust (22)

     (q) PIMCO Variable Insurance Trust (18)

     (r) T. Rowe Price Equity Series, Inc. (20)

(9) (a) Accounting and Financial Administration Services Agreement dated 10/1/07 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(5)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esq.

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(22)
--------------
(1) Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-04999) filed on September 24, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-72875) filed on May 1, 2000.

(3) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(4) Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-27783) filed on December 5, 1996.

(5) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(6) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

  (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(7) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(8) Incorporated by reference to Initial Registration Statement on Form N-6 (File 333-104719) filed on April 24, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-104719) filed on July 17, 2003.

(10) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-125790) filed on September 19, 2012.

(11) Incorporated by reference to Post-Effective Amendment No. 48 on Form N-4 (File No. 033-26032) filed on September 21, 2012.

(12) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.

(13) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-104719) filed on May 10, 2005.

(14) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(15) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125790) filed on June 14, 2005.

(16) Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

(17) Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.

(18) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

(19) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

(20) (a) T. Rowe Price International Series, Inc and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment
No. 1 (File No. 333-04999) filed on September 26, 1996. (Fund Participation Agreement)

  (b) T. Rowe Price International Series, Inc, and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective
  Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)

(21) Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-125790) filed on April 3, 2012.

(22) Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------------
Dennis R. Glass**             President and Director
Mark E. Konen**               Executive Vice President and Director
Keith J. Ryan*                Vice President and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer
Charles A. Brawley, III**     Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***            Executive Vice President, Chief Investment Officer and Director
Randal Freitag**              Executive Vice President, Chief Financial Officer and Director
Charles C. Cornelio***        Executive Vice President, Chief Administrator Officer and Director

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (11)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life

     Flexible Premium Variable Life Account R; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   -------------------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
Patrick J. Caulfield**      Vice President and Chief Compliance Officer, Senior Counsel
Elizabeth F. Conover***     Assistant Vice President, Interim Chief Financial Officer
Nancy A. Smith*             Secretary
Joel Schwartz*              Senior Vice President and Director
Jeffrey D. Coutts*          Senior Vice President, Treasurer
Thomas O'Neill*             Senior Vice President, Chief Operating Officer, and Director

   * Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

   *** Principal Business address is 100 N. Greene Street, Greensboro, NC 27401

     (c)  N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account S, (File No.: 333-125790; 811-09241; CIK: 0001080299) has duly caused this Post-Effective Amendment No. 19 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina on the 2nd day of April, 2013. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S (REGISTRANT)

                                  /s/ Michael L. Parker
                          By --------------------------------------
                             Michael L. Parker
                             Vice President
                             The Lincoln National Life Insurance Company




                          THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                          (DEPOSITOR)

                                  /s/ Michael L. Parker
                          By --------------------------------------
                             Michael L. Parker
                             Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement (File No.: 333-125790; 811-09241;
CIK: 0001080299) on Form N-6 has been signed below on April 2, 2013 by the following persons, as officers and directors of the Depositor, in the capacities indicated.


SIGNATURE                                          TITLE
---------                                          -----

/s/ Dennis R. Glass *
-----------------------------                     President and Director
Dennis R. Glass

/s/ Charles C. Cornelio *
-----------------------------                     Executive Vice President; Chief Administrative Officer
Charles C. Cornelio                               and Director

/s/ Ellen G. Cooper *
-----------------------------                     Executive Vice President, Chief Investment Officer and
Ellen G. Cooper                                   Director

/s/ Randal J. Freitag *
-----------------------------                     Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen *
-----------------------------                     Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan *
-----------------------------                      Vice President and Director
Keith J. Ryan




       /s/ John L. Reizian
* By -----------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration
      Statement

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592
Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585
Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410
Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412
Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128,
333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796;
811-08557
Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235,
333-145239; 811-08579
Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275;
811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618;
811-01434
Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615;
811-05721
Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897;
333-172328; 333-174367; 333-181612; 333-186894; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569
Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855
Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188 Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779 Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.



SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass
------------------------------------               President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
------------------------------------               Executive Vice President; Chief Administrative Officer
Charles C. Cornelio                                and Director

/s/ Ellen G. Cooper
------------------------------------               Executive Vice President, Chief Investment Officer
Ellen G. Cooper                                    and Director

/s/ Randal J. Freitag
------------------------------------               Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen
------------------------------------               Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan
------------------------------------               Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/Delson R. Campbell
------------------------------------
Delson R. Campbell

/s/ Scott C. Durocher
------------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
------------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
-------------------------------------
Daniel P. Herr

/s/ Donald E. Keller
----------------------------------
Donald E. Keller

/s/ Brian a. Kroll
------------------------------------
Brian A. Kroll

/s/ John L. Reizian
------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
------------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
------------------------------------
Stephen R. Turer

/s/ John D. Weber
------------------------------------
John D. Weber





Version dated: March 2013